UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/11

Date of reporting period:	05/31/10

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the periods ended May 31, 2010 are filed herewith.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	INVESTMENT FUNDS — 1.9%

	United States — 1.9%
919,851	Vanguard Emerging Markets ETF (a)	35,138,308

	TOTAL INVESTMENT FUNDS (COST $35,925,107)	35,138,308

	MUTUAL FUNDS — 88.6%

	United States — 88.6%

	Affiliated Issuers
21,139,211	GMO International Growth Equity Fund, Class IV	386,213,380
21,464,671	GMO International Intrinsic Value Fund, Class IV	387,437,320
28,213,148	GMO Quality Fund, Class VI	503,604,696
25,723,478	GMO U.S. Core Equity Fund, Class VI	262,379,472
3,880,747	GMO U.S. Treasury Fund	97,018,678
	Total United States	1,636,653,546

	TOTAL MUTUAL FUNDS (COST $1,617,739,879)	1,636,653,546

	TOTAL INVESTMENTS — 90.5% (Cost $1,653,664,986)	1,671,791,854

	Other Assets and Liabilities (net) — 9.5%	175,454,426

	TOTAL NET ASSETS — 100.0%	$1,847,246,280

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,977,809,455	$—	$(306,017,601)	$(306,017,601)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$373,227,353	$60,200,000	$21,600,000	$—	$—	$386,213,380
GMO International Intrinsic Value Fund, Class IV	370,530,202	64,500,000	20,600,000	—	—	387,437,320
GMO International Small Companies Fund, Class III	16,554,137	152,713	16,859,445	152,713	—	—
GMO Quality Fund, Class VI	497,679,365	54,430,954	18,200,000	2,430,954	—	503,604,696
GMO U.S. Core Equity Fund, Class VI	276,676,267	9,545,406	15,900,000	945,406	—	262,379,472
GMO U.S. Treasury Fund	19,998,853	225,019,825	148,000,000	19,633	—	97,018,678
Totals	$1,554,666,177	$413,848,898	$241,159,445	$3,548,706	$—	$1,636,653,546

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/18/10	AUD	3,486,835	$2,949,007	$111,766
6/18/10	CHF	3,031,232	2,615,941	(404)
6/18/10	EUR	10,255,149	12,586,650	34,450
6/18/10	GBP	5,463,946	7,901,905	59,902
6/18/10	HKD	7,047,615	905,239	1,517
6/18/10	JPY	434,800,537	4,783,860	(64,734)
6/18/10	NOK	1,230,392	189,540	4,168
6/18/10	NZD	224,536	152,244	3,342
6/18/10	SEK	3,783,088	481,900	9,942
6/18/10	SGD	915,486	650,769	5,751
			$33,217,055	$165,700
Sales #
6/18/10	AUD	18,863,906	$15,954,236	$1,515,156
6/18/10	AUD	30,393,589	25,705,519	2,438,640
6/18/10	CHF	21,623,155	18,660,695	1,703,236
6/18/10	CHF	22,009,919	18,994,471	1,663,352
6/18/10	DKK	26,072,630	4,300,877	414,993
6/18/10	DKK	1,948,054	321,346	563
6/18/10	EUR	28,751,706	35,288,385	3,454,740
6/18/10	EUR	29,622,970	36,357,731	3,538,870
6/18/10	EUR	28,751,706	35,288,385	3,414,574
6/18/10	EUR	35,079,268	43,054,514	4,197,260
6/18/10	GBP	8,968,468	12,970,110	824,048
6/18/10	GBP	34,581,508	50,011,436	3,107,489
6/18/10	GBP	28,632,801	41,408,475	2,530,591
6/18/10	HKD	97,140,425	12,477,316	42,249
6/18/10	JPY	4,835,573,480	53,203,032	(1,123,731)
6/18/10	JPY	4,332,727,773	47,670,510	(1,112,077)
6/18/10	JPY	1,358,108,651	14,942,488	(314,002)
6/18/10	NOK	22,684,766	3,494,560	343,064
6/18/10	NZD	940,577	637,745	29,172
6/18/10	SEK	60,460,251	7,701,593	749,303
6/18/10	SEK	44,555,150	5,675,558	558,155
6/18/10	SGD	11,401,165	8,104,464	183,375
			$492,223,446	$28,159,020

†                                          Fund buys foreign currency; sells USD.

#                                         Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
803	OMXS 30	June 2010	$9,947,768	$131,216
205	MSCI Singapore	June 2010	9,537,400	(242,998)
109	IBEX 35	June 2010	12,316,248	251,112
842	CAC 40	June 2010	35,740,782	320,001
533	SPI 200	June 2010	49,946,418	4,956,067
127	FTSE/MIB	June 2010	15,046,129	2,377,683
118	Hang Seng	June 2010	14,854,181	(342,842)
1,130	FTSE 100 Index	June 2010	84,229,747	7,160,061
63	Amsterdam Exchanges	June 2010	4,916,380	101,850
1,445	TOPIX	June 2010	139,274,670	6,594,917
20	DAX	June 2010	3,641,364	43,461
182	S&P MID 400 E-Mini Index	June 2010	13,872,040	349,220
9,322	S&P 500 E-Mini Index	June 2010	507,349,850	23,333,027
220	Russell 2000 Mini	June 2010	14,544,200	234,220
			$915,217,177	$45,266,995

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
57,311,911	USD	8/9/2010	JP Morgan Chase Bank	Custom Low Quality Equity Basket	3 month LIBOR -1.35%	$(423,166)
195,627,961	USD	8/9/2010	Citigroup	Custom Low Quality Equity Basket	3 month LIBOR -0.90%	9,280,438
45,000,526	USD	1/19/2011	BNP Paribas	MSCI Daily Total Return EAFE	12 month LIBOR -0.78%	7,116,774
199,886,869	USD	3/30/2011	Deutsche Bank AG	MSCI Daily Total Return EAFE	12 month LIBOR -0.73%	25,060,452
100,983,424	USD	5/10/2011	BNP Paribas	MSCI Daily Total Return EAFE	12 month LIBOR -0.78%	6,574,490
						$47,608,988
					Premiums to (Pay) Receive	$—

As of May 31, 2010, for futures, swap contracts and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

MSCI - Morgan Stanley Capital International

(a)               Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF invests substantially all (normally about 95%) of its assets in the common stocks included in the ESCI® Emerging Market Index, while complying a form of sampling to reduce risk.

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 41.67% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Funds
United States	$35,138,308	$—	$—	$35,138,308
TOTAL INVESTMENT FUNDS	35,138,308	—	—	35,138,308
Mutual Funds
United States	1,636,653,546	—	—	1,636,653,546
TOTAL MUTUAL FUNDS	1,636,653,546	—	—	1,636,653,546
Total Investments	1,671,791,854	—	—	1,671,791,854
Derivatives
Forward Currency Contracts
Foreign Exchange risk	—	30,939,668	—	30,939,668
Futures Contracts
Equity risk	23,916,467	21,936,368	—	45,852,835
Swap Agreements
Equity risk	—	48,032,154	—	48,032,154
Total Derivatives	23,916,467	100,908,190	—	124,824,657
Total	$1,695,708,321	$100,908,190	$—	$1,796,616,511

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Exchange risk	$—	$(2,614,948)	$—	$(2,614,948)
Futures Contracts
Equity risk	—	(585,840)	—	(585,840)
Swap Agreements
Equity risk	—	(423,166)	—	(423,166)
Total Derivatives	—	(3,623,954)	—	(3,623,954)
Total	$—	$(3,623,954)	$—	$(3,623,954)

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by the Fund or underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund or an underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and widening credit spreads on asset-backed securities.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund’s portfolio to be economically leveraged. Because the Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions, the Fund may be leveraged in relation to its assets. Leverage increases the Fund’s portfolio losses when the value of its investment positions decline.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Other principal risks of an investment in the Fund include Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s or an underlying fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investment by the Fund or an underlying fund in companies with smaller market capitalizations), and Short Sales Risk (risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations. Due to declines in the net assets of the Fund prior to May 31, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund uses exchange — traded and OTC derivatives to gain investment exposure and makes short sales of securities.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests, adjust against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests.  Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$45,852,835	$—	$45,852,835
Unrealized appreciation on forward currency contracts	—	30,939,668	—	—	—	30,939,668
Unrealized appreciation on swap agreements	—	—	—	48,032,154	—	48,032,154
Total	$—	$30,939,668	$—	$93,884,989	$—	$124,824,657

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(585,840)	$—	$(585,840)
Unrealized depreciation on forward currency contracts	—	(2,614,948)	—	—	—	(2,614,948)
Unrealized depreciation on swap agreements	—	—	—	(423,166)	—	(423,166)
Total	$—	$(2,614,948)	$—	$(1,009,006)	$—	$(3,623,954)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$569,287,597	$959,440,489	$490,099,015

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 36.0%

	U.S. Government — 36.0%
7,893,432	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)(c)	8,030,951
	TOTAL DEBT OBLIGATIONS (COST $8,100,878)	8,030,951

Shares	Description	Value ($)
	MUTUAL FUNDS — 52.3%

	Affiliated Issuers — 52.3%
791,020	GMO Short-Duration Collateral Fund	10,773,696
36,635	GMO U.S. Treasury Fund	915,879
	TOTAL MUTUAL FUNDS (COST $13,134,673)	11,689,575

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 14.3%

	Money Market Funds — 1.8%
98,022	SSgA USD Liquidity Fund-Class I Stable NAV Shares(a)(d)	98,022
299,412	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	299,412
	Total Money Market Funds	397,434

	Other Short-Term Investments — 12.5%
1,200,000	U.S. Treasury Bill, 0.30%, due 04/07/11(a)(e)	1,196,952
1,600,000	U.S. Treasury Bill, 0.32%, due 05/05/11(a)(e)	1,595,239
	Total Other Short-Term Investments	2,792,191

	TOTAL SHORT-TERM INVESTMENTS (COST $3,187,739)	3,189,625

	TOTAL INVESTMENTS — 102.6% (Cost $24,423,290)	22,910,151

	Other Assets and Liabilities (net) — (2.6%)	(574,693)

	TOTAL NET ASSETS — 100.0%	$22,335,458

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$31,698,638	$0	$(8,788,487)	$(8,788,487)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$11,849,484	$—	$—	$49,832	$—	$1,315,435	$10,773,696
GMO U.S. Treasury Fund	$3,081,526	$1,357,353	$3,523,000	$353	$—	$—	$915,879
Totals	$14,931,010	$1,357,353	$3,523,000	$50,185	$—	$1,315,435	$11,689,575

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Futures Contracts(a)

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1	Copper	July 2010	$77,612	$(10,673)
4	Cotton No. 2	July 2010	160,100	(379)
1	Gasoline RBOB	July 2010	85,117	(7,035)
4	Gold 100 OZ	August 2010	486,000	4,943
8	Lean Hogs	July 2010	264,320	(5,067)
5	Live Cattle	August 2010	178,500	(10,102)
4	Silver	July 2010	368,440	(417)
1	Soybean	July 2010	46,888	(1,529)
12	Soybean Meal	July 2010	328,200	(22,731)
			$1,995,177	$(52,990)
Sales
2	Cocoa	July 2010	$59,300	$(930)
3	Coffee “C”	July 2010	151,031	(198)
18	Corn	July 2010	323,100	624
1	Heating Oil	July 2010	84,189	(5,086)
8	Natural Gas	July 2010	347,280	(6,112)
2	Light Sweet Crude Oil	July 2010	147,940	(6,488)
8	Soybean Oil	July 2010	180,528	2,546
10	Sugar 11	July 2010	158,928	32,019
16	Wheat	July 2010	366,200	18,345
			$1,818,496	$34,720

Swap Agreements(a)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives		Market Value
10,766,925	USD	7/14/2010	Barclays	1 month T-Bill + 0.23%	Return on DJ-AIG Commodity Index	(b)	$(209,840)
							$(209,840)
					Premiums to (Pay) Receive		$—

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(d)	Fund is domiciled in Ireland.
(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

USD - United States Dollar

Basis of presentation and principles of consolidation

The accompanying consolidated schedule of investments includes the accounts (and the related notes when appropriate) of GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated schedule of investments includes 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.82% of net assets.  The Fund and the funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 6.62% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations	$—	$8,030,951	$—	$8,030,951
Mutual Funds	11,689,575	—	—	11,689,575
Short-Term Investments	3,189,625	—	—	3,189,625
Total Investments	14,879,200	8,030,951	—	22,910,151
Derivatives
Futures Contracts
Other contracts risk	58,477	—	—	58,477
Total	$14,937,677	$8,030,951	$—	$22,968,628

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements
Other contracts risk	$—	$(209,840)	$—	$(209,840)
Futures Contracts
Other contracts risk	(76,747)	—	—	(76,747)
Total	$(76,747)	$(209,840)	$—	$(286,587)

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 31.35% and (0.03)% of total net assets, respectively.

The Fund held no direct investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and  date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Commodities Risk — Because of the Fund’s indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. Credit risk is particularly pronounced for below investment grade securities. Additionally, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.  This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Leveraging Risk — Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be economically leveraged in relation to its assets. Leverage increases the Fund’s portfolio losses when the value of its investment positions decline.

• Derivatives Risk — The use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because a basic component of the Fund’s principal investment strategies involves using derivatives, in particular commodity swap contracts, commodity futures, and other exchange-traded and OTC commodity-related derivatives, to gain indirect exposure to the investment returns of commodities that trade in the commodity markets.

• Management Risk — This is the risk that the Manager’s strategies and techniques will fail to produce the desired results.

• Market Disruption and Geopolitical Risk — This is the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally.

• Market Risk—Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focus on investments in industries with high positive correlations to one another), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected).  The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions.  The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used total return swap agreements to adjust exposure to certain markets.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$—	$58,477	$58,477
Total	$—	$—	$—	$—	$58,477	$58,477

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$—	$(76,747)	$(76,747)
Unrealized depreciation on swap agreements	$—	$—	$—	$—	$(209,840)	$(209,840)
Total	$—	$—	$—	$—	$(286,587)	$(286,587)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Futures Contracts	Swap Agreements
Average amount outstanding	$4,066,994	$10,806,539

Subsequent event

Effective June 25, 2010, the Fund’s management fee was 0.70%. The Manager has voluntarily agreed to waive the Fund’s management fee to 0.45%.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 108.6%

	U.S. Government — 108.6%
301,935,600	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15(a)	320,625,912
168,800,900	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/17(a)	184,198,213
165,531,415	U.S. Treasury Inflation Indexed Bond, 1.38%, due 01/15/20(a)	166,604,721
131,705,600	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29(a)	146,374,525
35,222,950	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40(a)	37,651,245
62,793,351	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)(c)	63,912,988
60,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21(c)	38,404,320
50,000,000	U.S. Treasury Strip Coupon, due 08/15/22(c)	30,631,800
	Total U.S. Government	988,403,724

	TOTAL DEBT OBLIGATIONS (COST $985,068,848)	988,403,724

Shares	Description	Value ($)
	MUTUAL FUNDS — 0.2%

	Affiliated Issuers — 0.2%
92,006	GMO U.S. Treasury Fund	2,300,157

	TOTAL MUTUAL FUNDS (COST $2,300,157)	2,300,157

Contracts	Description	Value ($)
	OPTIONS PURCHASED — 2.1%

	Options on Futures — 2.1%
2,500	U.S Treasury Bonds 30 Yrs Futures Call, Expires 06/25/10, Strike 121.00	6,914,062
2,500	U.S Treasury Bonds 30 Yrs Futures Call, Expires 06/25/10, Strike 125.00	2,382,813
11,000	Euro Dollar Futures Options Call, Expires 09/10/10, Strike 98.38	8,525,000
11,000	Euro Dollar Futures Options Call, Expires 09/10/10, Strike 98.88	1,650,000
	Total Options on Futures	19,471,875

	TOTAL OPTIONS PURCHASED (COST $10,608,700)	19,471,875

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.0%

	Money Market Funds — 1.0%
8,788,013	State Street Institutional U.S. Government Money Market Fund-Institutional Class	8,788,013

	TOTAL SHORT-TERM INVESTMENTS (COST $8,788,013)	8,788,013

	TOTAL INVESTMENTS — 111.9% (Cost $1,006,765,718)	1,018,963,769

	Other Assets and Liabilities (net) — (11.9%)	(108,446,283)

	TOTAL NET ASSETS — 100.0%	$910,517,486

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,006,769,048	$14,590,405	$(2,395,684)	$12,194,721

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$9,396,214	$69,403,858	$76,500,000	$3,858	$—	$2,300,157
Totals	$9,396,214	$69,403,858	$76,500,000	$3,858	$—	$2,300,157

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	30,312,500	Barclays Bank PLC, 0.40%, dated 05/25/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 07/30/10.	$(30,312,837)
USD	12,075,000	Barclays Bank PLC, 0.26%, dated 04/30/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 06/03/10.	(12,092,442)
USD	21,925,000	Barclays Bank PLC, 0.27%, dated 05/24/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 06/07/10.	(21,925,822)
USD	25,300,000	Barclays Bank PLC, 0.40%, dated 05/25/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 07/30/10.	(25,300,281)
			$(89,631,382)

Average balance outstanding	$(66,540,342)
Average interest rate	0.34%
Maximum balance outstanding	$(89,612,500)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
11,800	Euro Dollar 90 Days	March 2011	$2,916,812,500	$167,100
Sales
11,800	Euro Dollar 90 Days	March 2012	$2,891,295,000	$(10,747,038)

Written Options

A summary of open written option contracts for the Fund at May 31, 2010 is as follows:

Contracts		Expiration Date	Description		Premiums	Market Value
Call	22,000	9/10/2010	USD	Euro Dollar Future Option Call, Strike 98.63	$(3,531,000)	$(8,800,000)
Call	5,000	6/25/2010	USD	U.S. Treasury Bonds 30Yrs. Future, Strike 123.00	(5,068,150)	(8,359,375)
					$(8,599,150)	$(17,159,375)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
1,266,000,000	USD	7/29/2012	JP Morgan Bank	(Pay)	1.47%	3 Month LIBOR	$(2,616,179)
500,000,000	USD	7/29/2015	JP Morgan Bank	Receive	2.84%	3 Month LIBOR	7,037,700
457,000,000	USD	8/17/2012	Citigroup	(Pay)	1.39%	3 Month LIBOR	115,303
191,000,000	USD	8/17/2015	Citigroup	Receive	2.76%	3 Month LIBOR	1,563,344
40,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	194,947
20,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(229,157)
50,000,000	USD	8/15/2022	Barclays Bank PLC	(Pay)	0.00%	3 month LIBOR	(1,218,503)
							$4,847,455
					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)	All or a portion of this security has been pledged to cover margin requirements on open financial futures and options contracts and/or collateral on open swap contracts.
(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

Currency Abbreviations:

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$988,403,724	$—	$988,403,724
TOTAL DEBT OBLIGATIONS	—	988,403,724	—	988,403,724
Mutual Funds	2,300,157	—	—	2,300,157
Options Purchased	19,471,875	—	—	19,471,875
Short-Term Investments	8,788,013	—	—	8,788,013
Total Investments	30,560,045	988,403,724	—	1,018,963,769
Derivatives
Futures Contracts
Interest Rate Risk	167,100	—	—	167,100
Swap Agreements
Interest Rate Risk	—	8,911,294	—	8,911,294
Total	$30,727,145	$997,315,018	$—	$1,028,042,163

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Futures Contracts
Interest Rate Risk	$(10,747,038)	$—	$—	$(10,747,038)
Written Options
Interest Rate Risk	(17,159,375)	—	—	(17,159,375)
Swap Agreements
Interest Rate Risk	—	(4,063,839)	—	(4,063,839)
Total	$(27,906,413)	$(4,063,839)	$—	$(31,970,252)

The underlying fund held at period end is classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying fund, please refer to the portfolio valuation notes in their financial statements.

The Fund held no direct investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $89,631,382, collateralized by securities with a market value, plus accrued interest, of $89,758,630. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk may be particularly pronounced for the Fund because it may invest up to 100% of its assets in below investment grade bonds (“junk bonds”). Junk bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. Additionally, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investment positions decline.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments, with the Fund’s investments in emerging countries subject to this risk to a greater extent), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Liquidity Risk (difficulty in selling Fund investments), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio.  Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2010, the Fund used purchased option contracts to adjust interest rate exposure.  Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2010, the Fund used written option contracts to adjust interest rate exposure.  Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums
Outstanding, beginning of period	$—	(6,000)	$(2,050,500)	$—	(10,000)	$(1,830,000)
Options written	—	(10,000)	(3,105,000)	—	(27,000)	(8,599,150)
Options bought back	—	2,000	683,500	—	10,000	1,830,000
Options expired	—	14,000	4,472,000	—	—	—
Options sold	—	—	—	—	—	—
Outstanding, end of period	$—	—	$—	$—	(27,000)	$(8,599,150)

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions.  The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$167,100	$—	$—	$—	$—	$167,100
Unrealized appreciation on swap agreements	8,911,294	—	—	—	—	8,911,294
Total	$9,078,394	$—	$—	$—	$—	$9,078,394

Liabilities:
Written options outstanding	$(17,159,375)	$—	$—	$—	$—	$(17,159,375)
Unrealized depreciation on futures contracts*	(10,747,038)	—	—	—	—	(10,747,038)
Unrealized depreciation on swap agreements	(4,063,839)	—	—	—	—	(4,063,839)
Total	$(31,970,252)	$—	$—	$—	$—	$(31,970,252)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Futures Contracts	Swap Contracts	Options
Average amount outstanding	$2,576,472,500	$793,900,000	$88,000,000

Subsequent event

Subsequent to May 31, 2010, the Fund received redemption requests in the amount of $471,698,162.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 97.4%

	Affiliated Issuers — 97.4%
77,960,657	GMO Alpha Only Fund, Class IV	374,211,151
732,600	GMO Alternative Asset Opportunity Fund	19,538,441
2,759,662	GMO Asset Allocation Bond Fund, Class VI	72,937,860
49,747,527	GMO Currency Hedged International Equity Fund, Class III	130,835,996
4,024,223	GMO Emerging Country Debt Fund, Class IV	35,050,986
11,699,340	GMO Emerging Markets Fund, Class VI	133,723,461
2,742,096	GMO Flexible Equities Fund, Class VI	50,290,048
9,271,446	GMO International Small Companies Fund, Class III	58,039,255
28,230,866	GMO Quality Fund, Class VI	503,920,952
2,720,925	GMO Special Situations Fund, Class VI	73,519,400
15,095,576	GMO Strategic Fixed Income Fund, Class VI	229,603,710
929,854	GMO World Opportunity Overlay Fund	20,401,006
	TOTAL MUTUAL FUNDS (COST $1,774,921,305)	1,702,072,266

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 2.6%

	Asset-Backed Securities — 2.6%

	Auto Financing — 0.4%
700,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.69%, due 07/15/14	707,656
300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	316,530
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.15%, due 11/10/14	510,880
1,400,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.34%, due 03/15/13	1,432,354
1,300,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	1,274,000
420,171	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	421,600
394,732	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	393,982
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	1,097,250
1,200,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	1,199,400
	Total Auto Financing	7,353,652

	Business Loans — 0.2%
486,512	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.71%, due 01/25/35	384,345
437,745	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.63%, due 05/15/32	361,359
1,600,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.35%, due 07/20/12	1,598,592
1,179,088	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.59%, due 09/25/30	766,407
	Total Business Loans	3,110,703

	CMBS — 0.2%
700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	494,949
800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	806,880
83,640	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.37%, due 11/05/21	79,040
822,268	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.37%, due 03/06/20	781,155

1,100,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	1,120,130
500,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	519,550
79,094	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	79,588
431,419	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	388,277
	Total CMBS	4,269,569

	CMBS Collateralized Debt Obligations — 0.1%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.28%, due 11/23/52	71,973
1,525,783	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.64%, due 06/28/19	1,373,205
	Total CMBS Collateralized Debt Obligations	1,445,178

	Credit Cards — 0.5%
1,400,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	1,399,820
1,900,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.59%, due 06/16/14	1,895,440
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	674,149
1,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.71%, due 10/16/13	1,600,000
1,100,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.39%, due 04/15/13	1,098,969
200,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.49%, due 01/15/14	199,636
800,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	805,000
1,300,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	1,240,629
	Total Credit Cards	8,913,643

	Equipment Leases — 0.1%
800,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.29%, due 08/15/14	814,000
65,084	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.59%, due 06/14/11	65,043
	Total Equipment Leases	879,043

	Insured Auto Financing — 0.3%
1,041,144	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.32%, due 10/06/13	1,027,505
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.80%, due 03/08/16	795,440
474,434	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.35%, due 07/15/13	471,926
288,586	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	288,358
968,625	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	959,054
1,100,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.54%, due 07/14/14	1,102,002
	Total Insured Auto Financing	4,644,285

	Insured Other — 0.1%
1,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	928,200
736,223	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 12/15/41	637,986

2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	192,550
	Total Insured Other	1,758,736

	Insured Residential Asset-Backed Securities (United States) — 0.0%
321,310	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.56%, due 11/25/35	224,718

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
204,934	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.67%, due 01/25/35	120,911
80,533	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.90%, due 08/15/30	39,597
297,026	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.56%, due 06/25/34	210,562
	Total Insured Residential Mortgage-Backed Securities (United States)	371,070

	Insured Time Share — 0.0%
119,373	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.52%, due 05/20/17	114,001

	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,400,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.69%, due 06/22/10	1,394,820

	Residential Asset-Backed Securities (United States) — 0.4%
711,846	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.41%, due 11/25/36	373,933
24,894	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.48%, due 02/25/36	3,152
563,187	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 07/25/36	217,531
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.49%, due 10/25/36	736,321
873,766	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.35%, due 05/28/39	406,302
556,033	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.65%, due 05/28/39	202,952
333,641	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.46%, due 02/25/37	302,279
1,096,801	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.50%, due 06/25/36	973,466
355,215	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.42%, due 03/25/37	344,311
115,580	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.64%, due 04/25/34	73,971
747,025	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.50%, due 04/25/36	452,884
202,809	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.44%, due 08/25/36	127,231
773,386	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 01/20/35	650,128
600,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.49%, due 03/25/36	283,500
2,314,114	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 08/25/36	781,014
781,751	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.50%, due 03/25/36	97,719
218,523	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.46%, due 02/25/37	124,383
693,723	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.44%, due 04/25/37	624,350
722,333	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.59%, due 01/25/36	674,529
	Total Residential Asset-Backed Securities (United States)	7,449,956

	Residential Mortgage-Backed Securities (Australian) — 0.1%
450,873	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.79%, due 09/27/35	424,386

225,615	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.65%, due 12/08/36	217,259
602,253	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.31%, due 06/14/37	580,194
260,825	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.36%, due 01/12/37	256,365
	Total Residential Mortgage-Backed Securities (Australian)	1,478,204

	Residential Mortgage-Backed Securities (European) — 0.1%
602,778	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.38%, due 09/20/66	493,314
700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	652,750
211,498	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.38%, due 12/20/54	192,992
40,618	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.86%, due 05/15/34	35,599
528,992	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.36%, due 09/15/39	450,119
	Total Residential Mortgage-Backed Securities (European)	1,824,774

	Residential Mortgage-Backed Securities (United States) — 0.0%
109,152	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.64%, due 08/25/35	64,399

	Student Loans — 0.0%
525,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.34%, due 04/25/22	524,843

	Time Share — 0.0%
171,042	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.34%, due 02/20/20	178,312
	Total Asset-Backed Securities	45,999,906

	U.S. Government Agency — 0.0%
41,875	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.62%, due 10/01/12(a)	41,223
101,782	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.12%, due 10/01/11(a)	100,379
133,334	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.12%, due 01/01/12(a)	131,513
	Total U.S. Government Agency	273,115

	TOTAL DEBT OBLIGATIONS (COST $42,823,924)	46,273,021

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
62,320	State Street Institutional U.S. Government Money Market Fund-Institutional Class	62,320
	TOTAL SHORT-TERM INVESTMENTS (COST $62,320)	62,320

	TOTAL INVESTMENTS — 100.0% (Cost $1,817,807,549)	1,748,407,607

	Other Assets and Liabilities (net) — (0.0%)	(93,309)

	TOTAL NET ASSETS — 100.0%	$1,748,314,298

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,874,061,874	$67,435,115	$(193,089,382)	$(125,654,267)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$342,509,435	$39,813,231	$125,000	$—	$—	$—	$374,211,151
GMO Alternative Asset Opportunity Fund	19,956,023	—	—	—	—	—	19,538,441
GMO Asset Allocation Bond Fund, Class VI	56,220,417	16,928,048	1,006,681	—	—	—	72,937,860
GMO Currency Hedged International Equity Fund	—	160,492,535	18,000,000	—	—	—	130,835,996
GMO Emerging Country Debt Fund, Class IV	33,345,891	782,050	—	—	—	—	35,050,986
GMO Emerging Markets Fund, Class VI	97,647,483	41,464,381	55,000	—	—	—	133,723,461
GMO Flexible Equities Fund, Class VI	50,721,211	172,006	—	—	—	—	50,290,048
GMO International Small Companies Fund, Class III	114,873,673	4,584,166	62,760,000	800,385	—	—	58,039,255
GMO Quality Fund, Class VI	661,825,731	9,625,211	137,782,000	2,835,789	—	—	503,920,952
GMO Special Situations Fund, Class VI	51,138,284	23,387,568	—	—	—	—	73,519,400
GMO Strategic Fixed Income Fund, Class VI	233,830,471	—	—	271,939	—	12,202,332	229,603,710
GMO World Opportunity Overlay Fund	19,805,899	—	—	—	—	—	20,401,006
Totals	$1,681,874,518	$297,249,196	$219,728,681	$3,908,113	$—	$12,202,332	$1,702,072,266

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank for Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.

(a)     Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market (“OTC”) to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.78% of net assets.  The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 30.26% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 2.58% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$14,662,388	$31,337,518	$45,999,906
U.S. Government Agency	—	—	273,115	273,115
TOTAL DEBT OBLIGATIONS	—	14,662,388	31,610,633	46,273,021
Mutual Funds	1,702,072,266	—	—	1,702,072,266
Short-Term Investments	62,320	—	—	62,320
Total Investments	1,702,134,586	14,662,388	31,610,633	1,748,407,607
Total	$1,702,134,586	$14,662,388	$31,610,633	$1,748,407,607

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 11.49% and (0.08)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010
Debt Obligations
Asset-Backed Securities	$34,186,897	$(4,061,329)	$315,459	$1,009,917	$(113,426)	$—	$—	$31,337,518
U.S. Government Agency	314,363	(41,592)	936	937	(1,529)	—	—	273,115
Total Debt Obligations	34,501,260	(4,102,921)	316,395	1,010,854	(114,955)	—	—	31,610,633
Total	$34,501,260	$(4,102,921)	$316,395	$1,010,854	$(114,955)	$—	$—	$31,610,633

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. In addition, while each GMO Fund is exposed to some level of management risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities demarket index or benchmark.

• Market Risk — Equity Securities — The Fund may allocate part or all of its assets to equity investments (including investments in emerging country equities). Equity securities may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund’s equity investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Custody arrangements for foreign securities may offer significantly less protection than custody arrangements for U.S. securities. A license may need to be maintained to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — The Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt and other below investment grade securities (also known as “junk bonds”). Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Smaller Company Risk — The Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or a borrower of securities or a counterparty repurchase agreement), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments),Leveraging Risk (increased risk from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited),Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares/Par Value		Description	Value ($)
		COMMON STOCKS — 0.1%

		United States — 0.1%

		Diversified Financials
12,074		CIT Group, Inc.*	444,202

		TOTAL COMMON STOCKS (COST $290,064)	444,202

		DEBT OBLIGATIONS — 26.7%

		Albania — 1.6%

		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	5,605,382

		Australia — 0.2%

		Asset-Backed Securities
USD	241,685	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	232,304
USD	330,355	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.45%, due 05/10/36	321,546
		Total Australia	553,850

		United Kingdom — 0.3%

		Asset-Backed Securities
USD	185,195	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.36%, due 03/20/30	183,121
USD	700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	652,750
USD	42,300	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.38%, due 12/20/54	38,598
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.38%, due 10/15/33	292,678
		Total United Kingdom	1,167,147

		United States — 24.6%

		Asset-Backed Securities — 3.6%
USD	300,839	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.54%, due 05/25/37	31,347
USD	297,470	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.32%, due 10/06/13	293,573
USD	1,126,373	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 07/25/36	435,062
USD	932,909	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 06/25/36	363,980
USD	111,149	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.45%, due 09/25/36	45,282
USD	163,274	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.73%, due 01/25/36	109,394
USD	300,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.74%, due 02/18/14	300,567
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	481,535
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.57%, due 01/25/24	300,090
USD	799,220	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.64%, due 06/28/19	719,298
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.15%, due 11/10/14	306,528
USD	747,025	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.50%, due 04/25/36	452,884
USD	289,998	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.38%, due 02/15/12	289,734
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	490,000
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.50%, due 08/25/36	34,000
USD	433,365	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.54%, due 05/25/36	274,103
USD	875,158	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.58%, due 11/15/33	722,005

USD	400,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	399,880
USD	9,119	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.59%, due 07/25/30	8,767
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.41%, due 03/06/20	744,000
USD	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	600,281
USD	200,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.49%, due 03/25/36	94,500
USD	700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 06/25/36	234,500
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.57%, due 02/25/37	177,500
USD	300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	301,875
USD	244,436	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.48%, due 08/25/23	239,547
USD	210,086	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	210,800
USD	139,816	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.45%, due 04/25/37	135,873
USD	85,240	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.63%, due 12/25/32	35,400
USD	253,132	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.39%, due 09/15/14	249,039
USD	147,402	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.53%, due 11/25/35	96,460
USD	438,381	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 05/20/18	407,921
USD	449,816	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.29%, due 09/15/22	424,514
USD	67,479	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 11/25/35	27,329
USD	400,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	399,000
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.54%, due 07/14/14	400,728
USD	500,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	499,750
USD	800,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.49%, due 03/20/14	807,992
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	381,732
			12,526,770

		Corporate Debt — 0.4%
USD	140,270	CIT Group, Inc., 7.00%, due 05/01/13	135,711
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/14	199,359
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/15	194,099
USD	350,676	CIT Group, Inc., 7.00%, due 05/01/16	319,115
USD	490,947	CIT Group, Inc., 7.00%, due 05/01/17	444,307
			1,292,591

		U.S. Government — 20.6%
USD	22,136,574	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(b)(c)	22,531,280
USD	30,000,000	U.S. Treasury Note, 2.50%, due 03/31/15	30,637,500
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12*(d)	9,810,457

USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12*(d)	9,688,074
			72,667,311
		Total United States	86,486,672

		TOTAL DEBT OBLIGATIONS (COST $91,310,104)	93,813,051

Shares	Description	Value ($)
	MUTUAL FUNDS — 73.0%

	United States — 73.0%

	Affiliated Issuers
1,130,983	GMO Emerging Country Debt Fund, Class IV	9,850,859
7,417,054	GMO Short-Duration Collateral Fund	101,020,277
93,858	GMO Special Purpose Holding Fund(e)	50,683
3,061,496	GMO U.S. Treasury Fund	76,537,404
3,160,555	GMO World Opportunity Overlay Fund	69,342,572
	Total United States	256,801,795

	TOTAL MUTUAL FUNDS (COST $271,987,048)	256,801,795

	PREFERRED STOCKS — 0.3%

	United States — 0.3%
10,000	Home Ownership Funding 2 Preferred 144A, 1.00%(d)	900,000

	TOTAL PREFERRED STOCKS (COST $2,138,851)	900,000

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.0%

	Money Market Funds — 0.8%
2,951,988	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	2,951,988

	Other Short-Term Investments — 0.2%
200,000	U.S. Treasury Bill, 0.29%, due 04/07/11 (b)(f)	199,492
600,000	U.S. Treasury Bill, 0.32%, due 05/05/11 (b)(f)	598,214
		797,706

	TOTAL SHORT-TERM INVESTMENTS (COST $3,749,267)	3,749,694

	TOTAL INVESTMENTS — 101.1% (Cost $369,475,334)	355,708,742

	Other Assets and Liabilities (net) — (1.1%)	(3,706,842)

	TOTAL NET ASSETS — 100.0%	$352,001,900

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$390,712,388	$3,973,316	$(38,976,962)	$(35,003,646)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Returm of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$13,942,458	$—	$4,700,000	$—	$—	$—	$9,850,859
GMO Short-Duration Collateral Fund	111,107,471	—	—	467,256	—	12,334,266	101,020,277
GMO Special Purpose Holding Fund	51,622	—	—	—	—	—	50,683
GMO U.S. Treasury Fund	72,662,938	33,974,466	30,100,000	24,466	—	—	76,537,404
GMO World Opportunity Overlay Fund	67,319,816	—	—	—	—	—	69,342,572
Totals	$265,084,305	$33,974,466	$34,800,000	$491,722	$—	$12,334,266	$256,801,795

*The table above includes estimated sources of all distributions paid by the underlying fund(s) during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
7/20/10	AUD	18,100,000	$15,251,157	$(911,057)
7/27/10	CAD	1,600,000	1,520,112	18,815
6/29/10	CHF	1,700,000	1,467,509	(137,340)
7/06/10	EUR	1,900,000	2,332,480	(59,373)
7/06/10	EUR	1,200,000	1,473,145	(16,043)
6/01/10	GBP	7,600,000	10,990,743	(171,928)
6/01/10	GBP	3,300,000	4,772,296	(253,643)
6/01/10	GBP	100,000	144,615	(9,196)
7/13/10	JPY	160,000,000	1,761,108	46,918
7/13/10	JPY	180,000,000	1,981,247	48,319
6/08/10	NZD	700,000	474,936	(28,917)
6/08/10	NZD	7,200,000	4,885,051	(330,785)
6/08/10	NZD	9,200,000	6,242,010	(293,052)
			$53,296,409	$(2,097,282)
Sales #
7/20/10	AUD	3,200,000	$2,696,337	$(69,137)
7/20/10	AUD	4,900,000	4,128,766	(86,299)
7/27/10	CAD	3,100,000	2,945,218	(31,739)
7/27/10	CAD	9,100,000	8,645,639	(39,002)
6/29/10	CHF	6,600,000	5,697,386	400,369
6/29/10	CHF	13,500,000	11,653,744	576,578
6/29/10	CHF	9,500,000	8,200,783	237,201
7/06/10	EUR	1,800,000	2,209,717	191,159
7/06/10	EUR	1,800,000	2,209,717	186,821
7/06/10	EUR	10,400,000	12,767,256	809,872
6/01/10	GBP	1,800,000	2,603,071	93,933
6/01/10	GBP	9,200,000	13,304,584	417,037
9/07/10	GBP	4,900,000	7,087,742	(41,199)
7/13/10	JPY	12,000,000	132,083	(1,099)
6/08/10	NZD	6,100,000	4,138,724	11,908
			$88,420,767	$2,656,403

†        Fund buys foreign currency; sells USD.

#       Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
6/15/10	EUR	4,000,000	NOK	31,982,600	$18,262
6/15/10	EUR	5,400,000	NOK	43,526,196	78,528
6/15/10	EUR	3,200,000	NOK	25,786,389	45,470
6/22/10	EUR	1,100,000	SEK	10,682,760	10,678
6/15/10	NOK	18,875,016	EUR	2,400,000	37,506
6/22/10	SEK	41,339,940	EUR	4,300,000	11,755
6/22/10	SEK	14,447,505	EUR	1,500,000	712
6/22/10	SEK	6,776,371	EUR	700,000	(4,025)
					$198,886

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
3	Australian Government Bond 3 Yr.	June 2010	$260,040	$417
197	Canadian Government Bond 10 Yr.	September 2010	22,759,146	(167,788)
72	Euro BOBL	June 2010	10,652,070	178,615
160	Euro Bund	June 2010	25,287,046	658,578
54	U.S. Treasury Bond (CBT)	September 2010	6,623,438	(71,881)
33	U.S. Treasury Note 2 Yr. (CBT)	September 2010	7,198,641	4,026
66	U.S. Treasury Note 10 Yr. (CBT)	September 2010	7,911,750	(27,587)
			$80,692,131	$574,380
Sales
6	Australian Government Bond 10 Yr.	June 2010	$527,338	$(10,022)
28	Japanese Government Bond 10 Yr. (TSE)	June 2010	43,186,446	(402,297)
64	U.S. Treasury Note 5Yr. (CBT)	September 2010	7,467,000	23,308
12	UK Gilt Long Bond	September 2010	2,064,526	10,957
			$53,245,310	$(378,054)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	2.10%	Prologis	2,000,000	USD	$(38,425)
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	0.66%	ERP Operating LP	2,000,000	USD	(7,892)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	5.60%	SLM Corp.	2,000,000	USD	(326,499)
										$(372,816)
							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
15,100,000	CHF	9/15/2015	Deutsche Bank AG	(Pay)	1.90%	6 Month CHF LIBOR	$(292,267)
38,200,000	SEK	9/15/2015	Barclays Bank PLC	(Pay)	2.50%	3 Month SEK STIBOR	(6,602)
11,200,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	(216,781)
5,600,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(108,390)
11,200,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	(216,781)
							$(840,821)
					Premiums to (Pay) Receive		$144,044

#                 Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
15,000,000	USD	7/30/2010	Barclays	1 month LIBOR	Barclays MBS Fixed Rate Index	$178,401
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR - 0.01%	Barclays Capital Aggregate Total Return Index	(149,241)
						$29,160
					Premiums to (Pay) Receive	$—

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MBS - Mortgage-Backed Security

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TSE - Tokyo Stock Exchange

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.

*                 Non-income producing security.

(a)          Security is backed by the U.S. Government.

(b)         All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(c)          Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)         Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)          Underlying investment represents interests in defaulted claims.

(f)            Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 6.45% of net assets.  The Fund and the funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 9.09% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps. The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate or U.S. Treasury yield.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$444,202	$—	$—	$444,202
Debt Obligations
U.S. Government	30,637,500	22,531,280	19,498,531	72,667,311
Foreign Government Obligations	—	5,605,382	—	5,605,382
Asset-Backed Securities	—	2,779,372	11,468,395	14,247,767
Corporate Debt	—	1,292,591	—	1,292,591
TOTAL DEBT OBLIGATIONS	30,637,500	32,208,625	30,966,926	93,813,051
Mutual Funds	256,751,112	50,683	—	256,801,795
Preferred Stocks	—	—	900,000	900,000
Short-Term Investments	3,749,694	—	—	3,749,694
Total Investments	291,582,508	32,259,308	31,866,926	355,708,742
Derivatives
Futures Contracts
Interest Rate Risk	875,901	—	—	875,901
Forward Currency Contracts
Foreign Exchange Risk	—	3,241,841	—	3,241,841
Swap Agreements
Interest Rate Risk	—	178,401	—	178,401
Total	$292,458,409	$35,679,550	$31,866,926	$360,004,885

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Futures Contracts
Interest Rate Risk	$(679,575)	$—	$—	$(679,575)
Forward Currency Contracts
Foreign Exchange Risk	—	(2,483,834)	—	(2,483,834)
Swap Agreements
Interest Rate Risk	—	(990,062)	—	(990,062)
Credit Risk	—	—	(372,816)	(372,816)
Total	$(679,575)	$(3,473,896)	$(372,816)	$(4,526,287)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 37.71% and (0.20)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

					Change in
	Balances as of		Accrued		Unrealized		Transfers
	February 28,		Discounts/	Total Realized	Appreciation	Transfers into	out of Level	Balances as of
	2010	Net Purchases/(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	3*	May 31, 2010
Debt Obligations
Asset-Backed Securities	$12,731,231	$(1,755,397)	$67,849	$109,121	$315,591	$—	$—	$11,468,395
U.S. Government	19,347,600	—	289,169	—	(138,238)	—	—	19,498,531
Total Debt Obligations	32,078,831	(1,755,397)	357,018	109,121	177,353	—	—	30,966,926
Preferred Stocks	900,000	—	—	—	—	—	—	900,000
Swap Agreements	(341,027)	(60,412)	—	60,412	(31,789)	—	—	(372,816)
Total	$32,637,804	$(1,815,809)	$357,018	$169,533	$145,564	$—	$—	$31,494,110

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund’s investments in many countries and credit default swaps it has written expose the Fund to a significant risk of loss.  The Fund’s financial position could be adversely affected (depending on whether the Fund sold or bought the credit protection) in the event of a default by any of these countries on obligations held by the Fund, obligations referenced in those credit default swaps or obligations issued by them generally.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations. Due to declines in the net assets of the Fund prior to May 31, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio.   Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets, and achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$875,901	$—	$—	$—	$—	$875,901
Unrealized appreciation on forward currency contracts	—	3,241,841	—	—	—	3,241,841
Unrealized appreciation on swap agreements	178,401	—	—	—	—	178,401
Total	$1,054,302	$3,241,841	$—	$—	$—	$4,296,143

Liabilities:
Unrealized depreciation on futures contracts*	$(679,575)	$—	$—	$—	$—	$(679,575)
Unrealized depreciation on forward currency contracts	—	(2,483,834)	—	—	—	(2,483,834)
Unrealized depreciation on swap agreements	(990,062)	—	(372,816)	—	—	(1,362,878)
Total	$(1,669,637)	$(2,483,834)	$(372,816)	$—	$—	$(4,526,287)

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$57,574,334	$88,542,202	$244,766,346

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 26.1%

		Canada — 2.0%

		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	2,897,663

		France — 4.6%

		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,526,600

		Germany — 5.2%

		Foreign Government Obligations
EUR	5,000,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	7,490,526

		Italy — 4.1%

		Foreign Government Obligations
EUR	5,500,000	Republic of Italy, 4.00%, due 02/01/37	5,920,915

		Spain — 2.4%

		Foreign Government Obligations
EUR	3,000,000	Government of Spain, 4.70%, due 07/30/41	3,385,352

		United Kingdom — 5.1%

		Foreign Government Obligations
GBP	5,000,000	United Kingdom Gilt, 3.75%, due 09/07/19	7,358,736

		United States — 2.7%

		U.S. Government
USD	3,837,085	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)	3,903,935

		TOTAL DEBT OBLIGATIONS (COST $38,167,993)	37,483,727

Shares	Description	Value ($)
	MUTUAL FUNDS — 71.2%

	United States — 71.2%

	Affiliated Issuers
464,103	GMO Emerging Country Debt Fund, Class III	4,042,334
4,332,356	GMO Short-Duration Collateral Fund	59,006,687
5,496	GMO Special Purpose Holding Fund(c)	2,968
431,821	GMO U.S. Treasury Fund	10,795,536
1,298,762	GMO World Opportunity Overlay Fund	28,494,848
	Total United States	102,342,373

	TOTAL MUTUAL FUNDS (COST $112,689,763)	102,342,373

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.7%

	Money Market Funds — 1.3%
1,786,630	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	1,786,630

	Other Short-Term Investments — 0.4%
500,000	U.S. Treasury Bill, 0.32%, due 05/05/11 (a)(d)	498,512
125,000	U.S. Treasury Bill, 0.30%, due 04/07/11 (a)(d)	124,683
		623,195

	TOTAL SHORT-TERM INVESTMENTS (COST $2,409,492)	2,409,825

	TOTAL INVESTMENTS — 99.0% (Cost $153,267,248)	142,235,925

	Other Assets and Liabilities (net) — 1.0%	1,458,211

	TOTAL NET ASSETS — 100.0%	$143,694,136

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$157,920,862	$316,216	$(16,001,153)	$(15,684,937)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class III	$4,905,670	$—	$1,050,000	$—	$—	$—	$4,042,334
GMO Short-Duration Collateral Fund	64,898,691	—	—	272,927	—	7,204,536	59,006,687
GMO Special Purpose Holding Fund	3,023	—	—	—	—	—	2,968
GMO U.S. Treasury Fund	8,291,499	13,204,036	10,700,000	4,036	—	—	10,795,536
GMO World Opportunity Overlay Fund	27,663,640	—	—	—	—	—	28,494,848
Totals	$105,762,523	$13,204,036	$11,750,000	$276,963	$—	$7,204,536	$102,342,373

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
7/20/10	AUD	7,400,000	$6,235,280	$(372,476)
6/29/10	CHF	700,000	604,268	(56,552)
7/06/10	EUR	400,000	491,048	(5,348)
7/06/10	EUR	800,000	982,097	(24,999)
6/01/10	GBP	8,000,000	11,569,203	(19,393)
6/01/10	GBP	1,300,000	1,879,995	(98,214)
6/01/10	GBP	100,000	144,615	(9,196)
7/13/10	JPY	70,000,000	770,485	20,526
7/13/10	JPY	70,000,000	770,485	18,791
6/08/10	NZD	3,700,000	2,510,374	(116,707)
6/08/10	NZD	2,900,000	1,967,590	(132,130)
6/08/10	NZD	300,000	203,544	(12,393)
			$28,128,984	$(808,091)
Sales #
7/20/10	AUD	1,300,000	$1,095,387	$(28,087)
7/20/10	AUD	2,000,000	1,685,211	(35,194)
7/27/10	CAD	3,700,000	3,515,260	(16,099)
7/27/10	CAD	3,700,000	3,515,260	(41,533)
6/29/10	CHF	4,000,000	3,452,961	100,069
6/29/10	CHF	2,700,000	2,330,749	163,408
6/29/10	CHF	5,400,000	4,661,498	231,240
7/06/10	EUR	23,000,000	28,235,278	1,828,769
7/06/10	EUR	700,000	859,334	74,340
7/06/10	EUR	900,000	1,104,859	93,410
9/07/10	GBP	7,000,000	10,125,345	(58,855)
6/01/10	GBP	8,600,000	12,436,854	385,481
6/01/10	GBP	800,000	1,156,920	40,499
7/13/10	JPY	8,000,000	88,055	(732)
6/08/10	NZD	2,400,000	1,628,350	5,222
			$75,891,321	$2,741,938

†        Fund buys foreign currency; sells USD.

#       Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
6/15/10	EUR	2,100,000	NOK	16,926,732	$30,520
6/15/10	EUR	1,700,000	NOK	13,592,640	7,766
6/22/10	NOK	7,078,131	EUR	900,000	14,065
6/15/10	EUR	1,300,000	NOK	10,480,155	19,155
6/22/10	SEK	17,307,228	EUR	1,800,000	4,648
6/22/10	SEK	2,904,159	EUR	300,000	(1,725)
6/22/10	SEK	4,815,835	EUR	500,000	238
6/15/10	EUR	400,000	SEK	3,884,640	3,883
					$78,550

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
19	Australian Government Bond 3 Yr.	June 2010	$1,646,918	$4,504
6	Australian Government Bond 10 Yr.	June 2010	527,338	1,324
108	Canadian Government Bond 10 Yr.	September 2010	12,477,095	(91,986)
223	Euro Bund	June 2010	35,243,821	1,352,340
80	Federal Funds 30 Day	June 2010	33,262,661	(1,767)
6	U.S. Treasury Bond (CBT)	September 2010	735,937	(7,987)
10	U.S. Treasury Note 5 Yr. (CBT)	September 2010	1,166,719	(3,702)
95	UK Gilt Long Bond	September 2010	16,344,162	(77,511)
			$101,404,651	$1,175,215
Sales
15	Euro BOBL	June 2010	$2,219,181	$(59,829)
11	Japanese Government Bond 10 Yr. (TSE)	June 2010	16,966,104	(156,414)
3	U.S. Treasury Note 2 Yr. (CBT)	September 2010	654,422	(384)
19	U.S. Treasury Note 10 Yr. (CBT)	September 2010	2,277,625	7,810
			$22,117,332	$(208,817)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	2.30%	Republic of Italy	NA		$161,460
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	2.23%	Republic of Italy	20,000,000	USD	(310,208)
										$(148,748)
							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
4,600,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	$(89,035)
2,300,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(44,517)
40,000,000	EUR	2/4/2013	Deutsche Bank AG	Receive	2.48%	6 Month EUR LIBOR	711,865
4,600,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	(89,035)
6,200,000	CHF	9/15/2015	Deutsche Bank AG	(Pay)	1.90%	6 Month CHF LIBOR	(120,004)
30,000,000	EUR	5/20/2013	Deutsche Bank AG	Receive	1.79%	6 Month EUR LIBOR	(85,529)
							$283,745
					Premiums to (Pay) Receive		$51,429

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen
CBT - Chicago Board of Trade
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
TSE - Tokyo Stock Exchange
(a) All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(b) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c) Underlying investment represents interests in defaulted claims.
(d) Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.87% of net assets. The funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 8.15% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,903,935	$—	$3,903,935
Foreign Government Obligations	—	33,579,792	—	33,579,792
TOTAL DEBT OBLIGATIONS	—	37,483,727	—	37,483,727
Mutual Funds	102,339,405	2,968	—	102,342,373
Short-Term Investments	2,409,825	—	—	2,409,825
Total Investments	104,749,230	37,486,695	—	142,235,925
Derivatives
Forward Currency Contracts
Foreign Exchange Risk	—	3,042,030	—	3,042,030
Futures Contracts
Interest Rate Risk	1,365,978	—	—	1,365,978
Swap Agreements
Interest Rate Risk	—	711,865	—	711,865
Credit Risk	—	—	161,460	161,460
Total	$106,115,208	$41,240,590	$161,460	$147,517,258

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Exchange Risk	$—	$(1,029,633)	$—	$(1,029,633)
Futures Contracts
Interest Rate Risk	(399,580)	—	—	(399,580)
Swap Agreements
Interest Rate Risk	—	(428,120)	—	(428,120)
Credit Risk	—	—	(310,208)	(310,208)
Total	$(399,580)	$(1,457,753)	$(310,208)	$(2,167,541)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 43.22% and (0.21)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010

Swaps	$23,924	$36,400	$—	$(36,400)	$(172,672)	$—	$—	$(148,748)
Total	$23,924	$36,400	$—	$(36,400)	$(172,672)	$—	$—	$(148,748)

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and  date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another), and Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF.  For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of  the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. Due to declines in the net assets of the Fund prior to May 31, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk.

Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio.   Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s  credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$1,365,978	$—	$—	$—	$—	$1,365,978
Unrealized appreciation on forward currency contracts	—	3,042,030	—	—	—	3,042,030
Unrealized appreciation on swap agreements	711,865	—	161,460	—	—	873,325
Total	$2,077,843	$3,042,030	$161,460	$—	$—	$5,281,333

Liabilities:
Unrealized depreciation on futures contracts*	$(399,580)	$—	$—	$—	$—	$(399,580)
Unrealized depreciation on forward currency contracts	—	(1,029,633)	—	—	—	(1,029,633)
Unrealized depreciation on swap agreements	(428,120)	—	(310,208)	—	—	(738,328)
Total	$(827,700)	$(1,029,633)	$(310,208)	$—	$—	$(2,167,541)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements	Options
Average amount outstanding	$20,984,901	$33,440,551	$40,390,216	$9,331,732

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares		Description	Value ($)
		MUTUAL FUNDS — 93.5%

		United States — 93.5%

		Affiliated Issuers
5,756,189		GMO International Growth Equity Fund, Class IV	105,165,579
5,798,755		GMO International Intrinsic Value Fund, Class IV	104,667,530
		Total United States	209,833,109

		TOTAL MUTUAL FUNDS (COST $237,242,678)	209,833,109

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.0%

NZD	26	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 06/01/10	13
USD	1,000,000	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	1,000,000
USD	259,118	ING Bank (Amsterdam) Time Deposit, 0.04%, due 06/01/10	259,118
USD	1,000,000	Skandinaviska Enskilda Banken (Stockholm) Time Deposit, 0.04%, due 06/01/10	1,000,000

		TOTAL SHORT-TERM INVESTMENTS (COST $2,259,131)	2,259,131

		TOTAL INVESTMENTS — 94.5% (Cost $239,501,809)	212,092,240

		Other Assets and Liabilities (net) — 5.5%	12,257,416

		TOTAL NET ASSETS — 100.0%	$224,349,656

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$246,627,114	$—	$(34,534,874)	$(34,534,874)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$12,603,325	$117,240,000	$10,535,000	$—	$—	$105,165,579
GMO International Intrinsic Value Fund, Class IV	12,573,339	115,640,000	8,935,000	—	—	104,667,530
Totals	$25,176,664	$232,880,000	$19,470,000	$—	$—	$209,833,109

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/04/10	AUD	3,833,572	$3,242,261	$66,212
6/04/10	AUD	6,901,572	5,837,037	117,196
6/18/10	AUD	2,985,000	2,524,578	(101,476)
6/18/10	AUD	946,000	800,084	(52,855)
6/18/10	CAD	481,000	457,034	(17,431)
6/18/10	CAD	1,008,000	957,775	(23,229)
6/18/10	CAD	2,983,000	2,834,369	(151,316)
6/04/10	CHF	10,837,000	9,349,100	(155,644)
6/04/10	DKK	24,152,155	3,983,614	12,852
6/18/10	DKK	7,233,000	1,193,138	(44,341)
6/04/10	EUR	3,396,579	4,168,789	41,301
6/04/10	EUR	5,089,513	6,245,682	(248,395)
6/04/10	EUR	25,952,287	31,847,791	80,136
6/04/10	EUR	4,040,528	4,959,139	44,071
6/18/10	EUR	6,453,000	7,920,085	(303,618)
6/04/10	GBP	6,776,000	9,799,129	28,734
6/04/10	GBP	12,599,000	18,220,075	(79,617)
6/18/10	GBP	1,258,000	1,819,307	(42,872)
6/18/10	JPY	165,079,000	1,816,269	(10,780)
6/18/10	JPY	628,403,000	6,913,956	28,729
6/18/10	JPY	226,221,000	2,488,979	13,475
6/18/10	NOK	9,786,000	1,507,521	(56,762)
6/18/10	SEK	12,124,000	1,544,389	(36,707)
6/18/10	SGD	1,157,000	822,448	(7,227)
			$131,252,549	$(899,564)

Sales #
6/04/10	AUD	6,901,572	$5,837,037	$541,559
6/18/10	AUD	2,372,000	2,006,130	99,238
6/18/10	AUD	3,833,572	3,242,261	284,798
6/18/10	AUD	10,583,000	8,950,621	827,933
6/18/10	AUD	3,925,000	3,319,587	310,874
8/20/10	AUD	3,833,572	3,217,903	(59,837)
8/20/10	AUD	6,901,572	5,793,185	(106,290)
6/18/10	CAD	771,000	732,584	14,488
6/04/10	CHF	10,837,000	9,349,100	846,207
6/18/10	CHF	1,709,000	1,474,860	113,772
6/18/10	CHF	795,000	686,082	65,492
6/18/10	CHF	2,682,967	2,315,390	145,109
8/20/10	CHF	7,194,000	6,219,417	13,471
6/04/10	DKK	24,152,155	3,983,614	389,915
6/18/10	DKK	32,003,000	5,279,136	517,704
6/18/10	DKK	5,480,000	903,967	96,286
6/18/10	DKK	15,592,000	2,572,018	99,917
8/20/10	DKK	24,152,155	3,986,673	(12,776)
6/04/10	EUR	3,396,579	4,168,789	414,131
6/04/10	EUR	5,089,513	6,245,683	655,052
6/04/10	EUR	25,952,287	31,847,791	3,105,087
6/04/10	EUR	4,040,528	4,959,139	421,634
6/18/10	EUR	18,547,788	22,764,614	2,271,489
6/18/10	EUR	7,410,000	9,094,658	133,037
8/20/10	EUR	3,396,579	4,171,876	(20,887)
8/20/10	EUR	4,040,528	4,962,812	(20,115)
8/20/10	EUR	22,815,287	28,023,065	(136,260)
8/20/10	EUR	828,513	1,017,628	(5,351)
6/04/10	GBP	6,776,000	9,799,129	609,145
6/04/10	GBP	12,599,000	18,220,075	1,113,985
6/18/10	GBP	3,025,000	4,374,725	261,270
6/18/10	GBP	3,516,670	5,085,774	320,488
6/18/10	GBP	5,379,000	7,779,057	140,403
8/20/10	GBP	8,632,000	12,485,464	(35,979)
8/20/10	GBP	6,776,000	9,800,915	(28,033)
6/18/10	HKD	3,442,380	442,161	1,480
6/18/10	HKD	14,503,000	1,862,855	6,308
6/18/10	HKD	7,745,000	994,816	3,251
6/18/10	JPY	473,812,089	5,213,082	(149,726)
6/18/10	JPY	2,653,233,701	29,192,003	(567,240)
6/18/10	JPY	150,874,089	1,659,981	(37,016)
6/18/10	JPY	1,811,003,000	19,925,424	(469,650)
6/18/10	JPY	95,216,089	1,047,608	(24,439)
6/18/10	JPY	331,121,089	3,643,135	(86,689)
6/18/10	NOK	10,142,524	1,562,443	153,386
6/18/10	NOK	13,816,000	2,128,337	208,813
6/18/10	NZD	1,299,000	880,768	44,116
6/18/10	SEK	9,619,000	1,225,295	115,389
6/18/10	SEK	21,576,008	2,748,411	263,998
6/18/10	SEK	23,519,000	2,995,915	287,733
6/18/10	SGD	4,733,000	3,364,430	75,615
6/18/10	SGD	1,938,572	1,378,025	35,990
			$334,935,448	$13,248,275

†                       Fund buys foreign currency; sells USD.

#                      Fund sells foreign currency; buys USD.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 85.11% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$209,833,109	$—	$—	$209,833,109
TOTAL MUTUAL FUNDS	209,833,109	—	—	209,833,109
Short-Term Investments	2,259,131	—	—	2,259,131
Total Investments	212,092,240	—	—	212,092,240
Forward Currency Contracts	—	—	—	—
Foreign Exchange risk	—	15,441,269	—	15,441,269
Total	$212,092,240	$15,441,269	$—	$227,533,509

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Currency Contracts	$—	$—	$—	$—
Foreign Exchange risk	—	(3,092,558)	—	(3,092,558)
Total	$—	$(3,092,558)	$—	$(3,092,558)

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying funds’ investments.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund typically makes frequent use of currency forwards and other derivatives for hedging purposes.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund or an underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty of the Fund or an underlying fund or a borrower of an underlying fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by an underlying fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The Manager looks at the holdings of the GMO Trust Funds in which the Fund invests (the “underlying Funds”) to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar through the use of currency forwards and other derivatives.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar.   Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$15,441,269	$—	$—	$—	$15,441,269
Total	$—	$15,441,269	$—	$—	$—	$15,441,269

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(3,092,558)	$—	$—	$—	$(3,092,558)
Total	$—	$(3,092,558)	$—	$—	$—	$(3,092,558)

The volume of derivative activity, based on absolute values (forward currency contracts) outstanding at each month-end, was as follows for the period ended May 31, 2010:

Forward Currency Contracts
Average amount outstanding	$233,446,455

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.1%

	Australia — 1.2%
17,133	Australia and New Zealand Banking Group Ltd	324,252
25,082	BHP Billiton Ltd	813,664
29,579	Commonwealth Bank of Australia	1,295,962
9,715	Rio Tinto Ltd	553,757
31,916	Westpac Banking Corp	626,424
10,421	Woodside Petroleum Ltd	380,688
	Total Australia	3,994,747

	Austria — 0.1%
5,826	Erste Group Bank AG	204,773

	Belgium — 0.7%
32,420	Anheuser-Busch InBev NV	1,543,336
143,968	Dexia SA *	607,347
	Total Belgium	2,150,683

	Canada — 1.0%
14,000	Bank of Nova Scotia	638,806
11,700	Canadian Pacific Railway Ltd	643,700
23,100	Husky Energy Inc	577,939
10,100	Royal Bank of Canada	531,584
15,500	Teck Resources Ltd Class B *	527,271
5,100	Toronto-Dominion Bank (The)	348,917
	Total Canada	3,268,217

	France — 5.9%
27,689	ArcelorMittal	835,775
46,045	AXA	749,106
69,892	BNP Paribas	3,960,086
17,064	Bouygues SA	713,733
9,337	Casino Guichard-Perrachon SA	712,436
6,745	CNP Assurances	469,509
24,129	Compagnie de Saint-Gobain	915,848
9,788	GDF Suez	302,784
4,929	L’Oreal SA	455,044
6,350	Lafarge SA	362,131
5,795	LVMH Moet Hennessy Louis Vuitton SA	605,697
24,387	Peugeot SA *	578,154
4,816	PPR	566,863
26,274	Renault SA *	931,211
33,728	Sanofi-Aventis	2,018,970
3,695	Schneider Electric SA	364,031
26,635	Societe Generale *	1,139,692
65,220	Total SA	3,021,412
2,520	Vallourec SA	461,518
	Total France	19,164,000

	Germany — 2.3%
7,632	Allianz SE (Registered)	762,458
11,024	BASF AG	580,109
16,111	Bayerische Motoren Werke AG	743,207
12,577	Deutsche Bank AG (Registered)	748,394
31,590	Deutsche Post AG (Registered)	469,445
12,041	Hannover Rueckversicherung AG (Registered)	515,417

65,627	Infineon Technologies AG *	366,756
4,325	MAN SE	368,310
7,956	Metro AG	416,948
13,123	RWE AG	944,498
6,150	Salzgitter AG *	393,359
30,922	Suedzucker AG	564,448
25,816	ThyssenKrupp AG	699,601
	Total Germany	7,572,950

	Greece — 0.1%
31,729	National Bank of Greece SA *	383,859

	Hong Kong — 0.9%
358,000	BOC Hong Kong Holdings Ltd	799,676
39,500	CLP Holdings Ltd	277,821
86,237	Esprit Holdings Ltd	486,707
78,000	Hong Kong Electric Holdings Ltd	461,112
25,500	Hong Kong Exchanges & Clearing Ltd	393,065
44,000	Sun Hung Kai Properties Ltd	584,118
	Total Hong Kong	3,002,499

	Ireland — 0.2%
31,247	CRH Plc	690,008

	Italy — 3.6%
447,321	Enel SPA	2,041,648
215,614	ENI SPA	4,040,199
93,363	Mediaset SPA	578,289
100,162	Parmalat SPA	239,472
20,294	Saipem SPA	626,154
691,023	Telecom Italia SPA	821,188
803,741	Telecom Italia SPA-Di RISP	747,232
14,811	Tenaris SA	275,464
55,587	Terna SPA	207,393
1,025,207	UniCredit SPA	2,126,840
	Total Italy	11,703,879

	Japan — 10.9%
40,000	Asahi Glass Co Ltd	419,729
6,600	Astellas Pharma Inc	208,167
152,000	Cosmo Oil Co Ltd	432,517
20,700	Denso Corp	553,176
4,800	Fast Retailing Co Ltd	676,908
8,000	FujiFilm Holdings Corp	235,629
69,000	Fujitsu Ltd	439,237
54,000	Fuji Heavy Industries Ltd *	303,661
102,000	Hitachi Ltd *	412,049
91,000	Honda Motor Co Ltd	2,765,866
13,000	Ibiden Co Ltd	391,151
39	INPEX Corp	242,286
155,000	Itochu Corp	1,276,612
12,900	JFE Holdings Inc	424,762
381,520	JX Holdings Inc *	2,047,979
126,000	Kawasaki Kisen Kaisha Ltd *	508,448
157	KDDI Corp	716,911
430	Keyence Corp	94,613
29,700	Komatsu Ltd	553,384
2,100	Kyocera Corp	182,659
173,000	Marubeni Corp	967,244

238,000	Mazda Motor Corp	609,698
30,500	Mitsubishi Corp	686,846
87,000	Mitsui OSK Lines Ltd	614,941
234,300	Mizuho Financial Group Inc	421,756
10,800	Murata Manufacturing Co Ltd	524,752
5,500	Nidec Corp	500,100
3,200	Nintendo Co Ltd	930,431
39,200	Nippon Telegraph & Telephone Corp	1,607,631
188,000	Nippon Yusen KK	671,343
351,900	Nissan Motor Co Ltd *	2,531,474
391	NTT Docomo Inc	584,725
13,760	ORIX Corp	1,048,732
20,000	Osaka Gas Co Ltd	67,828
521	Rakuten Inc	364,343
71,000	Ricoh Company Ltd	1,010,158
100	Rohm Co Ltd	6,336
13,600	Sankyo Co Ltd	587,880
69,800	Showa Shell Sekiyu KK	490,367
385,800	Sojitz Corp	634,348
1,700	SUMCO Corp *	30,566
161,800	Sumitomo Corp	1,755,326
18,000	Sumitomo Metal Mining Co Ltd	250,878
216,000	Taisei Corp	412,026
13,000	Taisho Pharmaceutical Co Ltd	239,965
30,000	Takeda Pharmaceutical Co Ltd	1,232,341
4,900	TDK Corp	284,581
8,600	Tokyo Electron Ltd	502,745
62,000	TonenGeneral Sekiyu KK	529,314
86,000	Toshiba Corp *	441,078
36,000	Toyota Motor Corp	1,303,586
53,400	Toyota Tsusho Corp	738,349
	Total Japan	35,467,432

	Netherlands — 1.2%
81,742	Aegon NV *	460,448
15,185	ASML Holding NV	426,063
5,922	Heineken NV	252,286
198,415	ING Groep NV *	1,549,578
11,168	Koninklijke DSM NV	441,171
20,296	Koninklijke Philips Electronics NV	601,745
	Total Netherlands	3,731,291

	Singapore — 3.5%
216,000	Capitaland Ltd	550,346
138,000	DBS Group Holdings Ltd	1,358,538
570,000	Genting Singapore Plc *	414,649
3,349,000	Golden Agri-Resources Ltd	1,206,687
96,000	Keppel Corp Ltd	597,159
435,818	Noble Group Ltd	542,229
214,000	Oversea-Chinese Banking Corp Ltd	1,275,741
165,000	Sembcorp Industries Ltd	471,586
107,200	Singapore Airlines Ltd	1,083,919
118,000	Singapore Exchange Ltd	621,216
393,600	Singapore Telecommunications	806,029
81,000	United Overseas Bank Ltd	1,049,557
303,000	Wilmar International Ltd	1,249,568
	Total Singapore	11,227,224

	Spain — 1.2%
74,618	Banco Bilbao Vizcaya Argentaria SA	770,076
188,900	Banco Santander SA	1,900,712
19,889	Gas Natural SDG SA	288,350
41,056	Repsol YPF SA	838,879
	Total Spain	3,798,017

	Sweden — 1.8%
19,617	Assa Abloy AB Class B	391,915
37,787	Atlas Copco AB Class A	533,043
46,354	Boliden AB	550,095
28,524	Electrolux AB Class B	630,839
84,813	Nordea Bank AB	691,408
43,918	Sandvik AB	513,151
75,307	Skandinaviska Enskilda Banken AB Class A	384,974
19,604	SKF AB Class B	340,202
60,986	Svenska Cellulosa AB Class B	701,321
95,894	Swedbank AB Class A *	848,819
27,736	Volvo AB Class B *	286,117
	Total Sweden	5,871,884

	Switzerland — 0.7%
31,825	Novartis AG (Registered)	1,434,989
1,402	Swisscom AG (Registered)	446,742
2,756	Synthes Inc	289,984
	Total Switzerland	2,171,715

	United Kingdom — 12.4%
73,391	3i Group Plc	300,494
33,067	Anglo American Plc *	1,261,961
36,718	Antofagasta Plc	466,102
68,050	AstraZeneca Plc	2,860,634
4,878	Autonomy Corp Plc *	122,833
250,994	Aviva Plc	1,151,641
541,965	Barclays Plc	2,364,122
26,978	BHP Billiton Plc	737,628
143,662	BP Plc	1,024,103
624,143	BT Group Plc	1,141,729
9,516	Carnival Plc	357,749
69,902	Compass Group Plc	538,103
28,897	Experian Plc	256,895
173,388	GlaxoSmithKline Plc	2,883,654
77,904	Home Retail Group Plc	280,964
114,711	HSBC Holdings Plc	1,034,020
26,364	Kazakhmys Plc	447,263
174,953	Kingfisher Plc	561,852
497,767	Legal & General Group Plc	565,494
1,599,383	Lloyds Banking Group Plc *	1,293,754
88,644	Marks & Spencer Group Plc	450,513
23,310	Next Plc	696,818
659,852	Old Mutual Plc	1,081,063
17,370	Pearson Plc	237,512
37,583	Rio Tinto Plc	1,724,793
1,927,009	Royal Bank of Scotland Group Plc *	1,284,349
10,973	Royal Dutch Shell Plc A Shares (Amsterdam)	285,266
169,739	Royal Dutch Shell Plc A Shares (London)	4,453,143
129,194	Royal Dutch Shell Plc B Shares (London)	3,250,850
23,026	SABMiller Plc	646,793

21,593	Scottish & Southern Energy Plc	326,610
28,167	Standard Chartered Plc	662,658
126,745	Tomkins Plc	444,818
14,243	Vedanta Resources Plc	472,764
805,047	Vodafone Group Plc	1,594,643
59,625	Wolseley Plc *	1,405,886
101,594	Xstrata Plc	1,474,894
	Total United Kingdom	40,144,368

	United States — 47.4%
37,500	3M Co.	2,974,125
77,300	Abbott Laboratories	3,676,388
32,700	Accenture Ltd.-Class A	1,226,904
5,000	ACE Ltd.	245,800
13,600	AFLAC Inc.	602,480
12,900	Alcon Inc.	1,812,192
31,400	Allstate Corp. (The)	961,782
63,700	Altria Group, Inc.	1,292,473
5,700	Amazon.com Inc. *	715,122
13,500	AMDOCS Ltd. *	384,750
14,700	Ameren Corp.	362,502
24,700	American Express Co.	984,789
10,100	Ameriprise Financial, Inc.	401,879
26,200	Annaly Capital Management, Inc. REIT	444,352
35,400	Apple, Inc. *	9,103,464
10,400	Assurant, Inc.	360,880
47,500	Automatic Data Processing, Inc.	1,941,800
13,500	AutoNation, Inc. *	270,405
25,900	Baxter International, Inc.	1,093,757
14,800	Becton, Dickinson & Co.	1,055,240
12,300	Best Buy Co., Inc.	519,675
2,900	BlackRock, Inc.	486,852
23,500	Bristol—Myers Squibb Co.	545,435
14,400	Broadcom Corp.-Class A	497,088
7,300	C.R. Bard, Inc.	591,081
11,300	Cameron International Corp. *	409,060
15,600	Capital One Financial Corp.	644,280
14,600	Caterpillar, Inc.	887,096
35,700	CenterPoint Energy, Inc.	486,234
13,900	Chevron Corp.	1,026,793
15,900	CH Robinson Worldwide, Inc.	923,949
46,200	Cisco Systems, Inc. *	1,069,992
33,000	Coach, Inc.	1,356,630
122,600	Coca—Cola Co. (The)	6,301,640
15,600	Cognizant Technology Solutions Corp.-Class A *	780,624
20,900	Computer Sciences Corp. *	1,044,791
60,153	ConocoPhillips	3,119,534
5,600	Consolidated Edison, Inc.	238,504
500	Convergys Corp. *	5,460
45,500	Corning, Inc.	793,065
24,000	Dow Chemical Co. (The)	645,840
19,400	DTE Energy Co.	882,894
45,600	Duke Energy Corp.	727,776
17,500	eBay, Inc. *	374,675
25,000	Ecolab, Inc.	1,180,750
64,700	Eli Lilly & Co.	2,121,513
7,600	Emerson Electric Co.	352,944
10,500	Equity Residential REIT	473,865
20,900	Expeditors International of Washington, Inc.	798,171

5,500	FedEx Corp.	459,195
10,200	FLIR Systems, Inc. *	290,598
6,600	FMC Technologies, Inc. *	383,790
94,300	Ford Motor Co. *	1,106,139
17,200	Forest Laboratories, Inc. *	445,136
10,700	Franklin Resources, Inc.	1,049,563
20,300	Freeport—McMoRan Copper & Gold, Inc.	1,422,015
30,500	Gannett Co., Inc.	473,970
59,300	General Electric Co.	969,555
28,800	General Dynamics Corp.	1,955,520
8,800	General Mills, Inc.	626,824
9,300	Genuine Parts Co.	377,673
36,200	Genworth Financial, Inc.-Class A *	564,358
8,800	Goldman Sachs Group (The), Inc.	1,269,488
11,000	Google, Inc.-Class A *	5,336,980
11,700	Halliburton Co.	290,511
27,500	Hartford Financial Services Group (The), Inc.	689,425
24,600	Hewlett-Packard Co.	1,131,846
17,500	Home Depot, Inc.	592,550
17,600	Hospitality Properties Trust REIT	396,000
22,900	Host Hotels & Resorts, Inc. REIT	326,554
11,300	Illinois Tool Works, Inc.	524,659
24,400	Intel Corp.	522,648
16,900	International Paper Co.	392,587
207,300	Johnson & Johnson	12,085,590
25,000	JPMorgan Chase & Co.	989,500
39,500	Kimberly—Clark Corp.	2,397,650
11,600	Limited Brands, Inc.	288,376
18,800	Lincoln National Corp.	497,448
2,800	Lubrizol Corp.	247,996
41,000	Macy’s, Inc.	910,610
37,800	Marathon Oil Corp.	1,175,202
23,000	Marvell Technology Group Ltd *	436,540
47,100	Medtronic, Inc.	1,845,378
181,600	Merck & Co., Inc.	6,118,104
88,900	Microsoft Corp.	2,293,620
14,000	NetApp, Inc. *	527,520
6,500	Newfield Exploration Co. *	338,390
28,200	Nike, Inc.-Class B	2,041,116
37,200	NiSource, Inc.	556,512
7,100	Nordstrom, Inc.	281,870
17,600	NVIDIA Corp. *	231,264
37,000	Oracle Corp.	835,090
45,800	Paychex, Inc.	1,307,132
8,000	Peabody Energy Corp.	311,680
19,700	Pepco Holdings, Inc.	317,761
88,600	PepsiCo, Inc.	5,572,054
242,073	Pfizer, Inc.	3,686,772
8,300	Pinnacle West Capital Corp.	291,413
1,700	Priceline.com Inc. *	324,972
9,500	Prudential Financial, Inc.	548,245
24,900	Qualcomm, Inc.	885,444
12,100	Rockwell Collins, Inc.	705,914
19,100	RR Donnelley & Sons Co.	365,956
7,400	Ryder System, Inc.	332,556
10,500	Sigma—Aldrich Corp.	559,440
6,300	Simon Property Group, Inc. REIT	535,689
10,400	Southern Co.	340,080
26,500	Southern Copper Corp.	781,220
24,800	Starbucks Corp.	642,072

24,100	Stryker Corp.	1,278,023
9,400	St Jude Medical, Inc. *	350,996
7,800	Sunoco, Inc.	232,986
18,242	Supervalu, Inc.	245,720
42,900	Sysco Corp.	1,278,849
34,600	Texas Instruments, Inc.	844,932
23,200	TJX Cos. (The), Inc.	1,054,672
7,700	Torchmark Corp.	396,781
20,700	Tyco Electronics Ltd.	596,574
24,215	UnitedHealth Group, Inc.	703,930
36,000	United Technologies Corp.	2,425,680
53,900	Valero Energy Corp.	1,006,852
7,300	Ventas, Inc. REIT	342,735
8,100	VF Corp.	626,535
13,000	Viacom, Inc.-Class B *	436,930
6,300	Vornado Realty Trust REIT	489,384
23,200	Walt Disney Co. (The)	775,344
117,900	Wal—Mart Stores, Inc.	5,961,024
14,400	WellPoint, Inc. *	738,720
11,000	Western Digital Corp. *	382,910
5,100	Whirlpool Corp.	532,644
49,300	Xerox Corp.	458,983
18,100	XL Capital Ltd.-Class A	318,741
	Total United States	153,881,000

	TOTAL COMMON STOCKS (COST $345,004,021)	308,428,546

	PREFERRED STOCKS — 0.2%

	Germany — 0.2%
9,619	Henkel AG & Co KGaA 1.39%	447,289
6,393	Porsche Automobil Holding SE 0.14%	277,333
	Total Germany	724,622

	TOTAL PREFERRED STOCKS (COST $820,755)	724,622

Par Value		Description	Value ($)
		Short-Term Investments — 3.8%
AUD	11,187	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.75%, due 06/01/10	9,479
DKK	68,972	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/10	11,376
NOK	58,261	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.00%, due 06/01/10	8,982
CHF	11,087	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/10	9,564
SEK	177,622	Citibank (New York) Time Deposit, 0.01%, due 06/01/10	22,623
EUR	338,281	Citibank (New York) Time Deposit, 0.04%, due 06/01/10	415,122
USD	1,634,546	Credit Suisse AG (Zurich) Time Deposit, 0.04%, due 06/01/10	1,634,546
CAD	61,589	Deustche Bank (Frankfurt) Time Deposit, 0.07%, due 06/01/10	58,522
USD	2,500,000	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	2,500,000
HKD	588,827	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	75,612
JPY	1,948,240	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	21,430
GBP	57,070	HSBC Bank (London) Time Deposit, 0.08%, due 06/01/10	82,532
USD	2,500,000	ING Bank (Amsterdam) Time Deposit, 0.04%, due 06/01/10	2,500,000
SGD	106,548	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/10	75,740
USD	2,500,000	Skandinaviska Enskilda Banken (Stockholm) Time Deposit, 0.04%, due 06/01/10	2,500,000
USD	2,500,000	Societe Generale (Paris) Time Deposit, 0.04%, due 06/01/10	2,500,000
		TOTAL SHORT-TERM INVESTMENTS (COST $12,425,528)	12,425,528

TOTAL INVESTMENTS — 99.1% (Cost $358,250,304)	321,578,696

Other Assets and Liabilities (net) — 0.9%	2,816,624

TOTAL NET ASSETS — 100.0%	$324,395,320

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$365,458,360	$16,906,956	$(60,786,620)	$(43,879,664)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/18/10	AUD	264,748	$223,912	$(19,329)
6/18/10	CAD	7,847,490	7,456,479	(284,380)
6/18/10	CAD	7,847,490	7,456,480	(399,023)
6/18/10	CHF	8,487,619	7,324,781	(668,562)
6/18/10	CHF	8,487,619	7,324,781	(641,434)
6/18/10	DKK	2,226,349	367,253	(35,436)
6/18/10	NOK	8,653,656	1,333,085	(132,404)
6/18/10	SEK	6,333,349	806,759	(69,271)
6/18/10	SEK	50,755,468	6,465,371	(635,828)
			$38,758,901	$(2,885,667)
Sales #
6/18/10	AUD	1,837,465	$1,554,045	$143,749
6/18/10	EUR	4,447,864	5,459,083	538,039
6/18/10	EUR	4,955,795	6,082,491	598,020
6/18/10	EUR	5,105,970	6,266,809	606,389
6/18/10	GBP	4,800,173	6,941,963	440,031
6/18/10	HKD	3,811,482	489,570	1,638
6/18/10	JPY	65,501,775	720,678	(17,333)
6/18/10	JPY	503,167,901	5,536,067	(116,335)
6/18/10	NOK	8,653,656	1,333,085	56,547
6/18/10	SGD	6,838,412	4,861,052	111,036
			$39,244,843	$2,361,781

†                       Fund buys foreign currency; sells USD.

#                      Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
6	DAX	June 2010	$1,092,409	$(56,111)
71	FTSE/MIB	June 2010	8,411,615	(1,233,309)
72	TOPIX	June 2010	6,939,638	(473,077)
35	MSCI Singapore	June 2010	1,628,337	41,759
			$18,071,999	$(1,720,738)
Sales
7	IBEX 35	June 2010	$790,952	$16,126
35	SPI 200	June 2010	3,279,783	335,727
21	S&P Toronto 60	June 2010	2,735,348	76,408
60	S&P 500 E-Mini Index	June 2010	3,265,500	291,518
			$10,071,583	$719,779

As of May 31, 2010, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

*       Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 46.23% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$3,994,747	$—	$3,994,747
Austria	—	204,773	—	204,773
Belgium	—	2,150,683	—	2,150,683
Canada	3,268,217	—	—	3,268,217
France	—	19,164,000	—	19,164,000
Germany	—	7,572,950	—	7,572,950
Greece	—	383,859	—	383,859
Hong Kong	—	3,002,499	—	3,002,499
Ireland	—	690,008	—	690,008
Italy	—	11,703,879	—	11,703,879
Japan	2,047,979	33,419,453	—	35,467,432
Netherlands	—	3,731,291	—	3,731,291
Singapore	—	11,227,224	—	11,227,224
Spain	—	3,798,017	—	3,798,017
Sweden	—	5,871,884	—	5,871,884
Switzerland	—	2,171,715	—	2,171,715
United Kingdom	—	40,144,368	—	40,144,368
United States	153,881,000	—	—	153,881,000
TOTAL COMMON STOCKS	159,197,196	149,231,350	—	308,428,546
Preferred Stocks
Germany	—	724,622	—	724,622
TOTAL PREFERRED STOCKS	—	724,622	—	724,622
Short-Term Investments	12,425,528	—	—	12,425,528
Total Investments	171,622,724	149,955,972	—	321,578,696
Derivatives
Forward Currency Contracts	—	2,495,449	—	2,495,449
Futures Contracts	367,926	393,612	—	761,538
Total Derivatives	367,926	2,889,061	—	3,256,987
Total	$171,990,650	$152,845,033	$—	$324,835,683

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	$(3,019,335)	$—	$(3,019,335)
Futures Contracts	—	(1,762,497)	—	(1,762,497)
Total Derivatives	—	(4,781,832)	—	(4,781,832)
Total	$—	$(4,781,832)	$—	$(4,781,832)

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security.  The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$761,538	$—	$761,538
Unrealized appreciation on forward currency contracts	—	2,495,449	—	—	—	2,495,449
Total	$—	$2,495,449	$—	$761,538	$—	$3,256,987

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(1,762,497)	$—	$(1,762,497)
Unrealized depreciation on forward currency contracts	—	(3,019,335)	—	—	—	(3,019,335)
Total	$—	$(3,019,335)	$—	$(1,762,497)	$—	$(4,781,832)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts
Average amount outstanding	$81,943,633	$25,912,045

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 6.1%

	Corporate Debt — 1.3%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	9,591,360

	U.S. Government — 4.6%
33,163,378	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)	33,741,150

	U.S. Government Agency — 0.2%
565,980	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.97%, due 03/30/19(b)	545,560
933,336	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.12%, due 01/01/12(b)	920,591
	Total U.S. Government Agency	1,466,151

	TOTAL DEBT OBLIGATIONS (COST $44,841,205)	44,798,661

Shares	Description	Value ($)

	PREFERRED STOCKS — 0.1%

	Banking — 0.1%
8,000	Home Ownership Funding 2 Preferred 144A, 1.00%(b)	720,000

	TOTAL PREFERRED STOCKS (COST $2,060,969)	720,000

	MUTUAL FUNDS — 91.4%

	Affiliated Issuers — 91.4%
47,223,590	GMO Short-Duration Collateral Fund	643,185,292
1,483	GMO Special Purpose Holding Fund(c)	800
1,292,741	GMO U.S. Treasury Fund	32,318,527

	TOTAL MUTUAL FUNDS (COST $716,936,541)	675,504,619

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.4%

	Money Market Funds — 2.4%
17,669,465	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	17,669,465

	TOTAL SHORT-TERM INVESTMENTS (COST $17,669,465)	17,669,465

	TOTAL INVESTMENTS — 100.0% (Cost $781,508,180)	738,692,745

	Other Assets and Liabilities (net) — 0.00%	320,694

	TOTAL NET ASSETS — 100.0%	$739,013,439

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$798,007,866	$249,553	$(59,564,674)	$(59,315,121)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income *	Distributions of Realized Gains *	Return of Capital *	Value, end of period
GMO Short-Duration Collateral Fund	$707,409,374	$—	$—	$2,974,966	$—	$78,530,954	$643,185,292
GMO Special Purpose Holding Fund	815	—	—	—	—	—	800
GMO U.S. Treasury Fund	34,032,551	585,976	$2,300,000	10,976	—	—	32,318,527
Totals	$741,442,740	$585,976	$2,300,000	$2,985,942	$—	$78,530,954	$675,504,619

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Market Value
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	1.54%	Health Care Properties	NA	$278,848
									$278,848
							Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of May 31, 2010, for futures, swap contracts and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic .
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c)	Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.78% of net assets. The Fund and the funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 11.93% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Corporate Debt	$—	$9,591,360	$—	$9,591,360
U.S. Government	—	33,741,150	—	33,741,150
U.S. Government Agency	—	—	1,466,151	1,466,151
TOTAL DEBT OBLIGATIONS	—	43,332,510	1,466,151	44,798,661
Mutual Funds	675,503,819	800	—	675,504,619
Preferred Stocks	—	—	720,000	720,000
Short-Term Investments	17,669,465	—	—	17,669,465
Total Investments	693,173,284	43,333,310	2,186,151	738,692,745
Derivatives
Swap Agreements
Credit contracts risk	—	—	278,848	278,848
Total	$693,173,284	$43,333,310	$2,464,999	$738,971,593

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 56.82% and (0.02)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Tranfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010
Debt Obligations
U.S. Government Agency	$1,501,469	$(31,443)	$(34)	$(21)	$(3,820)	$—	$—	$1,466,151
Preferred Stock	720,000	—	—	—	—	—	—	720,000
Swap Agreements	343,760	17,732	—	(17,732)	(64,912)	—	—	278,848
Total	$2,565,229	$(13,711)	$(34)	$(17,753)	$(68,732)	$—	$—	$2,464,999

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and  date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or a borrower of the Fund’s securities), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity  conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used credit default swap agreements to provide a measure of protection against default loss.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on swap agreements	$—	$—	$278,848	$—	$—	$278,848
Total	$—	$—	$278,848	$—	$—	$278,848

The volume of derivative activity, based on a notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

Swap Agreements
Average amount outstanding	$11,500,000

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 84.9%

	Argentina — 0.1%
2,448	Cresud SA Sponsored ADR	29,890
7,424	Petrobras Energia SA ADR	104,678
	Total Argentina	134,568

	Brazil — 6.9%
35,518	Banco Bradesco ADR	580,364
102,900	Banco do Brasil SA	1,468,420
39,390	Banco Santander Brasil SA ADR 144A	410,444
19,100	BM&F BOVESPA SA	127,912
12,130	Brasil Telecom SA ADR *	221,615
1,740	Centrais Eletricas Brasileiras SA ADR	25,439
1,020	Centrais Eletricas Brasileiras SA Sponsored ADR	12,730
5,740	Cia de Saneamento Basico do Estado de Sao Paulo ADR	217,087
12,100	Cia de Saneamento de Minas Gerais-Copasa MG *	156,731
3,150	Cia Paranaense de Energia Sponsored ADR	58,433
17,480	Cia Siderurgica Nacional SA Sponsored ADR	263,598
13,500	Companhia Brasileira de Meios de Pagamento	114,370
1,200	Companhia de Bebidas das Americas	98,487
3,060	Companhia de Bebidas das Americas ADR	294,800
16,320	Companhia Energetica de Minas Gerais Sponsored ADR	234,518
20,809	Companhia Saneamento Basico Sao Paulo	391,119
42,274	Duratex SA	361,167
23,900	Electrobras (Centro)	297,721
34,200	Empresa Brasileira de Aeronautica SA	184,737
17,040	Empresa Brasileira de Aeronautica SA ADR	371,131
25,800	Gerdau SA	256,969
15,587	Investimentos Itau SA	94,506
80,370	Itau Unibanco Holding SA ADR	1,479,612
23,900	Light SA	271,374
23,100	Lojas Renner SA	549,409
5,764	MMX Mineracao e Metalicos SA *	35,107
16,100	Natura Cosmeticos SA	334,557
59,740	Petroleo Brasileiro SA (Petrobras) ADR	2,127,939
33,600	Redecard SA	498,560
8,123	Souza Cruz SA	299,757
3,060	Telecomunicacoes de Sao Paulo SA ADR	59,639
47,400	Vale SA	1,278,892
55,370	Vale SA Sponsored ADR	1,505,510
	Total Brazil	14,682,654

	Chile — 0.1%
3,200	Administradora de Fondos de Pensiones Provida SA	9,182
620	Banco Santander Chile SA ADR	38,483
1,120	Compania Cervecerias Unidas ADR	45,797
1,170	Embotelladora Andina SA ADR Class A	19,703
1,060	Embotelladora Andina SA ADR Class B	21,794
5,350	Enersis SA Sponsored ADR	100,847
900	Lan Airlines SA	16,906
1,660	Lan Airlines SA Sponsored ADR	30,876
	Total Chile	283,588

	China — 7.3%
17,200	Baidu.com Inc Sponsored ADR *	1,259,212
3,628,000	Bank of China Ltd Class H	1,803,025
266,000	Bank of Communications Co Ltd Class H	278,825

136,000	Belle International Holdings Ltd	183,399
570,000	Chaoda Modern Agriculture Holdings Ltd	547,670
1,200,000	China Construction Bank Class H	959,636
106,000	China Cosco Holdings Co Ltd Class H	117,552
206,664	China Mobile Ltd	1,937,007
13,982	China Mobile Ltd Sponsored ADR	651,142
38,000	China Pacific Insurance Group Co Ltd	146,187
1,975,083	China Petroleum & Chemical Corp Class H	1,558,445
190,000	CNOOC Ltd	293,650
130,149	Cosco Pacific Ltd	158,353
14,480	Ctrip.com International Ltd *	570,367
792,000	GOME Electrical Appliances Holdings Ltd *	243,933
28,000	Hengan International Group Co Ltd	200,540
130,000	Hopson Development Holdings Ltd	155,306
1,852,000	Industrial and Commercial Bank of China Ltd Class H	1,362,601
72,000	Kingboard Chemical Holdings Ltd	336,626
160,000	Kingboard Laminates Holdings Ltd	141,992
42,000	Lianhua Supermarket Holdings Co Ltd	144,926
716,000	Maoye International Holdings	234,121
2,150	Mindray Medical International Ltd ADR	63,941
635,553	PetroChina Co Ltd Class H	692,885
540,000	Renhe Commercial Holdings Co Ltd	116,911
36,000	Tencent Holdings Ltd	688,794
18,000	Weichai Power Co Ltd Class H	130,843
70,000	Xinao Gas Holdings Ltd *	187,023
158,000	Yanzhou Coal Mining Co Ltd Class H	360,884
	Total China	15,525,796

	Czech Republic — 1.7%
49,260	CEZ AS *	2,048,760
5,000	Komercni Banka AS	851,166
24,000	New World Resources NV Class A *	257,447
3,445	Pegas Nonwovens SA	71,727
256	Philip Morris CR AS	102,097
16,600	Telefonica 02 Czech Republic AS	320,810
	Total Czech Republic	3,652,007

	Egypt — 1.9%
22,700	Al Ezz Steel Rebars SAE *	76,753
11,312	Alexandria Mineral Oils Co	83,949
83,120	Commercial International Bank	1,047,032
79,800	EFG-Hermes Holding SAE	404,884
8,267	Egyptian Co for Mobile Services	261,672
12,970	ElSwedy Cables Holding Co *	145,942
14,100	Orascom Construction Industries	595,876
301,310	Orascom Telecom Holding SAE	299,221
15,400	Oriental Weavers Co	102,969
145,779	Palm Hills Developments SAE *	143,112
76,427	Sidi Kerir Petrochemicals Co	153,855
96,391	South Valley Cement *	98,702
197,000	Talaat Moustafa Group *	270,672
125,154	Telecom Egypt	378,502
	Total Egypt	4,063,141

	Hungary — 2.2%
1,070	Egis Gyogyszergyar Nyrt	93,835
101,660	Magyar Telekom Nyrt	305,716
13,670	MOL Hungarian Oil and Gas Nyrt *	1,080,064
100,520	OTP Bank Nyrt *	2,555,080

3,300	Richter Gedeon Nyrt	614,441
	Total Hungary	4,649,136

	India — 4.2%
7,600	Aurobindo Pharma Ltd	137,315
12,200	Axis Bank Ltd	319,708
32,598	Bank of Baroda	491,431
84,700	Bharti Airtel Ltd	474,797
20,370	Canara Bank Ltd	173,852
12,300	Century Textiles and Industries Ltd	117,591
677	CESC Ltd	5,366
4,000	Grasim Industries Ltd	159,197
49,237	Great Eastern Shipping Co Ltd (The) *	311,845
5,400	HDFC Bank Ltd	219,376
177,100	IFCI Ltd	198,156
77,955	Indiabulls Financial Services Ltd	230,885
12,300	Infosys Technologies Ltd	706,951
92,600	Lanco Infratech Ltd *	120,508
39,900	Oil & Natural Gas Corp Ltd	964,673
22,274	Power Finance Corp	137,730
8,800	Punjab National Bank Ltd	186,837
121,100	Reliance Communications Ltd	380,215
145,310	Rural Electrification Corp Ltd 144A	879,130
4,000	Samruddhi Cement Ltd * (a)	46,281
101,100	Shree Renuka Sugars Ltd	131,081
16,786	Shriram Transport Finance Co Ltd	198,799
22,200	Sintex Industries Ltd	128,362
14,700	State Bank of India	703,174
40,704	Tata Consultancy Services Ltd	657,198
3,400	Tata Motors Ltd	54,354
14,100	Tata Motors Ltd Sponsored ADR	235,188
18,993	Torrent Power Ltd	129,354
35,701	Union Bank of India	219,199
15,200	Wipro Ltd	216,903
	Total India	8,935,456

	Indonesia — 1.8%
142,500	Astra International Tbk PT	641,582
270,000	Bank Negara Indonesia (Persero) Tbk PT	71,046
711,500	Bank Rakyat Tbk PT	643,903
4,261,500	Bumi Resources Tbk PT	939,704
2,258,000	Global Mediacom Tbk PT	87,270
64,500	Gudang Garam Tbk PT	233,979
1,057,000	Indah Kiat Pulp and Paper Corp Tbk PT *	199,385
393,500	Semen Gresik Persero Tbk PT	353,947
80,000	Tambang Batubara Bukit Asam Tbk PT	147,027
485,000	Telekomunikasi Indonesia Tbk PT	400,285
74,000	United Tractors Tbk PT	141,867
	Total Indonesia	3,859,995

	Malaysia — 0.8%
85,800	AMMB Holdings Berhad	124,661
129,700	CIMB Group Holdings Berhad	267,016
169,800	Genting Malaysia Berhad	136,715
55,900	Kulim Malaysia Berhad	124,141
143,200	Landmarks Berhad *	47,517
208,319	Lion Industries Corp Berhad	95,149
49,000	Malayan Banking Berhad	106,336
332,800	Mulpha International Berhad *	42,501

107,100	Multi-Purpose Holdings Berhad	64,050
45,155	Public Bank Berhad	156,745
58,119	RHB Capital Berhad	101,360
635,900	Scomi Group Berhad	79,303
92,900	Telekom Malaysia Berhad	92,004
107,200	TM International Berhad *	120,168
305,500	Zelan Berhad *	48,833
	Total Malaysia	1,606,499

	Mexico — 2.3%
49,980	America Movil SAB de CV Class L ADR	2,366,053
25,340	Cemex SAB de CV Sponsored ADR *	274,432
119,600	Corporacion GEO SA de CV Class B *	330,119
220,500	Grupo Financiero Banorte SAB de CV Class O	848,182
303,174	Grupo Mexico SA Class B	719,754
39,000	Mexichem SAB de CV	103,966
331,900	Sare Holding SA de CV Class B *	81,928
75,200	Wal-Mart de Mexico SA de CV Class V	167,881
	Total Mexico	4,892,315

	Morocco — 0.1%
1,040	Banque Centrale Populaire	38,276
460	Banque Marocaine du Commerce Exterieur	12,365
400	Credit Immobilier et Hotelier	15,408
9,109	Maroc Telecom	145,783
90	ONA SA	16,328
20	Societe Nationale De Siderurgie	5,464
	Total Morocco	233,624

	Peru — 0.1%
8,200	Minsur SA	19,769
578	Sociedad Minera Cerro Verde SA	13,641
114,881	Volcan Compania Minera SA Class B	124,752
	Total Peru	158,162

	Philippines — 0.2%
32,800	Aboitiz Power Corp	11,447
112,000	Alliance Global Group Inc *	13,458
1,836,000	Benpres Holdings Corp *	144,022
331,800	Energy Development Corp	35,256
99,965	First Gen Corp *	23,049
1,255,500	Megaworld Corp	34,339
12,400	Metropolitan Bank & Trust Co	15,202
133,300	Philex Mining Corp	33,723
600	Philippine Long Distance Telephone Co	30,822
36,300	Robinsons Land Corp	10,714
29,100	Security Bank Corp	38,849
64,500	Universal Robina Corp	34,410
804,000	Vista Land & Lifescapes Inc	28,053
	Total Philippines	453,344

	Poland — 1.8%
13,106	Asseco Poland SA	226,609
4,540	Bank Handlowy W Warszawie SA *	100,909
13,340	Bank Pekao SA	661,612
2,460	Bank Zachodni WBK SA	149,794
43,380	Getin Holding SA *	131,985
12,230	Grupa Lotos SA *	115,422

24,280	KGHM Polska Miedz SA	705,131
9,860	Kopex SA *	55,518
60,120	Polski Koncern Naftowy Orlen SA *	686,799
56,140	Powszechna Kasa Oszczednosci Bank Polski SA	686,203
81,980	Telekomunikacja Polska SA	381,799
	Total Poland	3,901,781

	Russia — 14.1%
63,740	Aeroflot - Russian Airlines	116,610
27,500	Cherepovets MK Severstal GDR (Registered Shares) *	295,719
33,400	Evraz Group SA GDR (Registered Shares) *	899,386
33,860	Gazprom Neft Class S	131,809
2,600	Gazprom Neft Sponsored ADR	49,901
410,044	Gazprom OAO Sponsored ADR	8,410,601
3,932,920	IDGC Holding JSC *	512,306
62,000	KamAZ *	137,982
73,480	Lukoil OAO ADR	3,537,732
39,000	Magnit OJSC Sponsored GDR (Registered Shares)	746,632
34,900	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	363,179
22,980	Mechel Sponsored ADR	498,436
115,300	MMC Norilsk Nickel JSC ADR	1,874,848
107,900	Mobile Telesystems Sponsored ADR	2,074,917
3,800	NovaTek OAO Sponsored GDR (Registered Shares)	275,785
6,600	Novolipetsk Steel GDR (Registered Shares)	189,271
32,766	OAO Tatneft Sponsored GDR (Registered Shares)	884,184
44,800	PIK Group GDR (Registered Shares) *	178,988
293,200	Rosneft OJSC GDR	2,136,662
12,029,030	RusHydro Class S *	625,931
857,300	Sberbank Class S	1,941,016
30,800	Sistema JSFC Sponsored GDR (Registered Shares)	800,010
195,000	Surgutneftegaz Sponsored ADR	1,751,892
138,000	United Co RUSAL Plc *	129,716
26,940	VimpelCom Ltd Sponsored ADR *	418,917
155,500	VTB Bank OJSC GDR (Registered Shares)	730,378
12,100	X5 Retail Group NV GDR (Registered Shares) *	389,623
	Total Russia	30,102,431

	South Africa — 1.9%
14,600	Aspen Pharmacare Holdings Ltd *	152,943
63,167	Aveng Ltd	299,999
17,500	Barloworld Ltd	104,749
47,700	Discovery Holdings Ltd	219,227
321,300	FirstRand Ltd	825,146
7,700	Highveld Steel and Vanadium Corp Ltd *	78,484
10,000	Imperial Holdings Ltd	126,261
6,900	Kumba Iron Ore Ltd	294,272
23,700	Murray & Roberts Holdings Ltd	128,475
5,800	Naspers Ltd Class N	227,878
13,800	Reunert Ltd	100,198
22,200	Shoprite Holdings Ltd	230,067
155,368	Steinhoff International Holdings Ltd *	399,451
57,500	Telkom South Africa Ltd	280,452
18,624	Tiger Brands Ltd	427,497
9,400	Wilson Bayly Holmes-Ovcon Ltd	143,618
	Total South Africa	4,038,717

	South Korea — 16.5%
42,722	Busan Bank	374,298
2,820	Cheil Industries Inc	192,213

30,181	Daegu Bank	344,428
8,205	Daelim Industrial Co Ltd	382,119
1,675	Daewoo International Corp	43,326
7,126	Dongbu Insurance Co Ltd	197,946
3,940	GS Engineering & Construction Corp	236,387
10,541	GS Holdings Corp	309,331
20,288	Hanwha Chemical Corp	267,762
11,034	Hanwha Corp	308,962
5,373	Honam Petrochemical Corp	563,927
60,367	Hynix Semiconductor Inc *	1,287,755
8,061	Hyundai Heavy Industries Co Ltd	1,438,232
2,867	Hyundai Mipo Dockyard	292,081
12,699	Hyundai Mobis	2,085,400
20,135	Hyundai Motor Co	2,300,429
52,070	Industrial Bank of Korea	576,576
9,718	INTOPS Co Ltd	160,395
27,786	Kangwon Land Inc	389,561
38,548	KB Financial Group Inc	1,559,951
28,755	Kia Motors Corp	741,976
61,274	Korea Exchange Bank	643,840
6,697	Korea Investment Holdings Co Ltd	168,957
2,507	Korea Zinc Co Ltd	401,881
3,182	Korean Air Lines Co Ltd *	189,710
11,052	KT Corp	409,377
18,010	KT Corp Sponsored ADR	335,166
24,193	KT&G Corp	1,173,606
3,888	LG Chem Ltd	872,250
12,681	LG Corp	706,132
14,540	LG Display Co Ltd	530,070
37,805	LG Telecom Ltd	244,977
2,569	Lotte Shopping Co Ltd	675,090
42,126	Meritz Fire & Marine Insurance Co Ltd	268,852
6,806	POSCO	2,652,324
840	POSCO ADR	80,951
47,580	Samho International Co Ltd *	84,046
4,340	Samsung C&T Corp	178,987
4,598	Samsung Electro Mechanics Co Ltd	532,778
13,239	Samsung Heavy Industries Co Ltd	241,786
9,611	Samsung Electronics Co Ltd	6,220,147
47,379	Shinhan Financial Group Co Ltd	1,668,357
2,227	SK Telecom Co Ltd	296,326
40,520	SK Telecom Co Ltd ADR	630,086
12,283	SK Holdings Co Ltd	854,649
30,277	STX Pan Ocean Co Ltd	285,039
11,922	Sungwoo Hitech Co Ltd	182,862
45,506	Woori Finance Holdings Co Ltd	584,386
	Total South Korea	35,165,687

	Taiwan — 6.9%
312,000	Asustek Computer Inc (a)	475,324
427,000	China Petrochemical Development Corp. *	196,652
663,014	China Steel Corp	627,268
406,003	Chunghwa Telecom Co Ltd	777,358
654,299	Compal Electronics Inc	792,510
206,000	Far Eastone Telecommunications Co Ltd	245,163
638,000	First Financial Holding Co Ltd	326,887
591,638	Hon Hai Precision Industry Co Ltd	2,338,587
58,887	HTC Corp	796,724
17,000	Largan Precision Co Ltd	272,493

247,009	Lite-On Technology Corp	279,559
752,000	Mega Financial Holding Co Ltd	393,609
540,289	Nan Ya Plastics Corp	875,874
111,793	Novatek Microelectronics Corp Ltd	319,401
277,550	Pou Chen Corp	209,518
140,000	Powertech Technology Inc	413,382
2,372,000	ProMOS Technologies Inc *	140,872
415,715	Quanta Computer Inc	746,089
22,000	RichTek Technology Corp	202,709
233,000	Synnex Technology International Corp	504,994
973,960	Taishin Financial Holding Co Ltd *	340,510
1,499,606	Taiwan Semiconductor Manufacturing Co Ltd	2,749,804
159,132	Wistron Corp	261,077
236,000	WPG Holdings Co Ltd	453,314
	Total Taiwan	14,739,678

	Thailand — 5.9%
274,690	Advanced Info Service Pcl (Foreign Registered) (a)	623,176
1,210,340	Asian Property Development Pcl (Foreign Registered) (a)	172,052
35,000	Bangkok Bank Pcl (a)	121,831
147,250	Bangkok Bank Pcl NVDR	512,559
336,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	267,935
611,000	Bank of Ayudhya Pcl NVDR(Foreign Registered) (a)	338,841
40,000	Banpu Pcl (Foreign Registered) (a)	704,110
26,000	Banpu Pcl NVDR	457,671
1,054,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	562,444
470,000	CP ALL Pcl (Foreign Registered) (a)	392,524
131,000	Electricity Generating Pcl (Foreign Registered) (a)	318,001
2,156,000	G Steel Pcl (Foreign Reigstered) * (a)	25,081
2,871,950	IRPC Pcl (Foreign Registered) (a)	380,297
200,010	Kasikornbank Pcl (Foreign Registered) (a)	525,660
275,770	Kasikornbank Pcl NVDR	722,657
1,428,000	Krung Thai Bank Pcl (Foreign Registered) (a)	485,931
1,196,000	LPN Development Pcl (Foreign Registered) (a)	241,676
485,000	PTT Aromatics & Refining Pcl (Foreign Registered) (a)	386,520
148,000	PTT Chemical Pcl (Foreign Registered) (a)	404,969
98,000	PTT Exploration & Production Pcl (Foreign Registered) (a)	428,037
202,722	PTT Pcl (Foreign Registered) (a)	1,503,936
69,039	Siam Cement Pcl (Foreign Registered) (a)	516,448
65,000	Siam Cement Pcl NVDR	476,270
240,000	Siam City Bank Pcl (Foreign Registered) (a)	235,854
344,150	Siam Commercial Bank Pcl (Foreign Registered) (a)	841,736
332,000	Thai Airways International Pcl (Foreign Registered) (a)	236,272
386,770	Thai Oil Pcl (Foreign Registered) (a)	515,494
291,000	Thoresen Thai Agencies Pcl (Foreign Registered) (a)	208,054
	Total Thailand	12,606,036

	Turkey — 8.1%
333,183	Akbank TAS	1,668,671
22,740	Anadolu Efes Biracilik ve Malt Sanayii AS	255,788
78,000	Arcelik AS	331,781
170,300	Asya Katilim Bankasi AS	366,338
470,770	Dogan Sirketler Grubu Holdings AS	343,133
87,234	Enka Insaat ve Sanayi AS	288,961
93,266	Eregli Demir ve Celik Fabrikalari TAS *	249,355
53,020	Ford Otomotiv Sanayi AS	338,204
144,323	Haci Omer Sabanci Holding AS	597,351
266,900	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A	165,308
346,980	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	135,710

372,970	KOC Holding AS	1,280,991
73,600	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS *	118,790
83,675	Sekerbank TAS	117,471
61,900	Tofas Turk Otomobil Fabrikasi AS	212,359
47,084	Tupras-Turkiye Petrol Rafineriler AS	853,636
214,350	Turk Hava Yollari Anonim Ortakligi *	601,070
154,600	Turk Sise ve Cam Fabrikalari AS *	177,665
151,980	Turk Telekomunikasyon AS	485,041
219,687	Turkcell Iletisim Hizmet AS	1,183,027
751,790	Turkiye Garanti Bankasi	3,246,467
394,150	Turkiye IS Bankasi Class C	1,212,541
152,670	Turkiye Sinai Kalkinma Bankasi AS	199,210
227,670	Turkiye Vakiflar Bankasi TAO Class D	486,989
213,460	Turkiye Halk Bankasi AS	1,414,497
304,700	Yapi ve Kredi Bankasi AS *	790,380
	Total Turkey	17,120,734

	TOTAL COMMON STOCKS (COST $172,952,495)	180,805,349

	PREFERRED STOCKS — 8.1%

	Brazil — 5.8%
23,000	AES Tiete SA 13.49%	243,406
60,280	Banco Bradesco SA 0.57%	980,163
37,500	Banco do Estado do Rio Grande do Sul SA Class B 1.00%	258,371
17,800	Bradespar SA 0.62%	356,638
23,300	Centrais Eletricas Brasileiras SA Class B 7.11%	334,297
27,985	Cia Energetica de Minas Gerais 2.62%	396,427
1,739	Companhia de Bebidas das Americas 4.19%	166,313
20,700	Companhia Paranaense de Energia Class B 0.22%	381,197
9,600	Eletropaulo Metropolitana SA 8.64%	161,124
160,760	Itausa-Investimentos Itau SA 0.50%	956,098
37,724	Petroleo Brasileiro SA (Petrobras) 0.45%	586,367
92,850	Petroleo Brasileiro SA Sponsored ADR 0.48%	2,875,565
11,870	Tele Norte Leste Participacoes ADR 7.60%	183,392
500	Tele Norte Leste Participacoes SA 6.99%	7,808
5,500	Telecomunicacoes de Sao Paulo SA 5.28%	105,195
9,000	Usinas Siderrurgicas de Minas Gerais SA Class A 2.18%	224,721
39,856	Vale SA Preference A 2.07%	921,570
143,550	Vale SA Sponsored ADR 2.08%	3,308,828
	Total Brazil	12,447,480

	Russia — 0.8%
2,277,330	Surgutneftegaz Class S 9.26%	982,791
890	Transneft 0.95%	745,624
	Total Russia	1,728,415

	South Korea — 1.5%
6,886	Hyundai Motor Co 2.47%	299,363
6,544	Samsung Electronics Co Ltd (Non Voting) 1.55%	2,791,743
	Total South Korea	3,091,106

	TOTAL PREFERRED STOCKS (COST $17,185,644)	17,267,001

	INVESTMENT FUNDS — 4.2%

	United States — 4.2%
236,799	iShares MSCI Emerging Markets Index Fund (b)	9,022,042

	TOTAL INVESTMENT FUNDS (COST $9,028,263)	9,022,042

		RIGHTS AND WARRANTS — 0.0%

		Brazil — 0.0%
932		Investimentos Itau SA RCT (Receipts to Preferred Shares), Expires 06/15/10*	534
100		Invetimentos Itau SA RCT (Reciepts to Common Shares), Expires 06/15/10*	28
		Total Brazil	562

		China — 0.0%
7,000		Kingboard Chemical Holdings Ltd Warrants, Expires 10/31/12*	3,056

		TOTAL RIGHTS AND WARRANTS (COST $7,159)	3,618

		MUTUAL FUNDS — 0.1%

		United States — 0.1%

		Affiliated Issuers
4,002		GMO U.S. Treasury Fund	100,045

		TOTAL MUTUAL FUNDS (COST $100,045)	100,045

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 5.8%

USD	1,735,499	BNP Paribas (Paris) Time Deposit, 0.04%, due 06/01/10	1,735,499
ZAR	117,907	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.55%, due 06/01/10	15,512
USD	2,100,000	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	2,100,000
HKD	479,682	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	61,604
USD	2,100,000	ING Bank (Amsterdam) Time Deposit, 0.04%, due 06/01/10	2,100,000
USD	2,100,000	Royal Bank of Scotland (London) Time Deposit, 0.04%, due 06/01/10	2,100,000
USD	2,100,000	Skandinaviska Enskilda Banken (Stockholm) Time Deposit, 0.04%, due 06/01/10	2,100,000
USD	2,100,000	Societe Generale (Paris) Time Deposit, 0.04%, due 06/01/10	2,100,000

		TOTAL SHORT-TERM INVESTMENTS (COST $12,312,615)	12,312,615

		TOTAL INVESTMENTS — 103.1% (Cost $211,586,221)	219,510,670

		Other Assets and Liabilities (net) — (3.1%)	(6,513,939)

		TOTAL NET ASSETS — 100.0%	$212,996,731

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$219,117,208	$12,051,445	$(11,657,983)	$393,462

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$1,299,863	$2,600,190	$3,800,008	$201	$—	$100,045
Totals	$1,299,863	$2,600,190	$3,800,008	$201	$—	$100,045

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)

Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

Currency Abbreviations:

HKD - Hong Kong Dollar

USD - United States Dollar

ZAR - South African Rand

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 5.14% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 68.31% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium when the holdings exceed foreign ownership limitations. The Fund valued certain equity securities based on values of underlying securities or an underlying index to which the securities are linked.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Argentina	$134,568	$—	$—	$134,568
Brazil	14,682,654	—	—	14,682,654
Chile	283,588	—	—	283,588
China	3,237,547	12,288,249	—	15,525,796
Czech Republic	—	3,652,007	—	3,652,007
Egypt	—	4,063,141	—	4,063,141
Hungary	—	4,649,136	—	4,649,136
India	235,188	8,653,987	46,281	8,935,456
Indonesia	—	3,859,995	—	3,859,995
Malaysia	—	1,606,499	—	1,606,499
Mexico	4,892,315	—	—	4,892,315
Morocco	—	233,624	—	233,624
Peru	158,162	—	—	158,162
Philippines	—	453,344	—	453,344
Poland	—	3,901,781	—	3,901,781
Russia	3,121,986	26,980,445	—	30,102,431
South Africa	—	4,038,717	—	4,038,717
South Korea	1,046,203	34,119,484	—	35,165,687
Taiwan	—	14,264,354	475,324	14,739,678
Thailand	—	2,169,157	10,436,879	12,606,036
Turkey	—	17,120,734	—	17,120,734
TOTAL COMMON STOCKS	27,792,211	142,054,654	10,958,484	180,805,349
Preferred Stocks
Brazil	12,447,480	—	—	12,447,480
Russia	—	1,728,415	—	1,728,415
South Korea	—	3,091,106	—	3,091,106
TOTAL PREFERRED STOCKS	12,447,480	4,819,521	—	17,267,001
Investment Funds
United States	9,022,042	—	—	9,022,042
TOTAL INVESTMENT FUNDS	9,022,042	—	—	9,022,042
Rights and Warrants
Brazil	—	562	—	562
China	—	3,056	—	3,056
TOTAL RIGHTS AND WARRANTS	—	3,618	—	3,618
Mutual Funds
United States	100,045	—	—	100,045
TOTAL MUTUAL FUNDS	100,045	—	—	100,045
Short-Term Investments	12,312,615	—	—	12,312,615
Total Investments	61,674,393	146,877,793	10,958,484	219,510,670
Total	$61,674,393	$146,877,793	$10,958,484	$219,510,670

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 5.14% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*		Transfers out of Level 3*		Balances as of May 31, 2010
Common Stocks
India	$—	$43,612	$—	$—	$2,669	$—		$—		$46,281
Taiwan	—	(257,926)	—	1,073	(66,754)	798,931	**	—		475,324
Thailand	10,959,643	1,378,422	—	(3,141)	271,112	—		(2,169,157	)**	10,436,879
Total	$10,959,643	$1,164,108	$—	$(2,068)	$207,027	$798,931		$(2,169,157)		$10,958,484

*The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

**Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents, and issuers. The Fund needs to maintain a license to invest in many foreign markets (e.g., Brazil, India, Russia, South Korea, and Taiwan). Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies in emerging countries and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Smaller Company Risk — The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions), Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds (including ETFs) in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$3,618	$—	$3,618
Total	$—	$—	$—	$3,618	$—	$3,618

The volume of derivative activity, based on absolute values (rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2010:

Rights/ Warrants
Average amount outstanding	$20,244

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 102.8%

		Albania — 0.2%

		Foreign Government Obligations
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	3,783,532

		Argentina — 13.4%

		Foreign Government Obligations — 10.3%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	3,150,000
USD	30,000,000	Republic of Argentina, Series SPAN, 0.00%, due 11/30/02(b)	14,025,000
USD	85,000	Republic of Argentina, 11.75%, due 06/15/15(b)	32,300
USD	1,000,000	Republic of Argentina, Series 2008, 15.50%, due 12/19/49(b)	380,000
USD	7,311,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03(b)	2,778,180
USD	10,000,000	Republic of Argentina, 8.88%, due 03/01/29(b)	3,800,000
USD	46,000,000	Republic of Argentina, Series F, 0.00%, due 10/15/04(b)(c)	9,660,000
EUR	74,201	Republic of Argentina, 7.82%, due 12/31/33(b)	48,487
USD	23,885,922	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	15,203,389
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 1.00%, due 03/31/23(b)	1,321,686
EUR	7,514,039	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	4,910,106
ARS	249,807	Republic of Argentina Discount Bond, 5.83%, due 12/31/33(c)	156,882
EUR	214,900,000	Republic of Argentina GDP Linked, 2.84%, due 12/15/35(d)	15,031,734
ARS	28,000,000	Republic of Argentina GDP Linked, 3.72%, due 12/15/35(c)(d)	370,059
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08(b)	1,675,061
DEM	5,000,000	Republic of Argentina Global Bond, Step Down, 9.00%, due 11/19/08(b)	1,145,064
USD	31,390,000	Republic of Argentina Global Bond, EMTN, Reg S, 3 mo. LIBOR + 5.75%, 6.03%, due 04/06/04(b)	10,986,500
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 0.63%, due 12/31/38(c)	1,703,396
USD	21,000,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	6,384,000
EUR	250,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	86,667,501
USD	1,815,200	Republic of Argentina Pro 4, 2.00%, due 12/28/10(b)	95,789
			179,525,134

		Judgments — 3.1%
USD	3,540,000	Republic of Argentina, 8.88%, due 03/01/29(b)(c)(e)	1,210,680
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 1.44%, due 03/31/23(b)(c)(e)	14,960,000
USD	3,235,359	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18(b)(c)(e)	1,106,493
USD	8,000,000	Republic of Argentina Global Bond, 9.75%, due 09/19/27(b)(c)(e)	2,736,000
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19(b)(c)(e)	9,078,390
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20(b)(c)(e)	2,370,402
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/29/08(b)(c)(e)	67,795
USD	43,132,075	Republic of Argentina Global Capitalization Bond, Series 2031, 12.00%, due 06/19/31(b)(c)(e)	14,751,169
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23(b)(c)(e)	7,012,500
			53,293,429
		Total Argentina	232,818,563

		Aruba — 0.3%

		Foreign Government Obligations
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12	5,075,000

		Bahamas — 0.7%

		Foreign Government Obligations
USD	13,000,000	Commonwealth of Bahamas, 144A, 6.95%, due 11/20/29	12,935,000

		Belize — 0.5%

		Foreign Government Obligations
USD	11,425,000	Government of Belize, Reg S, Step Up, 6.00%, due 02/20/29	8,226,000

		Bosnia & Herzegovina — 0.5%

		Foreign Government Obligations
DEM	20,700,080	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 1.77%, due 12/11/17	9,351,284

		Brazil — 5.0%

		Corporate Debt — 0.5%
USD	9,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	8,943,750

		Foreign Government Agency — 0.5%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, 144A, 5.50%, due 07/12/20	8,786,250

		Foreign Government Obligations — 4.0%
USD	230,689	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	224,922
USD	5,891,903	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	5,950,822
USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34(f)	54,075,000
USD	8,000,000	Republic of Brazil, 7.13%, due 01/20/37	9,240,000
			69,490,744
		Total Brazil	87,220,744

		Colombia — 1.4%

		Foreign Government Agency — 0.5%
USD	8,000,000	Ecopetrol SA, 7.63%, due 07/23/19	8,880,000

		Foreign Government Obligations — 0.9%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,120,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	6,073,274
			15,193,274
		Total Colombia	24,073,274

		Congo Republic (Brazzaville) — 3.1%

		Foreign Government Obligations
USD	1,425,000	Republic of Congo, Series INTL, 3.00%, due 06/30/29	712,500
USD	107,015,600	Republic of Congo, Series US, 3.00%, due 06/30/29	53,507,800
		Total Congo Republic (Brazzaville)	54,220,300

		Dominican Republic — 3.6%

		Asset-Backed Securities — 1.0%
USD	15,251,174	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	11,972,172
USD	7,867,223	Autopistas Del Nordeste Ltd., 144A, 9.39%, due 04/15/24	6,175,770
			18,147,942

		Foreign Government Obligations — 2.6%
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,270,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.57%, due 08/30/24	34,045,600
USD	2,000,000	Dominican Republic International Bond, 144A, 7.50%, due 05/06/21	1,980,000
			45,295,600
		Total Dominican Republic	63,443,542

		Ecuador — 0.2%

		Foreign Government Obligations
USD	13,587,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30(b)	2,717,400
USD	1,885,212	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.25%, due 02/27/15(c)	286,552
		Total Ecuador	3,003,952

		Egypt — 0.1%

		Corporate Debt
USD	891,122	Petroleum Export, 144A, 5.27%, due 06/15/11	886,667

		El Salvador — 0.9%

		Foreign Government Obligations
USD	14,700,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	15,067,500

		Gabon — 0.4%

		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	7,385,000

		Grenada — 0.3%

		Foreign Government Obligations
USD	10,350,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	4,554,000

		Indonesia — 2.4%

		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, 144 A, 7.75%, due 01/20/20	11,342,000
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37	30,690,000
		Total Indonesia	42,032,000

		Iraq — 0.7%

		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	12,225,000

		Israel — 0.8%

		Foreign Government Agency
USD	13,000,000	Israel Electric Corp. Ltd., 144A, 7.25%, due 01/15/19	14,348,750

		Ivory Coast — 2.6%

		Foreign Government Agency
USD	84,439,000	Ivory Coast Government International Bond, 144A, Step Up, 2.45%, due 12/31/32	45,808,157

		Jamaica — 0.2%

		Foreign Government Agency
USD	3,535,714	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	3,465,000

		Lithuania — 0.2%

		Foreign Government Obligations
USD	4,000,000	Republic of Lithuania, 144A, 7.38%, due 02/11/20	4,160,000

		Malaysia — 0.7%

		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	12,757,888

		Mexico — 7.2%

		Foreign Government Agency — 4.7%
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	11,772,718
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	39,513,018
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	30,187,840
			81,473,576

		Foreign Government Obligations — 2.5%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	44,026,473
		Total Mexico	125,500,049

		Nicaragua — 0.1%

		Foreign Government Obligations
USD	2,463,198	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	2,278,458

		Pakistan — 0.9%

		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	15,200,000

		Peru — 1.8%

		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	5,572,270
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	20,687,500
USD	1,539,783	Peru Trust, Series 1998 I-P, Zero Coupon, due 03/10/16(b)(c)	967,073
USD	4,625,077	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15(b)(c)	2,904,817
USD	1,640,372	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/28/16(b)(c)	1,030,249
		Total Peru	31,161,909

		Philippines — 7.9%

		Foreign Government Agency — 4.8%
USD	55,450,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	66,262,750
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	9,945,000
USD	6,296,000	Power Sector Assets & Liabilities Management Corp., 144A, 7.39%, due 12/02/24	6,815,420
			83,023,170

		Foreign Government Obligations — 3.1%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	42,424,690
USD	9,000,000	Republic of Philippines, 8.38%, due 06/17/19	11,115,000
			53,539,690
		Total Philippines	136,562,860

		Qatar — 0.2%

		Foreign Government Agency
USD	3,500,000	Qtel International Finance Ltd., 144A, 7.88%, due 06/10/19	3,937,500

		Russia — 9.0%

		Corporate Debt — 8.1%
USD	17,000,000	Gaz Capital SA, 144A, 9.25%, due 04/23/19	19,125,000

USD	60,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19(f)	67,725,000
USD	10,853,123	Gazprom International SA, Reg S, 7.20%, due 02/01/20	11,002,353
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	8,360,000
USD	14,900,000	Transcapital Ltd. (Transneft), 144A, 8.70%, due 08/07/18	16,464,500
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	18,620,000
			141,296,853

		Foreign Government Agency — 0.9%
USD	15,000,000	RSHB Capital SA, 144A, 6.30%, due 05/15/17	14,630,100
		Total Russia	155,926,953

		Senegal — 0.3%

		Foreign Government Obligations
USD	5,000,000	Republic of Senegal, 8.75%, due 12/22/14	4,900,000

		Serbia — 0.8%

		Foreign Government Obligations
USD	14,467,159	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	13,816,137

		South Africa — 1.2%

		Foreign Government Agency — 0.5%
USD	3,000,000	African Export-Import Bank, 8.75%, due 11/13/14	3,165,000
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	1,812,064
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	3,102,566
			8,079,630

		Foreign Government Obligations — 0.7%
USD	1,500,000	Republic of South Africa, 6.88%, due 05/27/19	1,672,500
USD	2,000,000	Republic of South Africa, 5.88%, due 05/30/22	2,035,000
USD	8,500,000	South Africa Government International Bond, 5.50%, due 03/09/20	8,500,000
			12,207,500
		Total South Africa	20,287,130

		South Korea — 0.8%

		Foreign Government Agency — 0.5%
USD	4,000,000	Korea Gas Corp, 144A, 6.00%, due 07/15/14	4,274,372
USD	4,000,000	Korea Southern Power Co., Reg S, 5.38%, due 04/18/13	4,196,000
			8,470,372

		Foreign Government Obligations — 0.3%
USD	5,000,000	Republic of Korea, 5.75%, due 04/16/14	5,400,104
		Total South Korea	13,870,476

		Sri Lanka — 1.2%

		Foreign Government Obligations
USD	19,000,000	Republic of Sri Lanka, 144A, 8.25%, due 10/24/12	20,045,000

		Trinidad And Tobago — 0.7%

		Foreign Government Agency
USD	1,500,000	Petroleum Company of Trinidad and Tobago Ltd., Reg. S, 6.00%, due 05/08/22	1,365,000
USD	9,500,000	Petroleum Company of Trinidad and Tobago Ltd., 144A, 9.75%, due 08/14/19	10,378,750
USD	1,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg. S, 9.75%, due 08/14/19	1,092,500
		Total Trinidad And Tobago	12,836,250

		Tunisia — 0.2%

		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	4,197,558

		Turkey — 2.3%

		Foreign Government Obligations
USD	41,000,000	Republic of Turkey, 6.75%, due 05/30/40(f)	40,743,750

		Ukraine — 1.5%

		Foreign Government Agency — 0.5%
USD	9,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	8,775,000

		Foreign Government Obligations — 1.0%
USD	18,000,000	City of Kyiv, Reg S, 8.25%, due 11/26/12	16,920,000
		Total Ukraine	25,695,000

		United States — 18.0%

		Asset-Backed Securities — 3.2%
USD	3,869,803	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.82%, due 05/15/24	1,625,317
USD	186,898	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.68%, due 10/25/34	108,401
USD	1,476,027	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.78%, due 10/25/30	900,376
USD	21,445,281	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.58%, due 12/15/35	7,677,411
USD	15,411,756	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.58%, due 12/15/35	4,962,585
USD	10,729,291	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.54%, due 05/15/36	2,703,782
USD	4,693,641	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.69%, due 11/25/35	1,320,321
USD	11,427,549	Greenpoint Mortgage Funding Trust, Series 07-HE1, Class A1, XL, 1 mo. LIBOR + .15%, 0.40%, due 12/13/32	1,807,838
USD	2,991,968	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.53%, due 11/25/35	2,687,685
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.57%, due 05/25/37	314,963
USD	9,006,543	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.50%, due 08/25/36	3,602,617
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.50%, due 10/25/36	4,550,000
USD	9,047,674	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.51%, due 03/25/36	4,930,982
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 11/25/36	5,700,000
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.56%, due 11/25/36	5,646,496
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.56%, due 02/25/37	4,632,480
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.70%, due 04/25/37	2,920,000
			56,091,254

		U.S. Government — 14.8%
USD	50,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29(f)(g)	57,882,800
USD	86,608,490	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(d)(f)(g)	88,117,383
USD	100,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21(f)	64,007,200
USD	50,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23(f)	28,694,200

USD	30,000,000	U.S. Treasury Strip Coupon Bond, due 05/15/23(f)	17,655,990
			256,357,573
		Total United States	312,448,827

		Uruguay — 3.3%

		Foreign Government Obligations
USD	29,851,571	Republic of Uruguay, 7.63%, due 03/21/36	33,433,759
EUR	10,000,000	Republica Oriental de Uruguay, 6.88%, due 01/19/16	13,007,795
JPY	988,800,000	Republica Oriental de Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11(c)	10,702,597
		Total Uruguay	57,144,151

		Venezuela — 5.8%

		Corporate Debt — 0.6%
USD	20,000,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	9,700,000

		Foreign Government Agency — 0.3%
USD	3,400,000	Petroleos de Venezuela, 5.38%, due 04/12/27	1,513,000
USD	6,100,000	Petroleos de Venezuela SA, 5.25%, due 04/12/17	3,309,250
			4,822,250

		Foreign Government Obligations — 4.9%
USD	41,700,000	Republic of Venezuela, 8.25%, due 10/13/24	23,560,500
USD	104,500,000	Republic of Venezuela, Reg S, 7.75%, due 10/13/19	62,177,500
			85,738,000
		Total Venezuela	100,260,250

		Vietnam — 1.4%

		Foreign Government Obligations
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.25%, due 03/13/28	3,160,000
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	14,911,250
USD	6,000,000	Socialist Republic of Vietnam, 144A, 6.75%, due 01/29/20	6,180,000
		Total Vietnam	24,251,250

		TOTAL DEBT OBLIGATIONS (COST $2,009,236,114)	1,787,904,661

		LOAN ASSIGNMENTS — 2.5%

		Angola — 0.2%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.89%, due 03/07/13	2,001,000
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.89%, due 07/08/13	1,978,000
		Total Angola	3,979,000

		Dominican Republic — 0.2%
USD	4,400,180	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.61%, due 08/15/15	3,584,387

		Indonesia — 1.5%
USD	7,232,705	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	6,509,434
USD	3,587,542	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	3,228,788
USD	3,587,542	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	3,228,788
USD	4,784,916	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	4,306,424
USD	2,191,454	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/19	1,966,830

USD	2,607,114	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .75%, 1.33%, due 12/01/19	2,339,885
JPY	84,240,000	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 1.32%, due 03/28/13	852,500
USD	1,716,000	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.19%, due 03/29/13	1,578,720
EUR	2,086,099	Republic of Indonesia, Indonesia Paris Club Debt, 0.50%, due 06/01/21(h)	1,868,769
		Total Indonesia	25,880,138

		Vietnam — 0.6%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 2.25%, due 06/26/15(c)	9,995,249

		TOTAL LOAN ASSIGNMENTS (COST $45,348,322)	43,438,774

		LOAN PARTICIPATIONS — 6.2%

		Egypt — 0.2%
CHF	4,589,831	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24(h)	3,376,240

		Indonesia — 1.7%
USD	441,544	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.19%, due 12/14/19	397,389
USD	441,544	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.19%, due 12/14/19	397,389
USD	588,912	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.19%, due 12/14/19	530,022
JPY	498,028,179	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR +.88%, 1.32%, due 03/28/13	5,039,995
USD	15,407,137	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.67%, due 02/12/13	13,866,423
USD	9,191,306	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.32%, due 09/29/19	8,249,198
		Total Indonesia	28,480,416

		Iraq — 2.3%
JPY	4,868,991,048	Republic of Iraq Paris Club Loan Agreement, (Participation with Deutsche Bank), 4.85%, due 01/01/28	34,434,281
JPY	636,200,022	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), 4.85%, due 01/01/28	4,472,085
USD	3,402,097	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), 6 mo. LIBOR +.50%, 1.00%, due 01/01/28	1,554,418
		Total Iraq	40,460,784

		Russia — 0.7%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.), due 01/01/00(b)(c)	12,485,102

		Vietnam — 1.3%
JPY	2,363,574,226	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 1.05%, due 09/01/17	22,749,174

		TOTAL LOAN PARTICIPATIONS (COST $95,367,830)	107,551,716

Shares	Description	Value ($)
	MUTUAL FUNDS — 5.0%

	United States — 5.0%

	Affiliated Issuers
3,976,082	GMO Short-Duration Collateral Fund	54,154,237

21,409	GMO Special Purpose Holding Fund(i)	11,561
4,586	GMO U.S. Treasury Fund	114,662
1,515,449	GMO World Opportunity Overlay Fund	33,248,944
	Total United States	87,529,404

	TOTAL MUTUAL FUNDS (COST $93,843,667)	87,529,404

Principal Amount		Description	Value ($)
		OPTIONS PURCHASED — 0.2%

		Options on Interest Rate Swaps — 0.2%
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	2,732,725
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	42,816
		Total Options on Interest Rate Swaps	2,775,541

		TOTAL OPTIONS PURCHASED (COST $1,935,983)	2,775,541

Par Value		Description	Value ($)
		PROMISSORY NOTES — 0.1%

		Dominican Republic — 0.1%
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	634,185
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/10	775,569
		Total Dominican Republic	1,409,754

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due 08/07/07(b)(c)(j)	331,250

		TOTAL PROMISSORY NOTES (COST $4,825,674)	1,741,004

Shares	Description	Value ($)
	RIGHTS AND WARRANTS — 0.6%

	Nigeria — 0.2%
25,000	Central Bank of Nigeria Warrants, Expires 11/15/20*	2,875,000

	Venezuela — 0.4%
6,660	Republic of Venezuela Oil Warrants, Expires 04/15/20*	174,825
205,145	Republic of Venezuela Oil Warrants, Expires 04/15/20*	5,385,056
128,645	Republic of Venezuela Oil Warrants, Expires 04/15/20*(c)(k)	1,688,466
	Total Venezuela	7,248,347

	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21*(c)	—

	TOTAL RIGHTS AND WARRANTS (COST $0)	10,123,347

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.8%

	Money Market Funds — 1.8%
6,816,508	State Street Institutional Liquid Reserves Fund-Institutional Class	6,816,508
24,985,189	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,985,189

TOTAL SHORT-TERM INVESTMENTS (COST $31,801,697)	31,801,697

TOTAL INVESTMENTS — 119.2% (Cost $2,282,359,287)	2,072,866,144

Other Assets and Liabilities (net) — (19.2%)	(334,320,727)

TOTAL NET ASSETS — 100.0%	$1,738,545,417

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,298,263,979	$115,292,209	$(340,690,044)	$(225,397,835)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Returm of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains	Capital*	of period
GMO Short-Duration Collateral Fund	$59,561,708	$—	$—	$250,483	$—	$6,612,066	$54,154,237
GMO Special Purpose Holding Fund	11,775	—	—	—	—	—	11,561
GMO U.S. Treasury Fund	114,662	—	—	38	—	—	114,662
GMO World Opportunity Overlay Fund	32,279,057	—	—	—	—	—	33,248,944
Totals	$91,967,202	$—	$—	$250,521	$—	$6,612,066	$87,529,404

*The table above includes estimated sources of all distributions paid by the underlying fund(s) during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/01/10	GBP	20,000,000	$28,923,008	$173,008

Sales #
6/01/10	GBP	20,000,000	$28,923,009	$876,992
7/06/10	EUR	295,000,000	362,148,126	29,949,649
7/13/10	JPY	5,500,000,000	60,538,097	(503,605)
9/07/10	GBP	30,000,000	43,384,513	(242,413)
			$494,993,745	$30,080,623

†        Fund buys foreign currency; sells USD.

#       Fund sells foreign currency; buys USD.

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	40,296,250	Deutsche Bank AG, 0.60%, dated 12/02/09, to be repurchased on demand at face value plus accrued interest. (l)	$(40,414,452)
USD	15,142,000	Deutsche Bank AG, 0.60%, dated 01/25/10, to be repurchased on demand at face value plus accrued interest. (l)	(15,172,536)
USD	23,373,333	JP Morgan Chase Bank, 0.75%, dated 05/13/10, to be repurchased on demand at face value plus accrued interest. (l)	(23,379,177)
USD	31,625,000	Barclays Bank, 0.40%, dated 05/25/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 07/30/10.	(31,625,351)
USD	19,992,500	Barclays Bank, 0.75%, dated 04/27/10, to be repurchased on demand at face value plus accrued interest. (l)	(20,004,579)
USD	20,992,125	JP Morgan Chase Bank, 0.65%, dated 04/27/10, to be repurchased on demand at face value plus accrued interest. (l)	(21,003,117)
USD	30,125,000	JP Morgan Chase Bank, 0.35%, dated 05/05/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 06/04/10.	(30,132,029)
USD	57,513,750	Barclays Bank, 0.40%, dated 05/25/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 07/30/10.	(57,514,389)
USD	17,550,000	Barclays Bank, 0.40%, dated 05/25/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 07/30/10.	(17,550,195)
USD	27,531,250	Deutsche Bank AG, 0.27%, dated 05/19/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 06/18/10.	(27,533,315)
USD	28,562,500	Barclays Bank, 0.40%, dated 05/25/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 07/30/10.	(28,562,817)
			$(312,891,957)

Average balance outstanding	$(301,922,709)
Average interest rate	0.43%
Maximum balance outstanding	$(330,919,507)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Market Value
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	7.9%	Republic of Argentina	N/A	$(173,619)
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	N/A	Reference security within CDX Index	N/A	(783,417)
75,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	0.41%	Republic of Brazil	N/A	(534,010)

12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	7.90%	Republic of Argentina	N/A		(165,782)
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	7.94%	Republic of Argentina	N/A		(59,322)
140,000,000	USD	7/20/2010	UBS AG	(Pay)	0.89%	0.95%	Republic of Turkey	N/A		(448,328)
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	7.94%	Republic of Argentina	N/A		(36,495)
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	9.65%	Government of Ukraine	5,000,000	USD	38,017
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	9.67%	Government of Ukraine	7,000,000	USD	42,258
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	3.40%	25.90%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(133,708)
30,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.97%	1.71%	Gazprom OAO	N/A		1,184
35,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.70%	0.53%	Republic of Philippines	N/A		(68,222)
20,000,000	USD	10/20/2010	Goldman Sachs	(Pay)	2.74%	0.85%	Petroleos Mexicanos	N/A		(209,042)
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	9.83%	Government of Ukraine	5,000,000	USD	(87,119)
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	9.03%	Republic of Argentina	N/A		205,883
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	9.03%	Republic of Argentina	N/A		109,875
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	10.14%	Government of Ukraine	5,000,000	USD	(100,228)
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	10.2%	Government of Ukraine	7,000,000	USD	(146,924)
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	28.45%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(468,639)
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	5.53%	Republic of Iraq	N/A		72,219
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	4.71%	Republic of Iraq	N/A		9,331
10,000,000	USD	3/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	6.09%	Government of Ukraine	N/A		(22,124)
5,000,000	USD	3/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	6.09%	Government of Ukraine	N/A		(11,062)
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	10.53%	Government of Ukraine	5,000,000	USD	(237,264)
4,000,000	USD	5/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	5.73%	Republic of Jamaica	N/A		23,461
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	4.98%	Islamic Republic of Pakistan	N/A		276,934
6,000,000	USD	6/20/2011	JP Morgan Chase Bank	Receive	3.75%	4.74%	Republic of Georgia	6,000,000	USD	36,947
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	6.26%	Government of Ukraine	9,000,000	USD	63,507
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	10.57%	Government of Ukraine	5,000,000	USD	(239,961)

7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	10.55%	Government of Ukraine	7,000,000	USD	(322,758)
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	0.49%	United Mexican States	620,000,000	MXN	(5,980)
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	0.86%	United Mexican States	N/A		42,121
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	28.87%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(726,161)
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	11.21%	Republic of Argentina	N/A		826,154
45,000,000	USD	10/20/2011	Goldman Sachs	(Pay)	12.35%	11.21%	Republic of Argentina	N/A		(637,249)
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	10.46%	Government of Ukraine	5,000,000	USD	(348,841)
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	11.23%	Republic of Argentina	N/A		1,075,441
5,416,760	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	2.52%	Stemcor UK Ltd.	5,416,760	USD	23,503
8,500,000	EUR	1/20/2012	Deutsche Bank AG	(Pay)	0.42%	1.57%	Republic of Kazakhstan	N/A		175,872
4,100,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	1.19%	Republic of Kazakhstan	4,100,000,000	KZT	(354,681)
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	28.01%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(903,108)
14,000,000	EUR	5/31/2012	Deutsche Bank AG	Receive	8.00%	7.53%	Republic of Albania	14,000,000	USD	143,637
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	0.58%	Republic of Chile	5,000,000	USD	316,226
5,000,000	USD	8/20/2012	JP Morgan Chase Bank	Receive	3.50%	5.73%	Republic of Jamaica	5,000,000	USD	(182,771)
3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	28.31%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,084,846)
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	1.03%	Republic of Peru	N/A		(68,978)
10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	2.6%	Gazprom OAO	N/A		242,015
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	0.95%	Republic of Peru	85,000,000	PEN	37,590
2,000,000	USD	9/20/2012	Goldman Sachs	(Pay)	9.20%	11.39%	Republic of Argentina	N/A		81,795
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	0.61%	Republic of Chile	10,000,000	USD	588,492
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	17.13%	Petroleos de Venezuela	N/A		865,536
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	17.13%	Petroleos de Venezuela	N/A		848,422

42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.4%	Reference security within CDX Index	N/A		(930,057)
202,544,760	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.2%	Reference security within CDX Index	202,544,760	USD	2,744,308
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	1.04%	United Mexican States	N/A		(282,524)
14,000,000	USD	6/20/2013	JP Morgan Chase Bank	Receive	3.72%	2.36%	Russia AG Bank	14,000,000	USD	841,884
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	11.51%	Republic of Argentina	N/A		2,877,461
157,882,523	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	9.49%	VTB Leasing	157,882,523	RUB	(146,457)
21,199,783	USD	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	4.46%	VTB Leasing	21,199,783	USD	(900,253)
277,250,000	PEN	8/20/2013	JP Morgan Chase Bank	Receive	0.96%	1.01%	Republic of Peru	277,250,000	PEN	109,450
50,000,000	USD	8/20/2013	JP Morgan Chase Bank	(Pay)	1.20%	1.12%	Republic of Peru	N/A		(281,707)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	1.15%	Republic of Brazil	130,000,000	USD	9,598,841
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	1.15%	Republic of Brazil	80,000,000	USD	7,937,549
12,600,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	1.12%	Republic of Brazil	N/A		(9,777,191)
7,560,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	1.12%	Republic of Brazil	N/A		(7,903,979)
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	1.7%	Republic of Turkey	10,000,000	USD	918,844
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	7.88%	Hellenic Republic of Greece	N/A		1,723,194
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	0.66%	Republic of Austria	N/A		(1,376,391)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	2.3%	Republic of Italy	N/A		161,459
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.75%	United Kingdom Government	N/A		(425,811)
10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	2.3%	Republic of Italy	N/A		1,939
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	7.88%	Hellenic Republic of Greece	N/A		5,314,310
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.75%	United Kingdom Government	N/A		(930,497)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	2.3%	Republic of Italy	N/A		91,132
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	3.14%	Lebanese Republic	N/A		(116,016)

15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	1.82%	Russian Federation	15,000,000	USD	1,375,712
15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	2.01%	Sberbank	N/A		(1,349,739)
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	13.99%	Venezuela Eurobond	N/A		225,158,263
765,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	14.1%	Bolivarian Republic of Venezuela	765,000,000	USD	(243,311,726)
5,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	6.23%	Government of Ukraine	5,000,000	USD	(156,043)
25,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	6.23%	Government of Ukraine	25,000,000	USD	(780,216)
8,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	6.23%	Government of Ukraine	8,000,000	USD	(249,669)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	14.09%	Bolivarian Republic of Venezuela	412,500,000	USD	(125,901,958)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	13.98%	Bolivarian Republic of Venezuela	N/A		112,617,836
30,000,000	USD	6/20/2015	Barclays	(Pay)	5.00%	%	CDX 13 Emerging Sovereign	N/A		(3,204,167)
40,000,000	USD	6/20/2015	Barclays	(Pay)	5.00%	%	CDX 13 Emerging Sovereign	N/A		(4,272,222)
11,000,000	USD	6/20/2015	Deutsche Bank	(Pay)	5.00%	%	CDX 13 Emerging Sovereign	N/A		(1,174,861)
15,000,000	USD	9/20/2015	Barclays Bank	(Pay)	1.00%	1.62%	Republic of Colombia	N/A		460,514
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	1.21%	Republic of Colombia	56,950,000,000	COP	818,962
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	1.65%	Republic of Colombia	N/A		(443,561)
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	1.22%	Republic of Colombia	56,700,000,000	COP	466,314
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	1.23%	Republic of Colombia	114,800,000,000	COP	441,062
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	1.66%	Republic of Colombia	N/A		(304,088)
22,000,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	13.91%	Republic of Angola	22,000,000	EUR	(1,362,673)
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	1.42%	United Mexican States	N/A		586,902
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	1.68%	Republic of Colombia	N/A		(583,312)
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	1.24%	Republic of Colombia	97,680,000,000	COP	913,304
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	0.85%	United Mexican States	620,000,000	MXN	(517,507)

32,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	13.66%	Bolivarian Republic of Venezuela	32,500,000	USD	(13,504,978)
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.26%	Republic of Peru	32,000,000	PEN	(297,493)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.45%	Republic of Peru	N/A	USD	61,131
4,500,000	USD	7/20/2017	JP Morgan Chase Bank	Receive	3.30%	5.74%	Republic of Jamaica	4,500,000	USD	(514,762)
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	2%	Republic of Turkey	35,000,000	USD	1,086,730
15,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	1.96%	Republic of Philippines	15,000,000	USD	(61,775)
21,000,000	USD	10/20/2017	Deutsche Bank AG	Receive	1.78%	3.98%	Vneshtorg Bank Bond & Loan	21,000,000	USD	(2,606,215)
10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	0.88%	United Kingdom Government	10,000,000	USD	(271,278)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	7.45%	Hellenic Republic of Greece	10,000,000	USD	(1,962,069)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.88%	United Kingdom Government	10,000,000	USD	424,771
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	2.23%	Republic of Italy	10,000,000	USD	(183,794)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	0.8%	Republic of Austria	30,000,000	USD	1,723,852
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	2.23%	Republic of Italy	20,000,000	USD	(310,208)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	2.23%	Republic of Italy	10,000,000	USD	(126,414)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	7.45%	Hellenic Republic of Greece	30,000,000	USD	(6,474,150)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	0.88%	United Kingdom Government	30,000,000	USD	1,042,756
6,000,000	USD	3/20/2020	Barclays Bank	Receive	1.00%	2.54%	Republic of Croatia	6,000,000	USD	(615,168)
20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	1.67%	United Mexican States	N/A		(488,376)
										$(57,015,044)
								Premiums to (Pay) Receive		$1,038,545

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
43,000,000	PEN	2/16/2011	JP Morgan Chase Bank	(Pay)	1.00%	6 month LIBOR	$93,161
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank	Receive	13.80%	Floating Rate CDI	609,402
46,800,000	PEN	4/21/2014	JP Morgan Chase Bank	Receive	5.03%	6 month LIBOR	(288,379)
75,000,000	USD	12/17/2018	Bank of America	Receive	2.75%	3 month LIBOR	(2,587,412)
							$(2,173,228)
					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
115,000,000	USD	10/14/2010	JP Morgan Chase Bank	3 month LIBOR+ 0.85%	EMBI + Total Return	$2,236,813
30,537,910	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	(2,641,442)
30,229,981	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 1.24%	3 month LIBOR	851,619
18,648,541	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	323,512
18,648,541	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 3.59%	3 month LIBOR	68,161
						$838,663
					Premiums to (Pay) Receive	$—

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CDI - Certificado de Deposito Interbancario

CER - Coeficiente de Estabilizacion de Referencia

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks

EMBI - Emerging Markets Bond Index

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

KRW LIBOR - London Interbank Offered Rate denominated in South Korean Won

LIBOR - London Interbank Offered Rate

PDI - Past Due Interest

PIK - Payment In Kind

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.

*	Non-income producing security.
(a)	Security is backed by the U.S. Government.
(b)	Security is in default.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(e)

In July 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. That debt, which continues to be valued according to the Fund’s valuation policy, represents 3.07% of the net assets of the Fund as of May 31, 2010. Costs associated with this action are being borne by the Fund.

(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.
(g)	All or a portion of this security has been pledged to cover collateral requirements on open swap contracts.
(h)	Non-performing. Borrower not currently paying interest.
(i)	Underlying investment represents interests in defaulted claims.
(j)

In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund’s favor in February 2010; however, GNPA has appealed that judgment. The defaulted promissory note, which continues to be valued according to the Fund’s valuation policy, represented 0.02% of the net assets of the Fund as of May 31, 2010. Costs associated with this action are borne by the Fund.

(k)

Although the Fund acquired the warrants between 2000 and 2002 (in connection with the Fund’s purchase of Venezuelan bonds), the warrants (and related payments on the warrants) have not been received in custody. The Fund’s trading counterparties have acknowledged their delivery obligations. However, because there can be no assurance that the Fund will receive the warrants (and related payments), the Fund values the warrants (and related payments) at a discount from their market value.

(l)	Reverse Repurchase Agreements have an open maturity date and can be closed on demand.

Currency Abbreviations:

ARS - Argentine Peso

BRL - Brazilian Real

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

KRW - South Korean Won

KZT - Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Sol

RUB - Russian Ruble

USD - United States Dollar

ZAR - South African Rand

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 6.13% of net assets.  The Fund and the funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.  See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 25.82% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. In some cases, bids received from primary pricing sources or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations (including the Argentine judgment described in Other matters below). In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps. The Fund valued certain debt securities using a specified spread above the LIBOR Rate. The Fund deemed certain defaulted securities to be worthless.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$—	$86,997,084	$86,997,084
Corporate Debt	—	160,827,270	—	160,827,270
Foreign Government Agency	—	81,473,576	272,091,987	353,565,563
Foreign Government Obligations	—	346,802,113	530,061,629	876,863,742
Judgments	—	—	53,293,429	53,293,429
U.S. Government	57,882,800	198,474,773	—	256,357,573
TOTAL DEBT OBLIGATIONS	57,882,800	787,577,732	942,444,129	1,787,904,661
Loan Assignments	—	—	43,438,774	43,438,774
Loan Participations	—	—	107,551,716	107,551,716
Mutual Funds	87,517,843	11,561	—	87,529,404
Options Purchased	—	2,775,541	—	2,775,541
Promissory Notes	—	—	1,741,004	1,741,004
Rights and Warrants	—	2,875,000	7,248,347	10,123,347
Short-Term Investments	31,801,697	—	—	31,801,697
Total Investments	177,202,340	793,239,834	1,102,423,970	2,072,866,144
Derivatives
Forward Currency Contracts
Foreign Exchange Risk	—	30,999,649	—	30,999,649
Swap Agreements
Interest Rate Risk	—	2,939,376	323,512	3,262,888
Credit Risk	—	—	385,644,900	385,644,900
Other Risk	—	—	919,780	919,780
Total	$177,202,340	$827,178,859	$1,489,312,162	$2,493,693,361

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Exchange Risk	$—	$(746,018)	$—	$(746,018)
Swap Agreements
Interest Rate Risk	—	(2,875,791)	(2,641,442)	(5,517,233)
Credit Risk	—	—	(442,659,944)	(442,659,944)
Total	$—	$(3,621,809)	$(445,301,386)	$(448,923,195)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 66.23% and (3.36)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*		Transfers out of Level 3*	Balances as of May 31, 2010
Debt Obligations
Asset-Backed Securities	$81,621,005	$(2,935,408)	$(500)	$(1,483,288)	$9,795,275	$—		$—	$86,997,084
Foreign Government Agency	242,132,837	36,427,623	551,908	(1,921,217)	(6,226,664)	1,127,500	**	—	272,091,987
Foreign Government Obligation	642,295,330	(128,331,038)	168,133	33,501,429	(17,572,225)	—		—	530,061,629
Judgements	51,451,439	—	201,442	—	1,640,548	—		—	53,293,429
Total Debt Obligations	1,017,500,611	(94,838,823)	920,983	30,096,924	(12,363,066)	1,127,500		—	942,444,129
Loan Assignments	35,331,584	6,479,614	218,612	52,706	1,356,258	—		—	43,438,774
Loan Participations	112,982,826	(2,925,584)	404,191	546,347	(3,456,064)	—		—	107,551,716
Promissory Notes	1,653,559	—	36,173	—	51,272	—		—	1,741,004
Rights and Warrants	8,618,130	(2,282,313)	—	2,282,313	(1,369,783)	—		—	7,248,347
Total Investments	1,176,086,710	(93,567,106)	1,579,959	32,978,290	(15,781,383)	1,127,500		—	1,102,423,970
Derivatives
Swap Agreements	(33,379,332)	14,887,705	—	(14,887,705)	(25,033,862)	—		—	(58,413,194)
Total	$1,142,707,378	$(78,679,401)	$1,579,959	$18,090,585	$(40,815,245)	$1,127,500		$—	$1,044,010,776

*The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

**Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $312,891,957, collateralized by securities with a market value, plus accrued interest, of $313,668,277. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

In July 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. That debt, which continues to be valued according to the Fund’s valuation policy, represented 3.07% of the net assets of the Fund as of May 31, 2010. Costs associated with this action are borne by the Fund.

In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund’s favor in February 2010; however, GNPA has appealed that judgment. The defaulted promissory note, which continues to be valued according to the Fund’s valuation policy, represented 0.02% of the net assets of the Fund as of May 31, 2010. Costs associated with this action are borne by the Fund.

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries. Investments in emerging country debt present risks that are not presented by many other securities. Many emerging countries are subject to political and/or economic instability, which may result in the Fund’s inability to collect principal and interest payments on a timely basis, or in full. Further, countries may expropriate, or impose various types of currency regulations or controls that impede the Fund’s ability to repatriate, amounts it is entitled to receive. These factors may result in significant volatility in the value of the Fund’s holdings. The markets for emerging country debt are typically less liquid than those of developed markets. In addition, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies and its foreign currency holdings.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase or reverse repurchase agreement or other OTC derivatives contracts, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. Below investment grade bonds (“junk bonds”) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities. These risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause the portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of the Fund’s derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investment positions decline.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries, regions, or sectors), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund’s investments in many countries and credit default swaps it has written expose the Fund to a significant risk of loss. The Fund’s financial position could be adversely affected (depending on whether the Fund sold or bought the credit protection) in the event of a default by any of these countries on obligations held by the Fund, obligations referenced in those credit default swaps or obligations issued by them generally.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations. Due to declines in the net assets of the Fund prior to May 31, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk.

Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2010, the Fund used purchased option contracts to adjust interest rate exposure.   Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets,  achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss.    Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants to adjust exposure to certain markets.   Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$2,775,541	$—	$—	$—	$10,123,347	$12,898,888
Unrealized appreciation on forward currency contracts	—	30,999,649	—	—	—	30,999,649
Unrealized appreciation on swap agreements	3,262,888	—	385,644,900	—	919,780	389,827,568
Total	$6,038,429	$30,999,649	$385,644,900	$—	$11,043,127	$433,726,105

Liabilities:
Unrealized depreciation on forward currency contracts	—	(746,018)	—	—	—	(746,018)
Unrealized depreciation on swap agreements	(5,517,233)	—	(442,659,944)	—	—	(448,177,177)
Total	$(5,517,233)	$(746,018)	$(442,659,944)	$—	$—	$(448,923,195)

The volume of derivative activity, based on absolute values (forward currency contracts, and rights and warrants), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Swap Agreements	Options	Rights/ Warrants
Average amount outstanding	$375,345,627	$5,817,475,578	$95,806,361	$11,170,641

Subsequent event

In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of the Fund’s judgment was tendered in the debt exchange and the Fund received new bonds in June 2010. The judgment continues to be valued according to the Fund’s valuation policy.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 87.5%

	Argentina — 0.0%
172,100	Petrobras Energia SA ADR	2,426,610
60,490	Telecom Argentina SA Sponsored ADR	985,987
	Total Argentina	3,412,597

	Brazil — 6.9%
4,764,700	Banco do Brasil SA	67,993,983
1,772,460	Banco Santander Brasil SA ADR 144A	18,469,033
909,300	BM&F BOVESPA SA	6,089,566
279,825	Brasil Telecom SA ADR *	5,112,403
1,647	Cia de Bebidas das Americas ADR	135,878
164,170	Cia de Saneamento Basico do Estado de Sao Paulo ADR	6,208,909
581,200	Cia de Saneamento de Minas Gerais-Copasa MG	7,528,290
56,110	Cia Paranaense de Energia Sponsored ADR	1,040,841
816,760	Cia Siderurgica Nacional SA Sponsored ADR	12,316,741
601,700	Companhia Brasileira de Meios de Pagamento	5,097,494
36,800	Companhia de Bebidas das Americas	3,020,267
146,210	Companhia de Bebidas das Americas ADR	14,085,871
572,389	Companhia Energetica de Minas Gerais Sponsored ADR	8,225,230
1,114,602	Companhia Saneamento Basico Sao Paulo	20,949,664
2,335,756	Duratex SA	19,955,474
1,113,892	Electrobras (Centro)	13,875,684
758,580	Empresa Brasileira de Aeronautica SA ADR	16,521,872
1,198,500	Gerdau SA	11,937,106
1,201,890	Gerdau SA Sponsored ADR	16,177,439
3,526,940	Itau Unibanco Holding SA ADR	64,930,965
1,066,100	Light SA	12,105,090
1,047,600	Lojas Renner SA	24,916,048
82,396	MMX Mineracao e Metalicos SA *	501,847
721,100	Natura Cosmeticos SA	14,984,412
2,666,130	Petroleo Brasileiro SA (Petrobras) ADR	94,967,551
1,518,600	Redecard SA	22,533,119
364,204	Souza Cruz SA	13,439,966
124,550	Telecomunicacoes de Sao Paulo SA ADR	2,427,480
181,150	Usinas Siderurgicas de Minas Gerais SA	4,373,361
3,427,100	Vale SA	92,466,058
1,349,590	Vale SA Sponsored ADR	36,695,352
	Total Brazil	639,082,994

	Chile — 0.1%
34,300	Administradora de Fondos de Pensiones Provida SA	98,416
50,320	AFP Provida SA	2,185,901
12,270	Banco Santander Chile SA ADR	761,599
30,918	Compania Cervecerias Unidas ADR	1,264,237
18,180	Embotelladora Andina SA ADR Class B	373,781
260,370	Enersis SA Sponsored ADR	4,907,974
101,990	Lan Airlines SA Sponsored ADR	1,897,014
	Total Chile	11,488,922

	China — 7.5%
771,800	Baidu.com Inc Sponsored ADR *	56,503,478
160,404,000	Bank of China Ltd Class H	79,716,741
8,142,000	Bank of Communications Co Ltd Class H	8,534,572
8,610,000	Belle International Holdings Ltd	11,610,773
25,254,000	Chaoda Modern Agriculture Holdings Ltd	24,264,676
48,602,000	China Construction Bank Class H	38,866,840

4,652,000	China Cosco Holdings Co Ltd Class H	5,158,978
12,289,942	China Mobile Ltd	115,190,401
1,642,000	China Pacific Insurance Group Co Ltd	6,316,816
88,913,351	China Petroleum & Chemical Corp Class H	70,157,321
22,798,000	China Ting Group Holding Ltd	3,488,848
8,336,000	CNOOC Ltd	12,883,500
5,628,271	Cosco Pacific Ltd	6,847,950
625,770	Ctrip.com International Ltd *	24,649,080
1,000	Dongfeng Motor Group Co Ltd	1,168
35,124,000	GOME Electrical Appliances Holdings Ltd *	10,818,066
1,276,000	Hengan International Group Co Ltd	9,138,895
5,748,000	Hopson Development Holdings Ltd	6,866,893
81,282,000	Industrial and Commercial Bank of China Ltd Class H	59,802,896
3,248,500	Kingboard Chemical Holdings Ltd	15,187,911
6,358,000	Kingboard Laminates Holdings Ltd	5,642,387
1,976,000	Lianhua Supermarket Holdings Co Ltd	6,818,436
30,791,000	Maoye International Holdings 144A	10,068,200
95,090	Mindray Medical International Ltd ADR	2,827,977
6,356,172	Peace Mark Holdings Ltd * (a)	—
28,069,101	PetroChina Co Ltd Class H	30,601,177
27,084,789	Pico Far East Holdings Ltd	5,000,817
24,006,000	Renhe Commercial Holdings Co Ltd	5,197,361
1,542,000	Tencent Holdings Ltd	29,503,341
768,000	Weichai Power Co Ltd Class H	5,582,631
3,115,000	Xinao Gas Holdings Ltd *	8,322,502
6,326,000	Yanzhou Coal Mining Co Ltd Class H	14,449,071
4,626,000	Zhongsheng Group Holdings Ltd *	5,678,916
	Total China	695,698,619

	Czech Republic — 1.8%
2,192,900	CEZ AS	91,204,342
231,900	Komercni Banka AS	39,477,076
1,072,800	New World Resources NV Class A *	11,507,907
194,530	Pegas Nonwovens SA	4,050,224
8,010	Philip Morris CR AS	3,194,508
747,960	Telefonica 02 Czech Republic AS	14,455,023
	Total Czech Republic	163,889,080

	Egypt — 2.0%
1,024,800	Al Ezz Steel Rebars SAE	3,465,033
804,846	Alexandria Mineral Oils Co	5,972,956
3,995,135	Commercial International Bank	50,325,257
3,798,400	EFG-Hermes Holding SAE	19,272,053
396,461	Egyptian Co for Mobile Services	12,548,996
550,400	ElSwedy Cables Holding Co *	6,193,240
643,500	Orascom Construction Industries	27,194,758
13,291,604	Orascom Telecom Holding SAE	13,199,465
5,976,890	Palm Hills Developments SAE	5,867,560
3,481,370	Sidi Kerir Petrochemicals Co	7,008,336
4,001,316	South Valley Cement *	4,097,259
8,499,500	Talaat Moustafa Group *	11,678,044
5,701,259	Telecom Egypt	17,242,274
	Total Egypt	184,065,231

	Hungary — 2.3%
46,610	Egis Gyogyszergyar Nyrt	4,087,540
4,615,750	Magyar Telekom Nyrt	13,880,641
631,520	MOL Hungarian Oil and Gas Nyrt *	49,896,288
4,496,900	OTP Bank Nyrt *	114,305,012

146,220	Richter Gedeon Nyrt	27,225,321
	Total Hungary	209,394,802

	India — 4.4%
331,300	Aurobindo Pharma Ltd	5,985,850
445,700	Axis Bank Ltd	11,679,817
1,436,485	Bank of Baroda	21,655,732
143,419	BGR Energy Systems Ltd	1,817,055
3,546,900	Bharti Airtel Ltd	19,882,624
882,100	Canara Bank Ltd	7,528,483
11,896,052	CBAY Systems Holdings Ltd * (b)	25,289,108
684,144	Century Textiles and Industries Ltd	6,540,568
32,730	CESC Ltd	259,403
762,050	Federal Bank Ltd	5,382,442
916,071	Godrej Consumer Products Ltd	6,228,077
175,889	Grasim Industries Ltd	7,000,249
2,124,603	Great Eastern Shipping Co Ltd (The)	13,456,266
241,600	HDFC Bank Ltd	9,815,039
7,704,110	IFCI Ltd	8,620,068
3,355,991	Indiabulls Financial Services Ltd	9,939,704
381,050	Infosys Technologies Ltd	21,901,113
4,090,900	Lanco Infratech Ltd *	5,323,839
1,471,800	Oil & Natural Gas Corp Ltd	35,584,085
974,657	Power Finance Corp	6,026,754
372,850	Punjab National Bank Ltd	7,916,148
5,222,100	Reliance Communications Ltd	16,395,723
6,538,910	Rural Electrification Corp Ltd 144A	39,560,619
175,889	Samruddhi Cement Ltd (a)	2,035,100
6,179,698	Shree Renuka Sugars Ltd	8,012,275
706,657	Shriram Transport Finance Co Ltd 144A	8,369,031
1,003,800	Sintex Industries Ltd	5,804,032
611,700	State Bank of India	29,260,646
1,528,641	Tata Consultancy Services Ltd	24,681,113
152,500	Tata Motors Ltd	2,437,919
497,100	Tata Motors Ltd Sponsored ADR	8,291,628
837,696	Torrent Power Ltd	5,705,223
1,549,233	Union Bank of India	9,512,067
463,700	Wipro Ltd	6,616,975
	Total India	404,514,775

	Indonesia — 1.9%
6,739,000	Astra International Tbk PT	30,341,207
12,771,500	Bank Negara Indonesia (Persero) Tbk PT	3,360,587
32,098,000	Bank Rakyat Tbk PT	29,048,486
194,122,000	Bumi Resources Tbk PT	42,805,885
3,008,500	Gudang Garam Tbk PT	10,913,580
49,179,500	Indah Kiat Pulp and Paper Corp Tbk PT *	9,276,870
12,111,100	Matahari Putra Prima Tbk PT	1,267,481
17,525,000	Semen Gresik Persero Tbk PT	15,763,453
3,357,500	Tambang Batubara Bukit Asam Tbk PT	6,170,553
22,580,000	Telekomunikasi Indonesia Tbk PT	18,635,939
3,403,100	United Tractors Tbk PT	6,524,140
	Total Indonesia	174,108,181

	Malaysia — 0.8%
3,918,400	AMMB Holdings Berhad	5,693,130
4,882,300	CIMB Group Holdings Berhad	10,051,303
7,934,800	Genting Malaysia Berhad	6,388,727
1,237,000	Kulim Malaysia Berhad	2,747,087

8,340,303	Lion Industries Corp Berhad	3,809,411
2,046,100	Malayan Banking Berhad	4,440,286
14,283,000	Mulpha International Berhad *	1,824,051
1,960,976	Public Bank Berhad	6,807,089
3,328,480	RHB Capital Berhad	5,804,895
28,798,900	Scomi Group Berhad	3,591,509
4,156,900	Shangri-La Hotels Berhad	2,610,448
5,049,138	Sunway City Berhad	5,619,870
984,200	Supermax Corp Berhad	1,939,384
4,285,100	Telekom Malaysia Berhad	4,243,758
4,265,700	TM International Berhad *	4,781,719
10,230,800	Zelan Berhad *	1,635,367
	Total Malaysia	71,988,034

	Mexico — 2.4%
2,279,000	America Movil SAB de CV Class L ADR	107,887,860
1,183,000	Cemex SAB de CV Sponsored ADR *	12,811,890
5,442,700	Corporacion GEO SA de CV Class B *	15,022,913
10,088,250	Grupo Financiero Banorte SAB de CV Class O	38,805,765
14,763,620	Grupo Mexico SA Class B	35,049,746
1,483,800	Mexichem SAB de CV	3,955,499
3,421,900	Wal-Mart de Mexico SA de CV Class V	7,639,234
	Total Mexico	221,172,907

	Morocco — 0.1%
12,490	Attijariwafa Bank	443,770
52,200	Banque Centrale Populaire	1,921,169
2,180	Ciments du Maroc	533,673
20,190	Credit Immobilier et Hotelier	777,717
2,800	Lafarge Ciments	611,671
14,760	Managem *	767,090
355,865	Maroc Telecom	5,695,341
6,320	ONA SA	1,146,604
1,250	Societe Nationale De Siderurgie	341,503
862	Wafa Assurance	235,956
	Total Morocco	12,474,494

	Peru — 0.1%
50,831	Banco Continental	130,047
307,257	Minsur SA	740,743
6,015	Sociedad Minera Cerro Verde SA	141,954
4,761,500	Volcan Compania Minera SA Class B	5,170,632
	Total Peru	6,183,376

	Philippines — 0.3%
50,328,100	Benpres Holdings Corp *	3,947,894
62,271,200	Megaworld Corp	1,703,157
61,290,000	Metro Pacific Investments Corp 144A *	3,814,997
2,738,000	Metropolitan Bank & Trust Co	3,356,722
24,500	Philippine Long Distance Telephone Co	1,258,548
31,534,055	Robinsons Land Corp	9,307,552
1,200	San Miguel Corp Class B	1,894
1,248,700	Security Bank Corp	1,667,023
1,652,600	Universal Robina Corp	881,655
24,879,400	Vista Land & Lifescapes Inc	868,101
	Total Philippines	26,807,543

	Poland — 1.6%
465,872	Asseco Poland SA	8,055,135
563,001	Bank Pekao SA	27,922,653
70,700	Bank Zachodni WBK SA	4,305,052
2,062,700	Getin Holding SA *	6,275,821
501,560	Grupa Lotos SA *	4,733,546
1,078,064	KGHM Polska Miedz SA	31,308,735
2,528,760	Polski Koncern Naftowy Orlen SA *	28,888,041
2,320,820	Powszechna Kasa Oszczednosci Bank Polski SA	28,367,558
2,946,890	Telekomunikacja Polska SA	13,724,327
	Total Poland	153,580,868

	Russia — 14.5%
1,287,600	Cherepovets MK Severstal GDR (Registered Shares) *	13,846,101
1,523,857	Evraz Group SA GDR (Registered Shares) *	41,033,995
1,939,300	Gazprom Neft Class S	7,549,266
5,210	Gazprom Neft Sponsored ADR	99,994
18,239,000	Gazprom OAO Sponsored ADR	374,108,501
182,683,910	IDGC Holding JSC *	23,796,589
3,289,690	Lukoil OAO ADR	158,383,796
2,374,732	Magnit OJSC Sponsored GDR (Registered Shares)	45,462,843
1,569,600	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	16,333,672
995,420	Mechel Sponsored ADR	21,590,660
5,396,100	MMC Norilsk Nickel JSC ADR	87,743,883
4,553,210	Mobile Telesystems Sponsored ADR	87,558,228
166,500	NovaTek OAO Sponsored GDR (Registered Shares)	12,083,753
186,230	Novolipetsk Steel Class S	539,893
301,257	Novolipetsk Steel GDR (Registered Shares)	8,639,276
1,474,556	OAO Tatneft Sponsored GDR (Registered Shares)	39,790,615
1,876,800	PIK Group GDR (Registered Shares) *	7,498,317
12,739,300	Rosneft OJSC GDR	92,836,222
534,931,040	RusHydro Class S *	27,835,137
135,000	Russia Petroleum Class S * (a)	2,288,099
37,912,020	Sberbank Class S	85,836,756
1,707,111	Sistema JSFC Sponsored GDR (Registered Shares)	44,341,124
8,476,962	Surgutneftegaz Sponsored ADR	76,157,535
6,028,000	United Co RUSAL Plc *	5,666,126
1,026,080	VimpelCom Ltd Sponsored ADR *	15,955,544
6,821,700	VTB Bank OJSC GDR (Registered Shares)	32,041,272
550,947	X5 Retail Group NV GDR (Registered Shares) *	17,740,627
	Total Russia	1,346,757,824

	South Africa — 2.0%
639,700	Aspen Pharmacare Holdings Ltd *	6,701,202
2,816,532	Aveng Ltd	13,376,576
640,300	Barloworld Ltd	3,832,606
2,128,500	Discovery Holdings Ltd	9,782,484
13,926,196	FirstRand Ltd	35,764,536
2,914,816	Grindrod Ltd	5,755,056
665,300	Imperial Holdings Ltd	8,400,180
304,900	Kumba Iron Ore Ltd	13,003,406
867,600	Murray & Roberts Holdings Ltd	4,703,167
258,788	Naspers Ltd Class N	10,167,594
607,738	Reunert Ltd	4,412,602
977,887	Shoprite Holdings Ltd	10,134,210
6,980,954	Steinhoff International Holdings Ltd *	17,948,025
2,533,800	Telkom South Africa Ltd	12,358,403
812,716	Tiger Brands Ltd	18,655,156

417,946	Wilson Bayly Holmes-Ovcon Ltd	6,385,606
	Total South Africa	181,380,809

	South Korea — 17.2%
243,495	Boryung Pharmaceutical Co Ltd	2,722,273
1,951,906	Busan Bank	17,101,111
125,823	Cheil Industries Inc	8,576,157
1,370,611	Daegu Bank	15,641,511
1,253,263	Daehan Pulp Co Ltd * (b)	4,999,083
368,485	Daelim Industrial Co Ltd	17,160,883
13,608	Daesun Shipbuilding *	310,073
73,584	Daewoo International Corp	1,903,357
326,401	Dongbu Insurance Co Ltd	9,066,745
289,126	Edu Ark Co Ltd * (a)	—
1,035,843	Finetex EnE Inc *	2,412,408
175,989	GS Engineering & Construction Corp	10,558,770
468,660	GS Holdings Corp	13,753,073
917,249	Hanwha Chemical Corp	12,105,893
493,767	Hanwha Corp	13,825,935
240,148	Honam Petrochemical Corp	25,204,905
2,733,958	Hynix Semiconductor Inc *	58,321,081
107,976	Hyundai Department Store Co Ltd	9,176,825
360,751	Hyundai Heavy Industries Co Ltd	64,364,685
128,968	Hyundai Mipo Dockyard	13,138,876
560,068	Hyundai Mobis	91,973,069
900,817	Hyundai Motor Co	102,918,555
3,195,724	In the F Co Ltd * (b)	2,580,872
2,315,515	Industrial Bank of Korea	25,639,914
1,180,920	Kangwon Land Inc	16,556,555
1,720,156	KB Financial Group Inc	69,610,842
1,287,240	Kia Motors Corp	33,215,133
2,787,049	Korea Exchange Bank	29,285,074
313,994	Korea Investment Holdings Co Ltd	7,921,675
114,864	Korea Zinc Co Ltd	18,413,096
142,887	Korean Air Lines Co Ltd *	8,518,888
812,787	KT Corp	30,106,422
180,750	KT Corp Sponsored ADR	3,363,758
1,068,782	KT&G Corp	51,846,753
171,831	LG Chem Ltd	38,549,269
563,907	LG Corp	31,400,727
660,995	LG Display Co Ltd	24,097,199
1,713,363	LG Telecom Ltd	11,102,629
112,720	Lotte Shopping Co Ltd	29,620,937
344,341	Maeil Dairy Industry	4,044,665
1,932,415	Meritz Fire & Marine Insurance Co Ltd	12,332,855
313,186	POSCO	122,049,777
778,566	Pumyang Construction Co Ltd (b)	3,548,361
201,573	Samsung C&T Corp	8,313,143
208,282	Samsung Electro Mechanics Co Ltd	24,133,995
591,818	Samsung Heavy Industries Co Ltd	10,808,461
434,400	Samsung Electronics Co Ltd	281,139,525
2,103,165	Shinhan Financial Group Co Ltd	74,058,748
308,283	SK Telecom Co Ltd	41,020,336
559,992	SK Holdings Co Ltd	38,964,150
1,357,517	STX Pan Ocean Co Ltd	12,780,161
2,058,873	Woori Finance Holdings Co Ltd	26,439,951
693,915	Youngone Corp	5,255,048
	Total South Korea	1,591,954,187

	Sri Lanka — 0.0%
234,324	Lanka Walltile Ltd	161,180

	Taiwan — 7.1%
14,122,000	Asustek Computer Inc (a)	21,514,513
900	Catcher Technology Co Ltd	2,181
19,134,000	China Petrochemical Development Corp. *	8,812,015
32,410,350	China Steel Corp	30,662,949
24,303,230	Chinatrust Financial Holding Co Ltd	12,368,478
18,223,246	Chunghwa Telecom Co Ltd	34,891,317
29,251,817	Compal Electronics Inc	35,430,847
9,396,500	Far Eastone Telecommunications Co Ltd	11,182,886
29,185,650	First Financial Holding Co Ltd	14,953,620
27,078,014	Hon Hai Precision Industry Co Ltd	107,032,138
1,951,430	HTC Corp	26,402,283
757,000	Largan Precision Co Ltd	12,133,958
11,122,426	Lite-On Technology Corp	12,588,119
32,699,000	Mega Financial Holding Co Ltd	17,115,187
24,310,697	Nan Ya Plastics Corp	39,410,600
4,996,658	Novatek Microelectronics Corp Ltd	14,275,831
6,528,500	Powertech Technology Inc	19,276,863
18,714,290	Quanta Computer Inc	33,586,783
1,005,000	RichTek Technology Corp	9,260,135
10,977,400	Synnex Technology International Corp	23,791,934
42,938,320	Taishin Financial Holding Co Ltd *	15,011,823
67,348,697	Taiwan Semiconductor Manufacturing Co Ltd	123,496,265
7,372,667	Wistron Corp	12,095,847
10,607,000	WPG Holdings Co Ltd	20,374,167
	Total Taiwan	655,670,739

	Thailand — 6.1%
12,634,590	Advanced Info Service Pcl (Foreign Registered) (a)	28,663,491
57,662,660	Asian Property Development Pcl (Foreign Registered) (a)	8,196,851
1,076,000	Bangkok Bank Pcl (a)	3,745,425
7,543,010	Bangkok Bank Pcl NVDR	26,256,299
18,084,386	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	14,408,102
31,081,650	Bank of Ayudhya Pcl (Foreign Registered) (a)	17,236,897
1,823,300	Banpu Pcl (Foreign Registered) (a)	32,095,073
1,163,940	Banpu Pcl NVDR	20,488,531
47,361,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	25,273,171
21,009,000	CP ALL Pcl (Foreign Registered) (a)	17,545,815
97,437,700	G Steel Pcl (Foreign Reigstered) * (a)	1,133,513
31,614,072	Home Product Center Pcl (Foreign Registered) (a)	5,761,600
127,532,800	IRPC Pcl (Foreign Registered) (a)	16,887,619
12,478,460	Kasikornbank Pcl (Foreign Registered) (a)	32,795,490
8,728,490	Kasikornbank Pcl NVDR	22,873,058
67,772,600	Krung Thai Bank Pcl (Foreign Registered) (a)	23,062,172
22,239,000	PTT Aromatics & Refining Pcl (Foreign Registered) (a)	17,723,338
6,778,000	PTT Chemical Pcl (Foreign Registered) (a)	18,546,482
4,749,000	PTT Exploration & Production Pcl (Foreign Registered) (a)	20,742,309
9,290,270	PTT Pcl (Foreign Registered) (a)	68,921,810
19,451,870	Robinson Department Store Pcl (Foreign Registered) (a)	8,057,578
228,513	Robinson Department Store Pcl NVDR	94,657
12,901,400	Saha Pathana International Holding Pcl (Foreign Registered) (a)	6,857,172
3,419,138	Siam Cement Pcl (Foreign Registered) (a)	25,576,958
2,716,990	Siam Cement Pcl NVDR	19,908,034
16,237,080	Siam Commercial Bank Pcl (Foreign Registered) (a)	39,713,320
3,108,050	Star Block Co Ltd (Foreign Registered) * (a) (b)	—
19,803,200	Thai Airways International Pcl (Foreign Registered) (a)	14,093,182

17,760,320	Thai Oil Pcl (Foreign Registered) (a)	23,671,290
13,039,000	Thoresen Thai Agencies Pcl (Foreign Registered) (a)	9,322,377
	Total Thailand	569,651,614

	Turkey — 8.4%
15,218,206	Akbank TAS	76,216,919
1,040,540	Anadolu Efes Biracilik ve Malt Sanayii AS	11,704,400
3,582,650	Arcelik AS	15,239,191
7,828,400	Asya Katilim Bankasi AS	16,839,914
21,700,874	Dogan Sirketler Grubu Holdings AS	15,817,232
4,185,781	Enka Insaat ve Sanayi AS	13,865,305
5,379,100	Eregli Demir ve Celik Fabrikalari TAS *	14,381,508
2,479,710	Ford Otomotiv Sanayi AS	15,817,557
6,690,131	Haci Omer Sabanci Holding AS	27,690,348
16,588,500	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	6,488,065
16,835,519	KOC Holding AS	57,822,757
42,150	Medya Holding AS * (a)	—
3,836,950	Sekerbank TAS	5,386,662
2,870,000	Tofas Turk Otomobil Fabrikasi AS	9,846,034
2,173,820	Tupras-Turkiye Petrol Rafineriler AS	39,411,487
9,853,900	Turk Hava Yollari Anonim Ortakligi	27,631,856
7,090,900	Turk Sise ve Cam Fabrikalari AS *	8,148,821
6,916,270	Turk Telekomunikasyon AS	22,073,158
10,124,585	Turkcell Iletisim Hizmet AS	54,521,468
34,333,940	Turkiye Garanti Bankasi	148,264,810
18,111,415	Turkiye IS Bankasi Class C	55,716,971
7,238,874	Turkiye Sinai Kalkinma Bankasi AS	9,445,588
10,411,960	Turkiye Vakiflar Bankasi TAO Class D	22,271,299
9,637,200	Turkiye Halk Bankasi AS	63,861,095
13,919,933	Yapi ve Kredi Bankasi AS *	36,107,756
	Total Turkey	774,570,201

	TOTAL COMMON STOCKS (COST $7,643,048,196)	8,098,008,977

	PREFERRED STOCKS — 9.0%

	Brazil — 6.5%
1,020,400	AES Tiete SA 13.49%	10,798,776
4,412,760	Banco Bradesco SA 0.57%	71,752,195
1,639,600	Banco do Estado do Rio Grande do Sul SA Class B 1.00%	11,296,679
781,900	Bradespar SA 0.62%	15,666,013
1,000,700	Brasil Telecom SA *	6,205,250
1,110,300	Centrais Eletricas Brasileiras SA Class B 7.11%	15,930,059
1,395,081	Cia Energetica de Minas Gerais 2.62%	19,762,199
63,406	Companhia de Bebidas das Americas 4.19%	6,063,980
1,029,200	Companhia Paranaense de Energia Class B 0.22%	18,953,051
433,600	Eletropaulo Metropolitana SA 8.64%	7,277,453
7,336,971	Itausa-Investimentos Itau SA 0.50%	43,635,616
4,143,804	Petroleo Brasileiro SA (Petrobras) 0.45%	64,409,686
2,928,550	Petroleo Brasileiro SA Sponsored ADR 0.48%	90,697,193
559,430	Tele Norte Leste Participacoes ADR 7.60%	8,643,194
271,800	Telecomunicacoes de Sao Paulo SA 5.28%	5,198,545
441,100	Usinas Siderrurgicas de Minas Gerais SA Class A 2.18%	11,013,824
3,331,908	Vale SA Preference A 2.07%	77,042,051
5,074,110	Vale SA Sponsored ADR 2.08%	116,958,235
	Total Brazil	601,303,999

	Chile — 0.0%
292,700	Embotelladora Andina SA A Shares 3.05%	845,363

152,400	Embotelladora Andina SA B Shares 2.50%	526,431
	Total Chile	1,371,794

	Russia — 1.0%
101,396,170	Surgutneftegaz Class S 9.26%	43,757,923
3,273,870	TNK BP Holding 8.43%	5,532,840
49,105	Transneft 0.95%	41,139,190
	Total Russia	90,429,953

	South Korea — 1.5%
311,856	Hyundai Motor Co 2.47%	13,557,667
300,970	Samsung Electronics Co Ltd (Non Voting) 1.55%	128,397,167
	Total South Korea	141,954,834

	TOTAL PREFERRED STOCKS (COST $739,151,884)	835,060,580

	INVESTMENT FUNDS — 0.4%

	China — 0.1%
199,464	Martin Currie China A Share Fund Ltd Class B * (a) (c)	7,534,367
245,374	Martin Currie China A Share Fund Ltd Class S * (a) (c)	2,083,592
25,045	Martin Currie China A Share Fund Ltd Class S * (a) (c)	1,715,804
	Total China	11,333,763

	India — 0.2%
12,146	Fire Capital Mauritius Private Fund * (a) (c) (d)	10,344,874
1,371,900	TDA India Technology Fund II LP * (a) (c)	1,556,513
	Total India	11,901,387

	Poland — 0.0%
1,749,150	The Emerging European Fund II LP *(a) (c)	387,879

	Russia — 0.1%
9,500,000	NCH Eagle Fund LP * (a) (c)	9,333,750
2,769	Steep Rock Russia Fund LP * (a) (c)	794,536
	Total Russia	10,128,286

	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund * (a) (c) (e)	4,000

	TOTAL INVESTMENT FUNDS (COST $30,002,838)	33,755,315

Par Value/Shares		Description	Value ($)
		DEBT OBLIGATIONS — 0.3%

		Poland — 0.2%
PLN	100,677,888	TRI Media Secured Term Note, 4.65% , due 02/07/13 * (a) (c)	23,540,935

		United States — 0.1%
7,565,505		U.S. Treasury Inflation Indexed Note, 2.38% , due 04/15/11(f)	7,697,311

		TOTAL DEBT OBLIGATIONS (COST $37,284,164)	31,238,246

		RIGHTS AND WARRANTS — 0.0%

		Brazil — 0.0%
42,973		Investimentos Itau SA RCT (Receipts to Preferred Shares) Expires 06/15/10*	24,634

		China — 0.0%
315,050		Kingboard Chemical Holdings Ltd Warrants, Expires 10/31/12*	137,550

	Malaysia — 0.0%
4,395,496	Sunway City Warrants, Expires 10/04/17*	680,128

	TOTAL RIGHTS AND WARRANTS (COST $485,998)	842,312

	MUTUAL FUNDS — 0.4%

	United States — 0.4%

	Affiliated Issuers
8,064	GMO Special Purpose Holding Fund (g)	4,355
1,540,176	GMO U.S. Treasury Fund	38,504,398

	TOTAL MUTUAL FUNDS (COST $38,504,398)	38,508,753

	CONVERTIBLE SECURITIES — 0.1%

	India — 0.1%
4,000,000	Housing Development Finance Corp, Zero Coupon, 09/27/10	7,200,000

	TOTAL CONVERTIBLE SECURITIES (COST $4,845,325)	7,200,000

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.1%
USD	33,800,000	Commerzbank (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	33,800,000
USD	2,324,951	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	2,324,951
USD	65,000,000	HSBC Bank (Grand Cayman) Time Deposit, 0.18%, due 06/01/10	65,000,000
HKD	11,058,622	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	1,420,052
ZAR	4,633,249	JPMorgan Chase (New York) Time Deposit, 5.55%, due 06/01/10	609,558

		TOTAL SHORT-TERM INVESTMENTS (COST $103,154,561)	103,154,561

		TOTAL INVESTMENTS — 98.8% (Cost $8,596,477,364)	9,147,768,744

		Other Assets and Liabilities (net) — 1.2%	109,355,261

		TOTAL NET ASSETS — 100.0%	$9,257,124,005

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,900,244,478	$690,811,052	$(443,286,786)	$247,524,266

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2010
Fire Capital Mauritius Private Fund**	9/06/06-3/30/09	$12,180,554	0.11%	$10,344,874
Martin Currie China A Share Fund Ltd Class B	10/14/08	2,159,084	0.08%	7,534,367
Martin Currie China A Share Fund Ltd Class S	1/20/06	2,453,738	0.02%	2,083,592
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.02%	1,715,804
NCH Eagle Fund LP	1/08/03	9,500,000	0.10%	9,333,750
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	794,536
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.02%	1,556,513
TRI Media Secured Term Note	8/7/09	29,505,475	0.25%	23,540,935
The Emerging European Fund II LP	12/05/97-6/24/02	471,720	0.00%	387,879
				$57,296,250

**GMO Emerging Markets Fund has committed an additional $7,834,879 to this investment.

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Special Purpose Holding Fund	$4,435	$—	$—	$—	$—	$4,355
GMO U.S. Treasury Fund	74,488,836	122,012,855	157,997,293	12,562	—	38,504,398
Totals	$74,493,271	$122,012,855	$157,997,293	$12,562	$—	$38,508,753

Investments in Other Affiliated Issuers

An affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions with companies that are or were affiliates during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boryung Pharmaceutical Co Ltd*	$4,294,391	$—	$919,335	$(2,895)	$2,722,273
CBAY Systems Holdings Ltd	12,969,456	—	—	—	25,289,108
Daehan Pulp Co Ltd	5,372,382	—	252,407	—	4,999,083
Dimerco Express Taiwan Corp*	3,800,682	—	4,148,450	—	—
Edu Ark Co Ltd*	—	—	—	—	—
In the F Co Ltd	2,849,143	244,221	—	—	2,580,872
Pumyang Construction	4,299,731	—	539,507	—	3,548,361
Star Block Co Ltd (Foreign Registered)	940	—	—	—	—

Totals	$33,586,725	$244,221	$5,859,699	$(2,895)	$39,139,697

*No longer an affiliate as of May 31, 2010

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
9,289,483	USD	7/1/2010	Morgan Stanley	Depreciation of Total Return on HTC Corp.+ (Daily Fed Funds Rate – 0.50%)	Appreciation of Total Return on HTC Corp.	$2,356,345
						$2,356,345
					Premiums to (Pay) Receive	$—

As of May 31, 2010, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Affiliated company.
(c)	Private placement securities are restricted as to resale.
(d)	The Fund is committed to additional capital contributions in the amount of $7,834,879 to this investment.
(e)	The security is currently in full liquidation.
(f)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(g)	Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

HKD - Hong Kong Dollar

PLN - Polish Zloty

USD - United States Dollar

ZAR - South African Rand

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 6.08% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 71.27% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium when the holdings exceed foreign ownership limitations. The Fund valued various third-party investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain equity securities based on values of underlying securities or an underlying index to which the securities are linked, and other equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund deemed certain bankrupt securities to be near worthless.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Argentina	$3,412,597	$—	$—		$3,412,597
Brazil	639,082,994	—	—		639,082,994
Chile	11,488,922	—	—		11,488,922
China	120,260,628	575,437,991	0	*	695,698,619
Czech Republic	—	163,889,080	—		163,889,080
Egypt	—	184,065,231	—		184,065,231
Hungary	—	209,394,802	—		209,394,802
India	33,580,736	368,898,939	2,035,100		404,514,775
Indonesia	—	174,108,181	—		174,108,181
Malaysia	—	71,988,034	—		71,988,034
Mexico	221,172,907	—	—		221,172,907
Morocco	—	12,474,494	—		12,474,494
Peru	6,183,376	—	—		6,183,376
Philippines	—	26,807,543	—		26,807,543
Poland	—	153,580,868	—		153,580,868
Russia	130,770,558	1,213,699,167	2,288,099		1,346,757,824
South Africa	—	181,380,809	—		181,380,809
South Korea	3,363,758	1,588,590,429	0	*	1,591,954,187
Sri Lanka	—	161,180	—		161,180
Taiwan	—	634,156,226	21,514,513		655,670,739
Thailand	—	89,620,579	480,031,035		569,651,614
Turkey	—	774,570,201	0	*	774,570,201
TOTAL COMMON STOCKS	1,169,316,476	6,422,823,754	505,868,747		8,098,008,977
Preferred Stocks
Brazil	601,303,999	—	—		601,303,999
Chile	1,371,794	—	—		1,371,794
Russia	—	90,429,953	—		90,429,953
South Korea	—	141,954,834	—		141,954,834
TOTAL PREFERRED STOCKS	602,675,793	232,384,787	—		835,060,580
Investment Funds
China	—	—	11,333,763		11,333,763
India	—	—	11,901,387		11,901,387
Poland	—	—	387,879		387,879
Russia	—	—	10,128,286		10,128,286
Ukraine	—	—	4,000		4,000
TOTAL INVESTMENT FUNDS	—	—	33,755,315		33,755,315
Debt Obligations
Poland	—	—	23,540,935		23,540,935
United States	—	7,697,311	—		7,697,311
TOTAL DEBT OBLIGATIONS	—	7,697,311	23,540,935		31,238,246
Rights and Warrants
Brazil	—	24,634	—		24,634
China	—	137,550	—		137,550
Malaysia	—	680,128	—		680,128
TOTAL RIGHTS AND WARRANTS	—	842,312	—		842,312
Mutual Funds
United States	38,504,398	4,355	—		38,508,753
TOTAL MUTUAL FUNDS	38,504,398	4,355	—		38,508,753
Convertible Securities
India	—	7,200,000	—		7,200,000
TOTAL CONVERTIBLE SECURITIES	—	7,200,000	—		7,200,000
Short-Term Investments	103,154,561	—	—		103,154,561
Total Investments	1,913,651,228	6,670,952,519	563,164,997		9,147,768,744
Derivatives
Swap Agreements
Equity contract risk	—	2,356,345	—		2,356,345
Total Derivatives	—	2,356,345	—		2,356,345
Total	$1,913,651,228	$6,673,308,864	$563,164,997		$9,150,125,089

*Represents the investments in securities that have no value at May 31, 2010

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 6.08% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*		Transfers out of Level 3*		Balances as of May 31, 2010
Common Stocks
China	$8,189	$—	$—	$—	$(8,189)	$—		$—		$—
India	—	1,890,289	—	—	144,811	—		—		2,035,100
Russia	—	—	—	—	(39,086)	2,327,185	**	—		2,288,099
Taiwan	—	(10,205,207)	—	53,722	(3,014,312)	34,680,310	**	—		21,514,513
Thailand	493,561,819	61,418,385	—	2,773,619	11,897,792	—		(89,620,580	)**	480,031,035
Turkey	273	—	—	—	(273)	—		—		—
Total Common Stocks	493,570,281	53,103,467	—	2,827,341	8,980,743	37,007,495		(89,620,580)		505,868,747
Private Equity Securities
Russia	2,610	—	—	(1,673,054)	1,670,444	—		—		—
Total Private Equity Securities	2,610	—	—	(1,673,054)	1,670,444	—		—		—
Investment Funds
China	11,891,906	—	—	1,901,894	(2,460,037)	—		—		11,333,763
India	10,728,924	(94,191)	—	31,742	1,234,912	—		—		11,901,387
Poland	393,802	—	—	—	(5,923)	—		—		387,879
Russia	9,266,776	—	—	—	861,510	—		—		10,128,286
Ukraine	4,000	—	—	—	—	—		—		4,000
Total Investment Funds	32,285,408	(94,191)	—	1,933,636	(369,538)	—		—		33,755,315
Debt Obligations
Poland	26,303,383	—	—	—	(2,762,448)	—		—		23,540,935
Total	$552,161,682	$53,009,276	$—	$3,087,923	$7,519,201	$37,007,495		$(89,620,580)		$563,164,997

*The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

**Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund needs to maintain a license to invest in many foreign markets (e.g., Brazil, India, Russia, South Korea, and Taiwan). Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging markets, which tend to be more volatile than developed markets.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies in emerging markets and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Smaller Company Risk — The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions), Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds (including ETFs) in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used total return swap agreements to replace direct investment in a security. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$842,312	$—	$842,312
Unrealized appreciation on swap agreements	—	—	—	2,356,345	—	2,356,345
Total	$—	$—	$—	$3,198,657	$—	$3,198,657

The volume of derivative activity, based on absolute values (rights and warrants), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Swap Agreements	Rights/ Warrants
Average amount outstanding	$428,000	$1,666,601

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 100.1%

	Japan — 100.1%
447	Accordia Golf Co Ltd	439,635
2,286	Advance Residence Investment Corp (REIT) *	3,072,810
496,500	Aeon Co Ltd	5,121,126
149,900	Aeon Credit Service Co Ltd	1,451,173
356,900	Aiful Corp *	462,282
84,000	Alfresa Holdings Corp	3,905,242
31,800	Alpen Co Ltd	502,361
15,400	AOKI Holdings Inc	221,307
45,500	Aoyama Trading Co Ltd	770,802
19,800	Arcs Co Ltd	240,347
709,700	Asahi Glass Co Ltd	7,447,048
27,800	Asatsu—DK Inc	636,211
8,400	Autobacs Seven Co Ltd	293,167
5,800	Bank of Okinawa Ltd (The)	201,786
39,000	Bank of Saga Ltd (The)	107,285
20,900	Bank of the Ryukyus Ltd	243,165
603,000	Bank of Yokohama Ltd (The)	2,875,436
131,650	Belluna Co Ltd	602,191
237,000	Best Denki Co Ltd *	602,799
2,483	BIC Camera Inc	917,833
49,500	Cawachi Ltd	973,854
274,100	Cedyna Financial Corp *	430,879
169,000	Central Glass Co Ltd	673,096
120	Central Japan Railway Co	951,715
158,000	Century Tokyo Leasing Corp	1,975,216
26,900	Chiba Kogyo Bank Ltd (The) *	190,899
28,500	Chiyoda Integre Co Ltd	373,342
420,000	Chuo Mitsui Trust Holdings Inc	1,472,814
41,100	Circle K Sunkus Co Ltd	528,678
16,700	Coca—Cola Central Japan Co Ltd	196,940
31,100	Cocokara fine Holdings Inc	561,496
260,885	Credit Saison Co Ltd	2,957,490
176,100	CSK Holdings Corp *	895,155
24,300	Daidoh Ltd	182,475
364,400	Daiei Inc *	1,588,952
69,700	Daiichikosho Co Ltd	854,033
34,000	Daiken Corp	79,513
767,000	Daikyo Inc *	1,490,881
74,800	Daimei Telecom Engineering Corp	503,518
147,000	Daio Paper Corp	1,072,903
129,500	Daito Trust Construction Co Ltd	6,507,394
132,000	Dai Nippon Printing Co Ltd	1,594,638
340	DA Office Investment Corp (REIT)	814,385
113,900	DCM Japan Holdings Co Ltd	643,333
23,700	Dena Co Ltd	706,117
71,400	Don Quijote Co Ltd	1,842,878
22,000	Doshisha Co Ltd	481,640
55,600	DTS Corp	637,669
250,200	Edion Corp	2,138,210
88,700	Electric Power Development Co Ltd	2,623,403
20,700	Fast Retailing Co Ltd	2,919,165
69	Frontier Real Estate Investment Corp (REIT)	498,124
507,754	Fuji Fire & Marine Insurance Co Ltd (The) *	720,311
1,040,000	Fuji Electric Holdings Co Ltd	2,837,435
9,500	Fuji Soft Inc	167,713

166,000	Fukuoka Financial Group Inc	686,209
40	Fukuoka REIT Co	234,986
79,600	Fuyo General Lease Co Ltd	2,049,686
1,045	Geo Corp	1,181,224
147	Global One Real Estate Investment Co Ltd (REIT)	967,586
18,060	Goldcrest Co Ltd	390,141
26,500	Gulliver International Co Ltd	795,372
28,300	H.I.S. Co Ltd	514,238
52	Hankyu Reit Inc (REIT)	217,134
1,530,500	Haseko Corp *	1,482,633
35,400	Heiwado Co Ltd	436,853
62,000	Higashi—Nippon Bank Ltd (The)	111,189
64,300	Hikari Tsushin Inc	1,151,854
190,000	Hitachi Cable Ltd	512,775
95,800	Hitachi Capital Corp	1,356,394
13,800	Hogy Medical Co Ltd	685,194
71,000	Hokuetsu Bank Ltd (The)	111,074
77,320	Honeys Co Ltd	882,067
37,400	IBJ Leasing Co Ltd	650,971
79,000	Isetan Mitsukoshi Holdings Ltd	807,889
41,200	IT Holdings Corp	487,488
19,100	Itochu Techno-Solutions Corp	682,560
20,100	Itoki Corp	59,758
98,400	Ito En Ltd	1,380,686
129,675	Izumiya Co Ltd	572,013
121,100	Izumi Co Ltd	1,589,004
321,000	JACCS Co Ltd	610,370
499	Japan Prime Realty Investment Corp (REIT)	1,122,493
78	Japan Real Estate Investment Corp (REIT)	637,891
176	Japan Excellent Inc (REIT)	874,975
4,052	Japan Retail Fund Investment Corp (REIT)	4,850,939
104,489	Joshin Denki Co Ltd	1,025,864
65,400	JS Group Corp	1,254,451
391	Jupiter Telecommunications Co Ltd	374,180
122,000	J—Oil Mills Inc	355,036
146,000	J Front Retailing Co Ltd	748,376
123,840	K’s Holdings Corp	2,876,919
1,131,000	Kajima Corp	2,649,497
131,900	Kao Corp	2,809,585
56,600	Kasumi Co Ltd	281,511
30,100	Kato Sangyo Co Ltd	436,988
2,790	KDDI Corp	12,740,003
69,300	Keiyo Co Ltd	336,499
256	Kenedix Realty Investment Corp (REIT)	735,941
84,800	Kohnan Shoji Co Ltd	949,580
139,400	Kojima Co Ltd	981,162
182,000	Krosaki Harima Corp	691,849
18,000	Kura Corp	284,510
321,000	Kurabo Industries Ltd	505,220
75,000	Kyodo Printing Co Ltd	180,283
27,000	Kyoritsu Maintenance Co Ltd	386,719
61,000	Kyudenko Corp	321,530
30,300	Lawson Inc	1,276,784
567,200	Leopalace21 Corp *	2,257,610
247,000	Maeda Corp	681,891
28,000	Maeda Road Construction Co Ltd	212,458
161,300	Marudai Food Co Ltd	455,377
53,074	Maruetsu Inc (The)	202,940
867,000	Maruha Nichiro Holdings Inc	1,291,264
120,100	Marui Group Co Ltd	842,392

22,000	Maruzen Showa Unyu Co Ltd	69,572
33,800	Matsuda Sangyo Co Ltd	525,931
16,500	Matsumotokiyoshi Holdings Co Ltd	331,133
282,100	Medipal Holdings Corp	3,238,937
53,000	Mercian Corp	98,253
467	MID REIT Inc (REIT)	995,358
18,200	Mikuni Coca—Cola Bottling Co Ltd	140,201
16,500	Miraca Holdings Inc	483,432
803,000	Mitsubishi Electric Corp	6,528,686
562,392	Mitsubishi Paper Mills Ltd *	651,040
2,738,900	Mitsubishi UFJ Financial Group Inc	13,263,605
112,180	Mitsubishi UFJ Lease & Finance Co Ltd	4,192,736
25,000	Mitsui Home Co Ltd	130,541
9,688,100	Mizuho Financial Group Inc	17,439,237
169	Mori Hills REIT Investment Corp (REIT)	336,391
336,000	Morinaga Milk Industry Co Ltd	1,272,886
13,900	NEC Fielding Ltd	169,092
31,700	NEC Networks & System Integration Corp	386,387
384,000	Nichias Corp	1,567,197
19,200	Nichiha Corp	180,440
253,200	Nichirei Corp	964,600
21,800	Nihon Kohden Corp	429,124
173,000	Nihon Yamamura Glass Co Ltd	448,014
91,000	Nippon Corp	682,903
76	Nippon Building Fund Inc (REIT)	612,455
894	Nippon Commercial Investment Corp (REIT)	860,195
61,000	Nippon Densetsu Kogyo Co Ltd	533,412
663,000	Nippon Express Co Ltd	2,910,120
73,000	Nippon Flour Mills Co Ltd	340,146
62,000	Nippon Konpo Unyu Soko Co Ltd	673,052
85,400	Nippon Paper Group Inc	2,402,877
360,400	Nippon Suisan Kaisha Ltd	1,056,541
434,800	Nippon Telegraph & Telephone Corp	17,831,585
83,300	Nishimatsuya Chain Co Ltd	823,430
1,260,984	Nishimatsu Construction Co Ltd	1,561,834
56,800	Nissen Holdings Co Ltd	206,123
120,000	Nissin Corp	259,942
13,200	Nitori Co Ltd	1,048,334
18,700	Nitto Kogyo Corp	181,371
236,000	NKSJ Holdings Inc *	1,445,958
133	Nomura Real Estate Office Fund (REIT)	698,234
13,166	NTT Docomo Inc	19,689,224
505,000	Obayashi Corp	1,971,827
86,000	OJI Paper Co Ltd	404,407
34,000	Okamura Corp	200,088
117	Okinawa Cellular Telephone Co	217,944
12,700	Okinawa Electric Power Co	657,841
22,000	Okuwa Co Ltd	211,821
50,000	Onward Holdings Co Ltd	366,122
1,204,558	Orient Corp *	960,745
206,430	ORIX Corp	15,733,261
201	ORIX JREIT Inc (REIT)	878,031
951,132	Osaka Gas Co Ltd	3,225,678
1,239	Pacific Golf Group International Holdings KK	854,231
30,400	Parco Co Ltd	239,407
36,300	Park24 Co Ltd	369,688
329	Pasona Group Inc	211,044
1,058,000	Penta Ocean Construction Co Ltd	1,555,586
126	PILOT Corp	176,909
18,830	Point Inc	1,070,738

285	Premier Investment Corp (REIT)	1,154,973
70,000	Rengo Co Ltd	407,624
495,000	Resona Holdings Inc	6,212,186
66,200	Ricoh Leasing Co Ltd	1,454,452
32,700	Right On Co Ltd	245,369
225,900	Round One Corp	1,534,019
7,300	Ryohin Keikaku Co Ltd	297,596
23,800	Ryoshoku Ltd	521,671
20,900	Saint Marc Holdings Co Ltd	759,453
20,300	Sanei—International Co Ltd	252,938
54,000	Sanki Engineering	400,469
680,000	Sankyo—Tateyama Holdings Inc *	830,165
515,418	Sankyu Inc	2,164,322
285,159	Sanwa Shutter Corp	865,295
132,000	Sanyo Shokai Ltd	442,335
6,400	San—A Co Ltd	234,155
235,300	Sapporo Hokuyo Holdings Inc	862,530
154,000	Secom Co Ltd	6,623,807
199,000	Seiko Holdings Corp *	508,399
152,000	Seino Holdings Co Ltd	1,049,879
60,700	Seiren Co Ltd	327,780
220,000	Sekisui House Ltd	1,983,823
76,516	Senko Co Ltd	310,329
19,900	Senshukai Co Ltd	104,728
841,000	Seven & I Holdings Co Ltd	19,311,370
4,000	Shimamura Co Ltd	361,990
205,000	Shimizu Corp	700,098
384	SHIP HEALTHCARE HOLDINGS Inc	275,168
58,500	Shizuoka Gas Co Ltd	351,246
76,700	Shoei Co Ltd	547,367
35,000	Showa Sangyo Co Ltd	102,002
428,300	Sumitomo Electric Industries Ltd	5,054,097
162,000	Sumitomo Forestry Co Ltd	1,272,625
1,761,311	Sumitomo Trust & Banking Co Ltd	9,398,648
23,600	Sundrug Co Ltd	547,578
66,500	Suzuken Co Ltd	2,331,567
716,000	SWCC Showa Holdings Co Ltd *	676,353
1,507,000	Taiheiyo Cement Co Ltd *	1,988,627
320,400	Taihei Kogyo Co Ltd	1,094,271
1,913,836	Taisei Corp	3,650,697
54,000	Takashimaya Co Ltd	470,434
259,710	Takefuji Corp	781,218
11,300	Terumo Corp	527,716
553,098	TOA Corp	572,682
98,000	Toho Gas Co Ltd	484,844
47,300	Toho Holdings Co Ltd	722,493
209,000	Tokai Tokyo Financial Holdings	737,774
35,170	Token Corp	918,066
644,000	Tokyo Gas Co Ltd	2,810,233
190,000	Tokyo Tatemono Co Ltd	697,053
28,700	Tokyo Tomin Bank Ltd (The)	319,664
57,760	Tokyu Construction Co Ltd	144,707
255,000	Tokyu Land Corp	929,156
165,000	Toppan Printing Co Ltd	1,371,840
160	Top REIT Inc (REIT)	741,635
1,000,000	Toyo Construction Co Ltd	500,733
86,000	Toyo Securities Co Ltd	142,790
17,000	Tsuruha Holdings Inc	561,761
684	T—Gaia Corp	940,476
178,000	Uchida Yoko Co Ltd	466,818

46,400	United Arrows Ltd	537,694
162	United Urban Investment Corp (REIT)	943,524
882,000	Unitika Ltd *	731,712
326,100	UNY Co Ltd	2,472,201
43,010	USS Co Ltd	2,806,428
62,600	Valor Co Ltd	474,878
32,300	Xebio Co Ltd	598,875
14,300	Yachiyo Bank Ltd (The)	290,443
4,907	Yahoo Japan Corp	1,711,563
76,590	Yamada Denki Co Ltd	5,335,219
77,000	Yamato Holdings Co Ltd	1,035,199
27,000	Yokohama Reito Co Ltd	187,841
23,000	Yonekyu Corp	204,469
17,000	Yurtec Corp	64,886
41,000	Yusen Air & Sea Service Co Ltd	588,688
53,600	Zensho Co Ltd	479,582
	Total Japan	386,923,528

	TOTAL COMMON STOCKS (COST $383,558,746)	386,923,528

Par Value		Description	Value ($)

		Short-Term Investments — 2.7%
USD	5,000,000	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	5,000,000
JPY	43,973,882	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	483,708
USD	186,347	ING Bank (Amsterdam) Time Deposit, 0.04%, due 06/01/10	186,347
USD	5,000,000	Skandinaviska Enskilda Banken (Stockholm) Time Deposit, 0.04%, due 06/01/10	5,000,000

		TOTAL SHORT-TERM INVESTMENTS (COST $10,670,055)	10,670,055

		TOTAL INVESTMENTS — 102.8% (Cost $394,228,801)	397,593,583

		Other Assets and Liabilities (net) — (2.8%)	(10,988,981)

		TOTAL NET ASSETS — 100.0%	$386,604,602

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$403,417,543	$18,722,013	$(24,545,973)	$(5,823,960)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/04/10	JPY	1,917,652,000	$21,094,458	$143,198
6/04/10	JPY	8,529,908,071	93,830,262	125,875
6/04/10	JPY	8,165,619,806	89,823,037	28,043
6/04/10	JPY	6,416,143,195	70,578,533	(1,442)
7/09/10	JPY	181,702,000	1,999,859	(142)
6/04/10	JPY	7,591,480,528	83,507,419	(195,988)
			$360,833,568	$99,544
Sales #
6/04/10	JPY	9,186,600,000	$101,053,972	$(3,275,002)
6/04/10	JPY	8,529,908,071	93,830,262	(3,076,521)
7/09/10	JPY	5,789,708,071	63,722,985	(8,098)
7/09/10	JPY	4,231,089,806	46,568,440	53,598
6/04/10	JPY	8,165,619,806	89,823,037	(2,980,609)
7/09/10	JPY	7,591,480,528	83,553,747	186,593
6/04/10	JPY	6,416,143,195	70,578,533	(2,297,865)
6/04/10	JPY	7,591,480,528	83,507,419	(2,782,198)
			$632,638,395	$(14,180,102)

†         Fund buys foreign currency; sells USD.

#         Fund sells foreign currency; buys USD.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*         Non-income producing security.

Currency Abbreviations:

JPY - Japanese Yen

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 98.91% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Japan	$4,518,768	$382,404,760	$—	$386,923,528
TOTAL COMMON STOCKS	4,518,768	382,404,760	—	386,923,528
Short-Term Investments	10,670,055	—	—	10,670,055
Total Investments	15,188,823	382,404,760	—	397,593,583
Forward Currency Contracts
Foreign Exchange Risk	—	537,307	—	537,307
Total	$15,188,823	$382,942,067	$—	$398,130,890

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Currency Contracts
Foreign Exchange Risk	$—	$(14,617,865)	$—	$(14,617,865)
Total	$—	$(14,617,865)	$—	$(14,617,865)

The Fund held no direct investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010
Common Stocks
Japan	$2,146,388	$(1,956,344)	$—	$—	$(190,044)	$—	$—	$—
Total	$2,146,388	$(1,956,344)	$—	$—	$(190,044)	$—	$—	$—

*The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Management Risk — This is the risk that the Manager’s strategies and techniques will fail to produce the desired results.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Focused Investment Risk — Focusing investments in countries, regions, sectors, or a limited number of companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because it may invest a significant portion of its assets in a particular geographic region or foreign country or in the securities of a limited number of issuers. A decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

Other principal risks of an investment in the Fund include Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security.  The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes, and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$537,307	$—	$—	$—	$537,307
Total	$—	$537,307	$—	$—	$—	$537,307

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(14,617,865)	$—	$—	$—	$(14,617,865)
Total	$—	$(14,617,865)	$—	$—	$—	$(14,617,865)

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts
Average amount outstanding	$703,261,054	$4,191,945

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Australia — 2.7%
472,622	Amcor Ltd	2,455,540
558,700	AMP Ltd	2,655,163
824,213	Aristocrat Leisure Ltd	2,798,349
1,938,454	Asciano Group *	2,600,575
296,720	Australia and New Zealand Banking Group Ltd	5,615,599
1,168,720	BlueScope Steel Ltd *	2,257,206
788,949	Brambles Ltd	4,344,633
534,877	Crown Ltd	3,467,707
4,056,288	Dexus Property Group (REIT)	2,648,267
2,008,900	Fairfax Media Ltd	2,526,702
603,910	Foster’s Group Ltd	2,804,516
85,360	Macquarie Group Ltd	3,147,534
1,971,505	Myer Holdings Ltd	5,328,737
263,057	National Australia Bank Ltd	5,480,292
925,060	Qantas Airways Ltd *	1,905,552
119,712	QBE Insurance Group Ltd	1,974,296
81,225	Rio Tinto Ltd	4,629,843
301,920	Santos Ltd	3,153,865
533,548	Stockland (REIT)	1,732,352
1,138,142	Telstra Corp Ltd	2,836,533
633,597	Ten Network Holdings Ltd *	941,143
302,946	Westfield Group (REIT)	3,257,473
169,067	Westpac Banking Corp	3,318,327
	Total Australia	71,880,204

	Austria — 0.4%
87,434	OMV AG	2,865,215
159,780	Telekom Austria AG *	2,013,134
353,190	Wienerberger AG *	5,285,614
	Total Austria	10,163,963

	Belgium — 0.6%
1,765,600	Ageas	4,470,253
100,260	Anheuser-Busch InBev NV	4,772,823
146,360	Belgacom SA	4,505,674
36,991	Delhaize Group	2,950,353
	Total Belgium	16,699,103

	Brazil — 1.1%
663,000	Hypermarcas SA *	9,022,720
870,300	Julio Simoes Logistica SA *	3,549,797
282,800	Localiza Rent A Car SA	2,950,753
366,800	Multiplus SA *	3,819,128
161,200	Sul America SA	4,029,445
85,000	Totvs SA	6,043,820
	Total Brazil	29,415,663

	Canada — 0.0%
220,100	KAP Resources Ltd * (a) (b)	—

	Chile — 0.2%
224,000	Lan Airlines SA Sponsored ADR	4,166,400

	Finland — 3.2%
173,120	Elisa Oyj *	2,907,141
308,333	Fortum Oyj	6,917,302
198,910	KCI Konecranes Oyj	5,246,649
133,210	Kone Oyj Class B	5,185,459
140,450	Metso Oyj	4,378,270
385,145	Nokian Renkaat Oyj	8,893,135
1,104,366	Nokia Oyj	11,094,032
367,985	Orion Oyj Class B	6,460,317
364,860	Outokumpu Oyj	5,819,293
820,420	Sampo Oyj Class A	17,273,059
776,165	UPM—Kymmene Oyj	9,882,276
	Total Finland	84,056,933

	France — 11.3%
68,950	Accor SA *	3,238,819
141,936	Air France—KLM *	1,696,271
1,933,051	Alcatel-Lucent *	4,893,832
262,990	ArcelorMittal	7,938,183
574,761	AXA	9,350,779
365,116	BNP Paribas	20,687,502
211,993	Bouygues SA	8,866,991
168,283	Cap Gemini SA	7,626,283
298,300	Carrefour SA	12,226,811
124,470	Compagnie de Saint-Gobain	4,724,422
87,200	Compagnie Generale des Etablissements Michelin-Class B	5,750,232
320,050	Credit Agricole SA	3,440,410
192,199	Danone SA	9,799,890
267,689	Electricite de France	11,719,516
114,484	Essilor International SA	6,462,329
247,460	European Aeronautic Defense and Space Co NV	4,833,142
812,515	France Telecom SA	15,358,793
200,847	GDF Suez	6,213,046
118,585	GDF Suez VVPR Strip *	145
87,277	L’Oreal SA	8,057,388
45,185	Lafarge SA	2,576,832
82,084	LVMH Moet Hennessy Louis Vuitton SA	8,579,474
108,313	Pernod-Ricard SA	8,056,241
126,543	Publicis Groupe SA	5,194,765
195,938	Renault SA *	6,944,490
433,408	Sanofi-Aventis	25,943,960
120,914	Schneider Electric SA	11,912,445
100,427	Societe BIC SA	7,018,961
150,429	Societe Generale *	6,436,744
93,074	Sodexo	5,219,512
100,942	Technip SA	6,525,641
844,537	Total SA	39,124,418
663,679	Vivendi SA	14,273,984
	Total France	300,692,251

	Germany — 8.7%
229,189	Allianz SE (Registered)	22,896,619
50,971	Axel Springer AG	5,134,253
158,549	BASF AG	8,343,221
72,481	Bayerische Motoren Werke AG	3,343,579
292,718	Bayer AG	16,379,674
58,372	Beiersdorf AG	3,158,435
215,660	Continental AG *	10,084,095
611,341	Daimler AG (Registered) *	30,250,283

298,430	Deutsche Lufthansa AG (Registered) *	3,967,834
174,912	Deutsche Bank AG (Registered)	10,408,135
61,890	Deutsche Boerse AG	3,786,816
687,864	Deutsche Telekom AG (Registered)	7,709,134
705,975	E.ON AG	21,392,117
50,074	Fraport AG *	2,297,757
88,490	Gerresheimer AG *	2,729,062
47,810	HeidelbergCement AG	2,532,478
188,920	Heidelberger Druckmaschinen AG *	1,654,910
142,880	K+S AG	6,497,072
83,501	MAN SE	7,110,809
118,560	Merck KGaA	8,619,998
56,592	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7,175,698
136,599	RWE AG	9,831,402
359,964	SAP AG *	15,233,979
197,473	Siemens AG (Registered)	17,766,677
53,910	ThyssenKrupp AG	1,460,934
	Total Germany	229,764,971

	Greece — 0.4%
5,127,316	Alapis Holding Industrial and Commercial SA	1,996,284
439,264	National Bank of Greece SA *	5,314,239
206,402	OPAP SA	3,123,221
	Total Greece	10,433,744

	Hong Kong — 1.1%
594,500	Cheung Kong Holdings Ltd	6,714,561
1,481,500	CLP Holdings Ltd	10,420,035
2,323,622	Great Eagle Holdings Ltd	5,605,401
1,048,000	Hutchison Whampoa Ltd	6,547,829
	Total Hong Kong	29,287,826

	Hungary — 0.2%
2,169,900	Magyar Telekom Nyrt	6,525,397

	India — 0.4%
187,846	ICICI Bank Ltd	3,458,704
32,400	ICICI Bank Ltd Sponsored ADR	1,191,996
1,010,400	Indiabulls Real Estate Ltd *	3,368,328
49,700	Infosys Technologies Ltd Sponsored ADR	2,859,241
	Total India	10,878,269

	Ireland — 0.4%
188,900	Bank of Ireland *	170,379
781,339	C&C Group Plc	3,068,815
277,341	CRH Plc	6,124,347
14,019	DCC Plc	320,771
994,600	Greencore Group Plc	1,548,616
	Total Ireland	11,232,928

	Italy — 6.7%
540,835	Assicurazioni Generali SPA	9,774,834
122,638	Atlantia SPA	2,263,760
834,353	Autogrill SPA *	9,181,926
4,577,309	Banca Monte dei Paschi di Siena SPA *	5,005,197
281,833	Banca Popolare di Milano Scarl	1,180,676
255,747	Buzzi Unicem SPA	2,813,575
3,877,967	Enel SPA	17,699,690

2,108,436	ENI SPA	39,508,109
484,370	Fiat SPA	5,149,255
260,943	Finmeccanica SPA	2,707,864
387,730	Fondiaria—Sai SPA	3,806,642
101,553	Fondiaria—Sai SPA-Di RISP	691,326
3,860,843	Intesa San Paolo	10,056,426
2,163,604	Intesa Sanpaolo SPA-Di RISP	4,382,201
540,527	Italcementi SPA-Di RISP	2,495,211
249,456	Lottomatica SPA	3,694,487
806,287	Mediaset SPA	4,994,132
407,290	Mediobanca SPA *	3,058,768
1,776,451	Pirelli & C SPA	915,701
311,151	Prysmian SPA	4,699,190
648,566	Snam Rete Gas SPA	2,611,630
460,689	Telecom Italia SPA	547,467
10,140,628	Telecom Italia SPA-Di RISP	9,427,666
12,569,053	UniCredit SPA	26,075,096
668,744	Unione di Banche Italiane ScpA	5,962,830
	Total Italy	178,703,659

	Japan — 20.5%
509,800	Aisin Seiki Co Ltd	14,199,054
1,339,000	Asahi Glass Co Ltd	14,050,440
1,298,000	Asahi Kasei Corp	6,684,890
377,800	Bridgestone Corp	6,081,642
443,200	Canon Inc	18,115,689
288,400	Denso Corp	7,707,055
264,300	East Japan Railway Co	16,787,661
1,401,000	Ebara Corp *	6,095,589
122,100	Electric Power Development Co Ltd	3,611,246
90,300	Fanuc Ltd	9,480,801
558,400	FujiFilm Holdings Corp	16,446,875
1,817,000	Fujitsu Ltd	11,566,570
6,661,000	Hitachi Ltd *	26,908,409
1,398,500	Honda Motor Co Ltd	42,506,188
206,600	Hoya Corp	4,907,590
1,088,800	Itochu Corp	8,967,584
395,000	JFE Holdings Inc	13,006,287
445,300	JSR Corp	8,026,102
343,100	Kansai Electric Power Co Inc (The)	7,845,458
224,800	Kao Corp	4,788,436
760,000	Kirin Holdings Co Ltd	10,172,635
275,900	Lawson Inc	11,625,897
1,010,000	Mazda Motor Corp	2,587,373
1,015,000	Minebea Co Ltd	5,710,724
179,300	Miraca Holdings Inc	5,253,289
518,700	Mitsubishi Corp	11,680,886
2,105,000	Mitsubishi Electric Corp	17,114,427
3,161,400	Mitsubishi UFJ Financial Group Inc	15,309,636
1,044,200	Mitsui & Co Ltd	14,968,251
179,200	Nidec Corp	16,294,171
27,200	Nintendo Co Ltd	7,908,664
3,164,000	Nippon Steel Corp	10,926,919
390,000	Nissan Chemical Industries Ltd	4,551,229
3,133,700	Nissan Motor Co Ltd *	22,542,996
192,700	Nomura Research Institute Ltd	4,336,099
16,330	NTT Docomo Inc	24,420,859
125,180	ORIX Corp	9,540,714
379	ORIX JREIT Inc (REIT)	1,655,591

131,200	Rohm Co Ltd	8,313,186
977,000	Sekisui Chemical Co Ltd	5,997,136
74,000	Shimamura Co Ltd	6,696,824
601,600	Shionogi & Co Ltd	10,627,022
382,700	Stanley Electric Co Ltd	7,049,002
764,800	Sumitomo Electric Industries Ltd	9,024,920
380,400	Sumitomo Mitsui Financial Group Inc	11,306,317
432,000	Sumitomo Realty & Development Co Ltd	7,674,708
103,800	TDK Corp	6,028,478
1,620,000	Teijin Ltd	4,505,398
709,300	Tokyo Electric Power Co Inc (The)	17,564,447
224,000	Toyo Suisan Kaisha Ltd	4,891,671
	Total Japan	544,063,035

	Mexico — 0.2%
2,724,400	Grupo Mexico SA Class B	6,467,894

	Netherlands — 3.1%
82,590	Akzo Nobel NV	4,175,356
142,880	ASML Holding NV	4,008,945
227,086	Dockwise Ltd *	5,285,285
64,705	Fugro NV	3,334,240
135,849	Imtech NV	3,569,621
678,573	ING Groep NV *	5,299,508
850,095	Koninklijke Ahold NV	10,661,464
814,692	Koninklijke KPN NV	10,511,520
366,441	Koninklijke Philips Electronics NV	10,864,412
405,260	Reed Elsevier NV	4,225,273
1,010,040	SNS REAAL NV *	4,951,871
510,868	Unilever NV	13,862,790
	Total Netherlands	80,750,285

	New Zealand — 0.1%
66,009	Air New Zealand Ltd	53,195
359,486	Sky Network Television Ltd	1,144,791
207,293	Telecom Corp of New Zealand	262,103
	Total New Zealand	1,460,089

	Norway — 2.5%
572,050	Aker Solutions ASA	8,057,191
773,062	DnB NOR ASA	7,680,436
670,680	Orkla ASA	4,634,462
871,179	ProSafe ASA	3,749,823
1,852,574	Prosafe Production Public Ltd *	3,970,418
809,630	Statoil ASA	16,052,428
1,504,370	Telenor ASA	18,396,445
86,740	Yara International ASA	2,555,054
	Total Norway	65,096,257

	Philippines — 0.1%
29,694,000	Alliance Global Group Inc *	3,568,155

	Poland — 0.1%
652,040	Telekomunikacja Polska SA	3,036,696

	Russia — 0.4%
294,370	Gazprom OAO Sponsored ADR	6,037,958

109,000	Lukoil OAO ADR	5,247,861
	Total Russia	11,285,819

	Singapore — 0.4%
2,895,000	Ascendas Real Estate Investment Trust (REIT)	3,926,982
302,930	DBS Group Holdings Ltd	2,982,187
437,300	Singapore Airlines Ltd	4,421,619
	Total Singapore	11,330,788

	South Korea — 1.5%
24,100	Hyundai Mobis	3,957,646
54,140	KT&G Corp	2,626,338
134,610	LG Display Co Ltd	4,907,335
115,590	Samsung Card Co	4,590,027
18,760	Samsung Electronics Co Ltd	12,141,293
122,680	Shinhan Financial Group Co Ltd	4,319,931
7,930	Shinsegae Co Ltd	3,105,451
51,140	SK Holdings Co Ltd	3,558,313
78,820	Tong Yang Life Insurance Co Ltd	799,273
	Total South Korea	40,005,607

	Spain — 2.4%
3,427,300	Banco Popular Espanol SA	17,222,292
1,928,855	Banco Santander SA	19,408,144
397,300	Enagas	6,449,823
166,561	Red Electrica de Espana	6,534,514
274,268	Repsol YPF SA	5,603,993
424,045	Telefonica SA	8,051,229
	Total Spain	63,269,995

	Switzerland — 3.5%
116,670	Adecco SA	5,620,687
148,490	Credit Suisse Group AG (Registered)	5,731,337
55,348	Energiedienst Holding AG (Registered)	2,525,513
362,757	Nestle SA (Registered)	16,371,163
678,850	Novartis AG (Registered)	30,609,342
40,075	Roche Holding AG (Non Voting)	5,487,268
63,870	Sulzer AG	5,306,787
23,641	Swisscom AG (Registered)	7,533,110
34,150	Syngenta AG (Registered)	7,529,149
31,453	Zurich Financial Services AG	6,390,756
	Total Switzerland	93,105,112

	Taiwan — 1.1%
4,232,000	Asustek Computer Inc (b)	6,447,346
171,223	Chunghwa Telecom Co Ltd	3,263,511
870,000	Hon Hai Precision Industry Co Ltd	3,438,877
491,000	HTC Corp	6,643,088
333,000	Nan Ya Printed Circuit Board Corp	1,398,653
2,565,299	Taiwan Semiconductor Manufacturing Co Ltd	4,703,949
3,608,000	Yuanta Financial Holding Co Ltd	1,908,398
	Total Taiwan	27,803,822

	Turkey — 0.3%
192,500	Koza Altin Isletmeleri AS	4,540,963
449,650	Turkiye Halk Bankasi AS	2,979,614
	Total Turkey	7,520,577

	United Kingdom — 22.8%
137,625	AMEC Plc	1,572,183
365,054	Anglo American Plc *	13,931,831
60,453	Associated British Foods Plc	832,311
606,644	AstraZeneca Plc	25,501,639
1,123,305	Aviva Plc	5,154,084
2,693,177	BAE Systems Plc	12,486,740
4,016,836	Barclays Plc	17,521,963
63,877	Berkeley Group Holdings Plc (Unit Shares) *	737,249
1,138,242	BG Group Plc	17,328,724
521,027	BHP Billiton Plc	14,245,831
6,662,242	BP Plc	47,492,176
746,258	British American Tobacco Plc	21,910,726
122,679	British Sky Broadcasting Group Plc	1,016,528
169,277	Bunzl Plc	1,743,280
128,548	Capita Group Plc	1,440,714
58,540	Carnival Plc	2,200,778
1,514,057	Centrica Plc	5,977,133
594,714	Cobham Plc	1,973,191
666,898	Compass Group Plc	5,133,756
733,096	Diageo Plc	11,185,627
377,897	Experian Plc	3,359,510
1,943,693	GlaxoSmithKline Plc	32,325,981
157,400	Go—Ahead Group Plc	2,906,909
403,701	Group 4 Securicor Plc	1,524,774
184,041	Hiscox Ltd	894,672
422,450	Home Retail Group Plc	1,523,582
5,480,788	HSBC Holdings Plc	49,404,522
57,915	ICAP Plc	322,229
714,997	Imperial Tobacco Group Plc	18,519,745
461,331	Inchcape Plc *	1,920,578
942,621	International Power Plc	3,917,216
75,267	Johnson Matthey Plc	1,659,594
425,816	John Wood Group Plc	2,042,029
518,480	J Sainsbury Plc	2,415,252
112,142	Kazakhmys Plc	1,902,478
471,015	Lamprell Plc	1,436,756
74,480	Lancashire Holdings Ltd	511,102
432,428	Land Securities Group Plc (REIT)	3,734,496
2,900,671	Legal & General Group Plc	3,295,343
15,892,787	Lloyds Banking Group Plc *	12,855,808
52,310	Lonmin Plc *	1,262,006
535,805	Marks & Spencer Group Plc	2,723,106
1,089,300	National Express Group Plc	3,631,131
681,882	National Grid Plc	4,923,615
150,708	Next Plc	4,505,196
203,773	Pearson Plc	2,786,325
38,863	Premier Oil Plc *	652,197
598,227	Prudential Plc	4,663,698
219,670	Reckitt Benckiser Group Plc	10,225,643
289,562	Reed Elsevier Plc	2,005,168
476,235	Rio Tinto Plc	21,855,813
244,515	Rolls—Royce Group Plc *	2,070,416
22,541,850	Rolls—Royce Group Plc C Shares	32,599
2,252,581	Royal Bank of Scotland Group Plc *	1,501,342
1,173,237	Royal Dutch Shell Plc A Shares (London)	30,780,152
1,054,154	Royal Dutch Shell Plc B Shares (London)	26,525,201
802,508	RSA Insurance Group Plc	1,351,919
282,873	SABMiller Plc	7,945,809

177,857	Sage Group Plc (The)	607,686
62,072	Schroders Plc	1,184,620
378,040	Scottish & Southern Energy Plc	5,718,143
176,097	Segro Plc (REIT)	723,291
300,820	Serco Group Plc	2,641,871
170,863	Severn Trent Plc	2,942,802
124,858	Shire Plc	2,540,879
93,077	Smiths Group Plc	1,381,742
283,414	Smith & Nephew Plc	2,552,502
479,650	Standard Chartered Plc	11,284,266
92,714	Tate & Lyle Plc	561,490
2,828,805	Tesco Plc	16,769,942
180,300	Thomas Cook Group Plc	537,339
118,857	Travis Perkins Plc *	1,346,047
498,346	Unilever Plc	13,383,073
18,333,731	Vodafone Group Plc	36,315,592
1,003,642	WM Morrison Supermarkets Plc	3,816,660
207,618	WPP Plc	1,945,065
793,208	Xstrata Plc	11,515,423
	Total United Kingdom	603,068,809

	TOTAL COMMON STOCKS (COST $2,825,561,741)	2,555,734,251

	PREFERRED STOCKS — 0.4%

	Brazil — 0.1%
77,000	Vivo Participacoes SA 1.83%	2,100,868

	Germany — 0.1%
42,847	Volkswagen AG 2.35%	3,690,735

	Italy — 0.1%
68,671	Exor SPA 3.81%	695,827
141,680	Fiat SPA 6.20%	876,690
	Total Italy	1,572,517

	South Korea — 0.1%
59,600	Hyundai Motor Co 2.47%	2,591,058

	TOTAL PREFERRED STOCKS (COST $10,407,903)	9,955,178

	RIGHTS AND WARRANTS — 0.0%

	Ireland — 0.0%
283,350	Bank of Ireland (The) NPR Rights, Expires 06/08/10*	60,850

	Italy — 0.0%
528,734	Mediobanca SPA Warrants, Expires 03/18/11*	30,625
497,700	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11*	13,620
	Total Italy	44,245

	United Kingdom — 0.0%
276,616	National Grid Plc NPR Rights, Expires 06/11/10*	549,038

	TOTAL RIGHTS AND WARRANTS (COST $1,091,871)	654,133

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.6%
AUD	167	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.75%, due 06/01/10	141

NOK	109	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.00%, due 06/01/10	17
EUR	17,181,459	Citibank (New York) Time Deposit, 0.04%, due 06/01/10	21,084,227
USD	84,716	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	84,716
HKD	21,158,862	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	2,717,029
JPY	38,129,840	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	419,424
GBP	573,498	HSBC Bank (London) Time Deposit, 0.08%, due 06/01/10	829,364
USD	17,600,000	Societe Generale (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	17,600,000

		TOTAL SHORT-TERM INVESTMENTS (COST $42,734,918)	42,734,918

		TOTAL INVESTMENTS — 98.4% (Cost $2,879,796,433)	2,609,078,480

		Other Assets and Liabilities (net) — 1.6%	41,334,392

		TOTAL NET ASSETS — 100.0%	$2,650,412,872

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,949,184,530	$175,079,125	$(515,185,175)	$(340,106,050)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
8/11/10	EUR	56,278,000	$69,115,940	$1,913,501
8/11/10	EUR	58,739,000	72,138,335	2,172,389
8/11/10	EUR	54,563,000	67,009,721	560,325
			$208,263,996	$4,646,215

#       Fund sells foreign currency; buys USD.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*       Non-income producing security.

(a)     Bankrupt issuer.

(b)     Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.24% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 94.33% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund deemed certain bankrupt securities to be worthless. The Fund valued certain equity securities based on the value of underlying securities or an underlying index to which the securities are linked.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$71,880,204	$—		$71,880,204
Austria	—	10,163,963	—		10,163,963
Belgium	—	16,699,103	—		16,699,103
Brazil	29,415,663	—	—		29,415,663
Canada	—	—	0	*	0
Chile	4,166,400	—	—		4,166,400
Finland	—	84,056,933	—		84,056,933
France	—	300,692,251	—		300,692,251
Germany	—	229,764,971	—		229,764,971
Greece	—	10,433,744	—		10,433,744
Hong Kong	—	29,287,826	—		29,287,826
Hungary	—	6,525,397	—		6,525,397
India	4,051,237	6,827,032	—		10,878,269
Ireland	170,379	11,062,549	—		11,232,928
Italy	—	178,703,659	—		178,703,659
Japan	—	544,063,035	—		544,063,035
Mexico	6,467,894	—	—		6,467,894
Netherlands	—	80,750,285	—		80,750,285
New Zealand	—	1,460,089	—		1,460,089
Norway	—	65,096,257	—		65,096,257
Philippines	—	3,568,155	—		3,568,155
Poland	—	3,036,696	—		3,036,696
Russia	—	11,285,819	—		11,285,819
Singapore	—	11,330,788	—		11,330,788
South Korea	—	40,005,607	—		40,005,607
Spain	—	63,269,995	—		63,269,995
Switzerland	—	93,105,112	—		93,105,112
Taiwan	3,263,511	18,092,965	6,447,346		27,803,822
Turkey	4,540,963	2,979,614	—		7,520,577
United Kingdom	4,923,615	598,145,194	—		603,068,809
TOTAL COMMON STOCKS	56,999,662	2,492,287,243	6,447,346		2,555,734,251
Preferred Stocks
Brazil	2,100,868	—	—		2,100,868
Germany	—	3,690,735	—		3,690,735
Italy	—	1,572,517	—		1,572,517
South Korea	—	2,591,058	—		2,591,058
TOTAL PREFERRED STOCKS	2,100,868	7,854,310	—		9,955,178
Rights and Warrants
Ireland	—	60,850	—		60,850
Italy	—	44,245	—		44,245
United Kingdom	—	549,038	—		549,038
TOTAL RIGHTS AND WARRANTS	—	654,133	—		654,133
Short-Term Investments	42,734,918	—	—		42,734,918
Total Investments	101,835,448	2,500,795,686	6,447,346		2,609,078,480
Derivatives
Forward Currency Contracts
Foreign exchange risk	—	4,646,215	—		4,646,215
Total Derivatives	—	4,646,215	—		4,646,215
Total	$101,835,448	$2,505,441,901	$6,447,346		$2,613,724,695

*Represents the interest in securities that are defaulted and have no value at May 31, 2010.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.24% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*		Transfers out of Level 3*	Balances as of May 31, 2010
Common Stocks
Canada	$2,092	$—	$—	$—	$(2,092)	$—		$—	$—
Taiwan	—	—	—	—	(1,016,398)	7,463,744	**	—	6,447,346
Thailand	6,963,258	(8,160,155)	—	573,375	623,522	—		—	—
Total	$6,965,350	$(8,160,155)	$—	$573,375	$(394,968)	$7,463,744		$—	$6,447,346

*The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

**Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), and Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security.  The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to hedge against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$654,133	$—	$654,133
Unrealized appreciation on forward currency contracts	—	4,646,215	—	—	—	4,646,215
Total	$—	$4,646,215	$—	$654,133	$—	$5,300,348

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Rights/ Warrants
Average amount outstanding	$52,065,999	$234,281

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.6%

	Australia — 2.5%
141,856	Aquarius Platinum Ltd	778,972
107,203	Aristocrat Leisure Ltd	363,973
262,633	Asciano Group *	352,341
132,693	Australian Vintage Ltd *	25,245
1,567,000	Dexus Property Group (REIT)	1,023,062
522,658	Fairfax Media Ltd	657,375
186,606	Healthscope Ltd	823,875
233,495	Iress Market Technology Ltd	1,675,060
850,000	Pacific Brands Ltd *	729,575
161,500	Stockland (REIT)	524,367
1,531,750	Ten Network Holdings Ltd *	2,275,256
117,399	West Australian Newspapers Holdings Ltd	669,988
	Total Australia	9,899,089

	Austria — 0.4%
14,467	Flughafen Wien AG	730,851
51,311	Wienerberger AG *	767,887
	Total Austria	1,498,738

	Belgium — 1.6%
11,350	Bekaert NV	1,885,115
32,778	CMB Cie Maritime Belge SA	914,350
30,470	Compagnie d’Entreprises CFE	1,417,740
5,088	SA D’Ieteren NV	2,210,630
	Total Belgium	6,427,835

	Brazil — 3.4%
161,600	Aliansce Shopping Centers SA	943,279
410,000	Cia Hering	9,401,130
188,700	Multiplus SA *	1,964,747
148,600	Profarma Distribuidora de Produtos Farmaceuticos SA	1,261,370
	Total Brazil	13,570,526

	Canada — 3.3%
66,100	Corus Entertainment Inc Class B	1,225,400
154,800	Flint Energy Services Ltd *	1,819,532
133,000	Gammon Gold Inc *	979,428
380,900	Gran Tierra Energy, Inc. *	2,005,118
36,700	Intact Financial Corp	1,581,476
90,600	KAP Resources Ltd * (a) (b)	—
56,500	Paladin Labs Inc *	1,242,850
166,500	Precision Drilling Trust *	1,143,857
240,000	Trilogy Energy Corp	1,963,512
83,800	World Color Press Inc *	1,003,086
	Total Canada	12,964,259

	China — 0.8%
4,310,000	361 Degrees International Ltd	2,996,938

	Denmark — 0.7%
2,125,340	Ossur hf *	2,930,690

	Finland — 2.4%
35,260	Atria Group Plc	479,825

86,034	KCI Konecranes Oyj	2,269,319
92,582	Nokian Renkaat Oyj	2,137,751
253,599	Oriola-KD Oyj Class B	1,117,599
60,000	Orion Oyj Class B	1,053,356
105,000	Pohjola Bank Plc	1,037,416
88,344	YIT Oyj	1,573,884
	Total Finland	9,669,150

	France — 3.4%
20,000	Arkema	718,368
80,571	Boursorama *	801,699
33,105	Cap Gemini SA	1,500,259
3,629	Damartex SA	85,290
34,571	Essilor International SA	1,951,445
48,298	Faurecia *	755,864
45,559	Renault SA *	1,614,715
44,669	Societe BIC SA	3,121,969
28,680	Technip SA	1,854,088
12,313	Virbac SA	1,198,990
	Total France	13,602,687

	Germany — 7.7%
4,404	Axel Springer AG	443,610
8,880	Beiersdorf AG	480,485
67,386	Cat Oil AG *	607,088
32,050	Continental AG *	1,498,633
112,400	Deutsche Lufthansa AG (Registered) *	1,494,436
93,333	Deutsche Wohnen AG *	730,379
19,800	Deutsche Boerse AG	1,211,487
95,828	Francotyp-Postalia Holdings AG *	319,742
17,524	Fraport AG *	804,128
61,053	Gagfah SA	415,803
146,601	GEA Group AG	2,923,278
141,161	Gerresheimer AG *	4,353,454
31,000	HeidelbergCement AG	1,642,059
39,289	Heidelberger Druckmaschinen AG *	344,166
42,743	MAN SE	3,639,924
31,199	Nemetschek AG	817,069
188,471	Patrizia Immobilien AG *	679,359
283,889	Praktiker Bau-Und Heimwerkermaerkte Holding AG	2,291,268
133,555	Symrise AG	2,748,593
158,889	Tognum AG	2,877,381
	Total Germany	30,322,342

	Greece — 0.9%
3,354,400	Alapis Holding Industrial and Commercial SA	1,306,012
257,970	Ellaktor SA	1,005,712
89,725	Intralot SA	331,367
64,571	Metka SA	680,496
55,611	Mytilineos Holdings SA *	287,816
	Total Greece	3,611,403

	Hong Kong — 1.5%
450,200	Dah Sing Financial Group *	2,375,246
5,990,000	Xingda International Holdings Ltd	3,412,229
	Total Hong Kong	5,787,475

	Ireland — 0.5%
158,986	C&C Group Plc	624,439
40,329	DCC Plc	922,775
66,900	Smurfit Kappa Group Plc *	511,116
	Total Ireland	2,058,330

	Italy — 7.2%
155,637	Arnoldo Mondadori Editore SPA *	477,954
208,020	Astaldi SPA	1,083,868
400,213	Autogrill SPA *	4,404,282
1,000,000	Banca Monte dei Paschi di Siena SPA *	1,093,480
46,938	Banco Popolare Scarl	255,024
107,256	Benetton Group SPA	756,177
84,754	Brembo SPA	559,628
101,309	Buzzi Unicem SPA	1,114,541
336,726	Credito Emiliano SPA	1,832,129
66,706	ERG SPA	805,043
175,793	Exor SPA	2,791,465
68,132	Finmeccanica SPA	707,021
304,425	Fondiaria–Sai SPA-Di RISP	2,072,385
129,251	Grouppo Editoriale L’Espresso *	282,955
311,788	Italcementi SPA-Di RISP	1,439,293
47,331	Lottomatica SPA	700,980
240,289	Mediaset SPA	1,488,347
238,658	Mediolanum SPA	981,114
1,077,404	Pirelli & C SPA	555,366
160,471	Prysmian SPA	2,423,530
541,710	Saras SPA *	1,085,326
2,000,000	Seat Pagine Gialle SPA *	329,168
133,978	Unione di Banche Italiane ScpA	1,194,610
	Total Italy	28,433,686

	Japan — 21.0%
340,000	Air Water Inc	3,729,321
82,600	Capcom	1,426,268
119,800	Cosmos Pharmaceutical Corp	2,444,539
585,000	Denki Kagaku Kogyo K K	2,674,989
880	EPS Co Ltd	2,046,409
317,000	Fuji Oil Co Ltd	4,196,335
17,900	Funai Electric Co Ltd	697,058
190,000	Hitachi Chemical Co Ltd	3,686,962
271,000	Hitachi Transport System Ltd	3,782,575
100,500	IRISO ELECTRONICS Co Ltd	1,822,052
200,000	Izumi Co Ltd	2,624,284
440,000	Japan Aviation Electronics Industry Ltd	3,008,626
94,440	K’s Holdings Corp	2,193,929
700	Kenedix Realty Investment Corp (REIT)	2,012,339
112,000	Kyorin Co Ltd	1,505,692
80,180	Mitsubishi UFJ Lease & Finance Co Ltd	2,996,734
338,000	Nabtesco Corp	4,433,835
510,000	NHK Spring Co Ltd	4,804,088
255,000	Nihon Kohden Corp	5,019,567
435,000	Nissin Electric Co Ltd	2,089,413
24,400	Obic Co Ltd	4,677,071
700,000	Sumitomo Bakelite Co Ltd	3,665,128
167,300	Sumitomo Rubber Industries	1,484,709
135,000	Takata Corp	3,000,154
186,000	Toei Co Ltd	833,762
138,000	Toyo Suisan Kaisha Ltd	3,013,619

647,000	Tsubakimoto Chain Co	2,799,405
1,300,000	Ube Industries Ltd	3,156,568
132,000	Yamato Kogyo Co Ltd	3,504,421
	Total Japan	83,329,852

	Mexico — 1.8%
1,000,000	Genomma Lab Internacional SA Class B *	3,184,245
285,000	Grupo Continental SAB de CV	727,772
275,600	Industrias CH SAB de CV *	983,144
805,600	Mexichem SAB de CV	2,147,560
	Total Mexico	7,042,721

	Netherlands — 4.8%
99,519	Aalberts Industries NV	1,221,661
84,000	AerCap Holdings NV	1,007,160
67,321	CSM	1,997,453
81,895	Dockwise Ltd *	1,906,055
30,188	Fugro NV	1,555,583
90,992	Imtech NV	2,390,941
65,887	Koninklijke Ten Cate NV	1,488,923
31,350	Nutreco Holding NV	1,689,591
82,877	SBM Offshore NV	1,317,824
400,134	SNS REAAL NV *	1,961,716
171,803	Spyker Cars NV *	597,589
34,831	Unit 4 Agresso NV	771,853
69,047	USG People NV *	953,040
	Total Netherlands	18,859,389

	New Zealand — 0.6%
232,564	Air New Zealand Ltd	187,419
889,740	Fisher & Paykel Appliances Holdings Ltd *	330,658
143,175	Pumpkin Patch Ltd	198,685
844,859	Sky City Entertainment Group Ltd	1,681,195
	Total New Zealand	2,397,957

	Norway — 0.9%
45,000	Kongsberg Gruppen ASA	799,441
45,000	Norwegian Air Shuttle ASA *	812,481
175,100	ProSafe ASA	753,685
475,885	Prosafe Production Public Ltd *	1,019,912
	Total Norway	3,385,519

	Philippines — 0.6%
14,034,000	Alliance Global Group Inc *	1,686,384
14,482,000	Pepsi-Cola Products Philippines Inc	857,404
	Total Philippines	2,543,788

	Singapore — 1.1%
1,710,000	Chemoil Energy Ltd	584,107
3,529,000	First Ship Lease Trust	1,129,159
1,831,000	Mapletree Logistics Trust (REIT)	1,028,557
616,000	MobileOne Ltd	907,315
958,000	Petra Foods Ltd	779,577
	Total Singapore	4,428,715

	South Korea — 4.8%
90,000	Busan Bank	788,511
30,070	Cheil Industries Inc	2,049,586

130,770	Daegu Bank	1,492,357
9,880	Daelim Industrial Co Ltd	460,126
34,380	Daishin Securities Co Ltd	392,917
44,780	Doosan Corp	3,383,744
400,412	Kortek Corp	2,403,224
125,000	LG Telecom Ltd	810,003
15,000	Mando Corp *	1,582,053
10,467	Nong Shim Co Ltd	1,974,232
31,830	S1 Corp	1,493,006
36,940	Tong Yang Life Insurance Co Ltd	374,589
72,020	Youngone Holding Co Ltd	1,890,273
	Total South Korea	19,094,621

	Spain — 1.1%
140,000	Banco Espanol de Credito SA	1,124,263
1,231	Construcciones y Auxiliar de Ferrocarriles SA	512,979
90,000	Enagas	1,461,072
34,643	Grifols SA	390,983
18,014	Red Electrica de Espana	706,725
	Total Spain	4,196,022

	Sweden — 1.0%
86,956	B&B Tools AB	1,197,854
42,276	Elekta AB Class B	1,014,444
58,200	Getinge AB Class B	1,144,584
907,704	Trigon Agri A/S *	698,327
	Total Sweden	4,055,209

	Switzerland — 3.2%
6,556	Banque Cantonale Vaudoise	2,535,449
127,320	Clariant AG (Registered) *	1,481,877
50,809	Kardex AG (Registered) *	1,445,151
10,640	Rieter Holding AG (Registered) *	2,553,298
34,404	Sulzer AG	2,858,536
7,035	Valora Holding AG	1,596,509
	Total Switzerland	12,470,820

	Taiwan — 0.2%
2,808,918	Gold Circuit Electronics Ltd	933,141

	Turkey — 0.1%
23,500	Koza Altin Isletmeleri AS	554,351

	United Kingdom — 18.1%
264,754	Aquarius Platinum Ltd	1,430,140
174,270	Babcock International Group Plc	1,437,327
90,210	Berkeley Group Holdings Plc (Unit Shares)	1,041,177
483,865	Bodycote Plc	1,393,186
153,448	Bovis Homes Group Plc *	849,721
748,425	Brewin Dolphin Holdings Plc	1,379,608
197,260	Catlin Group Ltd	927,411
797,890	Centaur Media Plc	547,553
288,590	Charles Taylor Consulting Plc	917,605
869,110	Chaucer Holdings Plc	538,832
44,400	Chemring Group Plc	2,023,225
190,854	Cobham Plc	633,231
588,280	Collins Stewart Plc	659,485
150,632	Cookson Group Plc *	1,028,391
52,983	De La Rue Plc	678,738

1,427,425	Debenhams Plc *	1,215,628
1,034,390	Dimension Data Holdings Plc	1,513,780
776,980	Diploma Plc	2,504,072
89,162	Enquest Plc *	125,912
282,500	Euromoney Institutional Investor Plc	2,403,858
549,090	Fenner Plc	1,560,739
133,756	Galliford Try Plc	649,630
1,053,000	Game Group Plc	1,393,294
76,226	Go—Ahead Group Plc	1,407,764
144,300	Great Portland Estates Plc (REIT)	637,467
48,162	Homeserve Plc	1,465,118
221,990	IMI Plc	2,087,173
312,507	Inchcape Plc *	1,301,006
861,340	ITE Group Plc	1,765,569
173,816	James Fisher & Sons Plc	1,037,086
90,840	JD Wetherspoon Plc	563,309
286,327	John Wood Group Plc	1,373,100
62,637	Kazakhmys Plc	1,062,631
1,684,930	KCOM Group Plc	1,169,337
82,772	Kier Group Plc	1,262,629
288,590	Ladbrokes Plc	585,669
750,000	Metric Property Investments Plc *	1,068,343
221,990	Micro Focus International Plc	1,516,306
336,559	N Brown Group	1,218,958
465,000	National Express Group Plc	1,550,056
91,620	New Britain Palm Oil Ltd	674,398
33,113	Next Plc	989,865
89,162	Petrofac Ltd	1,441,605
79,920	Premier Oil Plc *	1,341,215
259,886	PZ Cussons Plc	1,081,954
384,832	Restaurant Group Plc	1,186,221
387,500	RM Plc	978,892
487,943	RPS Group Plc	1,342,908
160,662	Savills Plc	716,558
554,980	Senior Plc	952,164
260,065	Serco Group Plc	2,283,951
450,000	Severfield-Rowen Plc	1,505,323
381,465	Stagecoach Group Plc	1,011,697
63,708	Travis Perkins Plc *	721,488
126,035	Ultra Electronics Holdings Plc	2,844,160
138,163	United Business Media Ltd	1,014,436
266,390	William Hill Plc	674,092
761,692	Wilmington Group Plc	1,537,252
250,715	WSP Group Plc	1,233,373
	Total United Kingdom	71,455,616

	TOTAL COMMON STOCKS (COST $375,067,181)	378,520,869

	PREFERRED STOCKS — 0.4%

	Italy — 0.0%
4,783	Exor SPA 3.81%	48,465

	South Korea — 0.4%
35,270	Daelim Industrial Co Ltd 0.73%	555,165
111,670	Daishin Securities Co Ltd 11.60%	848,072
	Total South Korea	1,403,237

	TOTAL PREFERRED STOCKS (COST $1,939,746)	1,451,702

	RIGHTS AND WARRANTS — 0.0%

	Italy — 0.0%
100,428	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11*	2,748

	TOTAL RIGHTS AND WARRANTS (COST $0)	2,748

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 3.7%
USD	2,000,000	BNP Paribas (Grand Cayman) Time Deposit, 0.23%, due 06/01/10	2,000,000
AUD	126	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.75%, due 06/01/10	107
CAD	2,810	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/10	2,670
NZD	17	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.95%, due 06/01/10	12
SGD	90,978	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/10	60,025
EUR	37,632	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/01/10	46,180
EUR	1,539,925	Citibank (New York) Time Deposit, 0.04%, due 06/01/10	1,889,719
USD	2,100,000	Commerzbank (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	2,100,000
USD	43,690	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	43,690
USD	2,100,000	HSBC Bank (Grand Cayman) Time Deposit, 0.18%, due 06/01/10	2,100,000
JPY	3,896,480	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	42,861
GBP	337,980	HSBC Bank (London) Time Deposit, 0.08%, due 06/01/10	488,770
EUR	1,539,925	JPMorgan Chase (New York) Time Deposit, 0.04%, due 06/01/10	1,889,720
USD	2,100,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.10%, due 06/01/10	2,100,000
USD	2,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	2,000,000

		TOTAL SHORT-TERM INVESTMENTS (COST $14,763,754)	14,763,754

		TOTAL INVESTMENTS — 99.7% (Cost $391,770,681)	394,739,073

		Other Assets and Liabilities (net) — 0.3%	1,293,616

		TOTAL NET ASSETS — 100.0%	$396,032,689

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$393,052,550	$41,467,921	$(39,781,398)	$1,686,523

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
8/11/10	EUR	4,279,000	$5,255,110	$103,597
8/11/10	EUR	3,896,000	4,784,742	123,320
8/11/10	EUR	2,023,000	2,484,480	13,440
			$12,524,332	$240,357

#	Fund sells foreign currency; buys USD.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust .
(b)	Bankrupt issuer.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 86.29% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund deemed certain bankrupt securities to be worthless.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$9,899,089	$—		$9,899,089
Austria	—	1,498,738	—		1,498,738
Belgium	—	6,427,835	—		6,427,835
Brazil	13,570,526	—	—		13,570,526
Canada	12,964,259	—	0	*	12,964,259
China	—	2,996,938	—		2,996,938
Denmark	—	2,930,690	—		2,930,690
Finland	—	9,669,150	—		9,669,150
France	—	13,602,687	—		13,602,687
Germany	319,742	30,002,600	—		30,322,342
Greece	—	3,611,403	—		3,611,403
Hong Kong	—	5,787,475	—		5,787,475
Ireland	—	2,058,330	—		2,058,330
Italy	—	28,433,686	—		28,433,686
Japan	—	83,329,852	—		83,329,852
Mexico	7,042,721	—	—		7,042,721
Netherlands	1,007,160	17,852,229	—		18,859,389
New Zealand	—	2,397,957	—		2,397,957
Norway	—	3,385,519	—		3,385,519
Philippines	—	2,543,788	—		2,543,788
Singapore	—	4,428,715	—		4,428,715
South Korea	1,582,053	17,512,568	—		19,094,621
Spain	—	4,196,022	—		4,196,022
Sweden	—	4,055,209	—		4,055,209
Switzerland	—	12,470,820	—		12,470,820
Taiwan	—	933,141	—		933,141
Turkey	554,351	—	—		554,351
United Kingdom	1,194,255	70,261,361	—		71,455,616
TOTAL COMMON STOCKS	38,235,067	340,285,802	—		378,520,869
Preferred Stocks
Italy	—	48,465	—		48,465
South Korea	—	1,403,237	—		1,403,237
TOTAL PREFERRED STOCKS	—	1,451,702	—		1,451,702
Rights and Warrants
Italy	—	2,748	—		2,748
TOTAL RIGHTS AND WARRANTS	—	2,748	—		2,748
Short-Term Investments	14,763,754	—	—		14,763,754
Total Investments	52,998,821	341,740,252	—		394,739,073
Derivatives
Forward Currency Contracts
Foreign Exchange risk	—	240,357	—		240,357
Total Derivatives	—	240,357	—		240,357
Total	$52,998,821	$341,980,609	$—		$394,979,430

* Represents the interest in securities that are defaulted and have no value at May 31, 2010.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.01% of total net assets.

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010

Common Stocks
Canada	$861	$—	$—	$—	$(861)	$—	$—	$—
Thailand	2,337,225	(2,820,580)	—	1,333,477	(850,122)	—	—	—
Total	$2,338,086	$(2,820,580)	$—	$1,333,477	$(850,983)	$—	$—	$—

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies in emerging countries.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to hedge against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants received as a result of corporate actions. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$2,748	$—	$2,748
Unrealized appreciation on forward currency contracts	—	240,357	—	—	—	240,357
Total	$—	$240,357	$—	$2,748	$—	$243,105

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Rights/ Warrants
Average amount outstanding	$3,131,083	$4,103

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 97.1%

	Affiliated Issuers — 97.1%
89,979,832	GMO Alpha Only Fund, Class IV	431,903,195
5,622,316	GMO Asset Allocation Bond Fund, Class VI	148,597,807
25,631,051	GMO Domestic Bond Fund, Class VI	144,559,128
1,544,790	GMO Emerging Country Debt Fund, Class IV	13,455,124
24,910,148	GMO Emerging Markets Fund, Class VI	284,722,994
2,583,047	GMO Flexible Equities Fund, Class VI	47,373,087
1,842,233	GMO Inflation Indexed Plus Bond Fund, Class VI	35,481,414
14,788,572	GMO International Core Equity Fund, Class VI	350,193,389
6,553,996	GMO International Growth Equity Fund, Class IV	119,741,509
6,576,085	GMO International Intrinsic Value Fund, Class IV	118,698,325
4,016,393	GMO International Small Companies Fund, Class III	25,142,621
46,444,332	GMO Quality Fund, Class VI	829,031,334
359,741	GMO Short-Duration Investment Fund, Class III	2,939,087
3,982,236	GMO Special Situations Fund, Class VI	107,600,027
15,878,747	GMO Strategic Fixed Income Fund, Class VI	241,515,736
1,032,718	GMO World Opportunity Overlay Fund	22,657,829
	TOTAL MUTUAL FUNDS (COST $3,078,996,890)	2,923,612,606

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 2.9%

	Asset-Backed Securities — 2.8%

	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.96%, due 10/20/44	5,000

	Airlines — 0.0%
580,470	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.82%, due 05/15/24	243,798

	Auto Financing — 0.4%
900,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.74%, due 02/18/14	901,701
200,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.69%, due 07/15/14	202,188
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.99%, due 08/15/13	816,224
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	738,570
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.15%, due 11/10/14	613,056
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.34%, due 03/15/13	1,125,421
463,996	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.38%, due 02/15/12	463,574
500,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.72%, due 07/15/12	501,190
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	2,156,000
300,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.29%, due 05/20/16	305,145
700,285	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	702,666
657,887	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	656,637
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	1,097,250
500,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 0.99%, due 10/15/12	498,815
1,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	1,099,450
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.49%, due 03/20/14	403,996

362,082	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 11/15/12	360,999
	Total Auto Financing	12,642,882

	Bank Loan Collateralized Debt Obligations — 0.0%
213,825	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.44%, due 06/20/25	212,656

	Business Loans — 0.2%
403,196	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.58%, due 08/16/19	354,813
277,423	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.58%, due 07/25/37	209,455
1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.64%, due 12/25/37	830,000
94,526	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.70%, due 04/25/34	74,676
64,868	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.71%, due 01/25/35	51,246
326,548	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.73%, due 01/25/36	218,787
142,488	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 03/20/17	131,801
87,549	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.63%, due 05/15/32	72,272
134,640	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.58%, due 11/15/33	111,078
1,400,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.35%, due 07/20/12	1,398,768
742,615	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.19%, due 10/25/37	497,552
243,855	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.59%, due 02/25/30	170,698
203,291	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.59%, due 09/25/30	132,139
5,023	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 0.84%, due 09/15/17	4,395
	Total Business Loans	4,257,680

	CMBS — 0.3%
700,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.46%, due 07/15/44	688,800
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	777,777
900,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	907,740
500,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	504,900
58,548	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.37%, due 11/05/21	55,328
900,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	913,359
213,181	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.37%, due 03/06/20	202,522
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.41%, due 03/06/20	279,000
281,836	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.46%, due 02/15/20	267,744
1,400,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	1,425,620
900,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	935,190
300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	304,968
400,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.90%, due 10/15/42	413,000
79,094	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	79,589

701,056		Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	630,950
		Total CMBS	8,386,487

		CMBS Collateralized Debt Obligations — 0.0%
499,812		American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.28%, due 11/23/52	22,492
399,529		G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	259,694
472,758		Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.66%, due 08/26/30	283,655
800,000		Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.67%, due 05/25/46	520,000
		Total CMBS Collateralized Debt Obligations	1,085,841

		Collateralized Loan Obligations — 0.0%
132,536		Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 0.98%, due 02/25/13	127,897

		Credit Cards — 0.6%
1,900,000		American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	1,899,756
700,000		American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.37%, due 12/15/13	698,810
300,000		American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.54%, due 09/15/11	300,000
100,000		Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.36%, due 03/15/14	99,610
1,100,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.34%, due 09/15/14	1,129,953
700,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.59%, due 06/16/14	698,320
800,000		Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.35%, due 08/15/13	798,728
200,000		Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.37%, due 03/16/15	198,318
500,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.41%, due 05/15/13	499,885
600,000		Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.44%, due 03/17/14	604,032
1,300,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	1,251,991
EUR	1,100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 0.79%, due 05/24/13	1,341,874
400,000		Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.71%, due 10/16/13	400,000
400,000		Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.40%, due 06/18/13	399,376
500,000		Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.43%, due 06/16/15	493,985
1,900,000		Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.37%, due 01/16/14	1,892,780
1,200,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	1,199,640
1,300,000		Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.39%, due 04/15/13	1,298,781
600,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	600,281
400,000		MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.49%, due 01/15/14	399,272
1,300,000		National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	1,308,125
400,000		World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	381,732
		Total Credit Cards	17,895,249

	Equipment Leases — 0.0%
400,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.29%, due 08/15/14	407,000
71,592	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.59%, due 06/14/11	71,548
	Total Equipment Leases	478,548

	Insured Auto Financing — 0.2%
594,939	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.32%, due 10/06/13	587,146
473,653	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.33%, due 12/06/13	467,392
59,213	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.31%, due 05/07/12	58,901
500,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.08%, due 06/06/14	495,126
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.80%, due 03/08/16	795,440
389,797	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.35%, due 12/15/12	386,522
474,434	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.35%, due 07/15/13	471,926
155,391	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.36%, due 11/15/13	154,505
259,728	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	259,522
300,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.59%, due 11/25/11	299,137
658,144	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.39%, due 09/15/14	647,502
704,454	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	697,494
1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.54%, due 07/14/14	1,703,094
48,549	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	49,141
	Total Insured Auto Financing	7,072,848

	Insured Business Loans — 0.0%
295,205	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.78%, due 10/25/30	180,075

	Insured High Yield Collateralized Debt Obligations — 0.0%
81,272	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 1.20%, due 05/22/13	69,284
293,059	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.77%, due 12/16/15	266,684
	Total Insured High Yield Collateralized Debt Obligations	335,968

	Insured Other — 0.1%
800,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	780,000
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,392,300
738,916	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 09/15/41	638,087
736,223	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 12/15/41	637,986
516,675	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.54%, due 01/05/14	465,008
100,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	15,084
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	69,318
	Total Insured Other	3,997,783

	Insured Residential Asset-Backed Securities (United States) — 0.0%
87,827	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.55%, due 07/25/34	67,555
107,790	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.72%, due 12/25/33	79,820
28,706	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.67%, due 03/25/34	21,242
596,718	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.56%, due 11/25/35	417,333
	Total Insured Residential Asset-Backed Securities (United States)	585,950

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
16,020	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.68%, due 10/25/34	9,291
38,771	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.67%, due 01/25/35	22,875
375,038	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 06/15/37	166,817
237,487	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.57%, due 10/25/34	130,143
13,094	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.80%, due 07/25/29	5,597
17,257	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.90%, due 08/15/30	8,485
31,080	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.78%, due 06/25/34	17,094
7,749	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.63%, due 12/25/32	3,218
184,252	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.53%, due 11/25/35	120,575
62,077	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.71%, due 09/27/32	48,659
55,005	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.56%, due 06/25/34	38,993
	Total Insured Residential Mortgage-Backed Securities (United States)	571,747

	Insured Time Share — 0.0%
54,260	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.52%, due 05/20/17	51,819
109,595	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 05/20/18	101,980
134,800	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.49%, due 03/20/19	125,700
378,502	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.34%, due 09/20/19	350,607
	Total Insured Time Share	630,106

	Insured Transportation — 0.0%
156,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.64%, due 04/17/19	145,896

	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.56%, due 06/20/13	795,000
1,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.97%, due 08/01/11	901,800
	Total Investment Grade Corporate Collateralized Debt Obligations	1,696,800

	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.67%, due 12/20/10	950,000

1,000,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.69%, due 06/22/10	996,300
	Total Non-Investment Grade Corporate Collateralized Debt Obligations	1,946,300

	Residential Asset-Backed Securities (United States) — 0.4%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.73%, due 01/25/35	29,686
20,057	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.39%, due 02/25/37	19,836
491,778	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.44%, due 07/25/36	357,867
175,305	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.43%, due 06/25/36	127,570
203,538	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.44%, due 08/25/36	148,115
131,909	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.50%, due 09/25/35	13,851
62,535	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.48%, due 03/25/36	61,128
300,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.52%, due 03/25/36	205,500
200,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.50%, due 05/25/36	107,000
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.52%, due 10/25/36	266,000
282,126	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.44%, due 06/25/36	31,739
361,060	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.51%, due 06/25/36	4,874
203,385	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.41%, due 11/25/36	106,838
99,574	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.48%, due 02/25/36	12,606
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 04/25/36	143,120
196,640	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.43%, due 01/25/37	96,353
376,048	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.54%, due 05/25/37	39,184
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.86%, due 05/25/34	110,741
383,889	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.53%, due 03/25/36	175,015
1,501,831	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 07/25/36	580,082
279,873	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 06/25/36	109,194
277,872	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.45%, due 09/25/36	113,205
315,559	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.45%, due 10/25/36	309,248
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.49%, due 10/25/36	184,080
709,357	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.56%, due 05/25/37	560,747
337,271	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.35%, due 02/28/40	208,703
238,300	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.35%, due 05/28/39	110,809
238,300	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.65%, due 05/28/39	86,979
145,807	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.45%, due 11/25/36	103,027
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.54%, due 11/25/36	65,340
135,940	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.50%, due 02/25/37	14,736
90,993	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.46%, due 02/25/37	82,440
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.54%, due 02/25/37	737,100
457,001	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.50%, due 06/25/36	405,611
8,450	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.88%, due 04/25/33	6,422
5,193	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.75%, due 10/25/34	4,523
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.50%, due 12/25/36	140,000
163,945	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.42%, due 03/25/37	158,912

1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.48%, due 02/25/37	686,000
18,059	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.64%, due 04/25/34	11,558
466,891	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.50%, due 04/25/36	283,053
76,053	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.44%, due 08/25/36	47,712
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.50%, due 08/25/36	204,000
144,455	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.54%, due 05/25/36	91,368
136,488	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.65%, due 01/20/35	115,247
123,742	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 01/20/35	104,021
368,578	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.50%, due 01/20/36	314,443
1,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.46%, due 12/25/36	385,400
500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.50%, due 10/25/36	175,000
700,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.49%, due 03/25/36	330,750
103,877	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.59%, due 10/25/35	98,163
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 06/25/36	134,000
154,977	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.47%, due 10/25/36	147,616
771,371	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 08/25/36	260,338
215,655	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.50%, due 03/25/36	26,957
218,523	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.46%, due 02/25/37	124,383
109,230	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.74%, due 08/25/34	76,461
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.57%, due 02/25/37	355,000
271,457	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.44%, due 04/25/37	244,311
300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 11/25/36	114,000
225,889	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.60%, due 12/25/35	125,978
271,874	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.53%, due 09/25/45	233,485
93,003	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 10/25/33	81,722
122,339	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.45%, due 04/25/37	118,889
249,080	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.59%, due 01/25/36	232,596
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.88%, due 03/25/35	5,684
88,223	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.50%, due 03/25/36	72,343
69,204	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.63%, due 10/25/36	42,215
56,713	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.60%, due 10/25/35	51,489
63,935	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.46%, due 01/25/37	60,558
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 06/25/37	167,750
212,957	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.54%, due 01/25/36	137,885

151,828	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 11/25/35	61,491
549,170	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.74%, due 06/25/37	90,613
	Total Residential Asset-Backed Securities (United States)	11,850,660

	Residential Mortgage-Backed Securities (Australian) — 0.1%
243,246	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.37%, due 07/20/38	233,663
386,697	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	371,686
83,056	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.79%, due 09/27/35	78,176
620,037	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.66%, due 03/14/36	577,409
56,404	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.65%, due 12/08/36	54,315
77,910	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.62%, due 05/27/38	68,658
44,047	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.45%, due 05/10/36	42,873
285,278	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.31%, due 06/14/37	274,829
321,404	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.38%, due 10/20/37	308,348
385,170	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.55%, due 02/21/38	356,167
19,600	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 0.69%, due 11/09/35	19,557
51,299	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.39%, due 03/09/36	50,143
47,423	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.36%, due 01/12/37	46,612
438,832	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.32%, due 06/12/40	423,220
316,133	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.53%, due 05/21/38	303,487
	Total Residential Mortgage-Backed Securities (Australian)	3,209,143

	Residential Mortgage-Backed Securities (European) — 0.2%
308,658	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.36%, due 03/20/30	305,201
430,556	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.38%, due 09/20/66	352,367
1,100,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	1,025,750
71,089	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.36%, due 10/11/41	70,556
169,199	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.38%, due 12/20/54	154,394
90,043	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.41%, due 09/20/44	82,209
457,667	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.31%, due 12/10/43	441,465
92,868	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.41%, due 12/21/37	89,124
93,940	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.41%, due 03/21/37	93,720
203,089	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.86%, due 05/15/34	177,987
322,557	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.55%, due 11/15/38	267,723
226,711	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.36%, due 09/15/39	192,908
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.41%, due 07/15/33	964,200
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.38%, due 10/15/33	195,119
	Total Residential Mortgage-Backed Securities (European)	4,412,723

	Residential Mortgage-Backed Securities (United States) — 0.0%
25,189	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.64%, due 08/25/35	14,861
27,357	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.59%, due 07/25/30	26,301
93,355	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.60%, due 02/26/34	64,444
	Total Residential Mortgage-Backed Securities (United States)	105,606

	Student Loans — 0.1%
140,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.34%, due 04/25/22	139,958
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.57%, due 01/25/24	700,210

101,047	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.33%, due 01/25/23	100,037
46,205	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.50%, due 08/25/20	46,089
94,357	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.30%, due 06/25/21	94,215
55,059	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.31%, due 06/20/15	55,015
244,436	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.48%, due 08/25/23	239,547
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.35%, due 12/23/19	393,444
321,297	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.29%, due 09/15/22	303,224
	Total Student Loans	2,071,739

	Time Share — 0.0%
171,042	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.34%, due 02/20/20	178,312
	Total Asset-Backed Securities	84,327,694

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	615,940

	U.S. Government Agency — 0.1%
167,500	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.62%, due 10/01/12(a)	164,894
101,782	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.12%, due 10/01/11(a)	100,379
565,981	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.97%, due 03/30/19(a)	545,561
59,903	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.57%, due 05/01/14(a)	58,348
400,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.12%, due 01/01/12(a)	394,539
	Total U.S. Government Agency	1,263,721
	TOTAL DEBT OBLIGATIONS (COST $79,740,502)	86,207,355

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.0%

	Banking — 0.0%
1,000	Home Ownership Funding 2 Preferred 144A, 1.00% (a)	90,000
	TOTAL PREFERRED STOCKS (COST $158,808)	90,000

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
34,845	State Street Institutional U.S. Government Money Market Fund-Institutional Class	34,845
	TOTAL SHORT-TERM INVESTMENTS (COST $34,845)	34,845

	TOTAL INVESTMENTS — 100.0% (Cost $3,158,931,045)	3,009,944,806

	Other Assets and Liabilities (net) — (0.0%)	(32,980)

	TOTAL NET ASSETS — 100.0%	$3,009,911,826

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,401,308,694	$99,964,415	$(491,328,303)	$(391,363,888)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$414,351,557	$34,091,843	$7,126,539	$—	$—	$—	$431,903,195
GMO Asset Allocation Bond Fund, Class VI	130,221,749	28,005,441	11,307,685	—	—	—	148,597,807
GMO Domestic Bond Fund, Class VI	153,529,995	—	—	469,384	—	12,014,231	144,559,128
GMO Emerging Country Debt Fund, Class IV	13,084,375	—	—	—	—	—	13,455,124
GMO Emerging Markets Fund, Class VI	245,086,938	51,290,648	3,711,782	—	—	—	284,722,994
GMO Flexible Equities Fund, Class VI	48,307,295	286,856	680,617	—	—	—	47,373,087
GMO Inflation Indexed Plus Bond Fund, Class VI	33,878,670	—	—	—	—	—	35,481,414
GMO International Core Equity Fund, Class VI	316,191,644	71,624,408	4,825,871	—	—	—	350,193,389
GMO International Growth Equity Fund, Class IV	137,124,023	2,016,027	9,887,711	—	—	—	119,741,509
GMO International Intrinsic Value Fund, Class IV	134,818,303	2,004,023	7,883,472	—	—	—	118,698,325
GMO International Small Companies III	55,989,577	661,600	32,637,594	362,065	—	—	25,142,621
GMO Quality Fund, Class VI	963,211,867	18,353,713	100,927,380	4,660,749	—	—	829,031,334
GMO Short-Duration Investment Fund, Class III	2,903,113	—	—	1,763	—	—	2,939,087
GMO Special Situations Fund, Class VI	93,869,260	16,776,370	1,222,071	—	—	—	107,600,027
GMO Strategic Fixed Income Fund, Class VI	245,961,786	—	—	286,048	—	12,835,398	241,515,736
GMO World Opportunity Overlay Fund	21,996,890	—	—	—	—	—	22,657,829
Totals	$3,010,527,042	$225,110,929	$180,210,722	$5,780,009	$—	$24,849,629	$2,923,612,606

*The table above includes estimated sources of all distributions paid by the underlying fund(s) during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank for Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.

(a)           Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

EUR - Euro

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market (“OTC”) to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.86% of net assets.  The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 36.35% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 2.29% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate or U.S. Treasury yield.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$25,948,983	$58,378,711	$84,327,694
Corporate Debt	—	615,940	—	615,940
U.S. Government Agency	—	—	1,263,721	1,263,721
TOTAL DEBT OBLIGATIONS	—	26,564,923	59,642,432	86,207,355
Mutual Funds	2,923,612,606	—	—	2,923,612,606
Preferred Stocks	—	—	90,000	90,000
Short-Term Investments	34,845	—	—	34,845
Total Investments	2,923,647,451	26,564,923	59,732,432	3,009,944,806
Total	$2,923,647,451	$26,564,923	$59,732,432	$3,009,944,806

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 10.74% and (0.02)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010
Debt Obligations
Asset-Backed Securities	$64,106,588	$(7,615,755)	$511,361	$926,774	$449,743	$—	$—	$58,378,711
U.S. Government Agency	1,373,924	(105,499)	3,118	3,734	(11,556)	—	—	1,263,721
Total Debt Obligations	65,480,512	(7,721,254)	514,479	930,508	438,187	—	—	59,642,432
Preferred Stocks	90,000	—	—	—	—			90,000
Total	$65,570,512	$(7,721,254)	$514,479	$930,508	$438,187	$—	$—	$59,732,432

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund’s equity.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. A license may need to be maintained to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying Funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund or an underlying fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

Subsequent event

Effective June 30, 2010, the premium on cash purchases was 0.09% of the amount invested and the fee on cash redemptions was 0.09% of the amount redeemed.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 22.7%

		Canada — 2.0%

		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	1,931,775
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,098,290
		Total Canada	4,030,065

		France — 3.2%

		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,526,600

		Germany — 0.7%

		Foreign Government Obligations
EUR	1,000,000	Republic of Deutschland, 4.75%, due 07/04/34	1,498,105

		Italy — 0.8%

		Foreign Government Obligations
EUR	1,500,000	Republic of Italy, 4.00%, due 02/01/37	1,614,795

		Japan — 5.7%

		Foreign Government Obligations
JPY	1,000,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	11,562,094

		Spain — 0.6%

		Foreign Government Obligations
EUR	1,000,000	Government of Spain, 4.70%, due 07/30/41	1,128,451

		United Kingdom — 3.3%

		Foreign Government Obligations
GBP	4,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	6,565,595

		United States — 6.4%

		U.S. Government
USD	3,178,023	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)	3,234,689
USD	15,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21(c)	9,601,080
		Total United States	12,835,769

		TOTAL DEBT OBLIGATIONS (COST $46,440,499)	45,761,474

Shares	Description	Value ($)
	MUTUAL FUNDS — 82.4%

	United States — 82.4%

	Affiliated Issuers
678,472	GMO Emerging Country Debt Fund, Class III	5,909,490
7,873,225	GMO Short-Duration Collateral Fund	107,233,330
45,838	GMO Special Purpose Holding Fund(d)	24,753
289,136	GMO U.S. Treasury Fund	7,228,392
2,078,165	GMO World Opportunity Overlay Fund	45,594,942
	Total United States	165,990,907

	TOTAL MUTUAL FUNDS (COST $184,167,453)	165,990,907

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.9%

	Money Market Funds — 1.8%
3,541,345	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	3,541,345

	Other Short-Term Investments — 1.1%
2,175,000	U.S. Treasury Bill, 0.32%, due 05/05/11 (a)(e)	2,168,527

	TOTAL SHORT-TERM INVESTMENTS (COST $5,708,958)	5,709,872

	TOTAL INVESTMENTS — 108.0% (Cost $236,316,910)	217,462,253

	Other Assets and Liabilities (net) — (8.0%)	(16,103,402)

	TOTAL NET ASSETS — 100.0%	$201,358,851

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$243,196,156	$675,201	$(26,409,104)	$(25,733,903)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period

GMO Emerging Country Debt Fund, Class III	$9,552,710	$—	$4,100,000	$—	$—	$—	$5,909,490

GMO Short-Duration Collateral Fund	117,940,927	—	—	495,993	—	13,092,861	107,233,330

GMO Special Purpose Holding Fund	25,211	—	—	—	—	—	24,753

GMO U.S. Treasury Fund	3,526,004	24,102,388	20,400,000	2,388	—	—	7,228,392
GMO World Opportunity Overlay Fund	46,984,479	—	2,800,000	—	—	—	45,594,942
Totals	$178,029,331	$24,102,388	$27,300,000	$498,381	$—	$13,092,861	$165,990,907

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
7/20/10	AUD	12,200,000	$10,279,786	$(614,082)
7/27/10	CAD	900,000	855,063	10,583
6/29/10	CHF	1,000,000	863,240	(80,788)
7/06/10	EUR	1,000,000	1,227,621	(31,249)
7/06/10	EUR	38,900,000	47,754,448	(3,896,400)
6/01/10	GBP	600,000	867,690	(55,176)
9/07/10	GBP	1,100,000	1,591,126	9,249
6/01/10	GBP	1,800,000	2,603,071	(129,255)
6/01/10	GBP	3,200,000	4,627,681	(186,874)
7/13/10	JPY	30,000,000	330,208	8,053
7/13/10	JPY	80,000,000	880,554	23,459
7/13/10	JPY	3,796,000,000	41,782,294	347,579
6/08/10	NZD	400,000	271,392	(16,524)
6/08/10	NZD	4,200,000	2,849,613	(191,431)
6/08/10	NZD	5,500,000	3,731,636	(173,182)
			$120,515,423	$(4,976,038)
Sales #
7/20/10	AUD	1,800,000	$1,516,690	$(38,890)
7/20/10	AUD	3,100,000	2,612,077	(57,462)
7/27/10	CAD	1,800,000	1,710,126	(18,429)
7/27/10	CAD	5,200,000	4,940,365	(21,763)
6/29/10	CHF	3,800,000	3,280,313	230,274
6/29/10	CHF	5,800,000	5,006,794	143,964
6/29/10	CHF	7,400,000	6,387,978	341,572
7/06/10	EUR	900,000	1,104,859	93,410
7/06/10	EUR	1,100,000	1,350,383	116,819
7/06/10	EUR	4,700,000	5,769,818	209,090
6/01/10	GBP	900,000	1,301,535	46,967
6/01/10	GBP	4,700,000	6,796,907	170,107
7/13/10	JPY	210,000,000	2,311,455	(39,268)
6/08/10	NZD	3,800,000	2,578,221	5,087
			$46,667,521	$1,181,478

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
6/15/10	NOK	11,796,885	EUR	1,500,000	$23,441
6/15/10	EUR	3,200,000	NOK	25,793,098	46,504
6/15/10	EUR	2,300,000	NOK	18,389,960	10,495
6/15/10	EUR	1,800,000	NOK	14,494,004	23,908
6/22/10	SEK	17,262,434	EUR	1,800,000	10,354
6/22/10	SEK	7,705,336	EUR	800,000	380
6/22/10	SEK	3,872,212	EUR	400,000	(2,300)
6/22/10	EUR	700,000	SEK	6,798,120	6,795
					$119,577

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
11	Australian Government Bond 3 Yr.	June 2010	$953,479	$1,527
1	Australian Government Bond 10 Yr.	June 2010	87,890	261
102	Canadian Government Bond 10 Yr.	September 2010	11,783,923	(86,875)
166	Euro BOBL	June 2010	24,558,939	649,829
211	Euro Bund	June 2010	33,347,292	1,230,167
9	Japanese Government Bond 10 Yr. (TSE)	June 2010	13,881,354	66,609
19	U.S. Treasury Bond (CBT)	September 2010	2,330,469	(25,291)
107	U.S. Treasury Note 2 Yr. (CBT)	September 2010	23,341,047	13,054
135	U.S. Treasury Note 5 Yr. (CBT)	September 2010	15,750,703	(49,975)
78	U.S. Treasury Note 10 Yr. (CBT)	September 2010	9,350,250	(32,603)
11	UK Gilt Long Bond	September 2010	1,892,482	(6,242)
			$137,277,828	$1,760,461

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	9,525,000	Barclays Bank PLC, 0.40%, dated 05/25/10, to be repurchased on demand at face value plus accrued interest.	$(9,525,106)

Average balance outstanding	$(8,921,128)
Average interest rate	0.25%
Maximum balance outstanding	$(9,525,000)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	2.30%	Republic of Italy	N/A		$121,094
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	2.23%	Republic of Italy	15,000,000	USD	(232,656)
										$(111,562)
								Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
7,200,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	$(139,359)
3,600,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(69,679)
7,200,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	(139,359)
9,500,000	CHF	9/15/2015	Deutsche Bank AG	(Pay)	1.90%	6 Month CHF LIBOR	(183,876)
11,000,000	SEK	9/15/2015	Barclays Bank PLC	(Pay)	2.50%	3 Month SEK STIBOR	(1,901)
							$(534,174)
					Premiums to (Pay) Receive		$85,236

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TSE - Tokyo Stock Exchange

(a)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts .
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements .
(d)	Underlying investment represents interests in defaulted claims.
(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.09% of net assets. The funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 10.11% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$12,835,769	$—	$12,835,769
Foreign Government Obligations	—	32,925,705	—	32,925,705
TOTAL DEBT OBLIGATIONS	—	45,761,474	—	45,761,474
Mutual Funds	165,966,154	24,753	—	165,990,907
Short-Term Investments	5,709,872	—	—	5,709,872
Total Investments	171,676,026	45,786,227	—	217,462,253
Derivatives
Forward Currency Contracts
Foreign Exchange risk	—	1,878,090	—	1,878,090
Futures Contracts
Interest Rate risk	1,961,447	—	—	1,961,447
Swap Agreements
Credit risk	—	—	121,094	121,094
Total	$173,637,473	$47,664,317	$121,094	$221,422,884

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Exchange risk	$—	$(5,553,073)	$—	$(5,553,073)
Futures Contracts
Interest Rate risk	(200,986)	—	—	(200,986)
Swap Agreements
Interest Rate risk	—	(534,174)	—	(534,174)
Credit risk	—	—	(232,656)	(232,656)
Total	$(200,986)	$(6,087,247)	$(232,656)	$(6,520,889)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 45.91% and (0.17)% of total net assets, respectively.

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010

Swap Agreements	$17,943	$124,500	$—	$(124,500)	$(129,505)	$—	$—	$(111,562)

Total	$17,943	$124,500	$—	$(124,500)	$(129,505)	$—	$—	$(111,562)

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $9,525,106, collateralized by securities with a market value, plus accrued interest, of $9,634,500. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s  credit, and/or provide a measure of protection against default loss.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$1,961,447	$—	$—	$—	$—	$1,961,447
Unrealized appreciation on forward currency contracts	—	1,878,090	—	—	—	1,878,090
Unrealized appreciation on swap agreements	—	—	121,094	—	—	121,094
Total	$1,961,447	$1,878,090	$121,094	$—	$—	$3,960,631

Liabilities:
Unrealized depreciation on futures contracts*	$(200,986)	$—	$—	$—	$—	$(200,986)
Unrealized depreciation on forward currency contracts	—	(5,553,073)	—	—	—	(5,553,073)
Unrealized depreciation on swap agreements	(534,174)	—	(232,656)	—	—	(766,830)
Total	$(735,160)	$(5,553,073)	$(232,656)	$—	$—	$(6,520,889)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$142,636,314	$114,219,099	$66,121,684

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
2,249,447	GMO Alpha Only Fund, Class IV	10,797,343
10,425,747	GMO Emerging Markets Fund, Class VI	119,166,289
781,639	GMO Flexible Equities Fund, Class VI	14,335,262
7,221,946	GMO International Core Equity Fund, Class VI	171,015,673
3,709,762	GMO International Growth Equity Fund, Class IV	67,777,360
3,757,586	GMO International Intrinsic Value Fund, Class IV	67,824,421
955,575	GMO International Small Companies Fund, Class III	5,981,903
16,956,593	GMO Quality Fund, Class VI	302,675,191
16,988	GMO Short-Duration Investment Fund, Class III	138,792
4,398,598	GMO U.S. Core Equity Fund, Class VI	44,865,695
		804,577,929
	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)	30

	TOTAL AFFILIATED ISSUERS (COST $774,642,447)	804,577,959

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

28,004	State Street Eurodollar Time Deposit , 0.01%, due 06/01/10	28,004

	TOTAL SHORT-TERM INVESTMENTS (COST $28,004)	28,004

	TOTAL INVESTMENTS — 100.0% (Cost $774,670,451)	804,605,963
	Other Assets and Liabilities (net) — (0.0%)	(62,897)

	TOTAL NET ASSETS — 100.0%	$804,543,066

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$917,880,529	$—	$(113,274,566)	$(113,274,566)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$10,242,390	$791,295	$—	$—	$—	$10,797,343
GMO Emerging Markets Fund, Class VI	91,427,217	31,057,525	—	—	—	119,166,289
GMO Flexible Equities Fund, Class VI	14,048,654	509,158	—	—	—	14,335,262
GMO International Core Equity Fund, Class VI	124,737,553	61,494,557	930,324	—	—	171,015,673
GMO International Growth Equity Fund, Class IV	65,456,833	8,703,465	565,418	—	—	67,777,360
GMO International Intrinsic Value Fund, Class IV	64,812,931	9,888,855	550,000	—	—	67,824,421
GMO International Small Companies Fund, Class III	12,192,825	486,166	6,865,500	83,818	—	5,981,903
GMO Quality Fund, Class VI	284,801,188	51,588,571	14,651,044	1,463,250	—	302,675,191
GMO Short-Duration Investment Fund, Class III	137,011	83	—	83	—	138,792
GMO SPV I, LLC	32	—	—	—	—	30
GMO U.S. Core Equity Fund, Class VI	37,011,744	11,157,318	1,318,173	137,144	—	44,865,695
GMO U.S. Growth Fund, Class III	16,902	1,061	19,145	64	—	—
Totals	$704,885,280	$175,678,054	$24,899,604	$1,684,359	$—	$804,577,959

Notes to Schedule of Investments:

(a)   Underlying investment represents interests in defaulted claims.

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.90% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party  vendor using that vendor’s proprietary models. As of May 31, 2010, 53.07% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$804,577,929	$—	$—	$804,577,929
Private Investment Fund	—	30	—	30
Short-Term Investments	28,004	—	—	28,004
Total Investments	804,605,933	30	—	804,605,963
Total	$804,605,933	$30	$—	$804,605,963

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including  Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.91% of total net assets.

The Fund held no direct investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying funds’ investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Custody arrangements for foreign securities may offer significantly less protection than custody arrangements for U.S. securities. An underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization,  expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than   fees and expenses associated with an investment in funds that charge a fixed management fee.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

Subsequent event

Effective June 30, 2010, the premium on cash purchases was 0.13% of the amount invested and the fee on cash redemptions was 0.13% of the amount redeemed.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 25.3%

	U.S. Government — 25.3%
23,678,500	U.S. Treasury Inflation Indexed Bond, 0.63%, due 04/15/13(a)(b)	24,074,381
4,474,880	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15(a)	4,750,013
15,103,000	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/17(a)	16,474,065
21,383,682	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29(a)	23,755,945
5,294,680	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29(a)(b)	7,016,690
4,903,720	U.S. Treasury Inflation Indexed Bond, 3.38%, due 04/15/32(a)	6,265,650
6,040,620	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40(a)	6,454,499
13,484,613	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)	13,719,542
	Total U.S. Government	102,510,785

	TOTAL DEBT OBLIGATIONS (COST $101,148,179)	102,510,785

Shares	Description	Value ($)
	MUTUAL FUNDS — 73.0%

	Affiliated Issuers — 73.0%
1,365,110	GMO Emerging Country Debt Fund, Class IV	11,890,109
13,970,321	GMO Short-Duration Collateral Fund	190,275,776
28,918	GMO Special Purpose Holding Fund(c)	15,616
136,000	GMO U.S. Treasury Fund	3,400,000
4,132,071	GMO World Opportunity Overlay Fund	90,657,628
	TOTAL MUTUAL FUNDS (COST $296,969,339)	296,239,129

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.5%

	Money Market Funds — 1.3%
5,101,784	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	5,101,784

	Other Short-Term Investments — 0.2%
700,000	U.S. Treasury Bill, 0.32%, due 05/05/11(b)(d)	697,917
300,000	U.S. Treasury Bill, 0.30%, due 04/07/11(b)(d)	299,238
	Total Other Short-Term Investments	997,155
	TOTAL SHORT-TERM INVESTMENTS (COST $6,098,370)	6,098,939

	TOTAL INVESTMENTS — 99.8% (Cost $404,215,888)	404,848,853

	Other Assets and Liabilities (net) — 0.2%	702,685

	TOTAL NET ASSETS — 100.0%	$405,551,538

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$434,940,121	$3,116,907	$(33,208,175)	$(30,091,268)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income *	Distributions of Realized Gains *	Return of Capital *	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$18,524,773	$—	$7,500,000	$—	$—	$—	$11,890,109
GMO Short-Duration Collateral Fund	209,275,413	—	—	880,095	—	23,232,089	190,275,776
GMO Special Purpose Holding Fund	15,905	—	—	—	—	—	15,616
GMO U.S. Treasury Fund	68,716	34,552,734	31,221,330	2,734	—	—	3,400,000
GMO World Opportunity Overlay Fund	88,013,103	—	—	—	—	—	90,657,628
Totals	$315,897,910	$34,552,734	$38,721,330	$882,829	$—	$23,232,089	$296,239,129

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
7/20/10	AUD	21,600,000	$18,200,276	$(1,087,228)
7/27/10	CAD	1,900,000	1,805,133	22,343
6/29/10	CHF	2,100,000	1,812,805	(169,655)
7/06/10	EUR	2,200,000	2,700,766	(68,748)
7/06/10	EUR	1,300,000	1,595,907	(17,380)
6/01/10	GBP	200,000	289,230	(18,392)
6/01/10	GBP	4,000,000	5,784,602	(304,603)
6/01/10	GBP	9,000,000	13,015,354	(195,092)
7/13/10	JPY	190,000,000	2,091,316	55,714
7/13/10	JPY	220,000,000	2,421,524	59,057
6/08/10	NZD	700,000	474,935	(28,918)
6/08/10	NZD	8,800,000	5,970,618	(403,614)
6/08/10	NZD	10,900,000	7,395,425	(345,378)
			$63,557,891	$(2,501,894)
Sales #
7/20/10	AUD	3,900,000	$3,286,161	$(84,261)
7/20/10	AUD	5,900,000	4,971,372	(104,643)
7/27/10	CAD	3,700,000	3,515,260	(37,882)
7/27/10	CAD	10,700,000	10,165,752	(45,880)
6/29/10	CHF	15,700,000	13,552,872	681,565
6/29/10	CHF	11,300,000	9,754,615	291,357
6/29/10	CHF	8,100,000	6,992,246	489,173
7/06/10	EUR	2,200,000	2,700,766	228,336
7/06/10	EUR	2,300,000	2,823,528	244,258
7/06/10	EUR	12,300,000	15,099,735	966,812
6/01/10	GBP	2,100,000	3,036,916	106,590
6/01/10	GBP	11,100,000	16,052,270	500,481
9/07/10	GBP	5,900,000	8,534,219	(49,606)
7/13/10	JPY	17,000,000	187,118	(1,556)
6/08/10	NZD	7,400,000	5,020,747	9,269
			$105,693,577	$3,194,013

†        Fund buys foreign currency; sells USD.

#       Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
6/15/10	EUR	3,700,000	NOK	29,816,005	$52,651
6/15/10	EUR	6,400,000	NOK	51,586,379	93,036
6/15/10	EUR	4,900,000	NOK	39,179,280	22,461
6/22/10	EUR	1,300,000	SEK	12,625,080	12,619
6/15/10	NOK	22,807,311	EUR	2,900,000	45,319
6/22/10	SEK	8,712,477	EUR	900,000	(5,174)
6/22/10	SEK	17,337,006	EUR	1,800,000	855
6/22/10	SEK	48,073,368	EUR	5,000,000	13,201
					$234,968

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4	Australian Government Bond 3 Yr.	June 2010	$346,720	$555
237	Canadian Government Bond 10 Yr.	September 2010	27,380,292	(201,857)
87	Euro BOBL	June 2010	12,871,252	215,475
193	Euro Bund	June 2010	30,502,500	808,626
17	U.S. Treasury Bond (CBT)	September 2010	2,085,156	(22,629)
17	U.S. Treasury Note 2 Yr. (CBT)	September 2010	3,708,391	2,074
29	U.S. Treasury Note 5 Yr. (CBT)	September 2010	3,383,484	(10,735)
			$80,277,795	$791,509
Sales
8	Australian Government Bond 10 Yr.	June 2010	$703,117	$(16,236)
33	Japanese Government Bond 10 Yr. (TSE)	June 2010	50,898,312	(465,821)
55	U.S. Treasury Note 10 Yr. (CBT)	September 2010	6,593,125	22,608
14	UK Gilt Long Bond	September 2010	2,408,614	12,784
			$60,603,168	$(446,665)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
13,600,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	$(263,233)
6,800,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(131,617)
13,600,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	(263,233)
18,300,000	CHF	9/15/2015	Deutsche Bank AG	(Pay)	1.90%	6 Month CHF LIBOR	(354,204)
45,300,000	SEK	9/15/2015	Barclays Bank PLC	(Pay)	2.50%	3 Month SEK SIBOR	(7,830)
							$(1,020,117)
					Premiums to (Pay) Receive		$174,272

#    Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
285,000,000	USD	7/14/2010	Barclays Bank PLC	0.32%	Barclays TIPS Index Total Return (a)	$5,224,511
						$5,224,511
					Premiums to (Pay) Receive	$—

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

SEK LIBOR - London Interbank Offered Rate denominated in Swedish Krona.

TIPS - Treasury Inflation Protected Securities

TSE - Tokyo Stock Exchange

(a)              Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)             All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(c)              Underlying investment represents interests in defaulted claims.

(d)             Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.98% of net assets. The funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 9.22% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$102,510,785	$—	$102,510,785
TOTAL DEBT OBLIGATIONS	—	102,510,785	—	102,510,785
Mutual Funds	296,223,513	15,616	—	296,239,129
Short-Term Investments	6,098,939	—	—	6,098,939
Total Investments	302,322,452	102,526,401	—	404,848,853
Derivatives
Swap Agreements
Interest rate risk	—	5,224,511	—	5,224,511
Futures Contracts
Interest rate risk	1,062,122	—	—	1,062,122
Forward Currency Contracts
Foreign exchange risk	—	3,895,097	—	3,895,097
Total	$303,384,574	$111,646,009	$—	$415,030,583

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements
Interest rate risk	$—	$(1,020,117)	$—	$(1,020,117)
Futures Contracts
Interest rate risk	(717,278)	—	—	(717,278)
Forward Currency Contracts
Foreign exchange risk	—	(2,968,010)	—	(2,968,010)
Total	$(717,278)	$(3,988,127)	$—	$(4,705,405)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in its financial statements. The aggregate net values of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 41.67% and (0.11)% of total net assets, respectively.

The Fund held no direct investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of non-inflation indexed (nominal) fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Typically, the value of inflation indexed fixed income securities will decline during periods of rising real interest rates. In addition, increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed fixed income securities may experience greater declines than nominal fixed income securities with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Derivatives Risk — Use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk.

Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$1,062,122	$—	$—	$—	$—	$1,062,122
Unrealized appreciation on forward currency contracts	—	3,895,097	—	—	—	3,895,097
Unrealized appreciation on swap agreements	5,224,511	—	—	—	—	5,224,511
Total	$6,286,633	$3,895,097	$—	$—	$—	$10,181,730

Liabilities:
Unrealized depreciation on futures contracts*	$(717,278)	$—	$—	$—	$—	$(717,278)
Unrealized depreciation on forward currency contracts	—	(2,968,010)	—	—	—	(2,968,010)
Unrealized depreciation on swap agreements	(1,020,117)	—	—	—	—	(1,020,117)
Total	$(1,737,395)	$(2,968,010)	$—	$—	$—	$(4,705,405)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$126,464,093	$139,085,783	$355,987,643

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 29.9%

		Canada — 2.0%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	2,897,662

		France — 4.0%
		Foreign Government Obligations
EUR	4,500,000	Government of France, 4.00%, due 10/25/38(a)	5,873,940

		Germany — 3.0%
		Foreign Government Obligations
EUR	3,000,000	Republic of Deutschland, 4.75%, due 07/04/34(b)	4,494,316

		Italy — 1.5%
		Foreign Government Obligations
EUR	2,000,000	Republic of Italy, 4.00%, due 02/01/37	2,153,060

		Japan — 10.5%
		Foreign Government Obligations
JPY	1,338,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	15,474,707

		Spain — 1.1%
		Foreign Government Obligations
EUR	1,500,000	Government of Spain, 4.70%, due 07/30/41	1,692,676

		United Kingdom — 4.5%
		Foreign Government Obligations
GBP	4,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	6,565,595

		United States — 3.3%
		U.S. Government
USD	4,812,801	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(b)(c)	4,896,650

		TOTAL DEBT OBLIGATIONS (COST $44,027,103)	44,048,606

Shares	Description	Value ($)
	MUTUAL FUNDS — 72.8%

	United States — 72.8%
	Affiliated Issuers
492,969	GMO Emerging Country Debt Fund, Class III	4,293,756
5,107,044	GMO Short-Duration Collateral Fund	69,557,935
37,466	GMO Special Purpose Holding Fund(d)	20,232
100,765	GMO U.S. Treasury Fund	2,519,125
1,417,057	GMO World Opportunity Overlay Fund	31,090,229
	Total United States	107,481,277

	TOTAL MUTUAL FUNDS (COST $113,161,408)	107,481,277

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.8%

	Money Market Funds — 1.5%
2,268,880	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	2,268,880

	Other Short-Term Investments — 0.3%
400,000	U.S. Treasury Bill, 0.23%, due 05/05/11 (b)(e)	398,810

	TOTAL SHORT-TERM INVESTMENTS (COST $2,667,525)	2,667,690

	TOTAL INVESTMENTS — 104.5% (Cost $159,856,036)	154,197,573

	Other Assets and Liabilities (net) — (4.5%)	(6,571,459)

	TOTAL NET ASSETS — 100.0%	$147,626,114

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$170,880,269	$2,611,354	$(19,294,050)	$(16,682,696)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Emerging Country Debt Fund, Class III	$9,209,717	$—	$5,400,000	$—	$—	$—	$4,293,756
GMO Short-Duration Collateral Fund	95,722,342	—	18,000,000	376,880	—	9,948,581	69,557,935
GMO Special Purpose Holding Fund	20,606	—	—	—	—	—	20,232
GMO U.S. Treasury Fund	2,918,168	11,100,957	11,500,000	957	—	—	2,519,125
GMO World Opportunity Overlay Fund	45,924,652	—	16,000,000	—	—	—	31,090,229
Totals	$153,795,485	$11,100,957	$50,900,000	$377,837	$—	$9,948,581	$107,481,277

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
7/20/10	AUD	9,200,000	$7,751,970	$(463,078)
7/27/10	CAD	2,000,000	1,900,140	23,519
6/29/10	CHF	700,000	604,268	(56,552)
7/06/10	EUR	2,300,000	2,823,528	(78,623)
7/06/10	EUR	41,300,000	50,700,738	(4,016,191)
6/01/10	GBP	600,000	867,690	(55,176)
6/01/10	GBP	5,500,000	7,953,827	(272,520)
6/01/10	GBP	1,500,000	2,169,226	(111,881)
9/07/10	GBP	2,300,000	3,326,899	19,338
7/13/10	JPY	3,903,000,000	42,960,035	357,376
7/13/10	JPY	80,000,000	880,554	23,459
6/08/10	NZD	200,000	135,696	(8,262)
6/08/10	NZD	2,400,000	1,628,350	(106,190)
6/08/10	NZD	4,800,000	3,256,701	(147,925)
			$126,959,622	$(4,892,706)
Sales #
7/20/10	AUD	1,200,000	$1,011,126	$(25,927)
7/20/10	AUD	2,100,000	1,769,471	(36,132)
7/27/10	CAD	3,900,000	3,705,274	(16,356)
7/27/10	CAD	1,100,000	1,045,077	(11,262)
6/29/10	CHF	4,200,000	3,625,609	106,915
6/29/10	CHF	2,800,000	2,417,073	170,095
6/29/10	CHF	5,500,000	4,747,822	238,928
7/06/10	EUR	900,000	1,104,859	95,579
7/06/10	EUR	700,000	859,335	72,652
7/06/10	EUR	5,200,000	6,383,628	241,643
6/01/10	GBP	7,000,000	10,123,053	257,385
6/01/10	GBP	600,000	867,690	32,061
7/13/10	JPY	10,000,000	110,069	(2,684)
6/08/10	NZD	2,800,000	1,899,742	7,466
			$39,669,828	$1,130,363

†        Fund buys foreign currency; sells USD.

#       Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
6/22/10	EUR	700,000	SEK	6,791,300	$5,926
6/15/10	EUR	1,700,000	NOK	13,592,640	7,766
6/15/10	EUR	3,100,000	NOK	24,986,915	45,028
6/15/10	EUR	900,000	NOK	7,294,303	19,241
6/22/10	SEK	11,504,700	EUR	1,200,000	7,360
6/22/10	SEK	5,779,002	EUR	600,000	285
6/22/10	SEK	2,904,159	EUR	300,000	(1,725)
6/15/10	NOK	11,010,426	EUR	1,400,000	21,879
					$105,760

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2	Australian Government Bond 10 Yr.	June 2010	$175,779	$(140)
12	Australian Government Bond 3 Yr.	June 2010	1,040,159	1,193
88	Canadian Government Bond 10 Yr.	September 2010	10,166,522	(74,951)
150	Euro Bund	June 2010	23,706,606	893,896
145	Federal Funds 30 Day	June 2010	60,288,573	(3,202)
11	Japanese Government Bond 10 Yr. (TSE)	June 2010	16,966,099	104,687
18	UK Gilt Long Bond	September 2010	3,096,789	(13,320)
10	U.S. Treasury Note 5 Yr. (CBT)	September 2010	1,166,719	(3,702)
2	U.S. Treasury Note 2 Yr. (CBT)	September 2010	436,281	244
6	U.S. Treasury Bond (CBT)	September 2010	735,937	(7,987)
			$117,779,464	$896,718
Sales
47	Euro BOBL	June 2010	$6,953,435	$(207,714)
20	U.S. Treasury Note 10 Yr. (CBT)	September 2010	2,397,500	8,221
			$9,350,935	$(199,493)

Reverse Repurchase Agreements

Face Value		Description	Market Value
EUR	1,571,859	Barclays Bank, 0.25%, dated 05/19/10, to be repurchased on demand at face value plus accrued interest.	$(1,929,166)

Average balance outstanding	$(1,937,807)
Average interest rate	0.26%
Maximum balance outstanding	$(1,946,825)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	2.30%	Republic of Italy	N/A		$121,094
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	2.23%	Republic of Italy	15,000,000	USD	(232,656)
										$(111,562)
							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
54,000,000	EUR	3/28/2013	Merrill Lynch	Receive	2.22%	6 Month EUR LIBOR	$507,531
7,000,000	CHF	9/15/2015	Barclays Bank PLC	(Pay)	1.90%	6 Month CHF LIBOR	(135,488)
4,700,000	SEK	9/15/2015	Barclays Bank PLC	(Pay)	2.50%	3 Month SEK STIBOR	(812)
3,500,000	CHF	9/15/2015	Citigroup	(Pay)	1.90%	6 Month CHF LIBOR	(67,744)
1,300,000	CHF	9/15/2015	Deutsche Bank AG	(Pay)	1.90%	6 Month CHF LIBOR	(25,162)
7,000,000	CHF	9/15/2015	JP Morgan Bank	(Pay)	1.90%	6 Month CHF LIBOR	(135,488)
							$142,837
					Premiums to (Pay) Receive		$54,562

#    Receive - Fund receives fixed rate and pays variable rate.

      (Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen
CBT - Chicago Board of Trade
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.
TSE - Tokyo Stock Exchange
(a) All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.
(b) All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(c) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(d) Underlying investment represents interests in defaulted claims.
(e) Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen

NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.98% of net assets. The funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 9.12% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$4,896,650	$—	$4,896,650
Foreign Government Obligations	—	39,151,956	—	39,151,956
TOTAL DEBT OBLIGATIONS	—	44,048,606	—	44,048,606
Mutual Funds	107,461,045	20,232	—	107,481,277
Short-Term Investments	2,667,690	—	—	2,667,690
Total Investments	110,128,735	44,068,838	—	154,197,573
Derivatives
Forward Currency Contracts
Foreign Exchange risk	—	1,753,901	—	1,753,901
Futures Contracts
Interest Rate risk	1,008,241	—	—	1,008,241
Swap Agreements
Credit risk	—	—	121,094	121,094
Interest Rate risk	—	507,531	—	507,531
Total	$111,136,976	$46,330,270	$121,094	$157,588,340

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Exchange risk	$—	$(5,410,484)	$—	$(5,410,484)
Futures Contracts
Interest Rate risk	(311,016)	—	—	(311,016)
Swap Agreements
Credit risk	—	—	(232,656)	(232,656)
Interest Rate risk	—	(364,694)	—	(364,694)
Total	$(311,016)	$(5,775,178)	$(232,656)	$(6,318,850)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 41.19% and (0.18)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010

Swap Agreements	$17,943	$27,300	$—	$(27,300)	$(129,505)	$—	$—	$(111,562)

Total	$17,943	$27,300	$—	$(27,300)	$(129,505)	$—	$—	$(111,562)

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and  date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $1,926,166, collateralized by securities with a market value, plus accrued interest, of $2,124,244. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries,  regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.  Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations. Due to declines in the net assets of the Fund prior to February 28, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio.   Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$1,008,241	$—	$—	$—	$—	$1,008,241
Unrealized appreciation on forward currency contracts	—	1,753,901	—	—	—	1,753,901
Unrealized appreciation on swap agreements	507,531	—	121,094	—	—	628,625
Total	$1,515,772	$1,753,901	$121,094	$—	$—	$3,390,767

Liabilities:
Unrealized depreciation on futures contracts*	$(311,016)	$—	$—	$—	$—	$(311,016)
Unrealized depreciation on forward currency contracts	—	(5,410,484)	—	—	—	(5,410,484)
Unrealized depreciation on swap agreements	(364,694)	—	(232,656)	—	—	(597,350)
Total	$(675,710)	$(5,410,484)	$(232,656)	$—	$—	$(6,318,850)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts),  or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements
Average amount outstanding	$206,820,027	$94,927,542	$120,225,825

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.0%

	Australia — 4.7%
799,299	Australia and New Zealand Banking Group Ltd	15,127,199
4,041,384	BlueScope Steel Ltd *	7,805,323
1,055,580	Boart Longyear Group *	2,495,356
19,247,926	Charter Hall Office (REIT)	4,290,380
1,151,666	Commonwealth Bank of Australia	50,458,609
5,004,138	Dexus Property Group (REIT)	3,267,098
1,654,559	Goodman Fielder Ltd	1,896,379
11,459,441	Goodman Group (REIT)	5,953,218
4,118,943	GPT Group (REIT)	9,274,396
5,199,787	ING Office Fund	2,534,830
3,451,945	Mirvac Group (REIT)	3,743,350
449,245	National Australia Bank Ltd	9,359,165
828,243	OneSteel Ltd	2,233,079
1,918,699	Pacific Brands Ltd *	1,646,864
2,205,579	Qantas Airways Ltd *	4,543,322
100,290	Rio Tinto Ltd	5,716,552
4,301,804	Stockland (REIT)	13,967,327
910,147	Suncorp-Metway Ltd	6,224,114
662,354	TABCORP Holdings Ltd	3,724,138
5,203,539	Telstra Corp Ltd	12,968,514
447,526	Woodside Petroleum Ltd	16,348,493
378,015	Woolworths Ltd	8,428,289
	Total Australia	192,005,995

	Austria — 0.5%
144,682	Erste Group Bank AG	5,085,312
300,381	OMV AG	9,843,494
74,871	Raiffeisen International Bank Holding	3,147,387
80,669	Voestalpine AG	2,232,332
	Total Austria	20,308,525

	Belgium — 1.3%
3,311,052	Ageas	8,383,123
320,613	Anheuser-Busch InBev NV	15,262,607
231,193	Belgacom SA	7,117,248
35,159	Colruyt SA	7,947,258
94,666	Delhaize Group	7,550,433
1,269,224	Dexia SA *	5,354,383
78,601	KBC Groep NV *	3,033,784
	Total Belgium	54,648,836

	Canada — 2.2%
217,400	Bank of Montreal	12,745,705
257,000	EnCana Corp	7,919,527
185,500	Magna International Inc Class A	12,553,506
173,900	Methanex Corp	3,648,529
100,400	Metro Inc Class A	4,158,529
178,700	National Bank of Canada	9,772,126
226,500	Royal Bank of Canada	11,921,166
255,300	Sun Life Financial Inc	7,212,152
475,100	Teck Resources Ltd Class B *	16,161,706
92,200	Toronto-Dominion Bank (The)	6,307,868
	Total Canada	92,400,814

	Denmark — 0.7%
70,699	Danske Bank A/S *	1,421,104
24,674	FLSmidth & Co A/S	1,527,022
325,121	Novo-Nordisk A/S Class B	24,893,216
	Total Denmark	27,841,342

	Finland — 0.8%
179,411	Metso Oyj	5,592,808
322,652	Neste Oil Oyj	4,950,870
859,243	Nokia Oyj	8,631,622
161,570	Outokumpu Oyj	2,576,942
198,044	Rautaruukki Oyj	3,129,480
127,419	Sampo Oyj Class A	2,682,670
255,206	Tieto Oyj	4,798,831
	Total Finland	32,363,223

	France — 8.7%
85,395	Air Liquide SA	8,224,664
291,876	ArcelorMittal	8,810,089
789,208	BNP Paribas	44,716,590
69,732	Casino Guichard-Perrachon SA	5,320,724
134,016	Cie Generale de Geophysique *	3,014,261
133,919	Compagnie de Saint-Gobain	5,083,072
164,389	Essilor International SA	9,279,339
418,629	France Telecom SA	7,913,252
101,643	GDF Suez	3,144,247
56,445	Hermes International	7,304,679
98,045	L’Oreal SA	9,051,487
183,468	Lagardere SCA	5,813,662
112,329	LVMH Moet Hennessy Louis Vuitton SA	11,740,701
891,937	Natixis *	3,888,501
114,420	Nexans SA	7,055,911
272,404	Peugeot SA *	6,458,014
67,620	PPR	7,959,156
316,752	Renault SA *	11,226,414
428,818	Rhodia SA	7,263,708
145,798	Safran SA	3,884,601
1,226,426	Sanofi-Aventis	73,414,304
59,593	Schneider Electric SA	5,871,101
409,434	Silicon-On-Insulator Technologies *	3,784,492
519,247	Societe Generale *	22,218,190
1,753,658	Technicolor *	1,196,375
217,392	Technip SA	14,053,834
824,581	Total SA	38,199,927
107,718	Valeo SA *	2,986,207
605,878	Vivendi SA	13,030,837
133,932	Wendel	7,222,687
	Total France	359,131,026

	Germany — 3.6%
88,477	Adidas AG	4,386,305
245,570	Aixtron AG	6,622,647
160,219	Aurubis AG	7,343,197
350,088	BASF AG	18,422,454
48,100	Bilfinger & Berger AG	2,656,837
370,229	Deutsche Telekom AG (Registered)	4,149,287
246,994	E.ON AG	7,484,294
125,701	Hannover Rueckversicherung AG (Registered)	5,380,650

45,217	Hochtief AG	2,901,545
2,676,776	Infineon Technologies AG *	14,959,153
322,764	Kloeckner & Co AG *	6,091,261
143,329	Lanxess AG	5,807,322
186,759	MTU Aero Engines Holding AG	9,969,538
23,962	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,038,311
63,084	RWE AG	4,540,327
102,662	Salzgitter AG *	6,566,341
555,792	SAP AG *	23,521,585
87,813	Software AG	8,518,508
74,240	Stada Arzneimittel AG	2,658,679
311,218	Suedzucker AG	5,680,955
	Total Germany	150,699,196

	Greece — 0.3%
482,009	Alpha Bank A.E. *	2,706,565
625,194	National Bank of Greece SA *	7,563,630
152,594	OPAP SA	2,309,013
	Total Greece	12,579,208

	Hong Kong — 1.4%
2,931,221	CLP Holdings Ltd	20,616,554
512,600	Esprit Holdings Ltd	2,893,028
2,244,000	Hong Kong Electric Holdings Ltd	13,265,841
462,000	Li & Fung Ltd	2,052,108
8,023,000	Pacific Basin Shipping Ltd	5,447,693
398,000	Sun Hung Kai Properties Ltd	5,283,608
2,350,000	Yue Yuen Industrial Holdings	7,035,382
	Total Hong Kong	56,594,214

	Ireland — 0.5%
1,261,758	C&C Group Plc	4,955,726
405,219	CRH Plc	8,948,196
211,805	DCC Plc	4,846,348
82,868	Kerry Group Plc Class A	2,258,464
	Total Ireland	21,008,734

	Israel — 0.1%
910,476	Bezeq Israeli Telecommunication Corp Ltd	2,042,293
291,335	Israel Chemicals Ltd	3,209,972
44,024	Partner Communications Co Ltd	783,199
	Total Israel	6,035,464

	Italy — 5.0%
108,644	Atlantia SPA	2,005,446
221,937	Azimut Holding SPA	1,902,054
1,399,959	Bulgari SPA	10,425,383
8,129,533	Enel SPA	37,104,547
3,410,416	ENI SPA	63,904,755
236,396	Fondiaria—Sai SPA	2,320,880
385,212	Mediobanca SPA *	2,892,961
2,691,717	Parmalat SPA	6,435,489
180,086	Recordati SPA	1,275,087
271,078	Saipem SPA	8,363,874
1,581,229	Snam Rete Gas SPA	6,367,255
6,306,580	Telecom Italia SPA	7,494,525
10,790,927	Telecom Italia SPA-Di RISP	10,032,244
317,763	Tenaris SA	5,909,954

1,123,769	Terna SPA	4,192,730
16,961,451	UniCredit SPA	35,187,333
	Total Italy	205,814,517

	Japan — 25.5%
255,800	Advantest Corp	5,696,215
1,290,200	Aiful Corp *	1,671,159
1,198,600	Alps Electric Co Ltd *	10,544,437
1,186,000	Asahi Glass Co Ltd	12,444,975
563,100	Astellas Pharma Inc	17,760,458
249,500	Canon Inc	10,198,250
1,558,600	Chuo Mitsui Trust Holdings Inc	5,465,544
4,529	CyberAgent Inc	7,071,757
372,900	Daiei Inc *	1,626,016
1,055,000	Daiichi Chuo Kisen Kaisha *	3,104,599
2,333,000	Daikyo Inc *	4,534,844
1,323,000	Dainippon Screen Manufacturing Co Ltd *	6,167,645
278,600	Daito Trust Construction Co Ltd	13,999,690
361,800	Dena Co Ltd	10,779,459
158,300	Denso Corp	4,230,329
235,700	Don Quijote Co Ltd	6,083,563
1,572,000	Dowa Holdings Co Ltd	8,174,499
1,673,000	Ebara Corp *	7,279,030
182,700	Eisai Co Ltd	5,957,760
694,600	Elpida Memory Inc *	12,352,438
90,700	Fanuc Ltd	9,522,798
86,500	Fast Retailing Co Ltd	12,198,441
1,209,000	Fujitsu Ltd	7,696,193
1,561,000	Fuji Electric Holdings Co Ltd	4,258,881
1,650,000	Fuji Heavy Industries Ltd *	9,278,533
244,400	Fuji Oil Co Ltd	3,235,281
416,000	Hanwa Co Ltd	1,617,918
4,803,500	Haseko Corp *	4,653,269
144,700	Hikari Tsushin Inc	2,592,118
222,800	Hitachi Construction Machinery Co Ltd	4,497,329
2,307,000	Hitachi Ltd *	9,319,577
919,600	Honda Motor Co Ltd	27,950,440
280,500	Ibiden Co Ltd	8,439,830
991	INPEX Corp	6,156,543
2,518,000	Isuzu Motors Ltd	7,763,963
1,170,000	Itochu Corp	9,636,364
173,800	JFE Holdings Inc	5,722,766
6,533,930	JX Holdings Inc *	35,073,786
221,420	K’s Holdings Corp	5,143,793
2,762,000	Kajima Corp	6,470,302
367	Kakaku.com Inc	1,382,305
734,000	Kao Corp	15,634,838
2,476,000	Kawasaki Kisen Kaisha Ltd *	9,991,403
2,060	KDDI Corp	9,406,597
549,500	Komatsu Ltd	10,238,542
305,400	Konami Corp	5,038,625
38,900	Kyocera Corp	3,383,531
116,000	Lawson Inc	4,888,018
1,114,600	Leopalace21 Corp *	4,436,411
2,477,000	Marubeni Corp	13,848,928
114,800	Matsui Securities Co Ltd	764,082
4,460,000	Mazda Motor Corp	11,425,431
30,204	Meiji Holdings Co Ltd	1,083,182
1,113,100	Mitsubishi Corp	25,066,500

1,217,000	Mitsubishi Electric Corp	9,894,659
2,855,100	Mitsubishi UFJ Financial Group Inc	13,826,324
156,730	Mitsubishi UFJ Lease & Finance Co Ltd	5,857,796
363,000	Mitsui & Co Ltd	5,203,481
1,252,000	Mitsui OSK Lines Ltd	8,849,490
14,339,800	Mizuho Financial Group Inc	25,812,612
48,500	Murata Manufacturing Co Ltd	2,356,525
1,912	Net One Systems Co Ltd	2,435,769
136,400	Nidec Corp	12,402,483
30,600	Nintendo Co Ltd	8,897,247
554,000	Nippon Denko Co Ltd	3,683,695
746,000	Nippon Electric Glass Co Ltd	9,597,069
2,098,000	Nippon Light Metal *	2,900,753
1,446,000	Nippon Sheet Glass	3,770,865
449,100	Nippon Telegraph & Telephone Corp	18,418,042
923,500	Nippon Yakin Koguo Co Ltd *	3,121,623
2,620,000	Nippon Yusen KK	9,355,953
6,090,000	Nissan Motor Co Ltd *	43,809,824
105,300	Nitori Co Ltd	8,362,843
298,500	Nitto Denko Corp	10,573,323
542,000	NSK Ltd	3,891,003
15,423	NTT Docomo Inc	23,064,477
1,741,000	Obayashi Corp	6,797,924
116,100	Ono Pharmaceutical Co Ltd	4,549,876
277,860	ORIX Corp	21,177,368
3,439,000	Osaka Gas Co Ltd	11,663,057
1,256,000	Pacific Metals Co Ltd	9,461,804
1,964,600	Pioneer Corp *	7,155,757
81,940	Point Inc	4,659,386
1,181,900	Resona Holdings Inc	14,832,693
478,000	Ricoh Company Ltd	6,800,782
110,900	Ryohin Keikaku Co Ltd	4,521,015
203,400	Sankyo Co Ltd	8,792,268
1,076,500	Seven & I Holdings Co Ltd	24,719,013
184,900	SoftBank Corp	4,453,747
6,813,400	Sojitz Corp	11,202,860
276,300	Sony Corp	8,513,646
518,800	SUMCO Corp *	9,328,159
1,310,700	Sumitomo Corp	14,219,446
829,200	Sumitomo Electric Industries Ltd	9,784,864
649,000	Sumitomo Metal Mining Co Ltd	9,045,561
2,176,068	Sumitomo Trust & Banking Co Ltd	11,611,861
3,319,000	Taisei Corp	6,331,087
289,000	Taisho Pharmaceutical Co Ltd	5,334,608
632,000	Taiyo Yuden Co Ltd	8,223,723
974,800	Takeda Pharmaceutical Co Ltd	40,042,864
360,200	Takefuji Corp	1,083,496
77,800	TDK Corp	4,518,454
172,900	Tokyo Electron Ltd	10,107,519
1,285,000	Tokyo Gas Co Ltd	5,607,375
709,000	Tokyo Steel Manufacturing Co	7,829,794
1,918,000	Tokyo Tatemono Co Ltd	7,036,569
332,000	TonenGeneral Sekiyu KK	2,834,389
3,418,000	Toshiba Corp *	17,530,265
707,800	Toyota Motor Corp	25,629,943
510,000	Toyota Tsusho Corp	7,051,645
684,500	UNY Co Ltd	5,189,273
61,350	USS Co Ltd	4,003,123

37,560	Yamada Denki Co Ltd	2,616,410
	Total Japan	1,053,306,665

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 3.1%
1,390,218	Aegon NV *	7,831,016
275,990	ASML Holding NV	7,743,763
73,675	CSM	2,185,979
423,401	Heineken NV	18,037,520
4,484,782	ING Groep NV *	35,025,178
311,644	Koninklijke Ahold NV	3,908,482
731,460	Koninklijke BAM Groep NV	4,720,226
221,648	Koninklijke DSM NV	8,755,786
726,726	Koninklijke Philips Electronics NV	21,546,308
357,875	Reed Elsevier NV	3,731,233
487,825	TomTom NV *	3,095,460
199,539	Unilever NV	5,414,642
77,569	Wereldhave NV (REIT)	5,571,242
	Total Netherlands	127,566,835

	New Zealand — 0.3%
840,194	Fletcher Building Ltd	4,612,767
5,574,062	Telecom Corp of New Zealand	7,047,884
	Total New Zealand	11,660,651

	Norway — 0.6%
761,200	DnB NOR ASA	7,562,586
57,814	Frontline Ltd	1,904,547
1,109,589	Golden Ocean Group Ltd *	1,696,645
266,300	Petroleum Geo—Services ASA *	2,672,805
305,669	Seadrill Ltd	6,202,146
173,200	Yara International ASA	5,101,860
	Total Norway	25,140,589

	Portugal — 0.0%
130,239	EDP - Energias de Portugal SA	401,625

	Singapore — 2.5%
3,201,000	CapitaCommercial Trust (REIT)	2,578,148
2,136,000	Ezra Holdings Ltd	2,613,334
33,057,000	Golden Agri-Resources Ltd	11,910,860
697,000	Indofood Agri Resources Ltd *	1,001,696
2,606,000	Jaya Holdings Ltd *	1,116,355
1,022,200	MobileOne Ltd	1,505,612
2,915,000	Neptune Orient Lines Ltd *	3,889,879
5,514,181	Noble Group Ltd	6,860,539
1,851,000	Oversea-Chinese Banking Corp Ltd	11,034,564
955,000	SembCorp Marine Ltd	2,730,403
150,000	Singapore Airlines Ltd	1,516,677
2,568,000	Singapore Exchange Ltd	13,519,345
2,474,000	Singapore Press Holdings Ltd	6,593,529
9,263,000	Singapore Telecommunications	18,969,129
5,038,000	Suntec Real Estate Investment Trust (REIT)	4,518,507
631,000	United Overseas Bank Ltd	8,176,181
585,000	Venture Corp Ltd	3,502,777
	Total Singapore	102,037,535

	Spain — 2.3%
1,854,286	Banco Bilbao Vizcaya Argentaria SA	19,136,691
916,678	Banco Popular Espanol SA	4,606,336
4,069,928	Banco Santander SA	40,951,627
155,283	Inditex SA	8,585,631
801,063	Repsol YPF SA	16,367,754
238,737	Telefonica SA	4,532,835
	Total Spain	94,180,874

	Sweden — 3.7%
373,330	Alfa Laval AB	4,696,731
290,830	Assa Abloy AB Class B	5,810,306
565,015	Atlas Copco AB Class A	7,970,391
1,755,136	Boliden AB	20,828,652
503,611	Electrolux AB Class B	11,137,893
565,714	Hennes & Mauritz AB Class B	31,682,768
153,405	Modern Times Group AB Class B	7,970,110
134,193	NCC Class B	2,000,746
1,228,382	Nordea Bank AB	10,013,958
726,968	Sandvik AB	8,494,104
653,559	Skandinaviska Enskilda Banken AB Class A	3,341,031
317,839	SKF AB Class B	5,515,679
612,489	Svenska Handelsbanken AB Class A	14,790,411
1,695,262	Swedbank AB Class A *	15,005,855
432,181	Trelleborg AB Class B	2,564,376
	Total Sweden	151,823,011

	Switzerland — 5.9%
99,154	Actelion Ltd (Registered) *	3,578,733
392,072	Compagnie Financiere Richemont SA Class A	12,738,576
1,308,535	Nestle SA (Registered)	59,053,966
1,960,709	Novartis AG (Registered)	88,408,355
369,428	Roche Holding AG (Non Voting)	50,583,914
55,686	Swatch Group AG	14,476,709
7,572	Swisscom AG (Registered)	2,412,787
109,136	Synthes Inc	11,483,197
	Total Switzerland	242,736,237

	United Kingdom — 20.2%
2,045,178	3i Group Plc	8,373,843
856,986	Anglo American Plc *	32,705,803
1,302,948	ARM Holdings Plc	4,624,158
2,120,663	AstraZeneca Plc	89,146,818
2,699,687	Barclays Plc	11,776,387
714,361	BBA Aviation Plc	1,924,424
1,473,682	BG Group Plc	22,435,500
688,481	BHP Billiton Plc	18,824,329
1,200,629	BP Plc	8,558,753
353,957	British American Tobacco Plc	10,392,458
5,218,234	BT Group Plc	9,545,580
1,383,033	Burberry Group Plc	13,734,060
855,826	Capita Group Plc	9,591,752
941,791	Centrica Plc	3,717,964
1,101,145	Diageo Plc	16,801,344
864,173	Drax Group Plc	4,162,147
14,225,331	DSG International Plc *	5,419,169
331,357	Eurasian Natural Resources Corp	4,762,199
629,010	Firstgroup Plc	3,407,521

1,333,974	Game Group Plc	1,765,070
6,817,541	GlaxoSmithKline Plc	113,384,008
1,823,642	Home Retail Group Plc	6,577,033
2,380,726	HSBC Holdings Plc	21,460,168
176,875	Imperial Tobacco Group Plc	4,581,390
634,531	Kazakhmys Plc	10,764,758
2,252,506	Kesa Electricals Plc	3,481,702
798,220	Ladbrokes Plc	1,619,919
433,258	Lancashire Holdings Ltd	2,973,135
14,836,625	Lloyds Banking Group Plc *	12,001,469
184,862	London Stock Exchange Group Plc	1,701,439
546,340	Next Plc	16,332,037
1,366,840	Northern Foods Plc	951,592
432,534	Pearson Plc	5,914,328
339,599	Petrofac Ltd	5,490,766
220,843	Provident Financial Plc	2,578,749
399,670	Reckitt Benckiser Group Plc	18,604,646
921,529	Rio Tinto Plc	42,291,654
592,202	Rolls—Royce Group Plc *	5,014,435
53,298,180	Rolls—Royce Group Plc C Shares *	77,077
567,226	Royal Dutch Shell Group Class A (Amsterdam)	14,746,229
1,841,783	Royal Dutch Shell Plc A Shares (London)	48,319,616
1,243,474	Royal Dutch Shell Plc B Shares (London)	31,288,974
407,071	SABMiller Plc	11,434,490
269,545	Scottish & Southern Energy Plc	4,077,073
589,724	Smith & Nephew Plc	5,311,212
200,970	Spectris Plc	2,372,377
1,117,893	Stagecoach Group Plc	2,964,805
1,209,645	Standard Chartered Plc	28,458,158
980,949	Tesco Plc	5,815,338
1,253,556	Tomkins Plc	4,399,417
859,549	Travis Perkins Plc *	9,734,328
949,996	Trinity Mirror Plc *	1,364,510
423,937	Tullett Prebon Plc	1,960,480
177,160	Unilever Plc	4,757,629
310,468	Vedanta Resources Plc	10,305,279
20,815,591	Vodafone Group Plc	41,231,679
362,091	WH Smith Plc	2,327,124
2,253,097	William Hill Plc	5,701,392
670,020	Wolseley Plc *	15,798,268
1,708,169	Xstrata Plc	24,798,398
	Total United Kingdom	834,636,360

	United States — 0.1%
70,460	Signet Jewelers Ltd. *	2,169,366
	TOTAL COMMON STOCKS (COST $4,589,073,212)	3,877,090,842

	PREFERRED STOCKS — 0.4%

	Germany — 0.4%
184,728	Henkel AG & Co KGaA 1.39%	8,589,962
66,623	Porsche Automobil Holding SE 0.14%	2,890,153
228,387	ProSiebenSat.1 Media AG 0.17%	3,437,023
	Total Germany	14,917,138
	TOTAL PREFERRED STOCKS (COST $17,037,263)	14,917,138

		OPTIONS PURCHASED — 0.1%

		United Kingdom — 0.1%
GBP	7,593,720	Barclays PLC Call Options, Expires 9/17/10, Strike 280.00	5,571,390
		TOTAL OPTIONS PURCHASED (COST $4,751,998)	5,571,390

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS— 5.4%
NOK	646,682	Bank of America (Charlotte) Time Deposit, 1.00%, due 06/01/10	99,696
EUR	2,345,060	Bank of Nova Scotia (Toronto) Time Deposit, 0.04%, due 06/01/10	2,877,740
USD	36,800,000	BNP Paribas (Grand Cayman) Time Deposit, 0.23%, due 06/01/10	36,800,000
EUR	1,437,590	BNP Paribas (Paris) Time Deposit, 0.04%, due 06/01/10	1,764,138
NZD	13,949	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.95%, due 06/01/10	9,468
DKK	58,696	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/10	9,681
SEK	1,966,913	Citibank (New York) Time Deposit, 0.01%, due 06/01/10	250,513
GBP	270,567	Citibank (New York) Time Deposit, 0.08%, due 06/01/10	391,280
USD	36,800,000	Commerzbank (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	36,800,000
CHF	155,871	Credit Suisse AG (Zurich) Time Deposit, 0.01%, due 06/01/10	134,464
CAD	235,849	Deustche Bank (Frankfurt) Time Deposit, 0.07%, due 06/01/10	224,105
USD	46,407	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	46,407
USD	36,700,000	HSBC Bank (Grand Cayman) Time Deposit, 0.18%, due 06/01/10	36,700,000
JPY	87,114,160	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	958,246
AUD	677,655	HSBC Bank (London) Time Deposit, 3.75%, due 06/01/10	574,177
SGD	771,660	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/10	548,541
USD	36,800,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.10%, due 06/01/10	36,800,000
USD	36,800,000	Societe Generale (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	36,800,000
USD	31,424,000	U.S. Treasury Bill, 0.17%, due 09/23/10 (a)	31,407,597
		TOTAL SHORT-TERM INVESTMENTS (COST $223,194,544)	223,196,053

		TOTAL INVESTMENTS — 99.9% (Cost $4,834,057,017)	4,120,775,423

		Other Assets and Liabilities (net) — 0.1%	4,287,717

		TOTAL NET ASSETS — 100.0%	$4,125,063,140

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,904,709,674	$159,161,928	$(943,096,179)	$(783,934,251)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/18/10	CHF	30,220,000	$26,079,737	$(2,350,842)
6/18/10	CHF	117,200,316	101,143,397	(8,952,435)
6/18/10	CHF	111,575,316	96,289,045	(8,778,295)
6/18/10	EUR	11,201,564	13,748,231	(527,042)
6/18/10	GBP	26,458,412	38,263,895	(1,242,747)
6/18/10	GBP	23,133,355	33,455,230	(1,873,336)
6/18/10	GBP	10,579,539	15,300,025	(984,403)
6/18/10	HKD	92,032,935	11,821,279	(40,028)
6/18/10	NOK	59,252,709	9,127,805	(896,083)
6/18/10	SEK	153,190,331	19,513,807	(1,898,537)
6/18/10	SEK	269,916,331	34,382,687	(3,302,172)
6/18/10	SEK	162,764,727	20,733,420	(2,037,177)
6/18/10	SEK	162,764,727	20,733,420	(2,038,999)
6/18/10	SEK	148,147,727	18,871,466	(1,835,463)
6/18/10	SEK	162,764,727	20,733,420	(2,011,791)
6/18/10	SEK	217,306,488	27,681,100	(2,688,310)
			$507,877,964	$(41,457,660)
Sales #
6/18/10	CAD	27,203,691	$25,848,235	$1,383,232
6/18/10	CHF	56,314,846	48,599,484	1,950,524
6/18/10	EUR	29,001,149	35,594,539	3,441,326
6/18/10	EUR	10,807,136	13,264,130	1,234,214
6/18/10	EUR	4,681,837	5,746,249	554,005
6/18/10	JPY	4,165,563,607	45,831,299	(968,029)
6/18/10	JPY	1,973,649,776	21,714,932	(564,085)
6/18/10	JPY	4,004,125,607	44,055,089	(925,774)
6/18/10	JPY	2,281,642,995	25,103,605	(567,012)
6/18/10	NOK	59,252,709	9,127,805	387,187
6/18/10	SEK	263,755,216	33,597,867	2,991,530
6/18/10	SGD	31,007,360	22,041,434	498,226
6/18/10	SGD	31,007,360	22,041,434	511,834
			$352,566,102	$9,927,178

†                       Fund buys foreign currency; sells USD.

#                      Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
19	Amsterdam Exchanges	June 2010	$1,482,718	$13,500
727	CAC 40	June 2010	30,859,322	(159,575)
307	DAX	June 2010	55,894,933	(438,107)
369	FTSE 100	June 2010	27,505,112	56,278
575	FTSE/MIB	June 2010	68,122,238	(10,314,063)
6	Hang Seng	June 2010	755,297	17,307
16	IBEX 35	June 2010	1,807,890	22,730
910	MSCI Singapore	June 2010	42,336,751	1,085,743
140	OMXS 30	June 2010	1,734,356	10,906
270	TOPIX	June 2010	26,023,641	(882,077)
			$256,522,258	$(10,587,358)
Sales
486	SPI 200	June 2010	$45,542,137	$3,809,470
570	S&P Toronto 60	June 2010	74,245,154	2,110,672
			$119,787,291	$5,920,142

Written Options

	Notional Amount	Expiration Date	Description		Premiums	Market Value
Put	7,593,720	9/17/2010	GBP	Barclays PLC Put, Strike 240.00	$(3,563,998)	$(1,955,141)
					$(3,563,998)	$(1,955,141)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
82,890,000	JPY	9/21/2010	Goldman Sachs	1 Month JPY LIBOR - 5.00%	Return on Takefuji Corp	$(57,934)
						$(57,934)
					Premiums to (Pay) Receive	$—

As of May 31, 2010, for futures, swap contracts and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

*                 Non-income producing security.

(a)          Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 91.20% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$2,495,356	$189,510,639		$—	$192,005,995
Austria	—	20,308,525		—	20,308,525
Belgium	—	54,648,836		—	54,648,836
Canada	92,400,814	—		—	92,400,814
Denmark	—	27,841,342		—	27,841,342
Finland	—	32,363,223		—	32,363,223
France	—	359,131,026		—	359,131,026
Germany	—	150,699,196		—	150,699,196
Greece	—	12,579,208		—	12,579,208
Hong Kong	—	56,594,214		—	56,594,214
Ireland	—	21,008,734		—	21,008,734
Israel	—	6,035,464		—	6,035,464
Italy	—	205,814,517		—	205,814,517
Japan	35,073,786	1,018,232,879		—	1,053,306,665
Malta	—	0	*	—	0
Netherlands	—	127,566,835		—	127,566,835
New Zealand	—	11,660,651		—	11,660,651
Norway	—	25,140,589		—	25,140,589
Portugal	—	401,625		—	401,625
Singapore	—	102,037,535		—	102,037,535
Spain	—	94,180,874		—	94,180,874
Sweden	—	151,823,011		—	151,823,011
Switzerland	—	242,736,237		—	242,736,237
United Kingdom	—	834,636,360		—	834,636,360
United States	—	2,169,366		—	2,169,366
TOTAL COMMON STOCKS	129,969,956	3,747,120,886		—	3,877,090,842
Preferred Stocks
Germany	—	14,917,138		—	14,917,138
TOTAL PREFERRED STOCKS	—	14,917,138		—	14,917,138
Options Purchased
United Kingdom	—	5,571,390		—	5,571,390
TOTAL OPTIONS PURCHASED	—	5,571,390		—	5,571,390
Short-Term Investments	223,196,053	—		—	223,196,053
Total Investments	353,166,009	3,767,609,414		—	4,120,775,423
Derivatives
Forward Currency Contracts
Foreign Currency risk	—	12,952,078		—	12,952,078
Futures Contracts
Equity risk	2,110,672	5,015,934		—	7,126,606
Total Derivatives	2,110,672	17,968,012		—	20,078,684
Total	$355,276,681	$3,785,577,426		$—	$4,140,854,107

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Currency risk	$—	$(44,482,560)	$—	$(44,482,560)
Futures Contracts
Equity risk	—	(11,793,822)	—	(11,793,822)
Written Options
Equity risk	—	(1,955,141)	—	(1,955,141)
Swap Agreements
Equity risk	—	(57,934)	—	(57,934)
Total Derivatives	—	(58,289,457)	—	(58,289,457)
Total	$—	$(58,289,457)	$—	$(58,289,457)

*Represents the interest in securities that have no value at May 31, 2010.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2010, the Fund used purchased call option contracts as a substitute for direct equity investment (when paired with written put options). Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2010, the Fund used written put option contracts as a substitute for direct equity investment (when paired with purchased call options). Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$(7,593,720)	—	$(3,563,998)	$—	—	$—
Options written	—	—	—	—	—	—
Options exercised
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	$(7,593,720)	—	$(3,563,998)	$—	—	$—

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants received as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$—	$—	$5,571,390	$—	$5,571,390
Unrealized appreciation on futures contracts*	—	—	—	7,126,606	—	7,126,606
Unrealized appreciation on forward currency contracts	—	12,952,078	—	—	—	12,952,078
Total	$—	$12,952,078	$—	$12,697,996	$—	$25,650,074

Liabilities:
Written options outstanding	$—	$—	$—	$(1,955,141)	$—	$(1,955,141)
Unrealized depreciation on futures contracts*	—	—	—	(11,793,822)	—	(11,793,822)
Unrealized depreciation on forward currency contracts	—	(44,482,560)	—	—	—	(44,482,560)
Unrealized depreciation on swap agreements	—	—	—	(57,934)	—	(57,934)
Total	$—	$(44,482,560)	$—	$(13,806,897)	$—	$(58,289,457)

* The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements	Options	Rights/ Warrants
Average amount outstanding	$811,387,174	$298,505,283	$1,111,816	$22,851,409	$98,066

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
20,391,936	GMO Emerging Markets Fund, Class VI	233,079,823
1,100,262	GMO Flexible Equities Fund, Class VI	20,178,803
19,048,833	GMO International Growth Equity Fund, Class IV	348,022,170
19,262,419	GMO International Intrinsic Value Fund, Class IV	347,686,663
1,450,739	GMO International Small Companies Fund, Class III	9,081,629
	TOTAL MUTUAL FUNDS (COST $1,144,293,370)	958,049,088

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

16,363	State Street Eurodollar Time Deposit, 0.01%, due 06/01/10	16,363
	TOTAL SHORT-TERM INVESTMENTS (COST $16,363)	16,363

	TOTAL INVESTMENTS — 100.0% (Cost $1,144,309,733)	958,065,451

	Other Assets and Liabilities (net) — (0.0%)	(68,826)

	TOTAL NET ASSETS — 100.0%	$957,996,625

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,231,036,838	$—	$(272,971,387)	$(272,971,387)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Asset Allocation Bond Fund	$—	$24,975	$24,881	$—	$—	$—
GMO Emerging Markets Fund, Class VI	225,157,009	12,746,095	900,000	—	—	233,079,823
GMO Flexible Equities Fund, Class VI	20,420,861	—	—	—	—	20,178,803
GMO International Growth Equity Fund, Class IV	378,180,167	4,598,330	7,757,355	—	—	348,022,170
GMO International Intrinsic Value Fund, Class IV	374,634,191	4,397,756	2,647,840	—	—	347,686,663
GMO International Small Companies Fund, Class III	19,366,944	128,308	10,746,000	128,308	—	9,081,629
Totals	$1,017,759,172	$21,895,464	$22,076,076	$128,308	$—	$958,049,088

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.48% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 86.59% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$958,049,088	$—	$—	$958,049,088
Short-Term Investments	16,363	—	—	16,363
Total Investments	958,065,451	—	—	958,065,451
Total	$958,065,451	$—	$—	$958,065,451

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 1.48% of total net assets.

The Fund held no direct investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. An underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than the underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Market Risk — Fixed Income Securities (risk that the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s  shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

Subsequent event

Effective June 30, 2010, the premium on cash purchases was 0.21% of the amount invested and the fee on cash redemptions was 0.21% of the amount redeemed.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.0%

	Australia — 5.1%
93,012	ASX Ltd	2,439,843
222,026	Australia and New Zealand Banking Group Ltd	4,201,971
416,401	BHP Billiton Ltd	13,508,118
99,538	Cochlear Ltd	6,153,760
986,622	Commonwealth Bank of Australia	43,227,441
197,222	JB Hi—Fi Ltd	3,122,477
413,924	Rio Tinto Ltd	23,593,758
2,668,806	Telstra Corp Ltd	6,651,329
51,350	Westpac Banking Corp	1,007,861
292,084	Woodside Petroleum Ltd	10,670,069
1,196,433	Woolworths Ltd	26,675,880
	Total Australia	141,252,507

	Austria — 0.5%
38,671	Andritz AG	2,117,369
145,925	Erste Group Bank AG	5,129,001
946,419	Immofinanz AG *	2,869,138
946,419	Immofinanz AG (Entitlement Shares) *	—
26,565	Raiffeisen International Bank Holding	1,116,725
90,083	Voestalpine AG	2,492,842
	Total Austria	13,725,075

	Belgium — 1.4%
289,714	Anheuser-Busch InBev NV	13,791,677
9,576	Bekaert NV	1,590,472
168,160	Belgacom SA	5,176,785
23,836	Colruyt SA	5,387,833
12,322	Groupe Bruxelles Lambert SA	882,582
67,866	Mobistar SA	3,428,305
250,204	Nyrstar	2,608,551
87,682	Telenet Group Holding NV *	2,246,933
152,096	Umicore	4,563,491
	Total Belgium	39,676,629

	Canada — 3.5%
212,800	Canadian National Railway Co	12,213,151
52,400	First Quantum Minerals Ltd	2,775,348
76,100	IGM Financial Inc	2,873,636
43,900	Imperial Oil Ltd	1,666,481
79,200	Metro Inc Class A	3,280,433
135,500	Pacific Rubiales Energy Corp *	2,819,698
43,900	Petrobank Energy & Resources Ltd *	1,823,744
117,300	Red Back Mining Inc *	2,992,688
219,800	Research In Motion Ltd *	13,322,921
168,100	Rogers Communications Inc Class B	5,715,144
94,700	Royal Bank of Canada	4,984,258
150,100	Shaw Communications Inc Class B	2,744,132
171,400	Shoppers Drug Mart Corp	5,804,538
845,300	Teck Resources Ltd Class B *	28,754,979
92,400	Toronto-Dominion Bank (The)	6,321,551
	Total Canada	98,092,702

	Denmark — 2.7%
198	AP Moller — Maersk A/S Class A	1,468,284

278,609	Danske Bank A/S *	5,600,252
38,873	FLSmidth & Co A/S	2,405,768
787,789	Novo-Nordisk A/S Class B	60,317,856
41,524	Novozymes A/S Class B	4,402,345
	Total Denmark	74,194,505

	Finland — 0.5%
121,451	Alma Media Corp	999,645
51,325	Kone Oyj Class B	1,997,926
164,849	Metso Oyj	5,138,864
480,185	Nokia Oyj	4,823,752
	Total Finland	12,960,187

	France — 3.7%
23,412	Air Liquide SA	2,254,885
187,418	BNP Paribas	10,619,119
26,007	Compagnie Generale des Etablissements Michelin-Class B	1,714,980
100,538	Danone SA	5,126,256
54,092	Dassault Systemes SA	3,097,568
28,514	Electricite de France	1,248,353
71,582	Essilor International SA	4,040,621
63,085	Hermes International	8,163,977
29,686	Iliad SA	2,476,006
120,704	L’Oreal SA	11,143,359
89,324	LVMH Moet Hennessy Louis Vuitton SA	9,336,204
19,368	Neopost SA	1,392,293
48,853	Renault SA *	1,731,462
153,329	Sanofi-Aventis	9,178,329
59,704	Schneider Electric SA	5,882,037
213,610	SES SA	4,425,962
139,180	Silicon-On-Insulator Technologies *	1,286,473
100,710	Societe Generale *	4,309,305
100,892	Technip SA	6,522,409
168,753	Total SA	7,817,731
12,531	Vallourec SA	2,294,955
	Total France	104,062,284

	Germany — 3.8%
42,270	Adidas AG	2,095,563
224,958	Aixtron AG	6,066,773
374,053	BASF AG	19,683,548
61,849	Bayerische Motoren Werke AG	2,853,120
57,744	Beiersdorf AG	3,124,454
62,148	Deutsche Bank AG (Registered)	3,698,116
18,249	Fielmann AG	1,360,988
76,892	HeidelbergCement AG	4,072,941
1,676,590	Infineon Technologies AG *	9,369,617
104,680	Lanxess AG	4,241,364
54,878	MTU Aero Engines Holding AG	2,929,489
3,716	Puma AG Rudolf Dassler Sport	1,050,630
926,134	SAP AG *	39,194,770
37,670	Software AG	3,654,267
51,643	Suedzucker AG	942,688
	Total Germany	104,338,328

	Greece — 0.6%
422,904	Alpha Bank A.E. *	2,374,680
207,700	EFG Eurobank Ergasias *	1,039,929
553,685	National Bank of Greece SA *	6,698,511

316,444	OPAP SA	4,788,347
241,983	Piraeus Bank SA *	1,239,594
	Total Greece	16,141,061

	Hong Kong — 1.8%
494,500	BOC Hong Kong Holdings Ltd	1,104,581
1,869,000	CLP Holdings Ltd	13,145,491
907,374	Esprit Holdings Ltd	5,121,066
533,800	Hang Seng Bank Ltd	7,135,984
1,344,000	Hong Kong Electric Holdings Ltd	7,945,317
3,937,340	Hong Kong & China Gas	8,619,596
86,800	Hong Kong Aircraft Engineering Co Ltd	933,234
204,300	Hong Kong Exchanges & Clearing Ltd	3,149,142
290,000	Li & Fung Ltd	1,288,120
100,000	Sun Hung Kai Properties Ltd	1,327,540
117,000	Swire Pacific Ltd	1,265,143
	Total Hong Kong	51,035,214

	Ireland — 0.1%
79,989	CRH Plc	1,766,347

	Israel — 0.1%
101,081	Check Point Software Technologies Ltd *	3,100,154

	Italy — 0.4%
100,195	Ansaldo STS SPA	1,511,373
109,080	Azimut Holding SPA	934,842
104,536	ENI SPA	1,958,807
103,549	Saipem SPA	3,194,914
164,255	Tenaris SA	3,054,917
	Total Italy	10,654,853

	Japan — 21.3%
40,200	ABC-Mart Inc	1,386,377
180,200	Aisin Seiki Co Ltd	5,018,967
708,000	Asahi Glass Co Ltd	7,429,210
392,800	Astellas Pharma Inc	12,389,110
466,550	Canon Inc	19,070,114
286,500	Chugai Pharmaceutical Co Ltd	4,952,026
835	CyberAgent Inc	1,303,801
206,400	Daiichi Sankyo Co Ltd	3,579,648
87,900	Daito Trust Construction Co Ltd	4,416,988
103,500	Dena Co Ltd	3,083,676
184,100	Denso Corp	4,919,795
47,100	Disco Corp	3,150,784
245,300	Eisai Co Ltd	7,999,117
170,600	Elpida Memory Inc *	3,033,870
197,600	Fanuc Ltd	20,746,469
90,400	Fast Retailing Co Ltd	12,748,429
1,293,000	Fujitsu Ltd	8,230,916
44,300	Hirose Electric Co Ltd	4,196,099
117,200	Hisamitsu Pharmaceutical Co Inc	4,259,267
101,200	Hitachi Construction Machinery Co Ltd	2,042,772
612,000	Hitachi Ltd *	2,472,293
45,100	Hokuriku Electric Power Co	912,477
635,200	Honda Motor Co Ltd	19,306,350
343,900	Hoya Corp	8,169,023
146,800	Ibiden Co Ltd	4,416,995
467	INPEX Corp	2,901,217

531,900	Itochu Corp	4,380,839
85,300	Ito En Ltd	1,196,875
747	Japan Tobacco Inc	2,343,426
684	Kakaku.com Inc	2,576,285
689,000	Kao Corp	14,676,299
850	KDDI Corp	3,881,363
44,630	Keyence Corp	9,819,977
1,077,000	Kintetsu Corp	3,165,531
141,000	Koito Manufacturing Co Ltd	2,233,534
680,400	Komatsu Ltd	12,677,532
138,000	Kuraray Co Ltd	1,685,494
110,200	Lawson Inc	4,643,617
106,900	Makita Corp	2,924,839
676,000	Marubeni Corp	3,779,522
519,500	Mitsubishi Chemical Holdings Corp	2,435,923
554,600	Mitsubishi Corp	12,489,337
1,540,000	Mitsubishi Electric Corp	12,520,768
2,528,100	Mizuho Financial Group Inc	4,550,751
162,500	Murata Manufacturing Co Ltd	7,895,574
262,000	NHK Spring Co Ltd	2,467,983
216,900	Nidec Corp	19,722,130
215,000	Nikon Corp	4,111,826
72,600	Nintendo Co Ltd	21,109,156
477,000	Nippon Electric Glass Co Ltd	6,136,464
1,936,300	Nissan Motor Co Ltd *	13,929,222
53,000	Nissha Printing Co Ltd	1,570,408
88,500	Nitori Co Ltd	7,028,601
195,200	Nitto Denko Corp	6,914,280
144,000	Nomura Research Institute Ltd	3,240,261
773,000	NSK Ltd	5,549,346
9,209	NTT Docomo Inc	13,771,689
625,000	Odakyu Electric Railway Co Ltd	5,014,061
142,800	Olympus Corp	3,657,873
53,100	Ono Pharmaceutical Co Ltd	2,080,951
32,300	Oriental Land Co Ltd	2,455,192
20,810	ORIX Corp	1,586,054
4,267	Rakuten Inc	2,983,977
148,000	Resona Holdings Inc	1,857,381
87,000	Ricoh Company Ltd	1,237,799
72,300	Sankyo Co Ltd	3,125,275
134,800	Secom Co Ltd	5,797,982
318,000	Seven & I Holdings Co Ltd	7,302,040
686	Seven Bank Ltd	1,180,139
27,200	Shimamura Co Ltd	2,461,535
227,600	Shin-Etsu Chemical Co Ltd	11,486,549
99,400	Shinko Electric Industries Co Ltd	1,426,187
182,000	Shionogi & Co Ltd	3,214,957
276,000	Shiseido Co Ltd	5,261,039
224,200	SoftBank Corp	5,400,379
214,100	Sony Corp	6,597,074
197,700	Stanley Electric Co Ltd	3,641,463
418,900	Sumitomo Electric Industries Ltd	4,943,173
413,000	Sumitomo Metal Mining Co Ltd	5,756,266
94,600	Suzuki Motor Corp	1,886,148
49,000	Sysmex Corp	2,762,496
260,000	Taiyo Nippon Sanso Corp	2,038,843
624,900	Takeda Pharmaceutical Co Ltd	25,669,661
272,900	Terumo Corp	12,744,565
364,000	Tobu Railway Co Ltd	1,870,708
261,000	Toho Zinc Co Ltd	1,043,139

164,300	Tokyo Electron Ltd	9,604,774
4,075,000	Toshiba Corp *	20,899,891
110,900	Toyoda Gosei Co Ltd	2,823,372
85,500	Toyota Boshoku Corp	1,408,702
120,000	Toyota Tsusho Corp	1,659,211
104,000	Toyo Suisan Kaisha Ltd	2,271,133
154,000	Trend Micro Inc	4,486,801
113,300	Tsumura & Co	3,064,626
77,900	Unicharm Corp	7,689,878
21,797	Yahoo Japan Corp	7,602,799
62,490	Yamada Denki Co Ltd	4,353,021
	Total Japan	589,911,756

	Netherlands — 3.8%
412,677	ASML Holding NV	11,578,945
64,895	Boskalis Westminster	2,425,227
64,981	Fugro NV	3,348,462
90,150	Heineken NV	3,840,526
39,322	Koninklijke Vopak NV	1,489,903
916,128	Koninklijke KPN NV	11,820,292
1,187,561	Koninklijke Philips Electronics NV	35,209,356
79,217	Randstad Holdings NV *	3,275,459
417,279	Reed Elsevier NV	4,350,584
209,433	TNT NV	5,241,329
884,634	Unilever NV	24,005,213
	Total Netherlands	106,585,296

	Norway — 2.6%
378,800	Acergy SA *	5,689,119
259,800	Aker Solutions ASA	3,659,223
561,200	DnB NOR ASA	5,575,569
63,681	Frontline Ltd	2,097,822
987,400	Golden Ocean Group Ltd *	1,509,809
5,672,000	Marine Harvest *	4,531,070
710,800	Norsk Hydro ASA	4,264,695
403,800	Petroleum Geo—Services ASA *	4,052,868
187,335	Schibsted ASA	3,694,563
517,690	Seadrill Ltd	10,504,136
146,450	Statoil ASA	2,903,645
253,500	Storebrand ASA *	1,359,187
197,800	Subsea 7 Inc *	3,099,170
752,500	Telenor ASA	9,202,074
252,200	TGS Nopec Geophysical Co ASA *	3,425,645
218,280	Yara International ASA	6,429,758
	Total Norway	71,998,353

	Portugal — 0.2%
523,066	Portugal Telecom SGPS SA	5,314,189

	Singapore — 2.5%
1,516,000	Ezra Holdings Ltd	1,854,782
6,920,000	Genting Singapore Plc *	5,033,987
10,930,000	Golden Agri-Resources Ltd	3,938,219
507,000	Hyflux Ltd	1,018,520
977,000	Keppel Corp Ltd	6,077,342
842,000	Keppel Land Ltd	2,083,206
2,212,000	Midas Holdings Ltd	1,420,135
1,049,000	Olam International Ltd	1,746,505
225,000	Oversea-Chinese Banking Corp Ltd	1,341,317

1,497,000	SembCorp Marine Ltd	4,280,014
1,502,000	Singapore Exchange Ltd	7,907,343
2,439,000	Singapore Press Holdings Ltd	6,500,249
3,660,000	Singapore Technologies Engineering Ltd	8,126,189
6,039,500	Singapore Telecommunications	12,367,921
1,367,000	StarHub Ltd	2,079,881
856,000	Wilmar International Ltd	3,530,132
	Total Singapore	69,305,742

	Spain — 2.8%
830,485	Banco Bilbao Vizcaya Argentaria SA	8,570,811
2,575,431	Banco Santander SA	25,913,994
209,347	Inditex SA	11,574,841
467,310	Mapfre SA	1,285,864
74,156	Obrascon Huarte Lain SA	1,829,113
1,480,409	Telefonica SA	28,108,129
	Total Spain	77,282,752

	Sweden — 4.9%
453,106	Alfa Laval AB	5,700,364
211,979	Alliance Oil Company Ltd SDR *	2,747,131
197,617	Assa Abloy AB Class B	3,948,063
349,174	Atlas Copco AB	4,484,421
435,546	Atlas Copco AB Class A	6,144,035
722,630	Boliden AB	8,575,637
345,416	Electrolux AB Class B	7,639,242
137,178	Elekta AB Class B	3,291,689
188,174	Getinge AB Class B	3,700,704
617,394	Hennes & Mauritz AB Class B	34,577,102
291,838	Hexagon AB Class B	3,631,922
224,357	Kinnevik Investment AB	3,500,690
258,666	Lundin Petroleum AB *	1,180,695
54,307	Millicom International Cellular SA SDR	4,341,352
120,655	Modern Times Group AB Class B	6,268,593
1,104,546	Nordea Bank AB	9,004,428
51,747	Oriflame Cosmetics SA SDR	2,549,098
594,713	Sandvik AB	6,948,799
343,762	Scania AB Class B	5,022,910
144,760	Securitas AB Class B	1,282,017
222,601	Skandinaviska Enskilda Banken AB Class A	1,137,949
78,106	SKF AB Class B	1,355,427
301,334	Swedish Match AB	6,221,655
232,463	Tele2 AB Class B	3,373,244
	Total Sweden	136,627,167

	Switzerland — 10.8%
79,525	Actelion Ltd (Registered) *	2,870,270
294,828	Clariant AG (Registered) *	3,431,502
479,946	Compagnie Financiere Richemont SA Class A	15,593,637
42,055	Geberit AG (Registered)	6,350,823
62,268	Holcim Ltd	3,920,711
24,790	Kuehne & Nagel International AG (Registered)	2,317,913
1,815,318	Nestle SA (Registered)	81,924,998
70,249	Nobel Biocare Holding AG	1,333,605
1,619,983	Novartis AG (Registered)	73,045,022
517,779	Roche Holding AG (Non Voting)	70,896,869
5,392	SGS SA (Registered)	6,771,163
895	Sika AG	1,384,367
87,341	Sonova Holding AG (Registered)	9,397,623

29,749	Swatch Group AG	7,733,858
11,174	Swisscom AG (Registered)	3,560,550
9,430	Syngenta AG (Registered)	2,079,059
71,411	Synthes Inc	7,513,804
	Total Switzerland	300,125,774

	United Kingdom — 21.9%
243,081	Admiral Group Plc	4,507,938
364,666	Aggreko Plc	6,626,804
1,200,115	Anglo American Plc *	45,800,894
74,178	Antofagasta Plc	941,623
651,313	AstraZeneca Plc	27,379,400
994,233	Barclays Plc	4,336,974
534,390	BG Group Plc	8,135,613
507,354	BHP Billiton Plc	13,871,986
1,083,441	British American Tobacco Plc	31,810,686
886,475	Burberry Group Plc	8,803,044
635,658	Capita Group Plc	7,124,198
70,315	Carnival Plc	2,643,453
1,027,716	Centrica Plc	4,057,176
1,436,721	Cobham Plc	4,766,872
2,182,232	Diageo Plc	33,296,641
114,866	Drax Group Plc	553,233
540,068	EnQuest Plc *	763,512
470,397	Eurasian Natural Resources Corp	6,760,455
171,603	Experian Plc	1,525,553
6,699,928	GlaxoSmithKline Plc	111,427,961
770,121	HSBC Holdings Plc	6,941,969
298,424	Inmarsat Plc	3,243,681
216,084	Intertek Group Plc	4,418,491
433,463	Kazakhmys Plc	7,353,659
1,976,384	Lloyds Banking Group Plc *	1,598,713
476,440	Man Group Plc	1,593,717
299,331	Micro Focus International Plc	2,044,585
207,772	Next Plc	6,211,041
690,658	Old Mutual Plc	1,131,534
391,399	Petrofac Ltd	6,328,288
100,645	Petropavlovsk Plc	1,736,319
44,808	Premier Oil Plc *	751,966
27,199	Randgold Resources Ltd	2,363,757
640,027	Reckitt Benckiser Group Plc	29,793,269
1,000,063	Reed Elsevier Plc	6,925,269
234,592	Rightmove Plc	2,346,490
1,358,724	Rio Tinto Plc	62,355,807
219,552	Royal Dutch Shell Plc A Shares (London)	5,759,999
189,244	Royal Dutch Shell Plc B Shares (London)	4,761,861
638,628	SABMiller Plc	17,938,850
353,315	Sage Group Plc (The)	1,207,176
483,982	Shire Plc	9,849,106
182,358	Smiths Group Plc	2,707,133
700,069	Smith & Nephew Plc	6,305,009
1,029,280	Standard Chartered Plc	24,214,884
273,077	TUI Travel Plc	933,228
336,947	Tullett Prebon Plc	1,558,198
177,937	Tullow Oil Plc	2,858,415
112,895	Unilever Plc	3,031,793
246,473	Vedanta Resources Plc	8,181,111
5,221,455	Vodafone Group Plc	10,342,697
200,326	Weir Group Plc (The)	2,678,502

403,084	William Hill Plc	1,019,991
2,282,436	Xstrata Plc	33,135,338
	Total United Kingdom	608,755,862

	TOTAL COMMON STOCKS (COST $2,881,043,459)	2,636,906,737

	PREFERRED STOCKS — 0.2%

	Germany — 0.2%
50,835	Henkel AG & Co KGaA 1.39%	2,363,857
163,707	ProSiebenSat.1 Media AG 0.17%	2,463,646
	Total Germany	4,827,503

	TOTAL PREFERRED STOCKS (COST $5,391,347)	4,827,503

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 4.1%
NOK	1,276,210	Bank of America (Charlotte) Time Deposit, 1.00%, due 06/01/10	196,747
USD	25,000,000	BNP Paribas (Grand Cayman) Time Deposit, 0.23%, due 06/01/10	25,000,000
AUD	11,180	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.75%, due 06/01/10	9,473
NZD	1,437	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.95%, due 06/01/10	976
DKK	58,796	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/10	9,698
SEK	4,487,608	Citibank (New York) Time Deposit, 0.01%, due 06/01/10	571,557
EUR	934,926	Citibank (New York) Time Deposit, 0.04%, due 06/01/10	1,147,294
USD	25,000,000	Commerzbank (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	25,000,000
CHF	186,207	Credit Suisse AG (Zurich) Time Deposit, 0.01%, due 06/01/10	160,634
CAD	59,834	Deustche Bank (Frankfurt) Time Deposit, 0.07%, due 06/01/10	56,855
USD	24,845	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	24,845
USD	9,000,000	HSBC Bank (Grand Cayman) Time Deposit, 0.18%, due 06/01/10	9,000,000
HKD	1,455,243	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	186,869
JPY	58,447,200	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	642,913
GBP	780,074	HSBC Bank (London) Time Deposit, 0.08%, due 06/01/10	1,128,105
SGD	654,997	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/10	465,610
USD	25,000,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.10%, due 06/01/10	25,000,000
USD	25,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	25,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $113,601,576)	113,601,576

		TOTAL INVESTMENTS — 99.3% (Cost $3,000,036,382)	2,755,335,816

		Other Assets and Liabilities (net) — 0.7%	19,127,938

		TOTAL NET ASSETS — 100.0%	$2,774,463,754

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,004,427,359	$122,044,360	$(371,135,903)	$(249,091,543)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/18/10	CHF	4,172,000	$3,600,419	$(318,891)
6/18/10	CHF	13,497,000	11,647,856	(1,049,944)
6/18/10	CHF	30,792,912	26,574,158	(2,352,140)
6/18/10	EUR	13,577,107	16,663,852	(1,621,972)
6/18/10	EUR	4,336,880	5,322,866	(518,911)
6/18/10	EUR	14,736,987	18,087,430	(1,162,859)
6/18/10	GBP	3,098,584	4,481,142	(288,316)
6/18/10	GBP	5,097,000	7,371,231	(461,074)
6/18/10	GBP	5,483,000	7,929,461	(492,701)
6/18/10	GBP	14,388,705	20,808,804	(1,322,075)
6/18/10	GBP	21,960,796	31,759,487	(1,333,506)
6/18/10	HKD	52,132,174	6,696,179	(22,674)
6/18/10	JPY	667,528,475	7,344,432	154,336
6/18/10	JPY	1,047,935,595	11,529,832	260,423
6/18/10	JPY	1,522,411,191	16,750,214	373,510
6/18/10	NOK	13,379,196	2,061,048	(202,335)
6/18/10	SEK	143,109,960	18,229,741	(1,773,608)
6/18/10	SEK	147,446,626	18,782,158	(1,847,105)
6/18/10	SEK	238,599,596	30,393,475	(2,851,906)
			$266,033,785	$(16,831,748)
Sales #
6/18/10	AUD	15,959,985	$13,498,231	$1,248,587
6/18/10	AUD	15,959,985	13,498,231	1,266,702
6/18/10	CAD	36,147,437	34,346,349	1,596,216
6/18/10	CAD	36,147,437	34,346,349	1,368,227
6/18/10	CHF	24,360,439	21,022,960	921,899
6/18/10	NOK	109,522,026	16,871,730	715,671
6/18/10	SGD	25,270,713	17,963,566	406,451
6/18/10	SGD	25,270,713	17,963,566	403,780
			$169,510,982	$7,927,533

† Fund buys foreign currency; sells USD.

# Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
310	CAC 40	June 2010	$13,158,720	$(117,815)
36	DAX	June 2010	6,554,455	28,789
609	FTSE 100	June 2010	45,394,616	(3,589,415)
48	Hang Seng	June 2010	6,042,379	138,456
607	MSCI Singapore	June 2010	28,240,009	724,227
2,125	OMXS 30	June 2010	26,325,040	(191,484)
			$125,715,219	$(3,007,242)
Sales
282	S&P Toronto 60	June 2010	$36,731,813	$1,060,422
208	SPI 200	June 2010	19,491,285	1,266,477
			$56,223,098	$2,326,899

As of May 31, 2010, for futures, swap contracts and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

MSCI - Morgan Stanley Capital International

SDR - Swedish Depository Receipt

*    Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 91.55% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$141,252,507	$—	$141,252,507
Austria	—	13,725,075	—	13,725,075
Belgium	—	39,676,629	—	39,676,629
Canada	98,092,702	—	—	98,092,702
Denmark	—	74,194,505	—	74,194,505
Finland	—	12,960,187	—	12,960,187
France	—	104,062,284	—	104,062,284
Germany	—	104,338,328	—	104,338,328
Greece	—	16,141,061	—	16,141,061
Hong Kong	—	51,035,214	—	51,035,214
Ireland	—	1,766,347	—	1,766,347
Israel	3,100,154	—	—	3,100,154
Italy	—	10,654,853	—	10,654,853
Japan	—	589,911,756	—	589,911,756
Netherlands	—	106,585,296	—	106,585,296
Norway	—	71,998,353	—	71,998,353
Portugal	—	5,314,189	—	5,314,189
Singapore	—	69,305,742	—	69,305,742
Spain	—	77,282,752	—	77,282,752
Sweden	—	136,627,167	—	136,627,167
Switzerland	—	300,125,774	—	300,125,774
United Kingdom	763,512	607,992,350	—	608,755,862
TOTAL COMMON STOCKS	101,956,368	2,534,950,369	—	2,636,906,737
Preferred Stocks
Germany	—	4,827,503	—	4,827,503
TOTAL PREFERRED STOCKS	—	4,827,503	—	4,827,503
Short-Term Investments	113,601,576	—	—	113,601,576
Total Investments	215,557,944	2,539,777,872	—	2,755,335,816
Derivatives
Forward Currency Contracts
Foreign Exchange Risk	—	8,715,802	—	8,715,802
Futures Contracts
Equity Contracts Risk	1,060,422	2,157,949	—	3,218,371
Total Derivatives	1,060,422	10,873,751	—	11,934,173
Total	$216,618,366	$2,550,651,623	$—	$2,767,269,989

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Exchange Risk	$—	$(17,620,017)	$—	$(17,620,017)
Futures Contracts
Equity Contracts Risk	—	(3,898,714)	—	(3,898,714)
Total Derivatives	—	(21,518,731)	—	(21,518,731)
Total	$—	$(21,518,731)	$—	$(21,518,731)

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Custody arrangements for foreign securities may offer significantly less protection than custody arrangements for U.S. securities. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security.  The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$3,218,371	$—	$3,218,371
Unrealized appreciation on forward currency contracts	—	8,715,802	—	—	—	8,715,802
Total	$—	$8,715,802	$—	$3,227,889	$—	$11,943,691

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(3,898,714)	$—	$(3,898,714)
Unrealized depreciation on forward currency contracts	—	(17,620,017)	—	—	—	(17,620,017)
Total	$—	$(17,620,017)	$—	$(3,898,714)	$—	$(21,518,731)

*  The fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and warrants) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts
Average amount outstanding	$458,238,460	$209,793,062

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.3%

	Australia — 4.0%
546,818	Australia and New Zealand Banking Group Ltd	10,348,849
2,959,618	BlueScope Steel Ltd *	5,716,055
1,172,895	Commonwealth Bank of Australia	51,388,728
7,389,438	Goodman Group (REIT)	3,838,838
3,114,885	GPT Group (REIT)	7,013,614
6,163,833	ING Office Fund	3,004,790
4,361,096	Intoll Group	3,813,767
146,755	JB Hi—Fi Ltd	2,323,469
895,183	Macquarie Atlas Roads Group *	618,168
112,279	Macquarie Group Ltd	4,140,136
24,628,877	Macquarie Office Trust (REIT)	5,489,799
6,221,395	Mirvac Group (REIT)	6,746,591
378,527	National Australia Bank Ltd	7,885,890
2,751,793	Pacific Brands Ltd *	2,361,928
1,706,985	Qantas Airways Ltd *	3,516,257
119,144	Rio Tinto Ltd	6,791,234
4,727,494	Stockland (REIT)	15,349,480
1,666,513	Suncorp-Metway Ltd	11,396,584
1,044,879	TABCORP Holdings Ltd	5,874,916
6,572,535	Telstra Corp Ltd	16,380,393
374,598	Woodside Petroleum Ltd	13,684,373
291,653	Woolworths Ltd	6,502,746
	Total Australia	194,186,605

	Austria — 0.8%
160,306	Erste Group Bank AG	5,634,467
1,319,460	Immofinanz AG *	4,000,038
1,167,625	Immofinanz AG (Entitlement Shares) *	—
490,893	OMV AG	16,086,578
90,261	Raiffeisen International Bank Holding	3,794,344
127,306	Voestalpine AG	3,522,904
284,827	Wienerberger AG *	4,262,538
	Total Austria	37,300,869

	Belgium — 1.3%
2,070,261	Ageas	5,241,613
44,425	Anheuser-Busch InBev NV	2,114,828
21,522	Bekaert NV	3,574,577
292,450	Belgacom SA	9,003,037
37,317	Colruyt SA	8,435,047
100,966	Delhaize Group	8,052,913
1,615,398	Dexia SA *	6,814,763
284,915	KBC Groep NV *	10,996,941
57,923	Mobistar SA	2,926,026
259,413	Nyrstar	2,704,561
51,340	Umicore	1,540,406
	Total Belgium	61,404,712

	Canada — 2.7%
155,800	Bank of Montreal	9,134,226
114,100	BCE Inc	3,325,206
118,500	Canadian Pacific Railway Ltd	6,519,527
565,900	EnCana Corp	17,438,367
368,800	HudBay Minerals Inc *	4,184,219
165,600	IGM Financial Inc	6,253,272

198,700	Magna International Inc Class A	13,446,802
205,900	Methanex Corp	4,319,909
93,200	Metro Inc Class A	3,860,308
109,600	National Bank of Canada	5,993,425
286,700	Penn West Energy Trust	5,505,708
213,300	Precision Drilling Trust *	1,465,373
242,000	Royal Bank of Canada	12,736,963
409,800	Sun Life Financial Inc	11,576,733
562,900	Teck Resources Ltd Class B *	19,148,442
56,200	Toronto-Dominion Bank (The)	3,844,926
	Total Canada	128,753,406

	Denmark — 0.7%
357,510	Danske Bank A/S *	7,186,222
10,789	Greentech Energy Systems A/S *	28,566
380,443	Novo-Nordisk A/S Class B	29,129,001
	Total Denmark	36,343,789

	Finland — 0.6%
51,210	Cargotec Oyj Class B	1,372,225
101,092	Metso Oyj	3,151,357
311,426	Neste Oil Oyj	4,778,615
859,721	Nokia Oyj	8,636,423
153,447	Rautaruukki Oyj	2,424,761
250,656	Sampo Oyj Class A	5,277,292
38,587	Stockmann Oyj AB Class A	1,306,126
196,811	Tieto Oyj	3,700,786
	Total Finland	30,647,585

	France — 9.2%
67,723	Air Liquide SA	6,522,617
425,258	ArcelorMittal	12,836,138
1,021,367	BNP Paribas	57,870,738
14,799	Bongrain SA	1,073,739
85,442	Carrefour SA	3,502,123
111,812	Casino Guichard-Perrachon SA	8,531,532
17,020	CNP Assurances	1,184,735
201,678	Compagnie de Saint-Gobain	7,654,954
139,538	Dassault Systemes SA	7,990,616
156,014	Essilor International SA	8,806,592
539,277	France Telecom SA	10,193,835
3,561	Fromageries Bel	633,942
113,864	GDF Suez	3,522,294
67,258	Hermes International	8,704,014
110,597	L’Oreal SA	10,210,284
169,899	Lagardere SCA	5,383,693
84,442	LVMH Moet Hennessy Louis Vuitton SA	8,825,934
316,777	Natixis *	1,381,025
110,541	Nexans SA	6,816,705
256,539	Peugeot SA *	6,081,894
47,036	PPR	5,536,334
509,524	Renault SA *	18,058,694
310,423	Rhodia SA	5,258,226
96,078	Safran SA	2,559,875
1,654,901	Sanofi-Aventis	99,062,972
58,733	Schneider Electric SA	5,786,374
773,010	Societe Generale *	33,076,518
2,010,479	Technicolor *	1,371,583
84,179	Technip SA	5,441,956

1,384,492	Total SA	64,138,627
7,167	Vallourec SA	1,312,580
912,478	Vivendi SA	19,624,995
102,788	Wendel	5,543,153
	Total France	444,499,291

	Germany — 2.9%
120,141	Adidas AG	5,956,069
199,845	Aurubis AG	9,159,345
295,525	BASF AG	15,551,220
322,232	Deutsche Post AG (Registered)	4,788,541
426,694	Deutsche Telekom AG (Registered)	4,782,110
438,544	E.ON AG	13,288,551
128,126	Freenet AG *	1,273,393
196,166	Gildemeister AG	2,069,451
70,116	Hannover Rueckversicherung AG (Registered)	3,001,326
470,820	Heidelberger Druckmaschinen AG *	4,124,310
1,192,266	Infineon Technologies AG *	6,662,974
274,836	Kloeckner & Co AG *	5,186,756
47,147	Lanxess AG	1,910,275
131,621	MTU Aero Engines Holding AG	7,026,171
33,554	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,254,548
23,089	Puma AG Rudolf Dassler Sport	6,527,983
76,168	RWE AG	5,482,018
162,250	Salzgitter AG	10,377,636
529,882	SAP AG *	22,425,052
54,945	Software AG	5,330,070
63,702	Stada Arzneimittel AG	2,281,292
12,905	Vossloh AG	1,124,545
	Total Germany	142,583,636

	Greece — 0.6%
694,295	Alpha Bank A.E. *	3,898,588
862,199	National Bank of Greece SA *	10,430,929
547,362	OPAP SA	8,282,538
283,528	Piraeus Bank SA *	1,452,415
183,049	Public Power Corp SA *	2,836,862
	Total Greece	26,901,332

	Hong Kong — 1.9%
3,088,000	BOC Hong Kong Holdings Ltd	6,897,767
3,580,098	CLP Holdings Ltd	25,180,388
1,038,390	Esprit Holdings Ltd	5,860,499
128,000	Guoco Group	1,308,659
540,700	Hong Kong Ferry Co Ltd	465,898
2,736,969	Hong Kong Electric Holdings Ltd	16,180,124
5,854,530	Hong Kong & China Gas	12,816,695
107,100	Hong Kong Aircraft Engineering Co Ltd	1,151,490
12,925,000	Pacific Basin Shipping Ltd	8,776,197
512,000	Swire Pacific Ltd	5,536,354
2,225,400	Yue Yuen Industrial Holdings	6,662,357
	Total Hong Kong	90,836,428

	Ireland — 0.7%
1,545,142	C&C Group Plc	6,068,755
698,695	CRH Plc	15,428,842
233,743	DCC Plc	5,348,316
479,225	Irish Life & Permanent Group Holdings Plc *	1,129,588
410,830	Kingspan Group Plc *	3,605,715

331,027	Smurfit Kappa Group Plc *	2,529,045
	Total Ireland	34,110,261

	Israel — 0.1%
179,608	Israel Chemicals Ltd	1,978,947
203,318	Machteshim-Agan Industries Ltd	727,974
57,355	Partner Communications Co Ltd	1,020,361
	Total Israel	3,727,282

	Italy — 5.9%
1,089,289	A2A SPA	1,596,580
1,127,991	Bulgari SPA	8,400,059
1,686,711	CIR-Compagnie Industriali Riunite SPA *	2,954,782
12,234,931	Enel SPA	55,842,270
4,838,265	ENI SPA	90,659,949
194,527	Fondiaria—Sai SPA	1,909,820
112,272	Fondiaria—Sai SPA-Di RISP	764,296
160,335	Indesit Company SPA	1,694,142
207,975	Italcementi SPA-Di RISP	960,066
146,955	Luxottica Group SPA	3,485,123
675,544	Maire Tecnimont SPA	2,370,247
1,594,906	Mediaset SPA	9,878,829
1,897,432	Milano Assicurazioni SPA	3,392,621
94,800	Natuzzi SPA ADR *	349,812
1,643,613	Parmalat SPA	3,929,630
211,869	Recordati SPA	1,500,124
178,821	Saipem SPA	5,517,365
1,678,926	Snam Rete Gas SPA	6,760,659
9,405,922	Telecom Italia SPA	11,177,677
15,378,295	Telecom Italia SPA-Di RISP	14,297,086
225,267	Tenaris SA	4,189,656
1,884,808	Terna SPA	7,032,130
22,995,822	UniCredit SPA	47,705,922
	Total Italy	286,368,845

	Japan — 26.7%
293,300	Aeon Co Ltd	3,025,229
412,700	Aeon Credit Service Co Ltd	3,995,324
1,899,050	Aiful Corp *	2,459,785
312,100	Aisin Seiki Co Ltd	8,692,673
1,110,000	Alps Electric Co Ltd *	9,764,996
281,000	Asahi Breweries Ltd	4,675,254
994,000	Asahi Glass Co Ltd	10,430,274
1,640,000	Asahi Kasei Corp	8,446,240
890,300	Astellas Pharma Inc	28,080,511
743,000	Bank of Yokohama Ltd (The)	3,543,033
248,500	Canon Inc	10,157,375
135,100	Circle K Sunkus Co Ltd	1,737,818
152,600	COMSYS Holdings Corp	1,276,129
3,560,000	Cosmo Oil Co Ltd	10,129,993
330,700	Credit Saison Co Ltd	3,748,939
598,200	CSK Holdings Corp *	3,040,781
2,758	CyberAgent Inc	4,306,449
440,750	Daiei Inc *	1,921,873
220,000	Daihatsu Motor Co Ltd	1,986,134
2,385,000	Daikyo Inc *	4,635,921
996,000	Dainippon Screen Manufacturing Co Ltd *	4,643,215
256,000	Daito Trust Construction Co Ltd	12,864,037
185,000	Dai Nippon Printing Co Ltd	2,234,910

1,566,000	Denki Kagaku Kogyo K K	7,160,740
172,800	Denso Corp	4,617,819
284,000	Don Quijote Co Ltd	7,330,216
2,028,000	Dowa Holdings Co Ltd	10,545,727
1,503,000	Ebara Corp *	6,539,380
224,000	Eisai Co Ltd	7,304,534
232,300	Electric Power Development Co Ltd	6,870,537
237,300	Elpida Memory Inc *	4,220,031
30,900	Fanuc Ltd	3,244,261
51,000	Fast Retailing Co Ltd	7,192,145
1,620,000	Fujikura Ltd	7,843,452
921,000	Fujitsu Ltd	5,862,857
1,885,000	Fuji Electric Holdings Co Ltd	5,142,852
1,250,000	Fuji Heavy Industries Ltd *	7,029,192
295,100	Fuji Oil Co Ltd	3,906,430
90,700	Funai Electric Co Ltd	3,532,019
1,266,000	Hanwa Co Ltd	4,923,759
9,830,000	Haseko Corp *	9,522,563
170,700	Hikari Tsushin Inc	3,057,876
2,253,000	Hitachi Ltd *	9,101,433
51,600	Hokkaido Electric Power Co Inc	1,041,148
963,500	Honda Motor Co Ltd	29,284,743
235,700	Hosiden Corp	2,603,534
79,600	Ibiden Co Ltd	2,395,046
539	INPEX Corp	3,348,513
784,000	Isuzu Motors Ltd	2,417,374
1,646,600	Itochu Corp	13,561,740
4,711	Japan Retail Fund Investment Corp (REIT)	5,639,875
185,200	JFE Holdings Inc	6,098,138
8,242,990	JX Holdings Inc *	44,247,928
365,400	K’s Holdings Corp	8,488,583
2,672,000	Kajima Corp	6,259,467
1,054,000	Kao Corp	22,451,117
3,807,000	Kawasaki Kisen Kaisha Ltd *	15,362,388
3,085	KDDI Corp	14,087,064
556,400	Komatsu Ltd	10,367,106
264,600	Konami Corp	4,365,488
51,900	Kyocera Corp	4,514,273
218,000	Kyowa Exeo Corp	1,712,465
98,700	Lawson Inc	4,159,029
1,268,400	Leopalace21 Corp *	5,048,577
1,802,000	Marubeni Corp	10,074,997
4,555,000	Mazda Motor Corp	11,668,797
232,100	Miraca Holdings Inc	6,800,270
2,058,500	Mitsubishi Chemical Holdings Corp	9,652,257
1,124,900	Mitsubishi Corp	25,332,231
968,000	Mitsubishi Electric Corp	7,870,197
367,000	Mitsubishi Gas Chemical Co Inc	1,986,832
3,267,800	Mitsubishi UFJ Financial Group Inc	15,824,896
194,470	Mitsubishi UFJ Lease & Finance Co Ltd	7,268,331
904,000	Mitsui Chemicals Inc	2,751,630
304,000	Mitsui & Co Ltd	4,357,736
3,686,000	Mitsui Mining & Smelting Co Ltd	10,556,695
2,496,000	Mitsui OSK Lines Ltd	17,642,434
17,120,700	Mizuho Financial Group Inc	30,818,420
141,900	Murata Manufacturing Co Ltd	6,894,658
203,000	Nabtesco Corp	2,662,925
2,147	Net One Systems Co Ltd	2,735,145
368,000	NHK Spring Co Ltd	3,466,480
823,000	Nichirei Corp	3,135,331

106,700	Nidec Corp	9,701,942
45,100	Nintendo Co Ltd	13,113,263
342,000	Nippon Denko Co Ltd	2,274,050
352,000	Nippon Electric Glass Co Ltd	4,528,376
260,000	Nippon Kayaku Co Ltd	2,087,495
625,300	Nippon Telegraph & Telephone Corp	25,644,182
1,130,000	Nippon Yakin Koguo Co Ltd *	3,819,636
2,762,000	Nippon Yusen KK	9,863,031
6,418,100	Nissan Motor Co Ltd *	46,170,087
755,000	Nisshinbo Holdings Inc	6,987,625
39,000	Nitori Co Ltd	3,097,349
133,500	Nitto Denko Corp	4,728,773
99,200	Nomura Research Institute Ltd	2,232,180
22,077	NTT Docomo Inc	33,015,267
1,288,000	Obayashi Corp	5,029,136
25,700	Okinawa Electric Power Co	1,331,221
123,500	Olympus Corp	3,163,497
38,100	Ono Pharmaceutical Co Ltd	1,493,112
318,890	ORIX Corp	24,304,508
3,885,000	Osaka Gas Co Ltd	13,175,626
1,459,000	Pacific Metals Co Ltd	10,991,060
2,462,800	Pioneer Corp *	8,970,375
101,670	Point Inc	5,781,300
1,164,100	Resona Holdings Inc	14,609,305
852,000	Ricoh Company Ltd	12,121,896
190,900	Round One Corp	1,296,344
137,400	Ryohin Keikaku Co Ltd	5,601,329
124,700	Saizeriya Co Ltd	2,371,520
305,800	Sankyo Co Ltd	13,218,661
73,900	Secom Co Ltd	3,178,567
289,500	Sega Sammy Holdings Inc	3,666,428
464,000	Seino Holdings Co Ltd	3,204,894
1,260,100	Seven & I Holdings Co Ltd	28,934,908
81,600	Shimamura Co Ltd	7,384,606
996,000	Showa Shell Sekiyu KK	6,997,211
5,471,400	Sojitz Corp	8,996,291
152,900	Sony Corp	4,711,315
238,900	SUMCO Corp *	4,295,484
1,607,400	Sumitomo Corp	17,438,268
1,066,300	Sumitomo Electric Industries Ltd	12,582,730
426,000	Sumitomo Metal Mining Co Ltd	5,937,456
2,851,286	Sumitomo Trust & Banking Co Ltd	15,214,936
2,515,000	Taiheiyo Cement Co Ltd *	3,318,777
3,582,000	Taisei Corp	6,832,767
439,000	Taiyo Yuden Co Ltd	5,712,364
96,500	Takata Corp	2,144,554
1,494,000	Takeda Pharmaceutical Co Ltd	61,370,578
419,650	Takefuji Corp	1,262,324
83,200	TDK Corp	4,832,075
77,800	Terumo Corp	3,633,298
718,000	Toho Zinc Co Ltd	2,869,631
291,000	Tokai Rika Co Ltd	5,754,302
1,351,000	Tokyo Gas Co Ltd	5,895,380
869,100	Tokyo Steel Manufacturing Co	9,597,847
2,324,000	Tokyo Tatemono Co Ltd	8,526,062
639,000	TonenGeneral Sekiyu KK	5,455,346
1,086,000	Toshiba Corp *	5,569,885
3,066,000	Tosoh Corp	8,141,225
882,800	Toyota Motor Corp	31,966,818
551,500	Toyota Tsusho Corp	7,625,455

754,000	Toyo Engineering Corp	2,207,375
57,700	Ulvac Inc	1,226,092
22,000	Unicharm Corp	2,171,724
830,500	UNY Co Ltd	6,296,116
76,410	USS Co Ltd	4,985,797
13,647	Yahoo Japan Corp	4,760,077
74,400	Yamada Denki Co Ltd	5,182,665
125,400	Yamato Kogyo Co Ltd	3,329,200
587,000	Yaskawa Electric Corp	4,573,189
240,000	Zeon Corp	1,374,206
	Total Japan	1,289,578,943

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 2.4%
104,144	Aalberts Industries NV	1,278,436
1,617,176	Aegon NV *	9,109,457
194,573	CSM	5,773,092
11,644	Gamma Holdings NV *	173,458
273,342	Heineken NV	11,644,781
6,729,663	ING Groep NV *	52,557,213
880,220	Koninklijke BAM Groep NV	5,680,197
197,330	Koninklijke DSM NV	7,795,149
569,345	Koninklijke Philips Electronics NV	16,880,203
82,239	TNT NV	2,058,136
163,095	Unilever NV	4,425,706
	Total Netherlands	117,375,828

	New Zealand — 0.4%
1,565,976	Fletcher Building Ltd	8,597,398
454,330	Sky City Entertainment Group Ltd	904,077
7,886,210	Telecom Corp of New Zealand	9,971,380
1,357	Vector Ltd	1,922
	Total New Zealand	19,474,777

	Norway — 0.8%
112,574	Acergy SA *	1,690,726
1,296,700	DnB NOR ASA	12,882,823
167,250	Frontline Ltd	5,509,661
1,574,800	Golden Ocean Group Ltd *	2,407,987
461,100	Petroleum Geo—Services ASA *	4,627,978
223,300	Seadrill Ltd	4,530,846
275,100	Telenor ASA	3,364,107
239,600	TGS Nopec Geophysical Co ASA *	3,254,498
61,200	Yara International ASA	1,802,736
	Total Norway	40,071,362

	Portugal — 0.1%
281,162	Portugal Telecom SGPS SA	2,856,519

	Singapore — 3.2%
10,502,000	CapitaCommercial Trust (REIT)	8,458,516
4,786,000	Cosco Corp	4,714,483
271,000	DBS Group Holdings Ltd	2,667,853
4,226,000	Ezra Holdings Ltd	5,170,389
32,295,000	Golden Agri-Resources Ltd	11,636,301
1,401,000	Ho Bee Investment Ltd	1,410,713
3,074,000	Indofood Agri Resources Ltd *	4,417,811

3,088,000	Jaya Holdings Ltd *	1,322,834
328,000	Keppel Corp Ltd	2,040,295
2,666,000	Midas Holdings Ltd	1,711,609
9,230,500	Neptune Orient Lines Ltd *	12,317,506
4,907,127	Noble Group Ltd	6,105,265
1,527,000	Oversea-Chinese Banking Corp Ltd	9,103,068
3,079,100	Sembcorp Industries Ltd	8,800,360
4,531,000	SembCorp Marine Ltd	12,954,405
347,000	Singapore Airlines Ltd	3,508,580
1,182,000	Singapore Exchange Ltd	6,222,689
4,094,000	Singapore Press Holdings Ltd	10,911,037
2,267,000	Singapore Technologies Engineering Ltd	5,033,352
7,395,000	Singapore Telecommunications	15,143,767
6,439,000	Suntec Real Estate Investment Trust (REIT)	5,775,043
3,582,000	Swiber Holdings Ltd *	2,432,152
542,000	United Overseas Bank Ltd	7,022,964
756,000	Venture Corp Ltd	4,526,665
431,300	Wilmar International Ltd	1,778,675
	Total Singapore	155,186,332

	Spain — 2.1%
2,220,725	Banco Bilbao Vizcaya Argentaria SA	22,918,433
880,335	Banco Popular Espanol SA	4,423,711
4,210,510	Banco Santander SA	42,366,163
193,283	Inditex SA	10,686,659
1,083,895	Repsol YPF SA	22,146,731
	Total Spain	102,541,697

	Sweden — 2.6%
168,160	Alfa Laval AB	2,115,561
156,237	Assa Abloy AB Class B	3,121,359
329,979	Atlas Copco AB Class A	4,654,853
850,435	Boliden AB	10,092,332
204,205	Electrolux AB Class B	4,516,211
473,605	Hennes & Mauritz AB Class B	26,524,211
101,746	Modern Times Group AB Class B	5,286,182
380,724	NCC Class B	5,676,393
1,639,562	Nordea Bank AB	13,365,960
536,768	Sandvik AB	6,271,752
1,250,607	Skandinaviska Enskilda Banken AB Class A	6,393,175
250,635	SKF AB Class B	4,349,441
664,023	Svenska Handelsbanken AB Class A	16,034,856
1,683,169	Swedbank AB Class A *	14,898,812
644,212	Trelleborg AB Class B	3,822,476
	Total Sweden	127,123,574

	Switzerland — 4.7%
278,719	Compagnie Financiere Richemont SA Class A	9,055,691
1,084,954	Nestle SA (Registered)	48,963,792
2,131,837	Novartis AG (Registered)	96,124,516
361,116	Roche Holding AG (Non Voting)	49,445,794
36,028	Swatch Group AG	9,366,212
13,953	Swisscom AG (Registered)	4,446,068
76,595	Synthes Inc	8,059,260
	Total Switzerland	225,461,333

	United Kingdom — 19.8%
1,166,363	3i Group Plc	4,775,594
797,847	Amlin Plc	4,305,280

680,338	Anglo American Plc *	25,964,252
2,831,176	AstraZeneca Plc	119,014,823
1,538,121	Barclays Plc	6,709,485
1,034,822	Barratt Developments Plc *	1,596,647
1,507,084	BG Group Plc	22,944,016
525,151	BHP Billiton Plc	14,358,588
1,450,963	BP Plc	10,343,273
324,629	British American Tobacco Plc	9,531,365
7,774,595	BT Group Plc	14,221,866
1,177,788	Burberry Group Plc	11,695,897
645,166	Capita Group Plc	7,230,760
1,069,765	Centrica Plc	4,223,175
94,544	Charter International Plc	947,321
2,388,188	Cobham Plc	7,923,728
370,625	Compass Group Plc	2,853,058
452,674	Cookson Group Plc *	3,090,486
353,299	CSR Plc *	2,012,145
701,906	Daily Mail & General Trust Plc	4,920,807
1,842,520	Debenhams Plc *	1,569,133
1,245,815	Diageo Plc	19,008,728
1,097,436	Drax Group Plc	5,285,620
15,940,897	DSG International Plc *	6,072,717
172,919	Eurasian Natural Resources Corp	2,485,159
284,225	Firstgroup Plc	1,539,725
1,376,945	Game Group Plc	1,821,927
8,563,905	GlaxoSmithKline Plc	142,428,168
3,310,039	Home Retail Group Plc	11,937,780
2,243,186	HSBC Holdings Plc	20,220,365
1,422,878	Inchcape Plc *	5,923,618
829,121	Intermediate Capital Group Plc	3,093,469
290,061	Jardine Lloyd Thompson Group Plc	2,313,531
184,084	JD Wetherspoon Plc	1,141,526
266,831	Kazakhmys Plc	4,526,763
1,811,236	Kesa Electricals Plc	2,799,630
540,592	Lancashire Holdings Ltd	3,709,690
19,389,395	Lloyds Banking Group Plc *	15,684,243
349,725	Michael Page International Plc	1,868,161
303,354	Micro Focus International Plc	2,072,064
779,913	Mitchells & Butlers Plc *	3,548,127
601,774	National Express Group Plc	2,005,986
375,742	Next Plc	11,232,259
1,877,533	Old Mutual Plc	3,076,041
357,384	Pearson Plc	4,886,752
185,832	Petrofac Ltd	3,004,603
2,553,174	Punch Taverns Plc *	2,606,264
325,763	Reckitt Benckiser Group Plc	15,164,274
1,013,455	Reed Elsevier Plc	7,018,006
868,142	Rio Tinto Plc	39,841,568
340,216	Rolls—Royce Group Plc *	2,880,758
30,619,440	Rolls—Royce Group Plc C Shares *	44,280
3,603,411	Royal Dutch Shell Plc A Shares (London)	94,536,346
1,730,359	Royal Dutch Shell Plc B Shares (London)	43,540,241
435,392	SABMiller Plc	12,230,017
1,358,987	Sage Group Plc (The)	4,643,268
477,894	Scottish & Southern Energy Plc	7,228,510
881,430	Smith & Nephew Plc	7,938,395
1,110,087	Standard Chartered Plc	26,115,953
5,445,307	Taylor Wimpey Plc *	2,665,935
998,370	Tesco Plc	5,918,615
777,366	Travis Perkins Plc *	8,803,611

126,224	Unilever Plc	3,389,743
557,980	United Utilities Group Plc	4,333,139
125,277	Vedanta Resources Plc	4,158,285
25,512,832	Vodafone Group Plc	50,536,009
252,216	Weir Group Plc (The)	3,372,309
2,984,724	William Hill Plc	7,552,751
504,442	Wolseley Plc *	11,894,138
1,856,216	Xstrata Plc	26,947,675
	Total United Kingdom	955,278,441

	United States — 0.1%
82,546	Signet Jewelers Ltd *	2,541,477

	TOTAL COMMON STOCKS (COST $5,496,635,728)	4,555,154,324

	PREFERRED STOCKS — 0.3%

	Germany — 0.3%
148,157	Henkel AG & Co KGaA 1.39%	6,889,388
81,171	Porsche Automobil Holding SE 0.14%	3,521,255
279,250	ProSiebenSat.1 Media AG 0.17%	4,202,467
9,049	Villeroy & Boch AG (Non Voting) *	52,730
	Total Germany	14,665,840

	TOTAL PREFERRED STOCKS (COST $15,460,129)	14,665,840

	OPTIONS PURCHASED — 0.2%

	United Kingdom — 0.2%
GBP 11,299,914	Barclays Plc Call Options, Expires 09/17/10, Strike 280.00	8,290,565

	TOTAL OPTIONS PURCHASED (COST $7,071,260)	8,290,565

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 4.6%

NOK	268,797	Bank of America (Charlotte) Time Deposit, 1.00%, due 06/01/10	41,439
USD	31,700,000	BNP Paribas (Grand Cayman) Time Deposit, 0.23%, due 06/01/10	31,700,000
DKK	54,953	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/10	9,064
NZD	13,956	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.95%, due 06/01/10	9,473
SEK	2,071,228	Citibank (New York) Time Deposit, 0.01%, due 06/01/10	263,799
EUR	8,727,814	Citibank (New York) Time Deposit, 0.04%, due 06/01/10	10,710,336
USD	31,700,000	Commerzbank (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	31,700,000
CHF	104,762	Credit Suisse AG (Zurich) Time Deposit, 0.01%, due 06/01/10	90,375
CAD	267,567	Deustche Bank (Frankfurt) Time Deposit, 0.07%, due 06/01/10	254,245
USD	82,214	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	82,214
USD	31,600,000	HSBC Bank (Grand Cayman) Time Deposit, 0.18%, due 06/01/10	31,600,000
HKD	3,363,345	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	431,890
JPY	107,570,680	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	1,183,266
GBP	197,521	HSBC Bank (London) Time Deposit, 0.08%, due 06/01/10	285,291
AUD	120,259	HSBC Bank (London) Time Deposit, 3.75%, due 06/01/10	101,895
SGD	1,393,833	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/10	990,818
USD	31,700,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.10%, due 06/01/10	31,700,000
USD	31,700,000	Societe Generale (Grand Cayman) Time Deposit, 0.22%, due 06/01/10	31,700,000
USD	46,762,000	U.S. Treasury Bill, 0.17%, due 09/23/10 (a)	46,737,590
		TOTAL SHORT-TERM INVESTMENTS (COST $219,589,451)	219,591,695

TOTAL INVESTMENTS — 99.4% (Cost $5,738,756,568)	4,797,702,424

Other Assets and Liabilities (net) — 0.6%	30,450,180

TOTAL NET ASSETS — 100.0%	$4,828,152,604

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,861,172,075	$190,332,924	$(1,253,802,575)	$(1,063,469,651)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/18/10	AUD	5,958,763	$5,039,652	$(202,570)
6/18/10	AUD	11,917,526	10,079,303	(597,096)
6/18/10	CHF	21,224,000	18,316,226	(1,651,035)
6/18/10	CHF	127,046,718	109,640,802	(9,704,560)
6/18/10	EUR	34,980,880	42,933,758	(4,203,223)
6/18/10	EUR	49,046,966	60,197,758	(5,859,334)
6/18/10	EUR	34,060,959	41,804,693	(4,045,104)
6/18/10	GBP	7,536,064	10,898,582	(677,190)
6/18/10	GBP	89,252,810	129,076,535	(5,379,061)
6/18/10	NOK	219,010,306	33,738,262	(3,312,110)
6/18/10	NOK	59,053,371	9,097,097	(876,146)
6/18/10	SEK	143,155,288	18,235,515	(1,623,677)
6/18/10	SEK	189,395,437	24,125,713	(2,343,021)
6/18/10	SEK	189,395,437	24,125,713	(2,347,238)
6/18/10	SEK	189,395,437	24,125,713	(2,317,075)
6/18/10	SEK	189,395,437	24,125,713	(2,370,489)
6/18/10	SEK	144,360,624	18,389,054	(629,442)
			$603,950,089	$(48,138,371)
Sales #
6/18/10	AUD	17,876,290	$15,118,955	$1,380,366
6/18/10	CAD	28,817,533	27,381,666	1,102,376
6/18/10	CAD	28,817,533	27,381,666	1,465,291
6/18/10	CHF	31,773,296	27,420,225	2,277,302
6/18/10	CHF	53,712,616	46,353,770	2,032,705
6/18/10	EUR	4,108,000	5,041,951	423,205
6/18/10	EUR	17,476,000	21,449,156	927,772
6/18/10	GBP	4,203,967	6,079,736	340,437
6/18/10	JPY	1,179,125,391	12,973,238	(415,805)
6/18/10	JPY	4,765,186,620	52,428,605	(1,101,735)
6/18/10	JPY	1,036,190,000	11,400,602	(428,035)
6/18/10	JPY	4,988,655,249	54,887,302	(1,159,305)
6/18/10	JPY	5,423,017,100	59,666,336	(1,435,722)
6/18/10	NOK	278,063,677	42,835,359	1,817,007
			$410,418,567	$7,225,859

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
400	DAX	June 2010	$72,827,275	$(1,810,185)
405	TOPIX	June 2010	39,035,461	(2,187,542)
158	FTSE 100	June 2010	11,777,257	30,787
1,092	FTSE/MIB	June 2010	129,373,015	(20,449,448)
1,049	CAC 40	June 2010	44,527,412	(398,672)
1,141	MSCI Singapore	June 2010	53,083,773	1,361,355
			$350,624,193	$(23,453,705)
Sales
793	S&P Toronto 60	June 2010	$103,291,942	$2,898,169
1,239	SPI 200	June 2010	116,104,337	11,746,953
102	IBEX 35	June 2010	11,525,296	234,986
			$230,921,575	$14,880,108

Written Options

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Put	11,299,914	9/17/2010	GBP	Barclays PLC, Strike 240.00	$(5,303,445)	$(2,909,368)
					$(5,303,445)	$(2,909,368)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
98,240,000	JPY	9/21/2010	Goldman Sachs	1 Month JPY LIBOR - 5.00%	Return on Takefuji Corp	$(68,662)
						$(68,662)
					Premiums to (Pay) Receive	$—

As of May 31, 2010, for futures, swap contracts and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust
*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 91.02% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$618,168	$193,568,437		$—	$194,186,605
Austria	—	37,300,869		—	37,300,869
Belgium	—	61,404,712		—	61,404,712
Canada	128,753,406	—		—	128,753,406
Denmark	—	36,343,789		—	36,343,789
Finland	—	30,647,585		—	30,647,585
France	—	444,499,291		—	444,499,291
Germany	—	142,583,636		—	142,583,636
Greece	—	26,901,332		—	26,901,332
Hong Kong	—	90,836,428		—	90,836,428
Ireland	1,129,588	32,980,673		—	34,110,261
Israel	—	3,727,282		—	3,727,282
Italy	349,812	286,019,033		—	286,368,845
Japan	44,247,928	1,245,331,015		—	1,289,578,943
Malta	—	0	*	—	0
Netherlands	—	117,375,828		—	117,375,828
New Zealand	—	19,474,777		—	19,474,777
Norway	—	40,071,362		—	40,071,362
Portugal	—	2,856,519		—	2,856,519
Singapore	—	155,186,332		—	155,186,332
Spain	—	102,541,697		—	102,541,697
Sweden	—	127,123,574		—	127,123,574
Switzerland	—	225,461,333		—	225,461,333
United Kingdom	—	955,278,441		—	955,278,441
United States	—	2,541,477		—	2,541,477
TOTAL COMMON STOCKS	175,098,902	4,380,055,422		—	4,555,154,324
Preferred Stocks
Germany	—	14,665,840		—	14,665,840
TOTAL PREFERRED STOCKS	—	14,665,840		—	14,665,840
Options Purchased
United Kingdom	—	8,290,565		—	8,290,565
TOTAL OPTIONS PURCHASED	—	8,290,565		—	8,290,565
Short-Term Investments	219,591,695	—		—	219,591,695
Total Investments	394,690,597	4,403,011,827		—	4,797,702,424
Derivatives
Forward Currency Contracts
Foreign Exchange risk	—	11,766,461		—	11,766,461
Futures Contracts
Equity risk	2,898,169	13,374,081		—	16,272,250
Total Derivatives	2,898,169	25,140,542		—	28,038,711
Total	$397,588,766	$4,428,152,369		$—	$4,825,741,135

* Represents the interest in securities that have no value at May 31, 2010.

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Exchange risk	$—	$(52,678,973)	$—	$(52,678,973)
Futures Contracts
Equity risk	—	(24,845,847)	—	(24,845,847)
Written Options
Equity risk	—	(2,909,368)	—	(2,909,368)
Swap Agreements
Equity risk	—	(68,662)	—	(68,662)
Total Derivatives	—	(80,502,850)	—	(80,502,850)
Total	$—	$(80,502,850)	$—	$(80,502,850)

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security.  The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2010, the Fund used purchased call option contracts as a substitute for direct equity investment (when paired with written put options).  Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2010, the Fund used written put option contracts as a substitute for direct equity investment (when paired with purchased call options).  Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$(11,299,914)	—	$(5,303,445)	$—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—
Outstanding, end of period	$(11,299,914)	—	$(5,303,445)	$—	—	$—

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants received as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$—	$—	$8,290,565	$—	$8,290,565
Unrealized appreciation on futures contracts*	—	—	—	16,272,250	—	16,272,250
Unrealized appreciation on forward currency contracts	—	11,766,461	—	—	—	11,766,461
Total	$—	$11,766,461	$—	$24,562,815	$—	$36,329,276

Liabilities:
Written options outstanding	$—	$—	$—	$(2,909,368)	$—	$(2,909,368)
Unrealized depreciation on futures contracts*	—	—	—	(24,845,847)	—	(24,845,847)
Unrealized depreciation on forward currency contracts	—	(52,678,973)	—	—	—	(52,678,973)
Unrealized depreciation on swap agreements	—	—	—	(68,662)	—	(68,662)
Total	$—	$(52,678,973)	$—	$(27,823,877)	$—	$(80,502,850)

*  The fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Agreements	Options	Rights/ Warrants
Average amount outstanding	$696,391,730	$621,581,946	$1,317,708	$34,004,265	$112,428

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
638,541	GMO Emerging Markets Fund, Class VI	7,298,528
604,600	GMO Flexible Equities Fund, Class VI	11,088,359
15,960,357	GMO International Growth Equity Fund, Class IV	291,595,731
16,084,862	GMO International Intrinsic Value Fund, Class IV	290,331,767
979,871	GMO International Small Companies Fund, Class III	6,133,995
	TOTAL MUTUAL FUNDS (COST $852,757,261)	606,448,380

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

27,836	State Street Eurodollar Time Deposit, 0.01%, due 06/01/10	27,836
	TOTAL SHORT-TERM INVESTMENTS (COST $27,836)	27,836

	TOTAL INVESTMENTS — 100.0% (Cost $852,785,097)	606,476,216

	Other Assets and Liabilities (net) — (0.0%)	(55,333)

	TOTAL NET ASSETS — 100.0%	$606,420,883

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$942,994,497	$—	$(336,518,281)	$(336,518,281)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$—	$8,362,409	$170,000	$—	$—	$7,298,528
GMO Flexible Equities Fund, Class VI	11,525,967	—	300,000	—	—	11,088,359
GMO International Growth Equity Fund, Class IV	318,862,849	5,400,580	8,799,689	—	—	291,595,731
GMO International Intrinsic Value Fund, Class IV	317,602,020	6,062,430	8,076,067	—	—	290,331,767
GMO International Small Companies Fund, Class III	13,125,912	87,975	7,274,300	87,975	—	6,133,995
Totals	$661,116,748	$19,913,394	$24,620,056	$87,975	$—	$606,448,380

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.07% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 91.19% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$606,448,380	$—	$—	$606,448,380
Short-Term Investments	27,836	—	—	27,836
Total Investments	606,476,216	—	—	606,476,216
Total	$606,476,216	$—	$—	$606,476,216

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.  The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.07% of total net assets.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying funds’ investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. Custody arrangements for foreign securities may offer significantly less protection than custody arrangements for U.S. securities. An underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Market Risk — Fixed Income Securities (risk that the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), and Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited). Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.6%

	Australia — 4.1%
1,433,755	Australian Infrastructure Fund	2,034,893
1,301,559	Boart Longyear Group *	3,076,842
363,904	Challenger Financial Services Group Ltd	1,142,778
1,806,137	Commonwealth Property Office Fund (REIT)	1,431,700
208,414	Downer Edi Ltd	1,104,115
95,416	Flight Centre Ltd	1,311,051
2,530,923	Goodman Group (REIT)	1,314,823
8,084,322	ING Office Fund	3,941,004
6,518,919	Macquarie CountryWide Trust	2,878,893
18,561,888	Macquarie Office Trust (REIT)	4,137,462
3,132,023	Pacific Brands Ltd *	2,688,288
1,898,102	PaperlinX Ltd *	1,080,171
3,242,567	Virgin Blue Holdings Ltd *	840,465
	Total Australia	26,982,485

	Austria — 0.9%
33,641	AI Airports International Ltd ADC *	78,563
35,346	BWIN Interactive Entertainment AG	1,625,812
38,259	Flughafen Wien AG	1,932,786
396,710	Immofinanz AG *	1,202,655
1,761,602	Immofinanz AG (Entitlement Shares) *	—
64,135	Wienerberger AG *	959,803
	Total Austria	5,799,619

	Belgium — 2.3%
30,018	Bekaert NV	4,985,673
78,036	Euronav SA	1,409,554
20,503	GIMV NV	925,742
283,031	Nyrstar	2,950,796
47,702	Omega Pharma SA	2,045,898
4,822	SA D’Ieteren NV	2,095,058
33,733	Tessenderlo Chemie	965,988
	Total Belgium	15,378,709

	Canada — 3.3%
40,557	ACE Aviation Holdings Inc Class A *	317,935
347,600	Advantage Oil & Gas Ltd *	2,113,873
145,600	Bankers Petroleum Ltd *	1,033,478
41,300	Dorel Industries Inc Class B	1,481,055
84,400	Linamar Corp	1,545,409
187,900	Methanex Corp	3,942,258
239,600	Precision Drilling Trust *	1,646,055
54,171	Quebecor Inc Class B	1,800,038
180,700	RONA Inc *	2,635,637
96,050	Torstar Corp Class B	927,279
166,525	Transcontinental Inc	1,971,590
260,600	Trinidad Drilling Ltd	1,262,885
207,200	Western Coal Corp *	1,031,668
	Total Canada	21,709,160

	Denmark — 0.7%
53,573	D/S Norden A/S	2,037,327
28,362	Danisco A/S	1,662,155

16,200	FLSmidth & Co A/S	1,002,584
	Total Denmark	4,702,066

	Finland — 2.3%
189,121	Amer Sports Oyj Class A	1,888,552
55,714	Cargotec Oyj Class B	1,492,915
29,488	Huhtamaki Oyj	299,661
137,480	Kemira Oyj	1,507,687
142,495	Oriola-KD Oyj Class B	627,969
154,325	Tieto Oyj	2,901,890
344,550	YIT Oyj	6,138,298
	Total Finland	14,856,972

	France — 2.3%
44,770	Arkema	1,608,068
17,678	Fonciere des Regions (REIT) *	1,594,125
113,881	Groupe Steria SCA	3,230,094
30,436	IMS International Metal Service *	406,583
23,553	Nexans SA	1,452,437
85,862	Rallye SA	2,613,653
235,014	Rhodia SA	3,980,880
	Total France	14,885,840

	Germany — 3.9%
117,745	Aareal Bank AG *	2,045,679
183,553	Aixtron AG	4,950,143
140,838	Arques Industries AG *	250,458
63,105	Aurubis AG	2,892,244
29,680	Bechtle AG	820,421
56,192	Bilfinger & Berger AG	3,103,805
205,273	Heidelberger Druckmaschinen AG *	1,798,159
457,112	Infineon Technologies AG *	2,554,569
102,143	Kloeckner & Co AG *	1,927,661
27,971	Lanxess AG	1,133,313
83,389	Praktiker Bau-Und Heimwerkermaerkte Holding AG	673,033
17,388	Software AG	1,686,764
122,021	Tognum AG	2,209,724
	Total Germany	26,045,973

	Greece — 0.5%
1,704,925	Alapis Holding Industrial and Commercial SA	663,800
284,602	Intralot SA *	1,051,076
85,236	Jumbo SA	558,055
137,044	Motor Oil (Hellas) Corinth Refineries SA	1,333,192
	Total Greece	3,606,123

	Hong Kong — 3.0%
244,800	Dah Sing Financial Group *	1,291,560
2,252,000	First Pacific Co	1,429,753
1,161,600	HKR International Ltd	364,632
7,947,000	Johnson Electric Holdings Ltd *	3,891,869
1,054,000	Kowloon Development Co Ltd	1,087,128
2,681,000	Pacific Basin Shipping Ltd	1,820,424
15,980,000	Singmas Container Holdings Ltd *	2,689,967
530,000	Sun Hung Kai & Co Ltd	401,904
2,760,000	Texwinca Holdings Ltd	2,759,305
429,000	VTech Holdings Ltd	4,169,655
	Total Hong Kong	19,906,197

	Ireland — 5.0%
3,405,095	Allied Irish Banks Plc *	4,321,068
3,214,286	Bank of Ireland *	2,899,142
1,444,911	C&C Group Plc	5,675,084
266,757	DCC Plc	6,103,715
769,417	Fyffes Plc	331,875
436,496	Grafton Group Plc	1,731,002
308,803	Irish Life & Permanent Group Holdings Plc *	727,884
360,114	Kingspan Group Plc *	3,160,598
142,371	Paddy Power Plc	4,283,934
438,699	Smurfit Kappa Group Plc *	3,351,658
1,418,839	Total Produce Ltd	609,900
	Total Ireland	33,195,860

	Israel — 0.1%
41,732	Ceragon Networks Ltd *	348,462

	Italy — 3.3%
342,729	Amplifon SPA	1,511,916
199,794	Autostrada Torino-Milano SPA	2,479,462
97,787	Azimut Holding SPA	838,058
108,621	Banca Generali SPA	973,092
167,098	Benetton Group SPA	1,178,076
272,725	Cementir SPA	823,493
1,017,429	CIR-Compagnie Industriali Riunite SPA *	1,782,333
40,529	Danieli & Co SPA	795,289
146,291	Danieli & Co SPA-RSP	1,596,152
177,009	Indesit Company SPA	1,870,324
175,279	Italcementi SPA-Di RISP	809,133
28,532	Italmobiliare SPA	757,361
31,239	Italmobiliare SPA-RSP	627,732
374,796	Maire Tecnimont SPA	1,315,028
681,645	Milano Assicurazioni SPA	1,218,786
1,189,196	Pirelli & Co Real Estate SPA *	500,914
366,747	Recordati SPA	2,596,727
	Total Italy	21,673,876

	Japan — 28.8%
102,300	ADEKA Corp	940,721
2,623	Advance Residence Investment Corp (REIT) *	3,525,801
1,332,600	Aiful Corp *	1,726,078
77,600	Alpen Co Ltd	1,225,887
301,500	Alps Electric Co Ltd *	2,652,384
274,200	AOC Holdings Inc *	1,777,486
89,900	Aoyama Trading Co Ltd	1,522,969
207,900	Arnest One Corp	2,022,484
43,000	Autobacs Seven Co Ltd	1,500,733
276,300	Cedyna Financial Corp *	434,337
215,900	Century Tokyo Leasing Corp	2,699,045
26,500	Chiba Kogyo Bank Ltd (The) *	188,060
1,379	CyberAgent Inc	2,153,224
307,700	Daiei Inc *	1,341,714
108,800	Daiichikosho Co Ltd	1,333,124
821,000	Dainippon Ink and Chemicals Inc	1,361,156
499,000	Dainippon Screen Manufacturing Co Ltd *	2,326,270
671	DA Office Investment Corp (REIT)	1,607,213
213,200	DCM Japan Holdings Co Ltd	1,204,201
39,100	Disco Corp	2,615,619
61,700	Don Quijote Co Ltd	1,592,515

434,000	Ebara Corp *	1,888,284
387,500	Edion Corp	3,311,576
124,600	Foster Electric Co Ltd	3,248,016
228,800	Fuji Oil Co Ltd	3,028,774
71,900	Fuji Soft Inc	1,269,320
553,000	Futaba Industrial Co Ltd *	4,234,254
77,600	Fuyo General Lease Co Ltd	1,998,186
871,000	Godo Steel	1,945,277
19,700	Gulliver International Co Ltd	591,276
26,900	H.I.S. Co Ltd	488,799
889,000	Hanwa Co Ltd	3,457,521
171,500	Itochu Enex Co Ltd	911,013
377,000	JACCS Co Ltd	716,852
404	Japan Excellent Inc (REIT)	2,008,465
121,000	Japan Securities Finance Co Ltd	763,301
554,000	JFE Shoji Holdings Inc	2,555,067
1,034,000	Juki Corp *	1,797,151
315,000	J—Oil Mills Inc	916,691
297,400	K’s Holdings Corp	6,908,879
47,200	Kaga Electronics Co Ltd	456,814
232,000	Kaken Pharmaceutical Co Ltd	1,939,083
468,000	Kayaba Industry Co	1,663,785
88,000	Keihin Corp	1,601,674
819	Kenedix Realty Investment Corp (REIT)	2,354,437
108,700	Kohnan Shoji Co Ltd	1,217,210
164,000	Kojima Co Ltd	1,154,308
491,000	Kurabo Industries Ltd	772,782
62,600	Kyoei Steel Ltd	908,281
118,000	Kyorin Co Ltd	1,586,354
44,000	Kyudenko Corp	231,923
288,700	Leopalace21 Corp *	1,149,105
48,600	Mandom Corp	1,302,126
182,700	Miraca Holdings Inc	5,352,905
416,000	Mitsubishi Steel Manufacturing Co Ltd	822,986
641,000	Morinaga Milk Industry Co Ltd	2,428,334
370,000	Nakayama Steel Works Ltd *	637,131
466,000	Nichias Corp	1,901,859
268,000	Nichirei Corp	1,020,983
173,000	Nifco Inc	3,567,521
168,000	Nihon Kohden Corp	3,307,009
1,019,000	Nippon Coke & Engineering Co Ltd	1,774,140
86,000	Nippon Corp	645,381
409,000	Nippon Metal Industry Co Ltd	596,215
130,000	Nippon Shokubai Co Ltd	1,180,125
255,000	Nippon Soda Co Ltd	893,005
428,000	Nippon Synthetic Chemical Industry Co Ltd	2,689,820
171,900	Nippon System Development Co Ltd	1,850,580
1,543	Nippon Commercial Investment Corp (REIT)	1,484,654
296,000	Nippon Flour Mills Co Ltd	1,379,222
104,000	Nippon Kayaku Co Ltd	834,998
1,816,000	Nippon Light Metal *	2,510,852
207,500	Nippon Yakin Koguo Co Ltd *	701,393
159,100	Nipro Corp	2,927,456
313,000	Nissan Shatai Co Ltd	2,121,389
308,000	Nisshin Oillio Group Ltd (The)	1,493,291
45,400	Nissin Kogyo Co Ltd	707,744
30,500	Okinawa Electric Power Co	1,579,854
1,025,000	Orient Corp *	817,531
645	ORIX JREIT Inc (REIT)	2,817,563
60,700	Osaka Steel Co Ltd	793,940

384,200	Pioneer Corp *	1,399,390
68,200	PLENUS Co Ltd	886,103
408	Premier Investment Corp (REIT)	1,653,435
150,500	QP Corp	1,605,635
239,700	Round One Corp	1,627,730
444,000	Ryobi Ltd *	1,490,620
31,900	Ryosan Co	779,740
817,000	Sankyo—Tateyama Holdings Inc *	997,419
308,000	Sankyu Inc	1,293,341
204,000	Seino Holdings Co Ltd	1,409,048
307,000	Shinwa Kaiun Kaisha Ltd	893,444
320,500	Showa Corp *	2,020,064
557,000	Taihei Kogyo Co Ltd	1,902,338
103,000	Taiyo Yuden Co Ltd	1,340,259
143,200	Takata Corp	3,182,385
277,000	TOA Corp	286,808
432,000	Toho Zinc Co Ltd	1,726,575
131,300	Tokai Rika Co Ltd	2,596,357
644,000	Topy Industries Ltd	1,319,438
408	Top REIT Inc (REIT)	1,891,169
938,000	Toyo Tire & Rubber Co Ltd	2,072,420
198,600	TS Tech Co Ltd	3,389,439
1,348	T—Gaia Corp	1,853,453
101,000	Uchida Yoko Co Ltd	264,880
328,000	Uniden Corp *	895,374
174,600	Unipres Corp	2,736,185
479	United Urban Investment Corp (REIT)	2,789,802
454,000	Zeon Corp	2,599,540
	Total Japan	189,867,877

	Luxembourg — 0.3%
61,442	Ternium SA-ADR *	2,092,100

	Netherlands — 2.8%
228,091	Aalberts Industries NV	2,799,966
94,296	Chicago Bridge & Iron Co NV (NY Shares) *	1,873,662
283,680	CSM	8,416,948
245,657	Koninklijke BAM Groep NV	1,585,263
111,351	Mediq NV	1,944,827
38,192	Vastned NV (REIT)	1,846,651
	Total Netherlands	18,467,317

	Norway — 2.1%
139,600	Acergy SA *	2,096,624
156,806	Aker Solutions ASA	2,208,576
137,600	Atea ASA	940,411
476,740	Petroleum Geo—Services ASA *	4,784,954
27,551	Schibsted ASA	543,352
175,858	Storebrand ASA *	942,895
192,421	TGS Nopec Geophysical Co ASA *	2,613,664
	Total Norway	14,130,476

	Portugal — 0.1%
411,802	Sonae	374,923

	Singapore — 5.1%
4,763,000	CapitaCommercial Trust (REIT)	3,836,213
1,756,000	Ezra Holdings Ltd	2,148,415
2,611,000	Ho Bee Investment Ltd	2,629,102

606,000	Hong Leong Asia Ltd	1,382,328
4,673,000	Jaya Holdings Ltd *	2,001,815
1,132,000	Keppel Land Ltd	2,800,700
219,000	Kim Eng Holdings Ltd	237,010
624,000	KS Energy Services Ltd *	501,998
2,540,000	Mapletree Logistics Trust (REIT)	1,426,835
1,267,000	MobileOne Ltd	1,866,181
675,000	Parkway Holdings Ltd	1,449,085
464,000	Singapore Airport Terminal Services Ltd	886,125
5,708,000	Suntec Real Estate Investment Trust (REIT)	5,119,420
1,531,000	Swiber Holdings Ltd *	1,039,538
757,000	Venture Corp Ltd	4,532,653
456,000	Wheelock Properties Ltd	572,429
945,000	Wing Tai Holdings Ltd	1,023,900
	Total Singapore	33,453,747

	Sweden — 5.2%
76,078	Axfood AB	1,944,139
780,866	Boliden AB	9,266,738
26,214	Cardo AB	700,856
63,100	D Carnegie AB (a) *	6,027
362,658	Fabege AB	1,989,326
482,624	Kungsleden AB	2,782,370
49,158	Modern Times Group AB Class B	2,553,989
346,094	NCC Class B	5,160,078
345,400	Peab AB	1,699,615
143,684	SAAB AB Class B	1,879,494
1,025,988	Trelleborg AB Class B	6,087,771
81,342	Vostok Gas Ltd (a) *	2,279
	Total Sweden	34,072,682

	United Kingdom — 19.0%
300,097	Aggreko Plc	5,453,439
826,283	ARM Holdings Plc	2,932,475
953,183	BBA Aviation Plc	2,567,789
504,073	Britvic Plc	3,341,156
850,222	Cape Plc *	2,543,386
97,584	Charter International Plc	977,781
560,433	Cookson Group Plc *	3,826,175
630,989	Daily Mail & General Trust Plc	4,423,634
316,424	Dairy Crest Group Plc	1,717,692
1,877,964	Debenhams Plc *	1,599,318
261,040	Drax Group Plc	1,257,256
2,125,301	DSG International Plc *	809,638
486,797	Electrocomponents Plc	1,498,465
1,827,207	Enterprise Inns Plc *	3,001,348
1,493,736	Galiform Plc *	1,537,855
605,007	Game Group Plc	800,525
129,505	Go—Ahead Group Plc	2,391,736
165,704	Greene King Plc	945,839
471,767	Halfords Group Plc	3,339,245
762,981	HMV Group Plc	651,708
566,495	IMI Plc	5,326,245
2,032,334	Inchcape Plc *	8,460,859
308,093	Intermediate Capital Group Plc	1,149,502
2,495,665	ITV Plc *	2,004,945
2,368,425	Johnston Press Plc *	645,932
690,428	Kesa Electricals Plc	1,067,196
124,869	Lancashire Holdings Ltd	856,885

252,310	LG Group Holdings Plc	1,378,516
2,723,836	Logica Plc	4,967,225
399,122	Luminar Group Holdings Plc *	86,965
1,387,510	Marston’s Plc	1,884,766
626,123	Mcbride Plc	1,680,348
1,804,103	Melrose Plc	5,744,692
263,408	Mondi Plc	1,585,318
1,259,574	National Express Group Plc	4,198,732
1,240,625	Northern Foods Plc	863,721
7,735,164	Premier Foods Plc *	2,529,593
2,220,457	Punch Taverns Plc *	2,266,629
1,784,868	Rentokil Initial Plc *	3,108,779
287,759	Rightmove Plc	2,878,289
236,914	Savills Plc	1,056,645
1,441,430	SIG Plc *	2,453,512
197,041	Smith News Plc	340,953
198,462	SSL International Plc	2,305,890
388,298	Tate & Lyle Plc	2,351,592
425,542	Travis Perkins Plc *	4,819,231
1,362,482	Trinity Mirror Plc *	1,956,977
705,894	Tullett Prebon Plc	3,264,379
304,639	Weir Group Plc (The)	4,073,242
1,223,352	William Hill Plc	3,095,654
3,023,399	Yell Group Plc *	1,463,864
	Total United Kingdom	125,483,536

	United States — 0.5%
112,687	Signet Jewelers Ltd *	3,469,476
	TOTAL COMMON STOCKS (COST $649,495,481)	630,503,476

	PREFERRED STOCKS — 1.6%

	Germany — 1.6%
19,012	Biotest AG 1.16%	772,424
37,839	Draegerwerk AG & Co 0.71%	2,332,667
87,827	Hugo Boss AG 3.13%	3,386,058
271,838	ProSiebenSat.1 Media AG 0.17%	4,090,923
	Total Germany	10,582,072
	TOTAL PREFERRED STOCKS (COST $7,727,959)	10,582,072

	RIGHTS AND WARRANTS — 0.0%

	France — 0.0%
22,813	Fonciere Des Regions Warrants, Expires 12/31/10*	13,998

	Singapore — 0.0%
61,000	Tat Hong Holdings Ltd Warrants, Expires 02/08/13*	1,734
	TOTAL RIGHTS AND WARRANTS (COST $7,969)	15,732

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.0%
CAD	12,935	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/10	12,291
NZD	14,064	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.95%, due 06/01/10	9,546
AUD	11,120	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.75%, due 06/01/10	9,422
DKK	58,570	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/10	9,660
CHF	22,110	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/10	19,073
NOK	92,679	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.00%, due 06/01/10	14,288

EUR	851,742	Citibank (New York) Time Deposit, 0.04%, due 06/01/10	1,045,215
SEK	1,112,922	Citibank (New York) Time Deposit, 0.01%, due 06/01/10	127,357
USD	5,000,000	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	5,000,000
HKD	415,101	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	20,240
JPY	23,239,720	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	255,634
GBP	19,635	HSBC Bank (London) Time Deposit, 0.08%, due 06/01/10	28,396
USD	1,324,337	ING Bank (Amsterdam) Time Deposit, 0.04%, due 06/01/10	1,324,337
SGD	302,306	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/10	214,897
USD	5,000,000	Skandinaviska Enskilda Banken (Stockholm) Time Deposit, 0.04%, due 06/01/10	5,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $13,090,356)	13,090,356

		TOTAL INVESTMENTS — 99.2% (Cost $670,321,765)	654,191,636
		Other Assets and Liabilities (net) — 0.8%	5,091,776

		TOTAL NET ASSETS — 100.0%	$659,283,412

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$697,956,029	$53,654,229	$(97,418,622)	$(43,764,393)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/18/10	AUD	3,636,000	$3,075,164	$(177,456)
6/18/10	AUD	3,776,000	3,193,570	(275,143)
6/18/10	CHF	21,162,290	18,262,970	(1,646,234)
6/18/10	CHF	2,741,808	2,366,169	(209,573)
6/18/10	CHF	2,232,581	1,926,708	(168,723)
6/18/10	CHF	8,225,426	7,098,509	(628,305)
6/18/10	CHF	14,943,290	12,895,999	(1,163,775)
6/18/10	EUR	5,392,000	6,617,867	(558,044)
6/18/10	EUR	5,549,000	6,810,561	(261,085)
6/18/10	EUR	15,316,000	18,798,081	(494,718)
6/18/10	GBP	4,821,373	6,972,622	(261,271)
6/18/10	GBP	5,708,712	8,255,883	(506,134)
6/18/10	GBP	7,070,009	10,224,577	(649,613)
6/18/10	GBP	9,654,090	13,961,650	(867,515)
6/18/10	GBP	9,948,090	14,386,830	(752,985)
6/18/10	HKD	49,231,673	6,323,620	(21,240)
6/18/10	HKD	10,636,000	1,366,154	(3,019)
6/18/10	JPY	1,796,969,000	19,771,016	475,645
6/18/10	JPY	570,703,000	6,279,117	26,091
6/18/10	JPY	1,094,070,000	12,037,422	407,251
6/18/10	NOK	109,265,534	16,832,218	(1,580,605)
6/18/10	NOK	8,002,000	1,232,698	(46,415)
6/18/10	SEK	13,885,000	1,768,710	(7,598)
6/18/10	SEK	65,390,987	8,329,684	(810,412)
6/18/10	SEK	30,429,973	3,876,254	(372,282)
6/18/10	SEK	102,614,514	13,071,320	(1,284,332)
6/18/10	SGD	5,020,000	3,568,443	(51,499)
6/18/10	SGD	1,450,000	1,030,726	(14,457)
			$230,334,542	$(11,903,446)
Sales #
6/18/10	AUD	3,636,000	$3,075,164	$152,121
6/18/10	AUD	3,776,000	3,193,570	283,292
6/18/10	CAD	10,545,079	10,019,658	534,909
6/18/10	CAD	450,000	427,578	8,456
6/18/10	CHF	3,399,000	2,933,323	226,280
6/18/10	CHF	3,449,000	2,976,473	69,643
6/18/10	DKK	14,178,424	2,338,838	207,373
6/18/10	DKK	13,099,554	2,160,870	208,249
6/18/10	DKK	2,606,000	429,879	4,012
6/18/10	EUR	22,178,914	27,221,274	2,733,166
6/18/10	EUR	17,559,914	21,552,148	2,109,960
6/18/10	EUR	22,817,000	28,004,428	409,650
6/18/10	GBP	12,011,000	17,370,190	630,725
6/18/10	GBP	382,000	552,445	(1,269)
6/18/10	HKD	16,344,000	2,099,324	1,541
6/18/10	JPY	403,774,000	4,442,493	(104,750)
6/18/10	JPY	1,620,137,000	17,825,435	(198,965)
6/18/10	JPY	3,931,242,054	43,253,193	(1,062,156)
6/18/10	NOK	10,914,000	1,681,288	170,646
6/18/10	NOK	65,039,000	10,019,176	376,884
6/18/10	SEK	11,320,000	1,441,973	135,794
6/18/10	SEK	10,795,482	1,375,158	122,443
6/18/10	SEK	4,784,000	609,399	9,566
6/18/10	SEK	29,895,000	3,808,108	47,620
6/18/10	SGD	3,024,813	2,150,174	49,930
6/18/10	SGD	11,679,427	8,302,265	190,857
6/18/10	SGD	2,413,000	1,715,270	48,070
			$220,979,094	$7,364,047

†                                Fund buys foreign currency; sells USD.

#                               Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
119	FTSE 100	June 2010	$8,870,212	$(132,199)
172	FTSE/MIB	June 2010	20,377,435	(2,879,593)
66	CAC 40	June 2010	2,801,534	(25,083)
105	MSCI Singapore	June 2010	4,885,010	125,278
81	TOPIX	June 2010	7,807,092	(463,857)
			$44,741,283	$(3,375,454)
Sales
5	DAX	June 2010	$910,341	$15,480
11	Amsterdam Exchanges	June 2010	858,416	17,783
140	S&P Toronto 60	June 2010	18,235,652	511,657
188	SPI 200	June 2010	17,617,123	1,851,557
56	OMXS 30	June 2010	693,742	9,151
			$38,315,274	$2,405,628

As of May 31, 2010, for futures, swap contracts and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*                      Non-income producing security.

(a)               Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.01% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 91.52% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: With respect to certain securities for which no current market or bid prices were available, the Fund valued those securities at the most recent available market or bid price.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$3,076,842	$23,905,643	$—	$26,982,485
Austria	—	5,799,619	—	5,799,619
Belgium	—	15,378,709	—	15,378,709
Canada	21,709,160	—	—	21,709,160
Denmark	—	4,702,066	—	4,702,066
Finland	—	14,856,972	—	14,856,972
France	—	14,885,840	—	14,885,840
Germany	—	26,045,973	—	26,045,973
Greece	—	3,606,123	—	3,606,123
Hong Kong	—	19,906,197	—	19,906,197
Ireland	3,627,026	29,568,834	—	33,195,860
Israel	348,462	—	—	348,462
Italy	—	21,673,876	—	21,673,876
Japan	3,525,801	186,342,076	—	189,867,877
Luxembourg	2,092,100	—	—	2,092,100
Netherlands	1,873,662	16,593,655	—	18,467,317
Norway	—	14,130,476	—	14,130,476
Portugal	—	374,923	—	374,923
Singapore	1,449,085	32,004,662	—	33,453,747
Sweden	—	34,064,376	8,306	34,072,682
United Kingdom	—	125,483,536	—	125,483,536
United States	—	3,469,476	—	3,469,476
TOTAL COMMON STOCKS	37,702,138	592,793,032	8,306	630,503,476
Preferred Stocks
Germany	—	10,582,072	—	10,582,072
TOTAL PREFERRED STOCKS	—	10,582,072	—	10,582,072
Rights and Warrants
France	—	13,998	—	13,998
Singapore	—	1,734	—	1,734
TOTAL RIGHTS AND WARRANTS	—	15,732	—	15,732
Short-Term Investments	13,090,356	—	—	13,090,356
Total Investments	50,792,494	603,390,836	8,306	654,191,636
Derivatives
Forward Currency Contracts
Foreign Exchange risk	—	9,640,174	—	9,640,174
Futures Contracts
Equity risk	511,657	2,019,249	—	2,530,906
Total Derivatives	511,657	11,659,423	—	12,171,080
Total	$51,304,151	$615,050,259	$8,306	$666,362,716

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts
Foreign Exchange risk	$—	$(14,179,573)	$—	$(14,179,573)
Futures Contracts
Equity risk	—	(3,500,732)	—	(3,500,732)
Total Derivatives	—	(17,680,305)	—	(17,680,305)
Total	$—	$(17,680,305)	$—	$(17,680,305)

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.01% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3		Balances as of May 31, 2010
Common Stocks
Japan	$4,311,461	$—	$—	$—	$79,022	$—	$(4,390,483	)*	$—
Sweden	9,148	—	—	—	(842)	—	—		8,306
Total	$4,320,609	$—	$—	$—	$78,180	$—	$(4,390,483)		$8,306

*Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.  These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies in emerging countries.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security.  The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$15,732	$—	$15,732
Unrealized appreciation on futures contracts*	—	—	—	2,530,906	—	2,530,906
Unrealized appreciation on forward currency contracts	—	9,640,174	—	—	—	9,640,174
Total	$—	$9,640,174	$—	$2,546,638	$—	$12,186,812

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(3,500,732)	$—	$(3,500,732)
Unrealized depreciation on forward currency contracts	—	(14,179,573)	—	—	—	(14,179,573)
Total	$—	$(14,179,573)	$—	$(3,500,732)	$—	$(17,680,305)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants), outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Rights/ Warrants
Average amount outstanding	$357,565,922	$117,613,472	$21,362

Subsequent event

Subsequent to May 31, 2010, the Fund received redemption requests in the amount of $294,038,234.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.4%

	Capital Goods — 1.8%
1,697,100	3M Co.	134,597,001
339,260	Lockheed Martin Corp.	27,113,659
1,346,200	United Technologies Corp.	90,706,956
	Total Capital Goods	252,417,616

	Consumer Durables & Apparel — 1.0%
1,910,500	Nike, Inc.-Class B	138,281,990

	Consumer Services — 0.8%
1,728,800	McDonald’s Corp.	115,604,856

	Energy — 9.8%
23,300,169	BP Plc	166,096,515
5,948,400	Chevron Corp.	439,408,308
7,496,700	Exxon Mobil Corp.	453,250,482
4,465,674	Royal Dutch Shell Group-Class A	117,157,949
3,929,913	Total SA	182,058,958
	Total Energy	1,357,972,212

	Food & Staples Retailing — 6.9%
314,800	Costco Wholesale Corp.	18,337,100
1,870,000	CVS Caremark Corp.	64,758,100
9,500	Kroger Co. (The)	191,235
2,298,500	Sysco Corp.	68,518,285
4,719,300	Walgreen Co.	151,206,372
12,747,300	Wal—Mart Stores, Inc.	644,503,488
	Total Food & Staples Retailing	947,514,580

	Food, Beverage & Tobacco — 13.0%
355,000	Altria Group, Inc.	7,202,950
1,610,381	Anheuser-Busch InBev NV	76,661,270
87,000	Brown-Forman Corp.-Class B	4,825,020
432,700	Campbell Soup Co.	15,494,987
10,288,200	Coca—Cola Co. (The)	528,813,480
626,100	General Mills, Inc.	44,597,103
6,600	Hershey Co. (The)	308,880
378,200	HJ Heinz Co.	16,708,876
866,600	Kellogg Co.	46,302,438
1,180,300	Kraft Foods, Inc.-Class A	33,756,580
7,957,209	Nestle SA	359,107,257
7,052,700	PepsiCo, Inc.	443,544,303
2,343,800	Philip Morris International, Inc.	103,408,456
4,138,279	Unilever NV	112,295,360
	Total Food, Beverage & Tobacco	1,793,026,960

	Health Care Equipment & Services — 4.3%
1,271,800	Baxter International, Inc.	53,708,114
1,324,920	Express Scripts, Inc.*	133,286,952
251,600	Henry Schein, Inc.*	14,192,756
283,800	Laboratory Corp. of America Holdings*	21,458,118
4,399,130	Medtronic, Inc.	172,357,913
1,073,100	Quest Diagnostics, Inc.	56,606,025
319,000	Stryker Corp.	16,916,570
1,653,494	UnitedHealth Group, Inc.	48,067,071

413,000	WellPoint, Inc.*	21,186,900
936,600	Zimmer Holdings, Inc.*	52,384,038
	Total Health Care Equipment & Services	590,164,457

	Household & Personal Products — 7.0%
897,400	Avon Products, Inc.	23,772,126
186,700	Church & Dwight Co., Inc.	12,286,727
355,900	Clorox Co.	22,357,638
2,202,100	Colgate—Palmolive Co.	171,961,989
320,100	Estee Lauder Cos. (The), Inc.-Class A	18,652,227
863,500	Kimberly—Clark Corp.	52,414,450
10,818,000	Procter & Gamble Co. (The)	660,871,620
	Total Household & Personal Products	962,316,777

	Pharmaceuticals, Biotechnology & Life Sciences — 21.5%
5,904,005	Abbott Laboratories	280,794,478
3,358,760	Amgen, Inc.*	173,916,593
1,989,100	Bristol—Myers Squibb Co.	46,167,011
253,400	Covance, Inc.*	13,369,384
2,250,000	Gilead Sciences, Inc.*	80,820,000
9,712,692	GlaxoSmithKline Plc	161,533,890
12,051,200	Johnson & Johnson	702,584,960
11,090,400	Merck & Co., Inc.	373,635,576
3,933,156	Novartis AG (Registered)	177,345,922
39,327,148	Pfizer, Inc.	598,952,464
1,309,169	Roche Holding AG	179,257,823
1,986,734	Sanofi-Aventis	118,926,625
1,096,900	Thermo Fisher Scientific, Inc.*	57,104,614
	Total Pharmaceuticals, Biotechnology & Life Sciences	2,964,409,340

	Retailing — 0.6%
162,480	AutoZone, Inc.*	31,014,182
1,632,000	Home Depot, Inc.	55,259,520
	Total Retailing	86,273,702

	Software & Services — 18.6%
2,198,273	eBay, Inc.*	47,065,025
701,800	Google, Inc.-Class A*	340,499,324
2,462,440	International Business Machines Corp.	308,445,234
610,000	MasterCard, Inc.-Class A	123,079,700
28,959,800	Microsoft Corp.	747,162,840
34,213,100	Oracle Corp.	772,189,667
3,202,200	Visa, Inc.-Class A	232,031,412
	Total Software & Services	2,570,473,202

	Technology Hardware & Equipment — 7.1%
918,960	Apple, Inc.*	236,319,754
17,304,800	Cisco Systems, Inc.*	400,779,168
17,900	Dell, Inc.*	238,607
2,117,300	Hewlett-Packard Co.	97,416,973
6,746,300	Qualcomm, Inc.	239,898,428
	Total Technology Hardware & Equipment	974,652,930

	Telecommunication Services — 2.0%
4,671,995	AT&T, Inc.	113,529,479
59,410	NTT Docomo Inc	88,845,250

2,580,000	Verizon Communications, Inc.	71,001,600
	Total Telecommunication Services	273,376,329

	TOTAL COMMON STOCKS (COST $12,883,973,268)	13,026,484,951

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.8%

	Money Market Funds — 0.7%
67,069,932	State Street Institutional Treasury Money Market Fund-Institutional Class	67,069,932
24,985,189	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,985,189
		92,055,121

	Other Short-Term Investments — 3.1%
140,000,000	U.S. Treasury Bill, 0.23%, due 01/13/11 (a)	139,802,320
200,000,000	U.S. Treasury Bill, 0.28%, due 03/10/11 (a)	199,569,200
90,000,000	U.S. Treasury Bill, 0.17%, due 09/16/10 (a)	89,955,900
5,000,000	U.S. Treasury Bill, 0.32%, due 05/05/11 (a)	4,985,120
		434,312,540

	TOTAL SHORT-TERM INVESTMENTS (COST $526,132,372)	526,367,661

	TOTAL INVESTMENTS — 98.2% (Cost $13,410,105,640)	13,552,852,612

	Other Assets and Liabilities (net) — 1.8%	248,818,631

	TOTAL NET ASSETS — 100.0%	$13,801,671,243

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$13,786,243,973	$328,647,550	$(562,038,911)	$(233,391,361)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2,996	S&P 500 E-Mini Index	June 2010	$163,057,300	$(2,718,222)

As of May 31, 2010, for futures contracts, swap contracts, and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Country Summary	% of Equity Investments
United States	86.6%
Switzerland	5.5
United Kingdom	3.4
France	2.3
Netherlands	0.9
Japan	0.7
Belgium	0.6
100.0%

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 12.60% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Belgium	$—	$76,661,270	$—	$76,661,270
France	—	300,985,583	—	300,985,583
Japan	—	88,845,250	—	88,845,250
Netherlands	—	112,295,360	—	112,295,360
Switzerland	—	715,711,002	—	715,711,002
United Kingdom	—	444,788,354	—	444,788,354
United States	11,287,198,132	—	—	11,287,198,132
TOTAL COMMON STOCKS	11,287,198,132	1,739,286,819	—	13,026,484,951
Short-Term Investments	526,367,661	—	—	526,367,661
Total	$11,813,565,793	$1,739,286,819	$—	$13,552,852,612

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Futures Contracts
Equity contract risk	$(2,718,222)	$—	$—	$(2,718,222)
Total	$(2,718,222)	$—	$—	$(2,718,222)

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. In addition, while each GMO Fund is exposed to some level of management risk, that risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents, and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in a limited number of companies or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security.  The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to adjust exposure to certain securities markets. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(2,718,222)	$—	$(2,718,222)
Total	$—	$—	$—	$(2,718,222)	$—	$(2,718,222)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the year ended May 31, 2010:

Futures Contracts
Average amount outstanding	$139,735,993

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 97.5%

	REAL ESTATE INVESTMENT TRUSTS — 97.5%

	Diversified — 7.8%
2,800	CapLease, Inc.	14,308
3,600	Colonial Properties Trust	54,288
2,900	Investors Real Estate Trust	25,317
8,000	Liberty Property Trust	246,480
1,000	PS Business Parks, Inc.	53,910
8,046	Vornado Realty Trust	625,013
1,700	Washington Real Estate Investment Trust	49,946
3,500	Winthrop Realty Trust	44,800
	Total Diversified	1,114,062

	Industrial — 5.3%
10,600	AMB Property Corp.	274,858
3,100	DCT Industrial Trust, Inc.	15,004
2,700	DuPont Fabros Technology, Inc.	68,958
1,700	EastGroup Properties, Inc.	62,866
29,738	ProLogis	338,419
	Total Industrial	760,105

	Office — 16.6%
3,520	Alexandria Real Estate Equities, Inc.	230,842
8,000	BioMed Realty Trust, Inc.	136,080
9,800	Boston Properties, Inc.	751,464
4,789	Brandywine Realty Trust	55,504
1,600	Corporate Office Properties Trust	60,656
2,900	Digital Realty Trust, Inc.	165,039
3,600	Douglas Emmett, Inc.	55,728
2,400	Duke Realty Corp.	28,512
4,800	Franklin Street Properties Corp.	59,280
1,300	Government Properties Income Trust	34,606
3,400	Highwoods Properties, Inc.	100,164
15,300	HRPT Properties Trust	102,663
2,900	Kilroy Realty Corp.	95,410
2,808	Lexington Realty Trust	17,438
5,000	Mack-Cali Realty Corp.	164,900
5,023	SL Green Realty Corp.	312,883
	Total Office	2,371,169

	Residential — 15.5%
900	American Campus Communities, Inc.	24,093
6,486	Apartment Investment & Management Co.-Class A	133,806
5,873	AvalonBay Communities, Inc.	575,906
4,400	BRE Properties, Inc.	179,784
4,500	Camden Property Trust	205,380
3,400	Education Realty Trust, Inc.	21,624
1,400	Equity Lifestyle Properties, Inc.	72,520
10,800	Equity Residential	487,404
870	Essex Property Trust, Inc.	91,550
1,300	Home Properties, Inc.	63,219
2,000	Mid-America Apartment Communities, Inc.	109,260
2,800	Post Properties, Inc.	70,224
1,100	Sun Communities, Inc.	32,538

6,781	UDR, Inc.	137,858
	Total Residential	2,205,166

	Retail — 25.3%
3,584	Acadia Realty Trust	64,118
270	Alexander’s, Inc.	87,580
8,531	CBL & Associates Properties, Inc.	121,908
2,600	Cedar Shopping Centers, Inc.	17,862
15,597	Developers Diversified Realty Corp.	178,430
3,600	Equity One, Inc.	61,812
2,800	Federal Realty Investment Trust	206,360
2,600	Getty Realty Corp.	58,032
25,858	Kimco Realty Corp.	369,769
5,996	Macerich Co. (The)	247,994
5,300	National Retail Properties, Inc.	116,494
3,700	Ramco-Gershenson Properties Trust	39,997
4,100	Realty Income Corp.	127,674
1,800	Regency Centers Corp.	66,150
1,400	Saul Centers, Inc.	53,690
16,803	Simon Property Group, Inc.	1,428,759
600	Tanger Factory Outlet Centers, Inc.	24,972
2,900	Taubman Centers, Inc.	117,421
2,000	Urstadt Biddle Properties, Inc.	33,480
9,100	Weingarten Realty Investors	189,826
	Total Retail	3,612,328

	Specialized — 27.0%
3,811	DiamondRock Hospitality Co. *	34,832
2,900	Entertainment Properties Trust	118,726
4,800	Extra Space Storage, Inc.	72,192
19,000	HCP, Inc.	605,340
4,900	Health Care, Inc.	211,092
2,200	Healthcare Realty Trust, Inc.	50,446
9,200	Hospitality Properties Trust	207,000
44,037	Host Hotels & Resorts, Inc.	627,968
2,800	LaSalle Hotel Properties	63,000
1,800	LTC Properties, Inc.	46,242
8,300	Medical Properties Trust, Inc.	79,265
1,900	National Health Investors, Inc.	78,242
7,100	Nationwide Health Properties, Inc.	251,979
4,500	Omega Healthcare Investors, Inc.	89,370
5,414	Public Storage	501,824
9,100	Senior Housing Properties Trust	189,644
1,600	Sovran Self Storage, Inc.	57,648
3,800	Sunstone Hotel Investors, Inc. *	41,914
300	Universal Health Realty Income Trust	9,771
11,100	Ventas, Inc.	521,145
	Total Specialized	3,857,640

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $14,224,231)	13,920,470

	TOTAL REAL ESTATE INVESTMENTS (COST $14,224,231)	13,920,470

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.6%

	Money Market Funds — 1.9%
274,643	State Street Institutional Treasury Money Market Fund-Institutional Class	274,643

	Other Short-Term Investments — 0.7%
100,000	U.S. Treasury Bill, 0.17%, due 09/16/10 (a)	99,951
		99,951

	TOTAL SHORT-TERM INVESTMENTS (COST $374,574)	374,594

	TOTAL INVESTMENTS — 100.1% (Cost $14,598,805)	14,295,064

	Other Assets and Liabilities (net) — (0.1%)	(16,123)

	TOTAL NET ASSETS — 100.0%	$14,278,941

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$15,560,713	$1,532,981	$(2,798,630)	$(1,265,649)

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$13,920,470	$—	$—	$13,920,470
Short-Term Investments	374,594	—	—	374,594
Total Investments	14,295,064	—	—	14,295,064
Total	$14,295,064	$—	$—	$14,295,064

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Real Estate Risk — Real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to substantial cash flow dependency, defaults by borrowers, and the risk of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.

• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its investments in real estate-related investments, making the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the real estate industry.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 99.0%

	Asset-Backed Securities — 97.8%

	ABS Collateralized Debt Obligations — 0.0%
11,200,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.96%, due 10/20/44	112,000

	Airlines — 0.5%
18,768,543	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.82%, due 05/15/24	7,882,788
5,792,543	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	5,922,876
	Total Airlines	13,805,664

	Auto Financing — 13.0%
26,700,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.74%, due 02/18/14	26,750,463
5,100,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.69%, due 07/15/14	5,155,784
24,500,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.99%, due 08/15/13	24,996,860
22,300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	23,528,730
17,400,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.15%, due 11/10/14	17,778,624
14,093,884	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.38%, due 02/15/12	14,081,058
13,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.72%, due 07/15/12	13,732,606
31,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.34%, due 03/15/13	32,534,898
61,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	59,780,000
8,400,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.29%, due 05/20/16	8,544,060
21,148,616	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	21,220,521
20,460,272	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	20,421,398
32,200,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	32,119,500
17,100,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 0.99%, due 10/15/12	17,059,473
33,350,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	33,333,325
12,000,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.49%, due 03/20/14	12,119,880
11,828,016	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 11/15/12	11,792,650
	Total Auto Financing	374,949,830

	Bank Loan Collateralized Debt Obligations — 0.3%
7,868,763	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.44%, due 06/20/25	7,825,731

	Business Loans — 4.7%
14,156,665	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.58%, due 08/16/19	12,457,865
3,024,837	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.70%, due 04/25/34	2,389,621
2,335,257	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.71%, due 01/25/35	1,844,853
10,014,142	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.73%, due 01/25/36	6,709,475
8,877,542	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.58%, due 07/25/37	6,702,544
31,200,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.64%, due 12/25/37	25,896,000
4,801,828	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 03/20/17	4,441,691

3,020,673	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.63%, due 05/15/32	2,493,565
5,587,544	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.58%, due 11/15/33	4,609,724
41,500,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.35%, due 07/20/12	41,463,480
7,663,996	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.59%, due 02/25/30	5,364,797
4,716,353	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.59%, due 09/25/30	3,065,629
25,220,131	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.19%, due 10/25/37	16,897,488
170,740	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 0.84%, due 09/15/17	149,398
	Total Business Loans	134,486,130

	CMBS — 9.1%
11,500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	11,884,100
2,127,978	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	2,133,297
19,100,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.46%, due 07/15/44	18,794,400
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	22,838,361
25,800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	26,021,880
16,950,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	17,116,110
1,681,165	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.37%, due 11/05/21	1,588,700
27,200,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	27,603,750
5,938,604	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.37%, due 03/06/20	5,641,674
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.41%, due 03/06/20	5,859,000
7,398,200	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.46%, due 02/15/20	7,028,290
42,900,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	43,685,070
27,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	28,055,700
10,300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	10,470,568
11,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.90%, due 10/15/42	11,357,500
2,698,695	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	2,715,562
21,193,452	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	19,074,107
	Total CMBS	261,868,069

	CMBS Collateralized Debt Obligations — 1.6%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.28%, due 11/23/52	197,926
10,171,887	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.64%, due 06/28/19	9,154,698
13,184,464	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	8,569,901
16,445,235	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.66%, due 08/26/30	9,867,141
27,100,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.67%, due 05/25/46	17,615,000
	Total CMBS Collateralized Debt Obligations	45,404,666

	Collateralized Loan Obligations — 0.0%
397,608	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 0.98%, due 02/25/13	383,691

		Credit Cards — 22.2%
2,517,829		Advanta Business Card Master Trust, Series 05-A2, Class A2, 1 mo. LIBOR + .13%, 0.47%, due 05/20/13	2,492,651
3,647,037		Advanta Business Card Master Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.37%, due 04/22/13	3,592,332
50,600,000		American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	50,593,508
20,700,000		American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.37%, due 12/15/13	20,664,810
10,300,000		American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.54%, due 09/15/11	10,300,000
4,200,000		Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.36%, due 03/15/14	4,183,620
33,750,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.34%, due 09/15/14	34,669,012
17,875,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.59%, due 06/16/14	17,832,100
24,800,000		Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.35%, due 08/15/13	24,760,568
7,700,000		Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.37%, due 03/16/15	7,635,243
16,800,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.41%, due 05/15/13	16,796,136
17,500,000		Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.44%, due 03/17/14	17,617,600
39,000,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	37,559,730
46,600,000		Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.41%, due 07/15/14	46,367,000
22,900,000		Chase Issuance Trust, Series 06-A7, Class A, 1 mo. LIBOR + .01%, 0.35%, due 02/15/13	22,877,100
4,000,000		Chase Issuance Trust, Series 07-A1, Class A1, 1 mo. LIBOR + .02%, 0.36%, due 03/15/13	3,995,440
13,000,000		Chase Issuance Trust, Series 07-A11, Class A11, 1 mo. LIBOR, 0.34%, due 07/16/12	12,996,100
11,200,000		Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, 3 mo. LIBOR + .14%, 0.57%, due 08/15/13	11,163,040
EUR	33,200,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 0.79%, due 05/24/13	40,500,206
8,100,000		Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, 1 mo. LIBOR + .07%, 0.41%, due 04/24/14	8,049,051
11,000,000		Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.40%, due 06/18/13	10,982,840
16,400,000		Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.43%, due 06/16/15	16,202,688
52,700,000		Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.37%, due 01/16/14	52,499,740
10,600,000		Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.71%, due 10/16/13	10,600,000
35,800,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	35,789,260
39,800,000		Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.39%, due 04/15/13	39,762,687
17,500,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	17,508,203
11,500,000		MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.49%, due 01/15/14	11,479,070
40,300,000		National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	40,551,875
10,600,000		World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	10,115,898
		Total Credit Cards	640,137,508

		Equipment Leases — 0.6%
14,600,000		CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.29%, due 08/15/14	14,855,500
2,395,081		GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.59%, due 06/14/11	2,393,596
		Total Equipment Leases	17,249,096

	Insured Auto Financing — 7.4%
17,030,138	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.32%, due 10/06/13	16,807,044
16,104,215	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.33%, due 12/06/13	15,891,317
2,013,254	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.31%, due 05/07/12	2,002,628
13,300,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.08%, due 06/06/14	13,170,352
25,400,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.80%, due 03/08/16	25,255,220
12,127,005	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.35%, due 12/15/12	12,025,138
14,173,707	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.35%, due 07/15/13	14,098,782
5,283,280	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.36%, due 11/15/13	5,253,165
6,752,914	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	6,747,579
7,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.59%, due 11/25/11	7,777,556
20,503,721	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.39%, due 09/15/14	20,172,176
20,253,059	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	20,052,958
51,300,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.54%, due 07/14/14	51,393,366
1,830,308	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	1,852,616
	Total Insured Auto Financing	212,499,897

	Insured Business Loans — 0.1%
2,774,931	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.78%, due 10/25/30	1,692,708

	Insured High Yield Collateralized Debt Obligations — 0.7%
17,121,154	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, 3mo. LIBOR +.25%, 0.54%, due 06/30/17(a)	14,561,019
4,571,718	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.77%, due 12/16/15	4,160,264
2,790,332	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 1.20%, due 05/22/13	2,378,758
	Total Insured High Yield Collateralized Debt Obligations	21,100,041

	Insured Other — 3.5%
24,700,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	24,082,500
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	42,047,460
11,649,748	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 09/15/41	10,060,082
11,043,344	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 12/15/41	9,569,795
15,952,348	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.54%, due 01/05/14	14,357,113
2,988,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	450,710
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	2,025,626
	Total Insured Other	102,593,286

	Insured Residential Asset-Backed Securities (United States) — 0.6%
2,634,805	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.55%, due 07/25/34	2,026,640

3,072,010	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.72%, due 12/25/33	2,274,854
813,332	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.67%, due 03/25/34	601,865
17,763,848	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.56%, due 11/25/35	12,423,680
	Total Insured Residential Asset-Backed Securities (United States)	17,327,039

	Insured Residential Mortgage-Backed Securities (United States) — 0.6%
523,313	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.68%, due 10/25/34	303,522
1,052,361	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.67%, due 01/25/35	620,893
12,516,878	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 06/15/37	5,567,508
6,412,143	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.57%, due 10/25/34	3,513,854
389,537	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.80%, due 07/25/29	166,504
414,171	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.90%, due 08/15/30	203,643
941,273	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.78%, due 06/25/34	517,700
204,060	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.63%, due 12/25/32	84,746
4,864,263	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.53%, due 11/25/35	3,183,174
1,880,032	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.71%, due 09/27/32	1,473,682
1,485,131	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.56%, due 06/25/34	1,052,809
	Total Insured Residential Mortgage-Backed Securities (United States)	16,688,035

	Insured Time Share — 0.6%
1,736,329	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.52%, due 05/20/17	1,658,194
3,159,998	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 05/20/18	2,940,429
3,396,946	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.49%, due 03/20/19	3,167,652
11,045,376	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.34%, due 09/20/19	10,231,343
	Total Insured Time Share	17,997,618

	Insured Transportation — 0.2%
5,052,500	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.64%, due 04/17/19	4,705,141

	Investment Grade Corporate Collateralized Debt Obligations — 1.2%
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.56%, due 06/20/13	27,189,000
8,400,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.97%, due 08/01/11	7,575,120
	Total Investment Grade Corporate Collateralized Debt Obligations	34,764,120

	Non-Investment Grade Corporate Collateralized Debt Obligations — 1.5%
22,300,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.67%, due 12/20/10	21,185,000
22,900,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.69%, due 06/22/10	22,815,270
	Total Non-Investment Grade Corporate Collateralized Debt Obligations	44,000,270

	Rate Reduction Bonds — 1.1%
7,955,896	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	8,122,732
24,500,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	25,399,150
	Total Rate Reduction Bonds	33,521,882

	Residential Asset-Backed Securities (United States) — 13.1%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.73%, due 01/25/35	777,766
681,928	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.39%, due 02/25/37	674,427
2,937,428	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.48%, due 02/25/36	371,878
1,764,870	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.48%, due 03/25/36	1,725,160
8,500,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.52%, due 03/25/36	5,822,500
7,378,264	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.44%, due 08/25/36	5,369,163
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.52%, due 10/25/36	7,714,000
13,067,247	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.44%, due 07/25/36	9,509,036
5,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.50%, due 05/25/36	3,156,500
5,189,034	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.43%, due 06/25/36	3,776,060
11,100,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 04/25/36	3,971,580
4,036,423	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.50%, due 09/25/35	423,824
8,181,637	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.44%, due 06/25/36	920,434
9,510,330	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.51%, due 06/25/36	128,389
7,491,968	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.43%, due 01/25/37	3,671,064
5,186,303	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.41%, due 11/25/36	2,724,365
12,203,522	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.54%, due 05/25/37	1,271,607
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.86%, due 05/25/34	2,926,723
55,255,164	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 07/25/36	21,342,307
8,336,154	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.45%, due 09/25/36	3,396,149
11,644,643	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.53%, due 03/25/36	5,308,793
318,047	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.45%, due 05/25/36	111,062
8,955,926	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 06/25/36	3,494,210
7,520,822	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.45%, due 10/25/36	7,370,406
10,100,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.49%, due 10/25/36	6,197,360
22,522,092	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.56%, due 05/25/37	17,803,714
5,600,048	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.35%, due 05/28/39	2,604,022
5,838,348	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.65%, due 05/28/39	2,130,997
10,792,678	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.35%, due 02/28/40	6,678,509
4,033,997	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.45%, due 11/25/36	2,850,422
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.54%, due 11/25/36	1,851,300
4,350,074	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.50%, due 02/25/37	471,548
5,581,161	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.50%, due 01/25/36	5,489,685
3,033,100	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.46%, due 02/25/37	2,747,989
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.54%, due 02/25/37	21,602,700
11,699,213	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.50%, due 06/25/36	10,383,636
223,934	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.88%, due 04/25/33	170,190
152,327	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.75%, due 10/25/34	132,666

12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.50%, due 12/25/36	4,235,000
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.48%, due 02/25/37	24,833,200
4,836,383	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.42%, due 03/25/37	4,687,906
420,784	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.64%, due 04/25/34	269,301
13,446,453	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.50%, due 04/25/36	8,151,912
4,116,968	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.54%, due 05/25/36	2,603,982
1,977,387	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.44%, due 08/25/36	1,240,501
19,925,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.50%, due 08/25/36	6,774,500
14,152,061	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.49%, due 08/25/36	5,377,783
3,412,191	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.65%, due 01/20/35	2,881,169
2,938,867	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 01/20/35	2,470,485
10,402,078	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.50%, due 01/20/36	8,874,272
29,400,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.46%, due 12/25/36	11,330,760
2,943,169	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.59%, due 10/25/35	2,781,295
4,761,664	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.47%, due 10/25/36	4,535,485
20,910,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.49%, due 03/25/36	9,879,975
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 06/25/36	3,785,500
22,456,550	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 08/25/36	7,579,086
14,400,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.50%, due 10/25/36	5,040,000
6,315,468	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.50%, due 03/25/36	789,433
7,539,055	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.46%, due 02/25/37	4,291,230
2,880,951	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.74%, due 08/25/34	2,016,666
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.57%, due 02/25/37	11,537,500
17,590,751	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.50%, due 04/25/36	10,642,405
6,575,283	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.44%, due 04/25/37	5,917,755
9,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 11/25/36	3,610,000
6,776,662	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.60%, due 12/25/35	3,779,345
7,975,617	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.53%, due 09/25/45	6,849,460
2,371,583	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 10/25/33	2,083,910
5,654,374	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.59%, due 01/25/36	5,280,168
3,547,826	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.45%, due 04/25/37	3,447,777
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.88%, due 03/25/35	144,382
3,131,906	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.50%, due 03/25/36	2,568,163
1,757,785	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.63%, due 10/25/36	1,072,249

1,737,528	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.60%, due 10/25/35	1,577,502
1,944,672	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.46%, due 01/25/37	1,841,969
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 06/25/37	5,737,050
7,879,398	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.54%, due 01/25/36	5,101,753
4,807,895	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 11/25/35	1,947,197
15,514,037	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.74%, due 06/25/37	2,559,816
	Total Residential Asset-Backed Securities (United States)	377,199,983

	Residential Mortgage-Backed Securities (Australian) — 3.6%
3,365,843	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.59%, due 11/19/37	3,259,260
7,366,892	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.37%, due 07/20/38	7,076,651
11,987,592	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	11,522,258
1,981,470	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.79%, due 09/27/35	1,865,059
19,070,563	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.66%, due 03/14/36	17,759,462
1,297,289	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.65%, due 12/08/36	1,249,241
2,103,560	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.62%, due 05/27/38	1,853,763
1,585,703	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.45%, due 05/10/36	1,543,424
7,924,382	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.31%, due 06/14/37	7,634,127
4,476,850	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.58%, due 02/27/39	4,328,634
9,943,448	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.38%, due 10/20/37	9,539,522
12,171,372	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.55%, due 02/21/38	11,254,868
13,647,687	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.32%, due 06/12/40	13,162,157
666,394	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 0.69%, due 11/09/35	664,927
1,316,672	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.39%, due 03/09/36	1,287,009
1,138,143	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.36%, due 01/12/37	1,118,681
9,515,591	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.53%, due 05/21/38	9,134,968
	Total Residential Mortgage-Backed Securities (Australian)	104,254,011

	Residential Mortgage-Backed Securities (European) — 6.6%
11,452,791	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.38%, due 09/20/66	9,372,964
9,815,328	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.36%, due 03/20/30	9,705,396
12,300,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, 3 mo. LIBOR + .09%, 0.53%, due 02/17/52	12,156,090
30,800,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	28,721,000
2,274,847	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.36%, due 10/11/41	2,257,786
5,075,957	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.38%, due 12/20/54	4,631,811
2,881,363	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.41%, due 09/20/44	2,630,684
38,600,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, 3 mo. LIBOR + .08%, 0.38%, due 07/15/40	38,439,815
10,000,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, 3 mo. LIBOR + .08%, 0.38%, due 07/15/21	9,935,000
14,588,123	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.31%, due 12/10/43	14,071,703
2,845,040	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.41%, due 03/21/37	2,838,372
3,575,418	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.41%, due 12/21/37	3,431,284
11,031,453	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.55%, due 11/15/38	9,156,106
6,423,472	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.36%, due 09/15/39	5,465,732
6,417,604	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.86%, due 05/15/34	5,624,388
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.41%, due 07/15/33	25,647,720

6,400,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.38%, due 10/15/33	6,243,796
	Total Residential Mortgage-Backed Securities (European)	190,329,647

	Residential Mortgage-Backed Securities (United States) — 0.1%
608,730	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.64%, due 08/25/35	359,150
816,966	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.59%, due 07/25/30	785,436
3,155,393	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.60%, due 02/26/34	2,178,208
	Total Residential Mortgage-Backed Securities (United States)	3,322,794

	Student Loans — 4.8%
3,780,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.34%, due 04/25/22	3,778,866
3,435,610	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.33%, due 01/25/23	3,401,254
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.57%, due 01/25/24	20,306,090
1,501,647	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.50%, due 08/25/20	1,497,893
2,673,436	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.30%, due 06/25/21	2,669,426
1,514,119	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.31%, due 06/20/15	1,512,908
6,966,414	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.48%, due 08/25/23	6,827,086
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.35%, due 12/23/19	9,442,656
13,494,252	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.40%, due 04/27/20	13,319,839
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.39%, due 04/27/20	24,292,500
24,855,673	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 0.32%, due 07/25/17	24,638,186
5,500,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.57%, due 01/25/19	5,477,670
10,602,809	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.29%, due 09/15/22	10,006,401
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.07%, due 01/25/19	10,854,000
	Total Student Loans	138,024,775

	Time Share — 0.1%
3,215,594	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.34%, due 02/20/20	3,352,257
	Total Asset-Backed Securities	2,819,595,889

	U.S. Government Agency — 1.2%
14,812,500	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR -0.02%, 0.68%, due 02/01/25(a)	13,734,251
12,375,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.85%, due 10/29/26(a)	11,522,448
506,733	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.57%, due 05/01/14(a)	493,577
9,517,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.70%, due 07/01/23(a)	8,907,394
	Total U.S. Government Agency	34,657,670

	TOTAL DEBT OBLIGATIONS (COST $3,369,954,713)	2,854,253,559

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.9%

	Money Market Funds — 0.9%
2,373,964	State Street Institutional Liquid Reserves Fund-Institutional Class	2,373,964
24,985,189	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,985,189
	TOTAL SHORT-TERM INVESTMENTS (COST $27,359,153)	27,359,153

TOTAL INVESTMENTS — 99.9% (Cost $3,397,313,866)	2,881,612,712

Other Assets and Liabilities (net) — 0.1%	2,591,356

TOTAL NET ASSETS — 100.0%	$2,884,204,068

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,396,798,004	$20,327,716	$(535,513,008)	$(515,185,292)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
7/06/10	EUR	30,000,000	$36,828,623	$3,045,693

#          Fund sells foreign currency; buys USD.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
60,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.44%	0.40%	Eagle Creek CDO	60,000,000	USD	$35,694
31,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	2.59%	MS Synthetic 2006-1	31,000,000	USD	(1,971,433)
										$(1,935,739)
							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.

(a)   Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust .

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.71% of net assets. The Fund classifies such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.  See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2010, the total value of securities held for which no alternative pricing source was available represented 13.71% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$981,034,085	$1,838,561,804	$2,819,595,889
U.S. Government Agency	—	—	34,657,670	34,657,670
TOTAL DEBT OBLIGATIONS	—	981,034,085	1,873,219,474	2,854,253,559
Short-Term Investments	27,359,153	—	—	27,359,153
Total Investments	27,359,153	981,034,085	1,873,219,474	2,881,612,712
Derivatives
Forward Currency Contracts
Foreign Exchange risk	—	3,045,693	—	3,045,693
Swap Agreements
Credit Contracts risk	—	—	35,694	35,694
Total	$27,359,153	$984,079,778	$1,873,255,168	$2,884,694,099

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements
Credit Contracts risk	$—	$—	$(1,971,433)	$(1,971,433)
Total	$—	$—	$(1,971,433)	$(1,971,433)

The aggregate net values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 64.95% and (0.07)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010
Debt Obligations
Asset-Backed Securities	$1,982,715,415	$(203,666,885)	$192,746	$(384,798)	$59,705,326	$—	$—	$1,838,561,804
U.S. Government Agency	34,766,016	(438,342)	6,746	1,125	322,125	—	—	34,657,670
Swaps	(1,818,609)	(80,257)	—	80,257	(117,130)	—	—	(1,935,739)
Total	$2,015,662,822	$(204,185,484)	$199,492	$(303,416)	$59,910,321	$—	$—	$1,871,283,735

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  The Fund had no inflation-indexed bonds outstanding at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations. Due to declines in the net assets of the Fund prior to May 31, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to achieve exposure to a reference entity’s credit.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$3,045,693	$—	$—	$—	$3,045,693
Unrealized appreciation on swap agreements	—	—	35,694	—	—	35,694
Total	$—	$3,045,693	$35,694	$—	$—	$3,081,387

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(1,971,433)	$—	$—	$(1,971,433)
Total	$—	$—	$(1,971,433)	$—	$—	$(1,971,433)

The volume of derivative activity, based on absolute values (forward currency contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Swap Agreements
Average amount outstanding	$39,601,184	$91,000,000

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,445,845	GMO Short-Duration Collateral Fund	33,312,405
	TOTAL MUTUAL FUNDS (COST $32,611,734)	33,312,405

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
52,548	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	52,548
	TOTAL SHORT-TERM INVESTMENTS (COST $52,548)	52,548

	TOTAL INVESTMENTS — 100.1% (Cost $32,664,282)	33,364,953

	Other Assets and Liabilities (net) — (0.1%)	(40,776)

	TOTAL NET ASSETS — 100.0%	$33,324,177

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$33,700,635	$—	$(335,682)	$(335,682)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period

GMO Short-Duration Collateral Fund	$32,817,084	$4,825,000	$1,270,000	$142,789	$—	$3,769,245	$33,312,405
Totals	$32,817,084	$4,825,000	$1,270,000	$142,789	$—	$3,769,245	$33,312,405

*The table above includes estimated sources of all distributions paid by the underlying fund during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying fund through December 31, 2010 will be finalized in early 2011.

Portfolio valuation

The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund (an arrangement often referred to as a “master-feeder” structure) (“SDCF”) and, to a limited extent, in cash and cash equivalents.

Shares of SDCF are generally valued at their net asset value. Investments held by SDCF funds are valued as follows. Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 1.71% of net assets. SDCF classifies such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.

Typically SDCF values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for other securities held by SDCF, those alternative sources would not necessarily confirm the security price used by SDCF. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2010, the total value of securities held indirectly for which no alternative pricing source was available represented 13.71% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund and SDCF disclose the fair value of their investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of their investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$33,312,405	$—	$—	$33,312,405
Short-Term Investments	52,548	—	—	52,548
Total Investments	33,364,953	—	—	33,364,953
Total	$33,364,953	$—	$—	$33,364,953

The underlying fund held at period end is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying fund, please refer to the portfolio valuation notes in SDCF’s financial statements. The aggregate net value of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 64.92% and (0.07)% of total net assets, respectively.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of an investment in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of SDCF’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent SDCF from selling securities or closing derivative positions at desirable prices. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by SDCF.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of SDCF’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by SDCF involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by SDCF), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying fund in which the Fund invests will not perform as expected). The Fund and SDCF are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified.

The Fund invests (through SDCF) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which SDCF has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 13.6%

	U.S. Government Agency — 13.6%
58,333	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill + .40%, 0.62%, due 10/01/12(a)	57,376
376,875	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.62%, due 10/01/12(a)	371,012
254,455	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.12%, due 10/01/11(a)	250,947
23,961	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.57%, due 05/01/14(a)	23,339
212,936	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	212,484
	Total U.S. Government Agency	915,158

	TOTAL DEBT OBLIGATIONS (COST $926,394)	915,158

Shares	Description	Value ($)
	MUTUAL FUNDS — 86.3%

	Affiliated Issuers — 86.3%
231,576	GMO Short-Duration Collateral Fund	3,154,067
9,192	GMO Special Purpose Holding Fund(b)	4,963
105,280	GMO U.S. Treasury Fund	2,632,000
	TOTAL MUTUAL FUNDS (COST $6,396,013)	5,791,030

	SHORT-TERM INVESTMENTS — 1.6%

	Money Market Funds — 1.6%
105,591	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	105,591
	TOTAL SHORT-TERM INVESTMENTS (COST $105,591)	105,591

	TOTAL INVESTMENTS — 101.5% (Cost $7,427,998)	6,811,779

	Other Assets and Liabilities (net) — (1.5%)	(103,256)

	TOTAL NET ASSETS — 100.0%	$6,708,523

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,043,410	$6,270	$(1,237,901)	$(1,231,631)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income *	Distributions of Realized Gains *	Return of Capital *	Value, end of period
GMO Short-Duration Collateral Fund	$3,469,010	$—	$—	$14,589	$—	$385,102	$3,154,067
GMO Special Purpose Holding Fund	5,056	—	—	—	—	—	4,963
GMO U.S. Treasury Fund	2,048,195	603,805	20,000	805	—	—	2,632,000
Totals	$5,522,261	$603,805	$20,000	$15,394	$—	$385,102	$5,791,030

*                 The table above includes estimated sources of all distributions paid by the underlying fund(s) during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in Early 2011.

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank for Economic Integration

The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.

(a)          Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)         Underlying investment represents interests in defaulted claims.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 11.28% of net assets.  The Fund and the funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 9.61% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government Agency	$—	$—	$915,158	$915,158
TOTAL DEBT OBLIGATIONS	—	—	915,158	915,158
Mutual Funds	5,786,067	4,963	—	5,791,030
Short-Term Investments	105,591	—	—	105,591
Total Investments	5,891,658	4,963	915,158	6,811,779
Total	$5,891,658	$4,963	$915,158	$6,811,779

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 44.18% and (0.03)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010
Debt Obligations
U.S. Government Agency	$1,093,387	$(172,755)	$11	$(6,199)	$714	$—	$—	$915,158
Total	$1,093,387	$(172,755)	$11	$(6,199)	$714	$—	$—	$915,158

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund or SDCF involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund or SDCF), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or borrower of fund securities or a counterparty of a repurchase agreement), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and SDCF are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified.

The Fund invests (through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%

	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b)(c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b)(c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b)(c)	—
		—
	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
14,560	State Street Institutional Liquid Reserves Fund-Institutional Class	14,560
14,561	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	14,561

	TOTAL SHORT-TERM INVESTMENTS (COST $29,121)	29,121

	TOTAL INVESTMENTS — 9.8%
	(Cost $29,121)	29,121
	Other Assets and Liabilities (net) — 90.2%	268,034

	TOTAL NET ASSETS — 100.0%	$297,155

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$29,121	$—	$—	$—

Notes to Consolidated Schedule of Investments:

(a)   Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% held subsidiary of GMO Special Purpose Holding Fund.

(b)   Security in default.

(c)   Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Basis of presentation and principles of consolidation

The accompanying consolidated schedule of investments consists primarily of the Fund and its majority owned investment in units of GMO SPV I, LLC (“SPV”) a special purpose vehicle that holds an interest in liquidating trusts, relating to certain defaulted asset-backed securities (the “NPF securities”) issued by NPF VI, Inc. and NPF XII, Inc.  All significant interfund investments have been eliminated in consolidation.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  As of May 31, 2010, 0.00% of the net assets of the Fund were valued using fair value prices. The Fund classifies such securities as Level 3.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued considered interests related to bankruptcy proceedings to be worthless.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations	$—	$—	$0	*	$—
Short-Term Investments	29,121	—	—		29,121
Total Investments	$29,121	$—	$—		$29,121

* Represents the interest in securities that are defaulted and have no value at May 31, 2010 or February 28, 2010.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Litigation-Related Risk — The ultimate amount of the Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV).

• Market Risk—Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit Risk — This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund is subject to this risk to the extent that it directly or indirectly acquires or holds below investment grade securities.

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally) and Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	COMMON STOCKS — 0.4%

	China — 0.4%
42,000	China Mobile Ltd Sponsored ADR	1,955,940
	TOTAL COMMON STOCKS (COST $2,239,407)	1,955,940

	DEBT OBLIGATIONS — 25.8%

	U.S. Government — 25.8%
100,000,000	U.S. Treasury Principal Strip Bond, due 11/15/22(a)	60,711,100
100,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23(a)	57,388,400
	Total U.S. Government	118,099,500

	TOTAL DEBT OBLIGATIONS (COST $112,084,431)	118,099,500

Shares	Description	Value ($)
	MUTUAL FUNDS — 89.3%

	Affiliated Issuers — 89.3%
16,352,004	GMO U.S. Treasury Fund	408,800,104
	TOTAL MUTUAL FUNDS (COST $408,893,741)	408,800,104

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 8.4%

	Money Market Funds — 8.4%
38,467,660	State Street Institutional Treasury Money Market Fund-Institutional Class	38,467,660
	TOTAL SHORT-TERM INVESTMENTS (COST $38,467,660)	38,467,660

	TOTAL INVESTMENTS — 123.9% (Cost $561,685,239)	567,323,204

	Other Assets and Liabilities (net) — (23.9%)	(109,530,162)

	TOTAL NET ASSETS — 100.0%	$457,793,042

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$561,685,239	$6,015,070	$(377,105)	$5,637,965

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$234,092,480	$174,707,624	$—	$98,930	$—	$408,800,104
Totals	$234,092,480	$174,707,624	$—	$98,930	$—	$408,800,104

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	59,045,000	Goldman Sachs, 0.27%, dated 05/19/10, to be repurchased on demand at face value plus accrued interest, with a stated maturity date of 06/18/10.	$(59,049,428)
USD	55,860,000	Goldman Sachs, 0.27%, dated 05/19/10, to be repurchased on demand at face value plus accrued interest, with a stated maturity date of 06/18/10.	(55,864,190)
			$(114,913,618)

Average balance outstanding	$(109,949,783)
Average interest rate	0.22%
Maximum balance outstanding	$(114,905,000)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
6/18/10	AUD	3,375,022	$2,854,463	$267,844
6/18/10	AUD	3,375,000	2,854,444	268,950
			$5,708,907	$536,794

#       Fund sells foreign currency; buys USD.

Swap Agreements

Future Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
547,500 EUR	12/21/2018	Deutsche Bank AG	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	$(65,653)
275,860 EUR	12/21/2018	Morgan Stanley	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	(23,291)
789,000 EUR	12/21/2018	Morgan Stanley	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	(58,903)
2,663,701 EUR	12/21/2018	Morgan Stanley	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	4,784
904,250 EUR	12/21/2018	Morgan Stanley	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	(42,717)
552,500 EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	(72,402)
5,587,500 EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	410,482
2,937,000 EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	29,452
3,037,500 EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	(93,877)

881,250 EUR	12/20/2019	Morgan Stanley	Depreciation of EURO STOXX 50 Index	Appreciation of EURO STOXX 50 Index	(173,028)
					$(85,153)
				Premiums to (Pay) Receive	$—

Forward Starting Dividend Swaps

Notional Amount	Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
3,910,000 EUR	6/22/2009	12/19/2014	BNP Paribas	50,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	50,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$857,609
1,862,500 EUR	5/26/2009	12/19/2014	Barclays	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	532,502
3,787,500 EUR	5/28/2009	12/19/2014	Barclays	50,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	50,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	994,938
1,987,500 EUR	6/24/2009	12/18/2015	Barclays	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	395,729
2,020,000 EUR	6/23/2009	12/16/2016	Barclays	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	373,870
5,436,000 EUR	5/24/2010	12/15/2017	BNP Paribas	60,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	60,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	374,465

2,065,000 EUR	6/23/2009	12/21/2018	Barclays	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	391,773
2,062,500 EUR	6/30/2009	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	394,191
2,072,500 EUR	6/22/2009	12/21/2018	Barclays	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	384,517
1,007,000 EUR	5/14/2010	12/21/2018	BNP Paribas	10,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(18,379)
1,815,000 EUR	2/16/2010	12/20/2019	BNP Paribas	15,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	15,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(310,788)
2,754,000 EUR	2/17/2010	12/20/2019	BNP Paribas	22,500 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	22,500 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(495,448)
3,039,000 EUR	5/18/2010	12/20/2019	BNP Paribas	30,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	30,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(72,471)

1,289,600 EUR	3/30/2010	12/20/2019	BNP Paribas	10,400 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,400 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(244,468)
						$3,558,040
				Premiums to (Pay) Receive		$—

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
100,000,000 USD	11/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$536,363
100,000,000 USD	11/15/2023	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	1,874,796
						$2,411,159
			Premiums to (Pay) Receive			$—

#       Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
31,775,843 USD	8/20/2010	BNP Paribas	MSCI Daily Total Return Net Emerging Markets China USD	3 month LIBOR - 0.35%	$(1,306,580)
					$(1,306,580)
				Premiums to (Pay) Receive	$—

As of May 31, 2010, for futures contracts, swap contracts, and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

LIBOR - London Interbank Offered Rate

MSCI - Morgan Stanley Capital International

(a)     All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements .

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
China	$1,955,940	$—	$—	$1,955,940
TOTAL COMMON STOCKS	1,955,940	—	—	1,955,940
Debt Obligations
U.S. Government	—	118,099,500	—	118,099,500
TOTAL DEBT OBLIGATIONS	—	118,099,500	—	118,099,500
Mutual Funds	408,800,104	—	—	408,800,104
Short-Term Investments	38,467,660	—	—	38,467,660
Total Investments	449,223,704	118,099,500	—	567,323,204
Derivatives
Forward Currency Contracts
Foreign Exchange risk	—	536,794	—	536,794
Swap Agreements
Interest Rate risk	—	2,411,159	—	2,411,159
Equity risk	—	5,144,312	—	5,144,312
Total	$449,223,704	$126,191,765	$—	$575,415,469

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements
Equity risk	$—	$(2,978,005)	$—	$(2,978,005)
Total	$—	$(2,978,005)	$—	$(2,978,005)

The underlying fund held at period end is classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying fund, please refer to the portfolio valuation notes in its financial statements.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $114,913,618, collateralized by securities with a market value, plus accrued interest, of $118,099,500.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  The Fund had no inflation-indexed bonds outstanding at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

•                  Customized Investment Program Risk — Because the Fund is intended to complement the Manager’s asset allocation strategies, the risks associated with the Fund’s investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.

•                  Management Risk — This is the risk that the Manager’s strategies and techniques will fail to produce the desired results.

•                  Derivatives Risk — The use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund makes substantial use of derivatives to implement its investment program.

•                  Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•                  Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investment positions decline.

•                  Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

•                  Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•                  Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk.

•                  Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

•                  Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

•                  Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Fund and other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2010, the Fund used purchased option contracts to adjust exposure of the portfolio to various fixed income and equity markets. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust exposure to certain securities markets, hedge some or all of the broad market exposure of the assets in which the Fund invests and manage the duration of the portfolio.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$536,794	$—	$—	$—	$536,794
Unrealized appreciation on swap agreements	2,411,159	—	—	5,144,312	—	7,555,471
Total	$2,411,159	$536,794	$—	$5,144,312	$—	$8,092,265

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(2,978,005)	$—	$(2,978,005)
Total	$—	$—	$—	$(2,978,005)	$—	$(2,978,005)

The volume of derivative activity, based on absolute values (forward currency contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Swap Agreements
Average amount outstanding	$1,427,227	$282,015,670

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 5.4%

	United States — 5.4%

	U.S. Government
78,112,088	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)	79,472,956
33,000,000	U.S. Treasury Note, 1.38%, due 01/15/13	33,206,250
	Total United States	112,679,206

	TOTAL DEBT OBLIGATIONS (COST $113,031,286)	112,679,206

Shares	Description	Value ($)
	MUTUAL FUNDS — 93.5%

	United States — 93.5%

	Affiliated Issuers
7,397,456	GMO Emerging Country Debt Fund, Class IV	64,431,842
96,859,391	GMO Short-Duration Collateral Fund	1,319,224,900
1,452,657	GMO U.S. Treasury Fund	36,316,435
23,773,633	GMO World Opportunity Overlay Fund	521,593,515
	Total United States	1,941,566,692

	TOTAL MUTUAL FUNDS (COST $2,125,894,297)	1,941,566,692

Contracts	Description	Value ($)
	OPTIONS PURCHASED — 0.9%

	Options on Futures — 0.9%
20,000	Euro Dollar Futures Options Call, Expires 09/10/10, Strike 98.38	15,500,000
20,000	Euro Dollar Futures Options Call, Expires 09/10/10, Strike 98.88	3,000,000
	Total Options on Futures	18,500,000

	TOTAL OPTIONS PURCHASED (COST $13,080,000)	18,500,000

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds — 1.9%
40,026,631	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	40,026,631

	TOTAL SHORT-TERM INVESTMENTS (COST $40,026,631)	40,026,631

	TOTAL INVESTMENTS — 101.7% (Cost $2,292,032,214)	2,112,772,529

	Other Assets and Liabilities (net) — (1.7%)	(34,946,058)

	TOTAL NET ASSETS — 100.0%	$2,077,826,471

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,291,164,237	$5,762,891	$(184,154,599)	$(178,391,708)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$62,656,452	$—	$—	$—	$—	$—	$64,431,842
GMO Short-Duration Collateral Fund	1,450,953,671	—	—	6,101,895	—	161,073,319	1,319,224,900
GMO U.S. Treasury Fund	17,957,159	36,205,276	17,846,000	5,276	—	—	36,316,435
GMO World Opportunity Overlay Fund	506,378,390	—	—	—	—	—	521,593,515
Totals	$2,037,945,672	$36,205,276	$17,846,000	$6,107,171	$—	$161,073,319	$1,941,566,692

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized in early 2011.

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
10,800	Euro Dollar 90 Days	March 2011	$2,669,625,000	$(3,002,400)

Sales
10,800	Euro Dollar 90 Days	March 2012	$2,646,270,000	$(423,738)

Written Options

A summary of open written option contracts for the Fund at May 31, 2010 is as follows:

	Notional Amount	Expiration Date	Description	Premiums	Market Value
Call	40,000	9/10/2010	Euro Dollar Future Option Call, Strike 98.63	$(10,420,000)	$(16,000,000)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
1,510,000,000	USD	8/20/2012	Merrill Lynch	(Pay)	1.34%	3 Month USD LIBOR	$1,993,679
630,000,000	USD	8/19/2015	Merrill Lynch	Receive	2.62%	3 Month USD LIBOR	1,018,550
							$3,012,229
					Premiums to (Pay) Receive		$54,562

#                 Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
200,000,000	USD	07/14/2010	Barclays Bank Plc	0.32%	Barclays U.S. TIPS 10 Yr + Index Total Return (b)	8,633,422
240,000,000	USD	07/15/2010	Barclays Bank Plc	0.32%	Barclays U.S. TIPS 10 Yr + Index Total Return (b)	9,848,649
						$18,482,071
					Premiums to (Pay) Receive	$—

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

TIPS - Treasury Inflation Protected Securities

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a) All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts.

(b) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

Currency Abbreviations:

USD – United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.23% of net assets. The funds in which it invests (“underlying funds”) classify such securities (as defined below) as Level 3. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.  See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 11.78% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$33,206,250	$79,472,956	$—	$112,679,206
TOTAL DEBT OBLIGATIONS	33,206,250	79,472,956	—	112,679,206
Mutual Funds	1,941,566,692	—	—	1,941,566,692
Options Purchased	18,500,000	—	—	18,500,000
Short-Term Investments	40,026,631	—	—	40,026,631
Total Investments	2,033,299,573	79,472,956	—	2,112,772,529
Derivatives
Swap Agreements
Interest Rate Risk	—	21,494,300	—	21,494,300
Total	$2,033,299,573	$100,967,256	$—	$2,134,266,829

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Written Options
Interest Rate Risk	$(16,000,000)	$—	$—	$(16,000,000)
Futures Contracts
Interest Rate Risk	(3,426,138)	—	—	(3,426,138)
Total	$(19,426,138)	$—	$—	$(19,426,138)

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in its financial statements. The aggregate net values of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 53.31% and (0.12)% of total net assets, respectively.

The Fund held no direct investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.  Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations. Due to declines in the net assets of the Fund prior to May 31, 2010, one or more counterparties are entitled to terminate early but none has taken such action.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2010, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2010, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$—	—	$—
Options written	—	—	—	—	(40,000)	(10,420,000)
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—
Outstanding, end of period	$—	—	$—	$—	(40,000)	$(10,420,000)

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$18,500,000	$—	$—	$—	$—	$18,500,000
Unrealized appreciation on swap agreements	21,494,300	—	—	—	—	21,494,300
Total	$39,994,300	$—	$—	$—	$—	$39,994,300

Liabilities:
Written options outstanding	$(16,000,000)	$—	$—	$—	$—	$(16,000,000)
Unrealized depreciation on futures contracts*	(3,426,138)	—	—	—	—	(3,426,138)
Total	$(19,426,138)	$—	$—	$—	$—	$(19,426,138)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values ( futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Futures Contracts	Swap Contracts	Options
Average amount outstanding	$1,328,973,750	$990,000,000	$50,000,000

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 98.2%

	Affiliated Issuers — 98.2%
26,880,622	GMO Alpha Only Fund, Class IV	129,026,987
2,854,593	GMO Asset Allocation Bond Fund, Class VI	75,446,902
6,317,337	GMO Domestic Bond Fund, Class VI	35,629,781
1,047,898	GMO Emerging Country Debt Fund, Class IV	9,127,193
1,700,585	GMO Emerging Markets Fund, Class VI	19,437,690
2,483,233	GMO Flexible Equities Fund, Class VI	45,542,490
1,716,521	GMO Inflation Indexed Plus Bond Fund, Class VI	33,060,193
16,176,214	GMO International Growth Equity Fund, Class IV	295,539,423
16,251,683	GMO International Intrinsic Value Fund, Class IV	293,342,876
2,854,492	GMO International Small Companies Fund, Class III	17,869,122
34,052,037	GMO Quality Fund, Class VI	607,828,859
2,216,107	GMO Special Situations Fund, Class VI	59,879,216
5,075,569	GMO Strategic Fixed Income Fund, Class VI	77,199,406
7,136,901	GMO U.S. Core Equity Fund, Class VI	72,796,391
393,696	GMO World Opportunity Overlay Fund	8,637,691
	TOTAL MUTUAL FUNDS (COST $1,929,174,548)	1,780,364,220

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 1.8%

	Asset-Backed Securities — 1.8%

	Auto Financing — 0.2%
600,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.69%, due 07/15/14	606,563
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.15%, due 11/10/14	510,880
800,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.72%, due 07/15/12	801,904
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	686,000
210,086	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	210,800
197,366	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	196,991
500,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	498,750
800,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	799,600
	Total Auto Financing	4,311,488

	Bank Loan Collateralized Debt Obligations — 0.0%
399,140	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.44%, due 06/20/25	396,957

	Business Loans — 0.1%
979,644	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.73%, due 01/25/36	656,362
350,197	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.63%, due 05/15/32	289,087
691,190	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.59%, due 09/25/30	449,273
	Total Business Loans	1,394,722

	CMBS — 0.2%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	424,242

500,000		GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	504,300
600,000		GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.41%, due 03/06/20	558,000
600,000		J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	610,980
400,000		Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	415,640
323,564		Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	291,208
		Total CMBS	2,804,370

		Credit Cards — 0.4%
800,000		American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	799,897
800,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.34%, due 09/15/14	821,784
1,000,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.59%, due 06/16/14	997,601
300,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.41%, due 05/15/13	299,931
700,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	674,149
EUR	600,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR+ .10%, 0.79%, due 05/24/13	731,932
1,200,000		Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.37%, due 01/16/14	1,195,441
600,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	599,820
600,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	600,281
100,000		MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.49%, due 01/15/14	99,818
500,000		National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	503,125
		Total Credit Cards	7,323,779

		Equipment Leases — 0.0%
26,034		GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.59%, due 06/14/11	26,017

		Insured Auto Financing — 0.2%
1,000,000		AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.08%, due 06/06/14	990,253
389,797		Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.35%, due 12/15/12	386,523
704,454		Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	697,494
700,000		Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.54%, due 07/14/14	701,274
		Total Insured Auto Financing	2,775,544

		Insured Other — 0.1%
1,100,000		DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	1,072,501
900,000		Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	835,381
		Total Insured Other	1,907,882

		Insured Residential Asset-Backed Securities (United States) — 0.0%
183,606		Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.56%, due 11/25/35	128,410

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
562,556	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 06/15/37	250,225

	Insured Time Share — 0.0%
275,274	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.34%, due 09/20/19	254,987

	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.56%, due 06/20/13	874,500

	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.1%
2,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.67%, due 12/20/10	1,900,000

	Residential Asset-Backed Securities (United States) — 0.3%
458,454	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.44%, due 06/25/36	51,576
474,564	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.41%, due 11/25/36	249,288
213,272	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.53%, due 03/25/36	97,231
166,723	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.45%, due 09/25/36	67,923
473,339	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.45%, due 10/25/36	463,872
221,674	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.56%, due 05/25/37	175,234
635,466	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.65%, due 05/28/39	231,945
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.54%, due 02/25/37	680,400
25,351	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.88%, due 04/25/33	19,267
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.48%, due 02/25/37	1,097,600
1,100,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.46%, due 12/25/36	423,940
400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.49%, due 03/25/36	189,000
512,751	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.44%, due 04/25/37	461,476
473,253	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.59%, due 01/25/36	441,933
	Total Residential Asset-Backed Securities (United States)	4,650,685

	Residential Mortgage-Backed Securities (Australian) — 0.0%
169,211	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.65%, due 12/08/36	162,944
153,897	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.39%, due 03/09/36	150,430
442,586	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.53%, due 05/21/38	424,882
	Total Residential Mortgage-Backed Securities (Australian)	738,256

	Residential Mortgage-Backed Securities (European) — 0.1%
185,195	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.36%, due 03/20/30	183,120
600,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	559,500
487,413	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.86%, due 05/15/34	427,169
	Total Residential Mortgage-Backed Securities (European)	1,169,789

	Student Loans — 0.0%
175,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.34%, due 04/25/22	174,947
81,478	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.48%, due 08/25/23	79,849
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.35%, due 12/23/19	590,166
	Total Student Loans	844,962
	Total Asset-Backed Securities	31,752,573

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	151,410

	U.S. Government Agency — 0.0%
225,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.67%, due 11/15/14(a)	218,939
133,334	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.12%, due 01/01/12(a)	131,513
	Total U.S. Government Agency	350,452

	TOTAL DEBT OBLIGATIONS (COST $29,146,942)	32,254,435

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
49,343	State Street Institutional U.S. Government Money Market Fund-Institutional Class	49,343

	TOTAL SHORT-TERM INVESTMENTS (COST $49,343)	49,343

	TOTAL INVESTMENTS — 100.0% (Cost $1,958,370,833)	1,812,667,998

	Other Assets and Liabilities (net) — (0.0%)	(55,925)

	TOTAL NET ASSETS — 100.0%	$1,812,612,073

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,026,925,728	$16,354,364	$(230,612,094)	$(214,257,730)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains *	Return of Capital*	Value, end of period
GMO Alpha Only Fund, Class IV	$112,357,485	$19,290,633	$—	$—	$—	$—	$129,026,987
GMO Asset Allocation Bond Fund, Class VI	68,552,916	6,115,380	31,847	—	—	—	75,446,902
GMO Domestic Bond Fund, Class VI	37,840,849	—	—	115,690	—	2,961,172	35,629,781
GMO Emerging Country Debt Fund, Class IV	8,875,698	—	—	—	—	—	9,127,193
GMO Emerging Markets Fund, Class VI	—	20,695,536	—	—	—	—	19,437,690
GMO Flexible Equities Fund, Class VI	46,041,138	50,000	—	—	—	—	45,542,490
GMO Inflation Indexed Plus Bond Fund, Class VI	31,566,819	—	—	—	—	—	33,060,193
GMO International Growth Equity Fund, Class IV	287,905,759	36,675,409	4,710,000	—	—	—	295,539,423
GMO International Intrinsic Value Fund, Class IV	286,060,774	37,017,227	3,950,000	—	—	—	293,342,876
GMO International Small Companies Fund, Class III	36,967,704	248,389	19,900,000	248,388	—	—	17,869,122
GMO Quality Fund, Class VI	691,556,972	17,658,676	64,065,000	3,370,083	—	—	607,828,859
GMO Special Situations Fund, Class VI	47,401,017	13,400,000	—	—	—	—	59,879,216
GMO Strategic Fixed Income Fund, Class VI	78,620,566	—	—	91,434	—	4,102,777	77,199,406
GMO U.S. Core Equity Fund, Class VI	75,200,697	1,905,900	1,900,000	271,835	—	—	72,796,391
GMO World Opportunity Overlay Fund	8,385,725	—	—	—	—	—	8,637,691
Totals	$1,817,334,119	$153,057,150	$94,556,847	$4,097,430	$—	$7,063,949	$1,780,364,220

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through May 31, 2010. The actual tax character of all distributions paid by the underlying funds through December 31, 2010 will be finalized be finalized in early 2011.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.

(a)     Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

EUR - Euro

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter market (“OTC”) to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.22% of net assets.  The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 41.00% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.43% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$10,556,210	$21,196,363	$31,752,573
Corporate Debt	—	151,410	—	151,410
U.S. Government Agency	—	—	350,452	350,452
TOTAL DEBT OBLIGATIONS	—	10,707,620	21,546,815	32,254,435
Mutual Funds	1,780,364,220	—	—	1,780,364,220
Short-Term Investments	49,343	—	—	49,343
Total Investments	1,780,413,563	10,707,620	21,546,815	1,812,667,998
Total	$1,780,413,563	$10,707,620	$21,546,815	$1,812,667,998

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 5.95% and (0.02)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Balances as of May 31, 2010
Debt Obligations
Asset-Backed Securities	$22,589,158	$(1,835,688)	$284,642	$241,055	$(82,804)	$—	$—	$21,196,363
U.S. Government Agency	376,034	(25,000)	1,018	1,136	(2,736)	—	—	350,452
Total Debt Obligations	22,965,192	(1,860,688)	285,660	242,191	(85,540)	—	—	21,546,815
Total	$22,965,192	$(1,860,688)	$285,660	$242,191	$(85,540)	$—	$—	$21,546,815

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund’s equity.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. A license may need to be maintained to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reversed repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%

	Taiwan — 95.5%
11,000	Altek Corp	14,248
936,000	Asustek Computer Inc (a)	1,425,973
6,800	Catcher Technology Co Ltd	16,478
1,317,000	China Petrochemical Development Corp. *	606,534
2,136,992	China Steel Corp	2,021,776
1,647,500	Chinatrust Financial Holding Co Ltd	838,451
1,025,931	Chunghwa Telecom Co Ltd	1,964,309
1,638,995	Compal Electronics Inc	1,985,209
50,000	Evergreen Marine Corp *	28,585
634,507	Far Eastone Telecommunications Co Ltd	755,134
1,969,000	First Financial Holding Co Ltd	1,008,841
16,063	Formosa Plastics Corp	32,142
140,000	HannStar Display Corp *	26,249
1,763,977	Hon Hai Precision Industry Co Ltd	6,972,529
147,366	HTC Corp	1,993,819
52,000	Largan Precision Co Ltd	833,508
751,639	Lite-On Technology Corp	850,689
2,189,000	Mega Financial Holding Co Ltd	1,145,758
1,595,180	Nan Ya Plastics Corp	2,585,981
246,995	Novatek Microelectronics Corp Ltd	705,683
350,750	Powertech Technology Inc	1,035,668
1,120,656	Quanta Computer Inc	2,011,256
41,000	RichTek Technology Corp	377,777
5,933	Star Travel Taiwan (a) (b)	2
728,900	Synnex Technology International Corp	1,579,786
2,889,022	Taishin Financial Holding Co Ltd *	1,010,042
16,539	Taiwan Mobile Co Ltd	31,346
4,230,828	Taiwan Semiconductor Manufacturing Co Ltd	7,758,004
498,857	Wistron Corp	818,442
706,000	WPG Holdings Co Ltd	1,356,101
2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	—
	Total Taiwan	41,790,320

	TOTAL COMMON STOCKS (COST $43,784,526)	41,790,320

	INVESTMENT FUNDS — 3.5%

	United States — 3.5%
135,418	iShares MSCI Taiwan Index Fund (c)	1,538,349
	TOTAL INVESTMENT FUNDS (COST $1,498,273)	1,538,349

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.1%
USD	470,868	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	470,868
		TOTAL SHORT-TERM INVESTMENTS (COST $470,868)	470,868

		TOTAL INVESTMENTS — 100.1% (Cost $45,753,667)	43,799,537

		Other Assets and Liabilities (net) — (0.1%)	(22,477)

		TOTAL NET ASSETS — 100.0%	$43,777,060

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$47,004,620	$1,891,298	$(5,096,381)	$(3,205,083)

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Bankrupt issuer.
(c)

Represents an investment to equitize cash in the iShares® MSCI Taiwan Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Taiwan Index Fund invests in the Taiwanese market and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Taiwan Index Fund.

Currency Abbreviations:

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.26% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 92.20% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund deemed certain bankrupt securities to be worthless.  The Fund valued certain equity securities based on the value of underlying securities or an underlying index to which the securities are linked.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Taiwan	$—	$40,364,345	$1,425,975	$41,790,320
TOTAL COMMON STOCKS	—	40,364,345	1,425,975	41,790,320
Investment Funds
United States	1,538,349	—	—	1,538,349
TOTAL INVESTMENT FUNDS	1,538,349	—	—	1,538,349
Short-Term Investments	470,868	—	—	470,868
Total Investments	2,009,217	40,364,345	1,425,975	43,799,537
Total	$2,009,217	$40,364,345	$1,425,975	$43,799,537

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 3.26% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*		Transfers out of Level 3*	Balances as of May 31, 2010
Common Stocks
Taiwan	$928	$(2,070,086)	$—	$28,396	$(191,062)	$3,657,799	**	$—	$1,425,975
Total	$928	$(2,070,086)	$—	$28,396	$(191,062)	$3,657,799		$—	$1,425,975

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

** Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets (e.g., Brazil, India, Russia, South Korea, and Taiwan). Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging markets, which tend to be more volatile than developed markets.

• Foreign Investor Licensing Risk — The Fund’s ability to continue to invest directly in Taiwan is subject to the risk that the Manager’s Qualified Foreign Institutional Investor (“QFII”) license or the Fund’s sub-account under the Manager’s QFII may be terminated or suspended by the Securities and Futures Commission. If the license were terminated or suspended, the Fund could be required to liquidate or seek exposure to the Taiwanese market through the purchase of American Depositary and Global Depository Receipts, shares of other funds which are licensed to invest directly, or derivative instruments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in countries, regions, or industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it principally invests in investments tied economically to a single country.

Other principal risks of an investment in the Fund include Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), Liquidity Risk (difficulty in selling Fund investments), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 91.4%

	Australia — 3.2%
45,145	Australia and New Zealand Banking Group Ltd	854,396
301,186	BlueScope Steel Ltd *	581,695
143,969	Commonwealth Bank of Australia	6,307,797
910,543	Goodman Group (REIT)	473,030
343,612	GPT Group (REIT)	773,692
258,757	Intoll Group	226,282
6,317	Macquarie Group Ltd	232,931
1,846,894	Macquarie Office Trust (REIT)	411,674
302,836	Mirvac Group (REIT)	328,401
16,193	National Australia Bank Ltd	337,350
153,875	Qantas Airways Ltd *	316,971
5,784	Rio Tinto Ltd	329,689
324,485	Stockland (REIT)	1,053,555
150,795	Suncorp-Metway Ltd	1,031,224
56,959	TABCORP Holdings Ltd	320,257
491,126	Telstra Corp Ltd	1,224,008
33,113	Woodside Petroleum Ltd	1,209,645
14,458	Woolworths Ltd	322,358
	Total Australia	16,334,955

	Austria — 0.9%
4,473	BWIN Interactive Entertainment AG	205,745
30,324	Erste Group Bank AG	1,065,834
127,465	Immofinanz AG *	386,419
88,088	Immofinanz AG (Entitlement Shares) *	—
54,222	OMV AG	1,776,857
12,475	Raiffeisen International Bank Holding	524,418
16,235	Voestalpine AG	449,267
	Total Austria	4,408,540

	Belgium — 1.4%
254,999	Ageas	645,622
24,739	Anheuser-Busch InBev NV	1,177,687
34,388	Belgacom SA	1,058,630
4,021	Colruyt SA	908,897
9,935	Delhaize Group	792,402
105,054	Dexia SA *	443,184
34,359	KBC Groep NV *	1,326,164
6,642	Mobistar SA	335,526
5,475	Umicore	164,272
	Total Belgium	6,852,384

	Canada — 1.4%
11,000	BCE Inc	320,572
41,800	EnCana Corp	1,288,079
14,600	Magna International Inc Class A	988,039
21,500	Penn West Energy Trust	412,880
18,600	Royal Bank of Canada	978,956
19,800	Sun Life Financial Inc	559,344
57,700	Teck Resources Ltd Class B *	1,962,809
8,100	Toronto-Dominion Bank (The)	554,162
	Total Canada	7,064,841

	Denmark — 0.9%
48,391	Danske Bank A/S *	972,696
44,222	Novo-Nordisk A/S Class B	3,385,902
	Total Denmark	4,358,598

	Finland — 0.5%
4,554	Kone Oyj Class B	177,273
19,328	Metso Oyj	602,515
90,713	Nokia Oyj	911,268
15,358	Rautaruukki Oyj	242,686
12,300	Sampo Oyj Class A	258,963
19,239	Tieto Oyj	361,766
	Total Finland	2,554,471

	France — 8.4%
7,191	Air Liquide SA	692,588
30,860	ArcelorMittal	931,489
99,312	BNP Paribas	5,627,026
2,944	Bongrain SA	213,601
8,940	Carrefour SA	366,435
9,357	Casino Guichard-Perrachon SA	713,962
19,251	Compagnie de Saint-Gobain	730,697
12,581	Dassault Systemes SA	720,449
20,821	Essilor International SA	1,175,292
1,613	Esso SAF	198,880
6,641	Eutelsat Communications	215,075
41,468	France Telecom SA	783,861
7,521	GDF Suez	232,656
16,002	GDF Suez VVPR Strip *	20
6,197	Hermes International	801,968
10,797	L’Oreal SA	996,776
7,859	Lafarge SA	448,187
20,102	Lagardere SCA	636,984
13,172	LVMH Moet Hennessy Louis Vuitton SA	1,376,746
5,550	Nexans SA	342,251
4,045	NYSE Euronext	114,036
11,127	Peugeot SA *	263,793
10,826	PPR	1,274,265
32,694	Renault SA *	1,158,750
47,366	Rhodia SA	802,328
18,058	Safran SA	481,132
152,463	Sanofi-Aventis	9,126,490
7,748	Schneider Electric SA	763,333
8,149	SES SA	168,846
23,009	Silicon-On-Insulator Technologies *	212,678
67,478	Societe Generale *	2,887,333
17,205	Technip SA	1,112,259
108,296	Total SA	5,016,971
1,819	Vallourec SA	333,136
77,199	Vivendi SA	1,660,347
	Total France	42,580,640

	Germany — 3.0%
8,814	Adidas AG	436,960
26,907	Aixtron AG	725,641
16,187	Aurubis AG	741,887
44,447	BASF AG	2,338,906
5,547	Beiersdorf AG	300,141

4,317	Deutsche Bank AG (Registered)	256,883
20,072	Deutsche Post AG (Registered)	298,281
28,823	Deutsche Telekom AG (Registered)	323,029
37,129	E.ON AG	1,125,065
1,144	Hannover Rueckversicherung AG (Registered)	48,969
9,679	Heidelberger Druckmaschinen AG *	84,786
230,544	Infineon Technologies AG *	1,288,394
15,194	Kloeckner & Co AG *	286,744
10,257	Lanxess AG	415,587
17,999	MTU Aero Engines Holding AG	960,820
2,340	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	296,705
6,226	RWE AG	448,102
17,623	Salzgitter AG *	1,127,181
54,938	SAP AG *	2,325,022
6,911	Software AG	670,418
6,697	Stada Arzneimittel AG	239,833
37,961	Suedzucker AG	692,938
	Total Germany	15,432,292

	Greece — 0.6%
102,697	Alpha Bank A.E. *	576,662
25,684	EFG Eurobank Ergasias *	128,597
68,847	National Bank of Greece SA *	832,914
76,949	OPAP SA	1,164,372
20,009	Public Power Corp SA *	310,096
	Total Greece	3,012,641

	Hong Kong — 1.6%
410,000	BOC Hong Kong Holdings Ltd	915,830
369,400	CLP Holdings Ltd	2,598,151
160,365	Esprit Holdings Ltd	905,073
285,500	Hong Kong Electric Holdings Ltd	1,687,789
112,000	Li & Fung Ltd	497,481
715,000	Pacific Basin Shipping Ltd	485,492
43,000	Swire Pacific Ltd	464,967
175,000	Yue Yuen Industrial Holdings	523,911
	Total Hong Kong	8,078,694

	Ireland — 0.8%
135,867	C&C Group Plc	533,636
70,498	CRH Plc	1,556,763
33,791	DCC Plc	773,178
26,373	Irish Life & Permanent Group Holdings Plc *	62,164
33,349	Kerry Group Plc Class A	908,885
	Total Ireland	3,834,626

	Italy — 5.7%
12,603	Atlantia SPA	232,637
34,987	Azimut Holding SPA	299,847
178,314	Banca Monte dei Paschi di Siena SPA *	194,983
90,968	Bulgari SPA	677,431
1,078,742	Enel SPA	4,923,559
447,913	ENI SPA	8,393,044
12,332	Fondiaria—Sai SPA	121,073
160,816	Intesa San Paolo	418,881
76,707	Maire Tecnimont SPA	269,138
223,415	Mediaset SPA	1,383,830
82,438	Mediobanca SPA *	619,113
149,090	Milano Assicurazioni SPA	266,574

165,071	Parmalat SPA	394,660
21,904	Recordati SPA	155,090
37,248	Saipem SPA	1,149,254
250,459	Snam Rete Gas SPA	1,008,542
870,316	Telecom Italia SPA	1,034,254
1,268,303	Telecom Italia SPA-Di RISP	1,179,132
44,557	Tenaris SA	828,699
266,586	Terna SPA	994,620
2,047,208	UniCredit SPA	4,247,030
	Total Italy	28,791,391

	Japan — 24.4%
5,200	ABC-Mart Inc	179,332
15,500	Advantest Corp	345,158
67,100	Aeon Co Ltd	692,100
98,550	Aiful Corp *	127,649
42,100	Aisin Seiki Co Ltd	1,172,578
13,000	Asahi Breweries Ltd	216,293
165,000	Asahi Glass Co Ltd	1,731,384
104,000	Asahi Kasei Corp	535,615
74,900	Astellas Pharma Inc	2,362,384
26,200	Canon Inc	1,070,918
205,000	Cosmo Oil Co Ltd	583,328
246	CyberAgent Inc	384,114
56,350	Daiei Inc *	245,712
184,000	Daikyo Inc *	357,656
54,000	Dainippon Screen Manufacturing Co Ltd *	251,741
31,700	Daito Trust Construction Co Ltd	1,592,930
132,000	Denki Kagaku Kogyo K K	603,587
15,100	Denso Corp	403,525
8,700	Disco Corp	581,992
20,700	Don Quijote Co Ltd	534,280
170,000	Dowa Holdings Co Ltd	884,011
168,000	Ebara Corp *	730,949
29,900	Eisai Co Ltd	975,025
22,600	Electric Power Development Co Ltd	668,421
52,900	Elpida Memory Inc *	940,749
11,200	Fanuc Ltd	1,175,913
7,600	Fast Retailing Co Ltd	1,071,771
73,000	Fujikura Ltd	353,439
120,000	Fujitsu Ltd	763,890
104,000	Fuji Electric Holdings Co Ltd	283,744
157,000	Fuji Heavy Industries Ltd *	882,866
23,500	Fuji Oil Co Ltd	311,085
110,000	Hanwa Co Ltd	427,815
29,100	Hitachi Construction Machinery Co Ltd	587,398
281,000	Hitachi Ltd *	1,135,154
108,300	Honda Motor Co Ltd	3,291,684
30,800	Hosiden Corp	340,216
18,500	Ibiden Co Ltd	556,638
85	INPEX Corp	528,059
209,000	Itochu Corp	1,721,367
191	Japan Retail Fund Investment Corp (REIT)	228,660
4,900	JFE Holdings Inc	161,344
576,600	JX Holdings Inc *	3,095,158
19,560	K’s Holdings Corp	454,397
322,000	Kajima Corp	754,322
8	Kakaku.com Inc	30,132
71,000	Kamigumi Co Ltd	533,301

88,900	Kao Corp	1,893,647
163,000	Kawasaki Kisen Kaisha Ltd *	657,754
241	KDDI Corp	1,100,480
187,000	Kobe Steel Ltd	376,437
59,400	Komatsu Ltd	1,106,769
7,800	Kyocera Corp	678,446
13,000	Kyudenko Corp	68,523
7,700	Lawson Inc	324,463
127,600	Leopalace21 Corp *	507,883
231,000	Marubeni Corp	1,291,523
414,000	Mazda Motor Corp	1,060,567
213,000	Mitsubishi Chemical Holdings Corp	998,752
137,300	Mitsubishi Corp	3,091,933
142,000	Mitsubishi Electric Corp	1,154,512
366,300	Mitsubishi UFJ Financial Group Inc	1,773,872
20,350	Mitsubishi UFJ Lease & Finance Co Ltd	760,583
41,100	Mitsui & Co Ltd	589,154
356,000	Mitsui Mining & Smelting Co Ltd	1,019,583
217,000	Mitsui OSK Lines Ltd	1,533,817
1,492,400	Mizuho Financial Group Inc	2,686,421
19,500	Murata Manufacturing Co Ltd	947,469
21,000	Nagase & Co	224,687
178	Net One Systems Co Ltd	226,761
19,700	Nidec Corp	1,791,268
15,200	Nikon Corp	290,697
4,200	Nintendo Co Ltd	1,221,191
19,000	Nippon Corp	142,584
72,000	Nippon Electric Glass Co Ltd	926,259
53,200	Nippon Telegraph & Telephone Corp	2,181,785
88,500	Nippon Yakin Koguo Co Ltd *	299,148
228,000	Nippon Yusen KK	814,182
611,200	Nissan Motor Co Ltd *	4,396,809
32,000	Nisshinbo Holdings Inc	296,164
9,550	Nitori Co Ltd	758,453
27,300	Nitto Denko Corp	967,007
1,712	NTT Docomo Inc	2,560,227
111,000	Obayashi Corp	433,412
19,100	Olympus Corp	489,253
12,000	Ono Pharmaceutical Co Ltd	470,271
31,020	ORIX Corp	2,364,219
368,000	Osaka Gas Co Ltd	1,248,039
136,000	Pacific Metals Co Ltd	1,024,527
115,900	Pioneer Corp *	422,148
10,440	Point Inc	593,654
98,300	Resona Holdings Inc	1,233,652
103,400	Ricoh Company Ltd	1,471,131
15,200	Ryohin Keikaku Co Ltd	619,652
9,700	Ryosan Co	237,100
30,500	Sankyo Co Ltd	1,318,408
17,700	Secom Co Ltd	761,308
23,500	Sega Sammy Holdings Inc	297,620
91,400	Seven & I Holdings Co Ltd	2,098,762
4,600	Shimamura Co Ltd	416,289
344,500	Sojitz Corp	566,440
23,700	Sony Corp	730,269
11,500	SUMCO Corp *	206,773
178,200	Sumitomo Corp	1,933,246
86,300	Sumitomo Electric Industries Ltd	1,018,372
71,000	Sumitomo Metal Mining Co Ltd	989,576
305,423	Sumitomo Trust & Banking Co Ltd	1,629,788

332,000	Taisei Corp	633,299
19,000	Taisho Pharmaceutical Co Ltd	350,718
51,000	Taiyo Yuden Co Ltd	663,623
133,300	Takeda Pharmaceutical Co Ltd	5,475,701
13,900	TDK Corp	807,282
23,800	Tokyo Electron Ltd	1,391,318
112,000	Tokyo Gas Co Ltd	488,736
96,500	Tokyo Steel Manufacturing Co	1,065,691
165,000	Tokyo Tatemono Co Ltd	605,336
69,000	TonenGeneral Sekiyu KK	589,075
351,000	Toshiba Corp *	1,800,211
150,000	Tosoh Corp	398,299
92,800	Toyota Motor Corp	3,360,354
68,600	Toyota Tsusho Corp	948,515
6,900	Unicharm Corp	681,132
92,000	UNY Co Ltd	697,463
7,780	USS Co Ltd	507,650
1,632	Yahoo Japan Corp	569,242
12,580	Yamada Denki Co Ltd	876,316
64,500	Yamaha Motor Co Ltd *	933,599
	Total Japan	122,997,063

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 2.6%
90,887	Aegon NV *	511,961
36,011	ASML Holding NV	1,010,401
27,633	CSM	819,887
38,380	Heineken NV	1,635,046
553,833	ING Groep NV *	4,325,316
27,505	Koninklijke Ahold NV	344,954
19,165	Koninklijke BAM Groep NV	123,675
29,921	Koninklijke DSM NV	1,181,972
90,911	Koninklijke Philips Electronics NV	2,695,371
18,561	Unilever NV	503,667
	Total Netherlands	13,152,250

	New Zealand — 0.3%
125,132	Fletcher Building Ltd	686,990
658,907	Telecom Corp of New Zealand	833,126
	Total New Zealand	1,520,116

	Norway — 1.0%
10,214	Acergy SA *	153,402
155,600	DnB NOR ASA	1,545,899
20,394	Frontline Ltd	671,833
44,150	Seadrill Ltd	895,821
11,446	Statoil ASA	226,938
50,200	Telenor ASA	613,879
23,200	TGS Nopec Geophysical Co ASA *	315,127
19,450	Yara International ASA	572,928
	Total Norway	4,995,827

	Portugal — 0.0%
18,221	Portugal Telecom SGPS SA	185,120

	Singapore — 3.3%
908,000	CapitaCommercial Trust (REIT)	731,321

61,000	DBS Group Holdings Ltd	600,513
454,000	Ezra Holdings Ltd	555,456
4,598,000	Golden Agri-Resources Ltd	1,656,718
143,000	Ho Bee Investment Ltd	143,991
334,000	Indofood Agri Resources Ltd *	480,009
286,200	Jaya Holdings Ltd *	122,602
118,000	Keppel Corp Ltd	734,009
99,000	Keppel Land Ltd	244,938
747,500	Neptune Orient Lines Ltd *	997,491
952,000	Noble Group Ltd	1,184,443
178,000	Oversea-Chinese Banking Corp Ltd	1,061,130
448,000	SembCorp Marine Ltd	1,280,859
48,000	Singapore Airlines Ltd	485,337
186,000	Singapore Exchange Ltd	979,205
373,000	Singapore Press Holdings Ltd	994,093
829,670	Singapore Telecommunications	1,699,030
666,000	Suntec Real Estate Investment Trust (REIT)	597,326
269,000	Swiber Holdings Ltd *	182,649
87,000	United Overseas Bank Ltd	1,127,302
72,000	Venture Corp Ltd	431,111
130,000	Wilmar International Ltd	536,118
	Total Singapore	16,825,651

	Spain — 1.9%
107,791	Banco Bilbao Vizcaya Argentaria SA	1,112,430
89,019	Banco Popular Espanol SA	447,323
440,036	Banco Santander SA	4,427,644
22,039	Inditex SA	1,218,541
90,534	Repsol YPF SA	1,849,840
22,134	Telefonica SA	420,252
	Total Spain	9,476,030

	Sweden — 3.5%
41,320	Alfa Laval AB	519,832
39,690	Assa Abloy AB Class B	792,941
71,931	Atlas Copco AB Class A	1,014,696
130,686	Boliden AB	1,550,884
40,795	Electrolux AB Class B	902,225
57,475	Hennes & Mauritz AB Class B	3,218,883
6,996	Modern Times Group AB Class B	363,475
191,944	Nordea Bank AB	1,564,757
100,375	Sandvik AB	1,172,810
215,864	Skandinaviska Enskilda Banken AB Class A	1,103,509
44,293	Skanska AB Class B	647,824
25,768	SKF AB Class B	447,170
68,546	Svenska Handelsbanken AB Class A	1,655,252
186,906	Swedbank AB Class A *	1,654,425
25,856	Swedish Match AB	533,850
16,827	Tele2 AB Class B	244,175
32,546	Trelleborg AB Class B	193,114
	Total Sweden	17,579,822

	Switzerland — 5.6%
2,523	Bobst Group AG (Registered) *	86,696
51,153	Compagnie Financiere Richemont SA Class A	1,661,981
7,906	Credit Suisse Group AG (Registered)	305,151
147,878	Nestle SA (Registered)	6,673,709
229,769	Novartis AG (Registered)	10,360,283
43,459	Roche Holding AG (Non Voting)	5,950,622

6,641	Swatch Group AG	1,726,463
1,760	Swisscom AG (Registered)	560,817
10,518	Synthes Inc	1,106,695
	Total Switzerland	28,432,417

	United Kingdom — 20.4%
47,044	3i Group Plc	192,618
79,832	Amlin Plc	430,783
101,472	Anglo American Plc *	3,872,552
61,609	Antofagasta Plc	782,071
261,233	AstraZeneca Plc	10,981,514
868,155	Barclays Plc	3,787,006
153,272	BG Group Plc	2,333,430
85,762	BHP Billiton Plc	2,344,890
96,353	BP Plc	686,858
35,128	British American Tobacco Plc	1,031,386
690,222	BT Group Plc	1,262,605
126,276	Burberry Group Plc	1,253,970
54,926	Capita Group Plc	615,588
104,123	Centrica Plc	411,053
197,295	Cobham Plc	654,602
72,349	Compass Group Plc	556,940
114,550	Diageo Plc	1,747,812
117,530	Drax Group Plc	566,064
723,821	DSG International Plc *	275,741
49,924	Eurasian Natural Resources Corp	717,498
46,743	Experian Plc	415,546
824,935	GlaxoSmithKline Plc	13,719,674
259,984	Home Retail Group Plc	937,642
181,211	HSBC Holdings Plc	1,633,459
10,148	Imperial Tobacco Group Plc	262,852
77,582	Inchcape Plc *	322,984
26,347	Intertek Group Plc	538,744
61,400	J Sainsbury Plc	286,022
78,410	Kazakhmys Plc	1,330,218
80,477	Kingfisher Plc	258,448
1,792,706	Lloyds Banking Group Plc *	1,450,135
129,116	Man Group Plc	431,900
36,443	Marks & Spencer Group Plc	185,213
55,775	Next Plc	1,667,312
326,148	Old Mutual Plc	534,342
54,249	Pearson Plc	741,783
35,724	Petrofac Ltd	577,599
203,871	Punch Taverns Plc *	208,110
38,783	Reckitt Benckiser Group Plc	1,805,349
74,895	Reed Elsevier Plc	518,635
204,910	Rentokil Initial Plc *	356,900
133,048	Rio Tinto Plc	6,105,961
62,329	Rolls—Royce Group Plc	527,767
5,609,610	Rolls—Royce Group Plc C Shares *	8,112
188,582	Royal Dutch Shell Group Class A (Amsterdam)	4,902,584
147,585	Royal Dutch Shell Plc A Shares (London)	3,871,928
172,455	Royal Dutch Shell Plc B Shares (London)	4,339,407
50,719	SABMiller Plc	1,424,680
156,433	Sage Group Plc (The)	534,487
54,040	Scottish & Southern Energy Plc	817,396
9,313	Shire Plc	189,521
128,530	Smith & Nephew Plc	1,157,576
29,186	SSL International Plc	339,106

139,420		Standard Chartered Plc	3,280,001
88,180		Tesco Plc	522,756
83,170		Travis Perkins Plc *	941,894
14,465		Unilever Plc	388,457
24,782		Vedanta Resources Plc	822,582
2,250,636		Vodafone Group Plc	4,458,077
253,927		William Hill Plc	642,554
62,961		Wolseley Plc *	1,484,545
234,811		Xstrata Plc	3,408,876
		Total United Kingdom	102,856,115

		United States — 0.0%
7,134		Signet Jewelers Ltd *	219,646
		TOTAL COMMON STOCKS (COST $469,835,862)	461,544,130

		PREFERRED STOCKS — 0.5%

		Germany — 0.5%
27,124		Henkel AG & Co KGaA 1.39%	1,261,282
19,864		Porsche Automobil Holding SE 0.14%	861,715
23,637		ProSiebenSat.1 Media AG 0.17%	355,716
		Total Germany	2,478,713
		TOTAL PREFERRED STOCKS (COST $2,940,119)	2,478,713

		OPTIONS PURCHASED — 0.2%

		United Kingdom — 0.2%
GBP	1,047,916	Barclays PLC Call, Expires 09/17/2010 Strike 280.00	768,839
		TOTAL OPTIONS PURCHASED (COST $655,765)	768,839

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 7.5%

USD	3,000,000	Bank of America (Charlotte) Time Deposit, 0.04%, due 06/01/10	3,000,000
EUR	2,444,888	Bank of Nova Scotia (Toronto) Time Deposit, 0.04%, due 06/01/10	3,000,245
USD	2,969,344	Bank of Nova Scotia (Toronto) Time Deposit, 0.04%, due 06/01/10	2,969,344
EUR	2,444,888	BNP Paribas (Paris) Time Deposit, 0.04%, due 06/01/10	3,000,244
DKK	58,650	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/10	9,674
NZD	14,036	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.95%, due 06/01/10	9,527
CAD	18,225	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/10	17,317
NOK	127,521	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.00%, due 06/01/10	19,659
SEK	377,158	Citibank (New York) Time Deposit, 0.01%, due 06/01/10	48,036
EUR	257,201	Citibank (New York) Time Deposit, 0.04%, due 06/01/10	315,624
USD	2,685,739	Citibank (New York) Time Deposit, 0.04%, due 06/01/10	2,685,739
GBP	131,022	Citibank (New York) Time Deposit, 0.08%, due 06/01/10	189,478
CHF	28,546	Credit Suisse AG (Zurich) Time Deposit, 0.01%, due 06/01/10	24,626
USD	2,975,364	Credit Suisse AG (Zurich) Time Deposit, 0.04%, due 06/01/10	2,975,364
USD	3,000,000	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/10	3,000,000
HKD	443,073	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	56,895
JPY	8,972,000	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/01/10	98,691
AUD	23,274	HSBC Bank (London) Time Deposit, 3.75%, due 06/01/10	19,720
USD	2,629,653	ING Bank (Amsterdam) Time Deposit, 0.04%, due 06/01/10	2,629,653
SGD	121,839	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/10	86,610
USD	410,848	JPMorgan Chase (New York) Time Deposit, 0.04%, due 06/01/10	410,848
USD	3,000,000	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.04%, due 06/01/10	3,000,000
USD	3,000,000	Skandinaviska Enskilda Banken (Stockholm) Time Deposit, 0.04%, due 06/01/10	3,000,000
USD	3,000,000	Societe Generale (Paris) Time Deposit, 0.04%, due 06/01/10	3,000,000

USD	4,336,000	U.S. Treasury Bill, 0.17%, due 09/23/10 (a)	4,333,737

		TOTAL SHORT-TERM INVESTMENTS (COST $37,900,822)	37,901,031

		TOTAL INVESTMENTS — 99.6% (Cost $511,332,568)	502,692,713

		Other Assets and Liabilities (net) — 0.4%	2,060,269

		TOTAL NET ASSETS — 100.0%	$504,752,982

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$515,151,957	$40,067,156	$(52,526,400)	$(12,459,244)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/18/10	GBP	2,874,517	$4,157,098	$(254,052)

†        Fund buys foreign currency; sells USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
335	MSCI EAFE	June 2010	$22,473,302	$(112,419)

Written Options

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Put	1,047,916	9/17/2010	GBP	Barclays PLC, Strike 240.00	$(491,823)	$(269,805)
					$(491,823)	$(269,805)

As of May 31, 2010, for futures contracts, swap contracts, and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 89.90% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$16,334,955		$—	$16,334,955
Austria	—	4,408,540		—	4,408,540
Belgium	—	6,852,384		—	6,852,384
Canada	7,064,841	—		—	7,064,841
Denmark	—	4,358,598		—	4,358,598
Finland	—	2,554,471		—	2,554,471
France	—	42,580,640		—	42,580,640
Germany	—	15,432,292		—	15,432,292
Greece	—	3,012,641		—	3,012,641
Hong Kong	—	8,078,694		—	8,078,694
Ireland	62,164	3,772,462		—	3,834,626
Italy	—	28,791,391		—	28,791,391
Japan	3,095,158	119,901,905		—	122,997,063
Malta	—	0	*	—	0
Netherlands	—	13,152,250		—	13,152,250
New Zealand	—	1,520,116		—	1,520,116
Norway	—	4,995,827		—	4,995,827
Portugal	—	185,120		—	185,120
Singapore	—	16,825,651		—	16,825,651
Spain	—	9,476,030		—	9,476,030
Sweden	—	17,579,822		—	17,579,822
Switzerland	—	28,432,417		—	28,432,417
United Kingdom	—	102,856,115		—	102,856,115
United States	—	219,646		—	219,646
TOTAL COMMON STOCKS	10,222,163	451,321,967		—	461,544,130
Preferred Stocks Germany	—	2,478,713		—	2,478,713
TOTAL PREFERRED STOCKS	—	2,478,713		—	2,478,713
Options Purchased United Kingdom	—	768,839		—	768,839
TOTAL OPTIONS PURCHASED	—	768,839		—	768,839
Short-Term Investments	37,901,031	—		—	37,901,031
Total Investments	48,123,194	454,569,519		—	502,692,713
Total	$48,123,194	$454,569,519		$—	$502,692,713

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts Foreign Exchange Risk	$—	$(254,052)	$—	$(254,052)
Futures Contracts Equity Contracts Risk	(112,419)	—	—	(112,419)
Written Options Equity Contracts Risk	—	(269,805)	—	(269,805)
Total Derivatives	(112,419)	(523,857)	—	(636,276)
Total	$(112,419)	$(523,857)	$—	$(636,276)

*Represents the interest in securities that have no value at May 31, 2010.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. The Fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund may use derivatives to seek returns comparable to those provided by securities lending by selling a security and maintaining a long equity swap on the same security.  The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. During the period ended May 31, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2010, the Fund used purchased call option contracts as a substitute for direct equity investment (when paired with written put options).  Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2010, the Fund used written put option contracts as a substitute for direct equity investment (when paired with purchased call options). Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$(1,047,916)	—	$(491,823)	$—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—
Outstanding, end of period	$(1,047,916)	—	$(491,823)	$—	—	$—

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2010, the Fund held rights and warrants received as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$—	$—	$—	$768,839	$—	$768,839
Total	$—	$—	$—	$768,839	$—	$768,839

Liabilities:
Written options outstanding	$—	$—	$—	$(269,805)	$—	$(269,805)
Unrealized depreciation on futures contracts*	—	—	—	(112,419)	—	(112,419)
Unrealized depreciation on forward currency contracts	—	(254,052)	—	—	—	(254,052)
Total	$—	$(254,052)	$—	$(382,224)	$—	$(636,276)

*  The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forwards Currency Contracts	Futures Contracts	Options	Rights/ Warrants
Average amount outstanding	$4,324,355	$11,251,304	$3,153,531	$12,936

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.4%

	Automobiles & Components — 0.2%
300	Harley-Davidson, Inc.	9,063
700	Johnson Controls, Inc.	19,971
	Total Automobiles & Components	29,034

	Banks — 0.3%
200	BB&T Corp.	6,048
200	Comerica, Inc.	7,620
200	PNC Financial Services Group, Inc.	12,550
300	US Bancorp	7,188
400	Wells Fargo & Co.	11,476
	Total Banks	44,882

	Capital Goods — 3.9%
2,200	3M Co.	174,482
300	Boeing Co.	19,254
800	Caterpillar, Inc.	48,608
200	Cummins, Inc.	13,596
100	Deere & Co.	5,768
100	Eaton Corp.	6,995
300	Emerson Electric Co.	13,932
100	Fastenal Co.	5,044
1,300	General Electric Co.	21,255
1,300	General Dynamics Corp.	88,270
100	Goodrich Corp.	6,940
100	Joy Global, Inc.	5,100
100	L-3 Communications Holdings, Inc.	8,263
100	Precision Castparts Corp.	11,670
100	Rockwell Automation, Inc.	5,343
300	Textron, Inc.	6,201
2,200	United Technologies Corp.	148,236
	Total Capital Goods	588,957

	Consumer Durables & Apparel — 0.7%
2,100	Coach, Inc.	86,331
100	Nike, Inc.-Class B	7,238
100	Polo Ralph Lauren Corp.	8,686
100	Whirlpool Corp.	10,444
	Total Consumer Durables & Apparel	112,699

	Consumer Services — 0.9%
300	Apollo Group, Inc.-Class A*	15,948
100	Darden Restaurants, Inc.	4,290
300	International Game Technology	5,871
100	ITT Educational Services, Inc.*	10,094
200	Marriott International, Inc.-Class A	6,690
1,000	McDonald’s Corp.	66,870
1,300	Starbucks Corp.	33,657
	Total Consumer Services	143,420

	Diversified Financials — 2.4%
2,000	American Express Co.	79,740
200	Ameriprise Financial, Inc.	7,958
6,400	Bank of America Corp.	100,736
100	BlackRock, Inc.	16,788

200	Capital One Financial Corp.	8,260
400	Franklin Resources, Inc.	39,236
500	Goldman Sachs Group (The), Inc.	72,130
300	Invesco Ltd.	5,568
700	Morgan Stanley	18,977
200	State Street Corp.	7,634
100	T. Rowe Price Group, Inc.	4,952
	Total Diversified Financials	361,979

	Energy — 8.6%
100	Anadarko Petroleum Corp.	5,233
100	Arch Coal, Inc.	2,155
160	Baker Hughes, Inc.	6,102
200	Cameron International Corp.*	7,240
300	Chesapeake Energy Corp.	6,702
3,400	Chevron Corp.	251,158
100	Cimarex Energy Co.	7,348
2,174	ConocoPhillips	112,744
13,600	Exxon Mobil Corp.	822,256
100	FMC Technologies, Inc.*	5,815
500	Halliburton Co.	12,415
300	Nabors Industries Ltd.*	5,709
100	National Oilwell Varco, Inc.	3,813
100	Newfield Exploration Co.*	5,206
100	Occidental Petroleum Corp.	8,251
100	Pioneer Natural Resources Co.	6,370
200	Plains Exploration & Production Co.*	4,420
300	Schlumberger Ltd.	16,845
200	Sunoco, Inc.	5,974
600	Valero Energy Corp.	11,208
300	Williams Cos., Inc.	5,925
	Total Energy	1,312,889

	Food & Staples Retailing — 5.3%
300	Kroger Co. (The)	6,039
400	Supervalu, Inc.	5,388
7,200	Walgreen Co.	230,688
10,900	Wal—Mart Stores, Inc.	551,104
200	Whole Foods Market, Inc.*	8,086
	Total Food & Staples Retailing	801,305

	Food, Beverage & Tobacco — 9.9%
6,000	Altria Group, Inc.	121,740
200	Archer-Daniels-Midland Co.	5,054
600	Coca-Cola Enterprises, Inc.	15,660
10,200	Coca—Cola Co. (The)	524,280
500	General Mills, Inc.	35,615
200	Hansen Natural Corp.*	7,810
500	Kellogg Co.	26,715
500	Kraft Foods, Inc.-Class A	14,300
6,230	PepsiCo, Inc.	391,804
8,000	Philip Morris International, Inc.	352,960
400	Tyson Foods, Inc.-Class A	7,032
	Total Food, Beverage & Tobacco	1,502,970

	Health Care Equipment & Services — 6.1%
200	Aetna, Inc.	5,832
1,200	AmerisourceBergen Corp.	37,536
600	Cardinal Health, Inc.	20,694

100	Cerner Corp.*	8,371
400	Cigna Corp.	13,388
200	Community Health Systems, Inc.*	7,796
300	Coventry Health Care, Inc.*	6,210
100	DaVita, Inc.*	6,343
300	Express Scripts, Inc.*	30,180
200	Humana, Inc.*	9,210
100	Intuitive Surgical, Inc.*	32,277
800	McKesson Corp.	56,000
4,200	Medtronic, Inc.	164,556
100	Omnicare, Inc.	2,511
100	Quest Diagnostics, Inc.	5,275
100	ResMed, Inc.*	6,289
400	Stryker Corp.	21,212
10,821	UnitedHealth Group, Inc.	314,566
2,300	WellPoint, Inc.*	117,990
1,000	Zimmer Holdings, Inc.*	55,930
	Total Health Care Equipment & Services	922,166

	Household & Personal Products — 4.6%
600	Avon Products, Inc.	15,894
200	Clorox Co.	12,564
3,000	Colgate—Palmolive Co.	234,270
100	Energizer Holdings, Inc.*	5,619
200	Estee Lauder Cos. (The), Inc.-Class A	11,654
900	Kimberly—Clark Corp.	54,630
6,100	Procter & Gamble Co. (The)	372,649
	Total Household & Personal Products	707,280

	Insurance — 0.9%
600	AFLAC Inc.	26,580
500	Allstate Corp. (The)	15,315
200	Assurant, Inc.	6,940
300	Chubb Corp.	15,072
200	HCC Insurance Holdings, Inc.	5,014
300	MetLife, Inc.	12,147
400	Progressive Corp. (The)	7,836
100	Prudential Financial, Inc.	5,771
100	Torchmark Corp.	5,153
600	Travelers Cos. (The), Inc.	29,682
300	Unum Group	6,930
300	W.R. Berkley Corp.	8,178
	Total Insurance	144,618

	Materials — 1.3%
100	Air Products & Chemicals, Inc.	6,906
800	Alcoa, Inc.	9,312
200	Celanese Corp.-Class A	5,734
1,600	Dow Chemical Co. (The)	43,056
200	E.I. du Pont de Nemours & Co.	7,234
100	Eastman Chemical Co.	6,039
600	Freeport—McMoRan Copper & Gold, Inc.	42,030
400	International Paper Co.	9,292
100	Lubrizol Corp.	8,857
200	MeadWestvaco Corp.	4,780
100	Mosaic Co. (The)	4,617
100	Reliance Steel & Aluminum Co.	4,591

1,400	Southern Copper Corp.	41,272
	Total Materials	193,720

	Media — 0.8%
400	CBS Corp.-Class B (Non Voting)	5,824
200	Discovery Communications, Inc.*	7,532
1,000	Liberty Media Corp.-Interactive-Class A*	12,970
2,100	News Corp.-Class A	27,720
200	Time Warner Cable, Inc.	10,946
200	Time Warner, Inc.	6,198
600	Viacom, Inc.-Class B*	20,166
400	Virgin Media, Inc.	6,464
800	Walt Disney Co. (The)	26,736
	Total Media	124,556

	Pharmaceuticals, Biotechnology & Life Sciences — 17.9%
5,100	Abbott Laboratories	242,556
300	Allergan, Inc.	18,057
3,100	Amgen, Inc.*	160,518
300	Biogen Idec, Inc.*	14,229
1,600	Bristol—Myers Squibb Co.	37,136
100	Dendreon Corp.*	4,340
7,200	Eli Lilly & Co.	236,088
1,800	Forest Laboratories, Inc.*	46,584
1,000	Gilead Sciences, Inc.*	35,920
12,300	Johnson & Johnson	717,090
200	Life Technologies Corp.*	10,012
11,261	Merck & Co., Inc.	379,383
300	Mylan, Inc.*	5,832
53,464	Pfizer, Inc.	814,257
	Total Pharmaceuticals, Biotechnology & Life Sciences	2,722,002

	Retailing — 1.9%
200	Abercrombie & Fitch Co.-Class A	7,166
300	Advance Auto Parts, Inc.	15,528
300	Amazon.com Inc.*	37,638
400	American Eagle Outfitters, Inc.	5,240
300	AutoNation, Inc.*	6,009
100	Bed Bath & Beyond, Inc.*	4,487
200	Best Buy Co., Inc.	8,450
300	CarMax, Inc.*	6,519
400	Expedia, Inc.	8,624
400	Gap (The), Inc.	8,720
200	Guess?, Inc.	7,598
1,400	Home Depot, Inc.	47,404
200	J.C. Penney Co., Inc.	5,498
100	Kohl’s Corp.*	5,075
400	Limited Brands, Inc.	9,944
700	Lowe’s Cos., Inc.	17,325
300	Macy’s, Inc.	6,663
400	Nordstrom, Inc.	15,880
300	PetSmart, Inc.	9,528
100	Priceline.com Inc.*	19,116
100	Ross Stores, Inc.	5,240
100	Target Corp.	5,453
100	Tiffany & Co.	4,543
200	TJX Cos. (The), Inc.	9,092

200	Urban Outfitters, Inc.*	7,260
	Total Retailing	284,000

	Semiconductors & Semiconductor Equipment — 0.5%
400	Broadcom Corp.-Class A	13,808
100	Cree, Inc.*	6,637
600	Intel Corp.	12,852
700	Micron Technology, Inc.*	6,363
800	NVIDIA Corp.*	10,512
1,100	Texas Instruments, Inc.	26,862
	Total Semiconductors & Semiconductor Equipment	77,034

	Software & Services — 19.3%
200	Akamai Technologies, Inc.*	7,944
200	Citrix Systems, Inc.*	8,722
900	Cognizant Technology Solutions Corp.-Class A*	45,036
100	Computer Sciences Corp.*	4,999
12,661	eBay, Inc.*	271,072
500	Fidelity National Information Services, Inc.	13,760
200	First American Corp.	6,806
100	Fiserv, Inc.*	4,755
300	Global Payments, Inc.	12,657
1,310	Google, Inc.-Class A*	635,586
1,700	International Business Machines Corp.	212,942
34,300	Microsoft Corp.	884,940
35,600	Oracle Corp.	803,492
200	Red Hat, Inc.*	5,862
100	Salesforce.com, Inc.*	8,653
400	Symantec Corp.*	5,668
100	VMware, Inc.*	6,621
500	Yahoo!, Inc.*	7,670
	Total Software & Services	2,947,185

	Technology Hardware & Equipment — 10.2%
400	Agilent Technologies, Inc.*	12,944
2,600	Apple, Inc.*	668,616
200	Avnet, Inc.*	5,744
15,200	Cisco Systems, Inc.*	352,032
1,100	Corning, Inc.	19,173
2,100	Dell, Inc.*	27,993
900	EMC Corp.*	16,758
2,700	Hewlett-Packard Co.	124,227
400	Jabil Circuit, Inc.	5,476
200	Juniper Networks, Inc.*	5,324
2,800	Motorola, Inc.*	19,180
400	NetApp, Inc.*	15,072
6,800	Qualcomm, Inc.	241,808
300	SanDisk Corp.*	13,986
800	Western Digital Corp.*	27,848
600	Xerox Corp.	5,586
	Total Technology Hardware & Equipment	1,561,767

	Telecommunication Services — 1.4%
5,263	AT&T, Inc.	127,891
200	Crown Castle International Corp.*	7,406
200	NII Holdings, Inc.*	7,294
2,342	Verizon Communications, Inc.	64,452
	Total Telecommunication Services	207,043

	Transportation — 0.3%
300	CSX Corp.	15,675
300	FedEx Corp.	25,047
100	Norfolk Southern Corp.	5,646
500	Southwest Airlines Co.	6,220
	Total Transportation	52,588

	Utilities — 0.0%
600	AES Corp. (The)*	6,162

	TOTAL COMMON STOCKS (COST $14,199,677)	14,848,256

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.5%

	Money Market Funds — 1.4%
206,445	State Street Institutional Treasury Money Market Fund-Institutional Class	206,445

	Other Short-Term Investments — 1.1%
170,000	U.S. Treasury Bill, 0.17%, due 09/16/10 (a)	169,917

	TOTAL SHORT-TERM INVESTMENTS (COST $376,328)	376,362

	TOTAL INVESTMENTS — 99.9% (Cost $14,576,005)	15,224,618

	Other Assets and Liabilities (net) — 0.1%	13,015

	TOTAL NET ASSETS — 100.0%	$15,237,633

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$14,745,363	$951,366	$(472,111)	$479,255

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$14,848,256	$—	$—	$14,848,256
Short-Term Investments	376,362	—	—	376,362
Total	$15,224,618	$—	$—	$15,224,618

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.6%

	Automobiles & Components — 0.6%
400	Autoliv, Inc.*	19,000
5,100	Ford Motor Co.*	59,823
900	Harley-Davidson, Inc.	27,189
300	Thor Industries, Inc.	8,748
400	TRW Automotive Holdings Corp.*	12,032
	Total Automobiles & Components	126,792

	Banks — 0.6%
1,700	Fifth Third Bancorp	22,083
22	First Horizon National Corp.*	274
900	PNC Financial Services Group, Inc.	56,475
2,900	Regions Financial Corp.	22,127
900	SunTrust Banks, Inc.	24,255
	Total Banks	125,214

	Capital Goods — 6.1%
2,800	3M Co.	222,068
1,100	Boeing Co.	70,598
200	Bucyrus International, Inc.	10,712
1,000	Caterpillar, Inc.	60,760
800	Danaher Corp.	63,504
967	DigitalGlobe, Inc.*	27,047
300	Eaton Corp.	20,985
700	Emerson Electric Co.	32,508
19,900	General Electric Co.	325,365
1,900	General Dynamics Corp.	129,010
400	Joy Global, Inc.	20,400
400	Lockheed Martin Corp.	31,968
500	McDermott International, Inc.*	11,090
600	Northrop Grumman Corp.	36,294
380	Precision Castparts Corp.	44,346
700	Rockwell Collins, Inc.	40,838
500	Spirit Aerosystems Holdings, Inc.-Class A*	9,740
1,500	Textron, Inc.	31,005
1,200	United Technologies Corp.	80,856
300	URS Corp.*	13,374
	Total Capital Goods	1,282,468

	Commercial & Professional Services — 0.5%
400	Cintas Corp.	10,400
300	Copart, Inc.*	10,770
500	Corrections Corp. of America*	9,950
200	Dun & Bradstreet Corp.	14,598
200	Manpower, Inc.	9,142
600	Pitney Bowes, Inc.	13,584
1,500	RR Donnelley & Sons Co.	28,740
300	Stericycle, Inc.*	17,586
	Total Commercial & Professional Services	114,770

	Consumer Durables & Apparel — 1.8%
1,200	Coach, Inc.	49,332
700	Garmin Ltd.	23,506
300	Mohawk Industries, Inc.*	16,848
1,000	Newell Rubbermaid, Inc.	16,660

2,000	Nike, Inc.-Class B	144,760
200	Polo Ralph Lauren Corp.	17,372
300	Stanley Black & Decker, Inc.	16,737
200	Tupperware Corp.	8,498
500	VF Corp.	38,675
400	Whirlpool Corp.	41,776
	Total Consumer Durables & Apparel	374,164

	Consumer Services — 1.8%
900	Apollo Group, Inc.-Class A*	47,844
200	ITT Educational Services, Inc.*	20,188
900	Las Vegas Sands Corp.*	21,132
2,500	McDonald’s Corp.	167,175
1,400	MGM Mirage*	17,444
800	Royal Caribbean Cruises Ltd.*	23,200
1,200	Service Corp. International	10,248
400	Starwood Hotels & Resorts Worldwide, Inc.	18,500
50	Strayer Education, Inc.	12,000
400	Weight Watchers International, Inc.	10,968
1,100	Wyndham Worldwide Corp.	25,960
	Total Consumer Services	374,659

	Diversified Financials — 3.4%
1,500	American Express Co.	59,805
600	AmeriCredit Corp.*	12,972
800	Ameriprise Financial, Inc.	31,832
24,400	Bank of America Corp.	384,056
700	Capital One Financial Corp.	28,910
1,200	CIT Group, Inc.*	44,148
800	Discover Financial Services	10,760
340	Franklin Resources, Inc.	33,351
420	Goldman Sachs Group (The), Inc.	60,589
10	IntercontinentalExchange, Inc.*	1,161
3,100	SLM Corp.*	34,441
200	Towers Watson & Co.-Class A	9,200
200	World Acceptance Corp.*	7,146
	Total Diversified Financials	718,371

	Energy — 4.8%
100	Anadarko Petroleum Corp.	5,233
60	Baker Hughes, Inc.	2,288
2,000	Chevron Corp.	147,740
4,051	ConocoPhillips	210,085
5,000	Exxon Mobil Corp.	302,300
1,000	Marathon Oil Corp.	31,090
900	Nabors Industries Ltd.*	17,127
800	National Oilwell Varco, Inc.	30,504
1,700	Occidental Petroleum Corp.	140,267
200	Oil States International, Inc.*	7,808
400	Pioneer Natural Resources Co.	25,480
700	Rowan Cos, Inc.*	17,332
200	Schlumberger Ltd.	11,230
500	Sunoco, Inc.	14,935
400	Teekay Corp.	10,092
800	Tesoro Corp.	9,360
1,300	Valero Energy Corp.	24,284
	Total Energy	1,007,155

	Food & Staples Retailing — 5.5%
500	Costco Wholesale Corp.	29,125
1,100	CVS Caremark Corp.	38,093
1,200	Kroger Co. (The)	24,156
1,065	Supervalu, Inc.	14,345
2,500	Sysco Corp.	74,525
5,000	Walgreen Co.	160,200
16,000	Wal—Mart Stores, Inc.	808,960
	Total Food & Staples Retailing	1,149,404

	Food, Beverage & Tobacco — 6.1%
500	Brown-Forman Corp.-Class B	27,730
800	Campbell Soup Co.	28,648
2,000	Coca-Cola Enterprises, Inc.	52,200
8,500	Coca—Cola Co. (The)	436,900
1,200	General Mills, Inc.	85,476
600	Hansen Natural Corp.*	23,430
800	Hershey Co. (The)	37,440
400	Hormel Foods Corp.	15,920
1,400	Kellogg Co.	74,802
400	McCormick & Co., Inc. (Non Voting)	15,428
500	Mead Johnson Nutrition Co.	24,660
6,625	PepsiCo, Inc.	416,646
1,900	Sara Lee Corp.	26,923
600	Smithfield Foods, Inc.*	10,344
	Total Food, Beverage & Tobacco	1,276,547

	Health Care Equipment & Services — 9.0%
1,300	Aetna, Inc.	37,908
300	AMERIGROUP Corp.*	10,776
2,100	AmerisourceBergen Corp.	65,688
2,800	Baxter International, Inc.	118,244
1,100	Becton, Dickinson & Co.	78,430
300	C.R. Bard, Inc.	24,291
2,200	Cardinal Health, Inc.	75,878
300	Catalyst Health Solutions, Inc.*	11,487
200	Cerner Corp.*	16,742
1,000	Cigna Corp.	33,470
900	Coventry Health Care, Inc.*	18,630
500	DENTSPLY International, Inc.	16,215
400	Edwards Lifesciences Corp.*	20,212
600	Express Scripts, Inc.*	60,360
200	Gen-Probe, Inc.*	8,792
200	Haemonetics Corp.*	10,788
700	Health Net, Inc.*	17,255
300	Henry Schein, Inc.*	16,923
1,000	Humana, Inc.*	46,050
300	Idexx Laboratories, Inc.*	18,972
80	Intuitive Surgical, Inc.*	25,821
600	Kinetic Concepts, Inc.*	24,840
500	Laboratory Corp. of America Holdings*	37,805
1,200	McKesson Corp.	84,000
200	Mednax, Inc.*	11,310
6,000	Medtronic, Inc.	235,080
400	Omnicare, Inc.	10,044
500	Patterson Cos., Inc.	14,855
200	Quality Systems, Inc.	11,808
600	Quest Diagnostics, Inc.	31,650
300	ResMed, Inc.*	18,867

2,000	Stryker Corp.	106,060
1,200	St Jude Medical, Inc.*	44,808
9,367	UnitedHealth Group, Inc.	272,299
700	Varian Medical Systems, Inc.*	35,063
400	VCA Antech, Inc.*	10,424
2,400	WellPoint, Inc.*	123,120
1,500	Zimmer Holdings, Inc.*	83,895
	Total Health Care Equipment & Services	1,888,860

	Household & Personal Products — 4.8%
1,200	Avon Products, Inc.	31,788
200	Church & Dwight Co., Inc.	13,162
500	Clorox Co.	31,410
2,000	Colgate—Palmolive Co.	156,180
600	Estee Lauder Cos. (The), Inc.-Class A	34,962
300	Herbalife Ltd.	13,545
1,000	Kimberly—Clark Corp.	60,700
300	Nu Skin Enterprises, Inc.-Class A	8,628
10,648	Procter & Gamble Co. (The)	650,486
	Total Household & Personal Products	1,000,861

	Insurance — 2.5%
1,200	AFLAC Inc.	53,160
200	Allied World Assurance Co. Holdings Ltd.	8,982
1,500	Allstate Corp. (The)	45,945
400	American International Group, Inc.*	14,152
400	Aspen Insurance Holdings Ltd.	10,104
400	Assurant, Inc.	13,880
500	Brown & Brown, Inc.	9,800
400	Endurance Specialty Holdings Ltd.	14,840
2,400	Genworth Financial, Inc.-Class A*	37,416
2,100	Hartford Financial Services Group (The), Inc.	52,647
1,000	Lincoln National Corp.	26,460
300	Platinum Underwriters Holdings Ltd.	11,043
1,500	Prudential Financial, Inc.	86,565
300	Torchmark Corp.	15,459
300	Transatlantic Holdings, Inc.	14,109
1,300	Travelers Cos. (The), Inc.	64,311
700	Unum Group	16,170
400	Validus Holdings Ltd.	9,824
1,000	XL Capital Ltd.-Class A	17,610
	Total Insurance	522,477

	Materials — 2.3%
1,800	Alcoa, Inc.	20,952
300	Ashland, Inc.	16,083
500	Barrick Gold Corp.	21,040
300	Cliffs Natural Resources, Inc.	16,758
700	Commercial Metals Co.	10,899
300	Domtar Corp.*	18,360
4,500	Dow Chemical Co. (The)	121,095
500	Ecolab, Inc.	23,615
800	Freeport—McMoRan Copper & Gold, Inc.	56,040
2,000	Huntsman Corp.	19,960
1,700	International Paper Co.	39,491
300	Lubrizol Corp.	26,571
400	Reliance Steel & Aluminum Co.	18,364
300	Sigma—Aldrich Corp.	15,984
1,100	Southern Copper Corp.	32,428

570	United States Steel Corp.	26,910
	Total Materials	484,550

	Media — 2.8%
5,500	CBS Corp.-Class B (Non Voting)	80,080
1,200	Clear Channel Outdoor Holdings, Inc.-Class A*	11,184
1,700	Gannett Co., Inc.	26,418
300	Liberty Media Corp. Capital-Class A*	12,618
4,400	Liberty Media Corp.-Interactive-Class A*	57,068
1,120	Liberty Media Corp.-Starz-Class A*	58,598
1,200	McGraw-Hill Cos. (The), Inc.	33,360
5,800	News Corp.-Class A	76,560
3,200	Time Warner, Inc.	99,168
2,200	Viacom, Inc.-Class B*	73,942
1,100	Virgin Media, Inc.	17,776
1,500	Walt Disney Co. (The)	50,130
	Total Media	596,902

	Pharmaceuticals, Biotechnology & Life Sciences — 17.9%
6,800	Abbott Laboratories	323,408
1,400	Allergan, Inc.	84,266
4,200	Amgen, Inc.*	217,476
700	Biogen Idec, Inc.*	33,201
7,100	Bristol—Myers Squibb Co.	164,791
200	Covance, Inc.*	10,552
7,800	Eli Lilly & Co.	255,762
1,200	Endo Pharmaceuticals Holdings, Inc.*	25,128
3,100	Forest Laboratories, Inc.*	80,228
3,300	Gilead Sciences, Inc.*	118,536
11,020	Johnson & Johnson	642,466
20,899	Merck & Co., Inc.	704,087
190	Mettler-Toledo International, Inc.*	21,761
1,100	Mylan, Inc.*	21,384
63,886	Pfizer, Inc.	972,984
400	Pharmaceutical Product Development, Inc.	10,736
200	Techne Corp.	12,110
700	Thermo Fisher Scientific, Inc.*	36,442
500	Waters Corp.*	34,220
	Total Pharmaceuticals, Biotechnology & Life Sciences	3,769,538

	Real Estate — 0.3%
700	Forest City Enterprises, Inc.-Class A*	9,282
1,200	Host Hotels & Resorts, Inc. REIT	17,112
400	Simon Property Group, Inc. REIT	34,012
200	SL Green Realty Corp. REIT	12,458
	Total Real Estate	72,864

	Retailing — 2.4%
300	Abercrombie & Fitch Co.-Class A	10,749
500	Advance Auto Parts, Inc.	25,880
1,400	Aeropostale, Inc.*	38,794
1,100	AutoNation, Inc.*	22,033
240	AutoZone, Inc.*	45,811
700	Best Buy Co., Inc.	29,575
300	Guess?, Inc.	11,397
1,300	Limited Brands, Inc.	32,318
1,900	Macy’s, Inc.	42,199
700	Nordstrom, Inc.	27,790
1,600	Office Depot, Inc.*	9,280

90	Priceline.com Inc.*	17,205
500	RadioShack Corp.	10,220
750	Sears Holdings Corp.*	66,045
800	Target Corp.	43,624
300	Tiffany & Co.	13,629
1,200	TJX Cos. (The), Inc.	54,552
	Total Retailing	501,101

	Semiconductors & Semiconductor Equipment — 0.0%
100	ON Semiconductor Corp.*	731

	Software & Services — 16.7%
1,800	Adobe Systems, Inc.*	57,744
1,100	AMDOCS Ltd.*	31,350
1,200	Automatic Data Processing, Inc.	49,056
1,800	Cognizant Technology Solutions Corp.-Class A*	90,072
500	Computer Sciences Corp.*	24,995
10,600	eBay, Inc.*	226,946
200	Factset Research Systems, Inc.	13,610
500	Global Payments, Inc.	21,095
1,600	Google, Inc.-Class A*	776,288
1,094	International Business Machines Corp.	137,035
1,100	Intuit, Inc.*	39,314
200	Mantech International Corp.-Class A*	9,246
282	MasterCard, Inc.-Class A	56,899
400	McAfee, Inc.*	12,720
300	Micros Systems, Inc.*	10,260
42,100	Microsoft Corp.	1,086,180
500	NeuStar, Inc.*	10,695
4,500	Novell, Inc.*	26,235
28,500	Oracle Corp.	643,245
1,300	Paychex, Inc.	37,102
600	Quest Software, Inc.*	11,613
100	Red Hat, Inc.*	2,931
300	Salesforce.com, Inc.*	25,959
200	Sohu.com, Inc.*	8,840
3,300	Symantec Corp.*	46,761
300	Syntel, Inc.	10,032
900	Total System Services, Inc.	13,140
600	VMware, Inc.*	39,726
	Total Software & Services	3,519,089

	Technology Hardware & Equipment — 7.8%
800	Agilent Technologies, Inc.*	25,888
1,940	Apple, Inc.*	498,891
13,200	Cisco Systems, Inc.*	305,712
6,680	Dell, Inc.*	89,044
300	Dolby Laboratories, Inc.-Class A*	19,803
200	F5 Networks, Inc.*	14,066
500	Harris Corp.	23,455
3,600	Hewlett-Packard Co.	165,636
600	Ingram Micro, Inc.-Class A*	10,176
700	Jabil Circuit, Inc.	9,583
300	Lexmark International, Inc.*	11,265
9,032	Qualcomm, Inc.	321,178
2,600	Seagate Technology*	39,936
300	Tech Data Corp.*	12,195
1,300	Western Digital Corp.*	45,253

5,400	Xerox Corp.	50,274
	Total Technology Hardware & Equipment	1,642,355

	Telecommunication Services — 0.5%
600	Crown Castle International Corp.*	22,218
600	NII Holdings, Inc.*	21,882
400	Telephone & Data Systems, Inc.	13,152
1,784	Verizon Communications, Inc.	49,096
	Total Telecommunication Services	106,348

	Transportation — 0.4%
600	CH Robinson Worldwide, Inc.	34,866
500	CSX Corp.	26,125
1,200	Hertz Global Holdings, Inc.*	13,632
	Total Transportation	74,623

	TOTAL COMMON STOCKS (COST $20,727,286)	20,729,843

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.3%

	Money Market Funds — 1.3%
268,231	State Street Institutional Treasury Money Market Fund-Institutional Class	268,231

	TOTAL SHORT-TERM INVESTMENTS (COST $268,231)	268,231

	TOTAL INVESTMENTS — 99.9% (Cost $20,995,517)	20,998,074

	Other Assets and Liabilities (net) — 0.1%	27,210

	TOTAL NET ASSETS — 100.0%	$21,025,284

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$21,748,772	$173,142	$(923,840)	$(750,698)

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*       Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$20,729,843	$—	$—	$20,729,843
Short-Term Investments	268,231	—	—	268,231
Total Investments	20,998,074	—	—	20,998,074
Total	$20,998,074	$—	$—	$20,998,074

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended May 31, 2010:

Futures Contracts
Average amount outstanding	$359,765

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.5%

	Automobiles & Components — 0.5%
33,500	Autoliv, Inc.*	1,591,250
464,400	Ford Motor Co.*	5,447,412
66,400	Harley-Davidson, Inc.	2,005,944
5,600	Thor Industries, Inc.	163,296
35,100	TRW Automotive Holdings Corp.*	1,055,808
	Total Automobiles & Components	10,263,710

	Banks — 0.6%
159,800	Fifth Third Bancorp	2,075,802
78,500	PNC Financial Services Group, Inc.	4,925,875
266,000	Regions Financial Corp.	2,029,580
85,400	SunTrust Banks, Inc.	2,301,530
36	Valley National Bancorp	521
	Total Banks	11,333,308

	Capital Goods — 6.0%
255,800	3M Co.	20,287,498
100,800	Boeing Co.	6,469,344
18,000	Bucyrus International, Inc.	964,080
93,200	Caterpillar, Inc.	5,662,832
70,100	Danaher Corp.	5,564,538
102,891	DigitalGlobe, Inc.*	2,877,861
28,700	Eaton Corp.	2,007,565
63,400	Emerson Electric Co.	2,944,296
1,815,600	General Electric Co.	29,685,060
177,400	General Dynamics Corp.	12,045,460
39,100	Joy Global, Inc.	1,994,100
11,610	Lockheed Martin Corp.	927,871
47,800	McDermott International, Inc.*	1,060,204
51,600	Northrop Grumman Corp.	3,121,284
34,330	Precision Castparts Corp.	4,006,311
63,200	Rockwell Collins, Inc.	3,687,088
39,700	Spirit Aerosystems Holdings, Inc.-Class A*	773,356
135,900	Textron, Inc.	2,809,053
108,900	United Technologies Corp.	7,337,682
24,600	URS Corp.*	1,096,668
	Total Capital Goods	115,322,151

	Commercial & Professional Services — 0.5%
38,000	Cintas Corp.	988,000
33,100	Copart, Inc.*	1,188,290
42,500	Corrections Corp. of America*	845,750
14,200	Dun & Bradstreet Corp.	1,036,458
26,900	Manpower, Inc.	1,229,599
54,700	Pitney Bowes, Inc.	1,238,408
124,000	RR Donnelley & Sons Co.	2,375,840
24,700	Stericycle, Inc.*	1,447,914
	Total Commercial & Professional Services	10,350,259

	Consumer Durables & Apparel — 1.7%
114,000	Coach, Inc.	4,686,540
68,500	Garmin Ltd.	2,300,230
23,200	Mohawk Industries, Inc.*	1,302,912
86,900	Newell Rubbermaid, Inc.	1,447,754

179,400	Nike, Inc.-Class B	12,984,972
16,500	Polo Ralph Lauren Corp.	1,433,190
27,400	Stanley Black & Decker, Inc.	1,528,646
21,000	Tupperware Corp.	892,290
45,300	VF Corp.	3,503,955
31,500	Whirlpool Corp.	3,289,860
	Total Consumer Durables & Apparel	33,370,349

	Consumer Services — 1.8%
80,100	Apollo Group, Inc.-Class A*	4,258,116
21,410	ITT Educational Services, Inc.*	2,161,125
80,300	Las Vegas Sands Corp.*	1,885,444
231,300	McDonald’s Corp.	15,467,031
131,300	MGM Mirage*	1,635,998
73,300	Royal Caribbean Cruises Ltd.*	2,125,700
90,200	Service Corp. International	770,308
40,300	Starwood Hotels & Resorts Worldwide, Inc.	1,863,875
4,630	Strayer Education, Inc.	1,111,200
32,700	Weight Watchers International, Inc.	896,634
98,100	Wyndham Worldwide Corp.	2,315,160
	Total Consumer Services	34,490,591

	Diversified Financials — 3.3%
132,900	American Express Co.	5,298,723
50,900	AmeriCredit Corp.*	1,100,458
74,000	Ameriprise Financial, Inc.	2,944,460
2,230,500	Bank of America Corp.	35,108,070
64,000	Capital One Financial Corp.	2,643,200
113,300	CIT Group, Inc.*	4,168,307
30,730	Franklin Resources, Inc.	3,014,306
38,620	Goldman Sachs Group (The), Inc.	5,571,321
285,700	SLM Corp.*	3,174,127
15,200	Towers Watson & Co.-Class A	699,200
12,613	World Acceptance Corp.*	450,662
	Total Diversified Financials	64,172,834

	Energy — 4.6%
6,100	Anadarko Petroleum Corp.	319,213
183,400	Chevron Corp.	13,547,758
376,068	ConocoPhillips	19,502,886
455,200	Exxon Mobil Corp.	27,521,392
84,900	Marathon Oil Corp.	2,639,541
67,500	Nabors Industries Ltd.*	1,284,525
75,100	National Oilwell Varco, Inc.	2,863,563
147,300	Occidental Petroleum Corp.	12,153,723
22,400	Oil States International, Inc.*	874,496
26,000	Pioneer Natural Resources Co.	1,656,200
6,800	Pride International, Inc.*	168,436
52,500	Rowan Cos, Inc.*	1,299,900
15,800	Schlumberger Ltd.	887,170
36,700	Sunoco, Inc.	1,096,229
7,900	Teekay Corp.	199,317
15,100	Tesoro Corp.	176,670
120,400	Valero Energy Corp.	2,249,072
	Total Energy	88,440,091

	Food & Staples Retailing — 5.4%
48,800	Costco Wholesale Corp.	2,842,600
92,100	CVS Caremark Corp.	3,189,423

112,100	Kroger Co. (The)	2,256,573
76,625	Supervalu, Inc.	1,032,139
224,500	Sysco Corp.	6,692,345
452,800	Walgreen Co.	14,507,712
1,457,500	Wal—Mart Stores, Inc.	73,691,200
	Total Food & Staples Retailing	104,211,992

	Food, Beverage & Tobacco — 7.6%
992,400	Altria Group, Inc.	20,135,796
46,100	Brown-Forman Corp.-Class B	2,556,706
69,900	Campbell Soup Co.	2,503,119
153,400	Coca-Cola Enterprises, Inc.	4,003,740
780,900	Coca—Cola Co. (The)	40,138,260
108,800	General Mills, Inc.	7,749,824
5,400	Green Mountain Coffee Roasters, Inc.*	127,710
42,000	Hansen Natural Corp.*	1,640,100
77,200	Hershey Co. (The)	3,612,960
39,800	Hormel Foods Corp.	1,584,040
130,000	Kellogg Co.	6,945,900
53,300	Lorillard, Inc.	3,810,417
40,700	McCormick & Co., Inc. (Non Voting)	1,569,799
42,700	Mead Johnson Nutrition Co.	2,105,964
603,975	PepsiCo, Inc.	37,983,988
100,067	Philip Morris International, Inc.	4,414,956
64,500	Reynolds American, Inc.	3,363,030
177,800	Sara Lee Corp.	2,519,426
46,900	Smithfield Foods, Inc.*	808,556
	Total Food, Beverage & Tobacco	147,574,291

	Health Care Equipment & Services — 8.7%
111,700	Aetna, Inc.	3,257,172
5,500	AMERIGROUP Corp.*	197,560
194,700	AmerisourceBergen Corp.	6,090,216
240,400	Baxter International, Inc.	10,152,092
101,200	Becton, Dickinson & Co.	7,215,560
29,600	C.R. Bard, Inc.	2,396,712
181,100	Cardinal Health, Inc.	6,246,139
4,700	Catalyst Health Solutions, Inc.*	179,963
21,600	Cerner Corp.*	1,808,136
92,800	Cigna Corp.	3,106,016
83,800	Coventry Health Care, Inc.*	1,734,660
45,500	DENTSPLY International, Inc.	1,475,565
36,360	Edwards Lifesciences Corp.*	1,837,271
54,700	Express Scripts, Inc.*	5,502,820
15,800	Gen-Probe, Inc.*	694,568
3,400	Haemonetics Corp.*	183,396
63,200	Health Net, Inc.*	1,557,880
30,200	Henry Schein, Inc.*	1,703,582
90,800	Humana, Inc.*	4,181,340
30,700	Idexx Laboratories, Inc.*	1,941,468
7,090	Intuitive Surgical, Inc.*	2,288,439
49,700	Kinetic Concepts, Inc.*	2,057,580
50,000	Laboratory Corp. of America Holdings*	3,780,500
110,300	McKesson Corp.	7,721,000
20,500	Mednax, Inc.*	1,159,275
553,200	Medtronic, Inc.	21,674,376
30,300	Omnicare, Inc.	760,833
48,300	Patterson Cos., Inc.	1,434,993
3,700	Quality Systems, Inc.	218,448

57,900	Quest Diagnostics, Inc.	3,054,225
25,200	ResMed, Inc.*	1,584,828
180,500	Stryker Corp.	9,571,915
110,400	St Jude Medical, Inc.*	4,122,336
863,172	UnitedHealth Group, Inc.	25,092,410
58,400	Varian Medical Systems, Inc.*	2,925,256
30,100	VCA Antech, Inc.*	784,406
215,700	WellPoint, Inc.*	11,065,410
133,800	Zimmer Holdings, Inc.*	7,483,434
	Total Health Care Equipment & Services	168,241,780

	Household & Personal Products — 4.7%
107,300	Avon Products, Inc.	2,842,377
21,700	Church & Dwight Co., Inc.	1,428,077
49,500	Clorox Co.	3,109,590
180,400	Colgate—Palmolive Co.	14,087,436
52,900	Estee Lauder Cos. (The), Inc.-Class A	3,082,483
26,600	Herbalife Ltd.	1,200,990
93,300	Kimberly—Clark Corp.	5,663,310
6,600	Nu Skin Enterprises, Inc.-Class A	189,816
976,300	Procter & Gamble Co. (The)	59,642,167
	Total Household & Personal Products	91,246,246

	Insurance — 2.4%
110,300	AFLAC Inc.	4,886,290
20,900	Allied World Assurance Co. Holdings Ltd.	938,619
142,400	Allstate Corp. (The)	4,361,712
33,500	American International Group, Inc.*	1,185,230
30,200	Aspen Insurance Holdings Ltd.	762,852
32,100	Assurant, Inc.	1,113,870
42,400	Brown & Brown, Inc.	831,040
32,400	Endurance Specialty Holdings Ltd.	1,202,040
222,900	Genworth Financial, Inc.-Class A*	3,475,011
194,300	Hartford Financial Services Group (The), Inc.	4,871,101
88,100	Lincoln National Corp.	2,331,126
5,300	Platinum Underwriters Holdings Ltd.	195,093
139,800	Prudential Financial, Inc.	8,067,858
23,900	Torchmark Corp.	1,231,567
27,700	Transatlantic Holdings, Inc.	1,302,731
115,000	Travelers Cos. (The), Inc.	5,689,050
60,800	Unum Group	1,404,480
37,400	Validus Holdings Ltd.	918,544
89,400	XL Capital Ltd.-Class A	1,574,334
	Total Insurance	46,342,548

	Materials — 2.5%
160,600	Alcoa, Inc.	1,869,384
26,500	Ashland, Inc.	1,420,665
24,300	Barrick Gold Corp.	1,022,544
27,900	Cliffs Natural Resources, Inc.	1,558,494
13,300	Commercial Metals Co.	207,081
28,700	Domtar Corp.*	1,756,440
411,900	Dow Chemical Co. (The)	11,084,229
48,500	Ecolab, Inc.	2,290,655
71,700	Freeport—McMoRan Copper & Gold, Inc.	5,022,585
181,600	Huntsman Corp.	1,812,368
128,400	International Paper Co.	2,982,732
21,100	Lubrizol Corp.	1,868,827
32,200	Reliance Steel & Aluminum Co.	1,478,302

110,722	Schweitzer-Mauduit International, Inc.	6,111,854
27,700	Sigma—Aldrich Corp.	1,475,856
104,600	Southern Copper Corp.	3,083,608
52,260	United States Steel Corp.	2,467,195
	Total Materials	47,512,819

	Media — 2.7%
507,100	CBS Corp.-Class B (Non Voting)	7,383,376
110,400	Clear Channel Outdoor Holdings, Inc.-Class A*	1,028,928
141,900	Gannett Co., Inc.	2,205,126
26,400	Liberty Media Corp. Capital-Class A*	1,110,384
398,400	Liberty Media Corp.-Interactive-Class A*	5,167,248
91,409	Liberty Media Corp.-Starz-Class A*	4,782,519
111,900	McGraw-Hill Cos. (The), Inc.	3,110,820
509,600	News Corp.-Class A	6,726,720
291,400	Time Warner, Inc.	9,030,486
189,200	Viacom, Inc.-Class B*	6,359,012
101,800	Virgin Media, Inc.	1,645,088
134,900	Walt Disney Co. (The)	4,508,358
	Total Media	53,058,065

	Pharmaceuticals, Biotechnology & Life Sciences — 17.7%
622,000	Abbott Laboratories	29,582,320
129,900	Allergan, Inc.	7,818,681
387,900	Amgen, Inc.*	20,085,462
62,300	Biogen Idec, Inc.*	2,954,889
649,700	Bristol—Myers Squibb Co.	15,079,537
19,000	Covance, Inc.*	1,002,440
716,800	Eli Lilly & Co.	23,503,872
98,200	Endo Pharmaceuticals Holdings, Inc.*	2,056,308
285,300	Forest Laboratories, Inc.*	7,383,564
301,700	Gilead Sciences, Inc.*	10,837,064
1,003,900	Johnson & Johnson	58,527,370
1,909,985	Merck & Co., Inc.	64,347,395
13,890	Mettler-Toledo International, Inc.*	1,590,822
101,200	Mylan, Inc.*	1,967,328
5,844,236	Pfizer, Inc.	89,007,714
38,300	Pharmaceutical Product Development, Inc.	1,027,972
11,900	Techne Corp.	720,545
50,300	Thermo Fisher Scientific, Inc.*	2,618,618
38,400	Waters Corp.*	2,628,096
	Total Pharmaceuticals, Biotechnology & Life Sciences	342,739,997

	Real Estate — 0.4%
67,200	Forest City Enterprises, Inc.-Class A*	891,072
113,800	Host Hotels & Resorts, Inc. REIT	1,622,788
35,400	Simon Property Group, Inc. REIT	3,010,062
22,400	SL Green Realty Corp. REIT	1,395,296
	Total Real Estate	6,919,218

	Retailing — 2.3%
29,100	Abercrombie & Fitch Co.-Class A	1,042,653
37,600	Advance Auto Parts, Inc.	1,946,176
119,100	Aeropostale, Inc.*	3,300,261
79,800	AutoNation, Inc.*	1,598,394
25,560	AutoZone, Inc.*	4,878,893
66,500	Best Buy Co., Inc.	2,809,625
24,900	Guess?, Inc.	945,951
122,300	Limited Brands, Inc.	3,040,378

172,100	Macy’s, Inc.	3,822,341
65,200	Nordstrom, Inc.	2,588,440
28,900	Office Depot, Inc.*	167,620
7,980	Priceline.com Inc.*	1,525,457
42,400	RadioShack Corp.	866,656
69,050	Sears Holdings Corp.*	6,080,543
76,100	Target Corp.	4,149,733
27,200	Tiffany & Co.	1,235,696
105,900	TJX Cos. (The), Inc.	4,814,214
	Total Retailing	44,813,031

	Software & Services — 16.5%
162,300	Adobe Systems, Inc.*	5,206,584
90,800	AMDOCS Ltd.*	2,587,800
109,400	Automatic Data Processing, Inc.	4,472,272
163,100	Cognizant Technology Solutions Corp.-Class A*	8,161,524
42,400	Computer Sciences Corp.*	2,119,576
973,100	eBay, Inc.*	20,834,071
19,500	Factset Research Systems, Inc.	1,326,975
45,200	Global Payments, Inc.	1,906,988
145,680	Google, Inc.-Class A*	70,681,023
102,493	International Business Machines Corp.	12,838,273
104,700	Intuit, Inc.*	3,741,978
9,600	Mantech International Corp.-Class A*	443,808
28,634	MasterCard, Inc.-Class A	5,777,482
40,000	McAfee, Inc.*	1,272,000
26,900	Micros Systems, Inc.*	919,980
3,851,300	Microsoft Corp.	99,363,540
35,200	NeuStar, Inc.*	752,928
392,700	Novell, Inc.*	2,289,441
2,608,330	Oracle Corp.	58,870,008
120,400	Paychex, Inc.	3,436,216
16,200	Quest Software, Inc.*	313,551
23,000	Salesforce.com, Inc.*	1,990,190
4,100	Sohu.com, Inc.*	181,220
304,600	Symantec Corp.*	4,316,182
5,300	Syntel, Inc.	177,232
78,500	Total System Services, Inc.	1,146,100
52,000	VMware, Inc.*	3,442,920
	Total Software & Services	318,569,862

	Technology Hardware & Equipment — 7.8%
77,300	Agilent Technologies, Inc.*	2,501,428
177,510	Apple, Inc.*	45,648,472
1,211,500	Cisco Systems, Inc.*	28,058,340
615,006	Dell, Inc.*	8,198,030
25,200	Dolby Laboratories, Inc.-Class A*	1,663,452
21,900	F5 Networks, Inc.*	1,540,227
45,200	Harris Corp.	2,120,332
329,300	Hewlett-Packard Co.	15,151,093
59,400	Ingram Micro, Inc.-Class A*	1,007,424
63,700	Jabil Circuit, Inc.	872,053
26,500	Lexmark International, Inc.*	995,075
825,100	Qualcomm, Inc.	29,340,556
236,200	Seagate Technology*	3,628,032
22,700	Tech Data Corp.*	922,755
118,000	Western Digital Corp.*	4,107,580
491,000	Xerox Corp.	4,571,210
	Total Technology Hardware & Equipment	150,326,059

	Telecommunication Services — 0.5%
56,300	Crown Castle International Corp.*	2,084,789
46,400	NII Holdings, Inc.*	1,692,208
35,800	Telephone & Data Systems, Inc.	1,177,104
162,322	Verizon Communications, Inc.	4,467,101
	Total Telecommunication Services	9,421,202

	Transportation — 0.3%
57,200	CH Robinson Worldwide, Inc.	3,323,892
45,100	CSX Corp.	2,356,475
107,700	Hertz Global Holdings, Inc.*	1,223,472
	Total Transportation	6,903,839

	TOTAL COMMON STOCKS (COST $1,924,624,176)	1,905,624,242

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.2%

	Money Market Funds — 0.8%
15,547,401	State Street Institutional Treasury Money Market Fund-Institutional Class	15,547,401

	Other Short-Term Investments — 0.4%
7,000,000	U.S. Treasury Bill, 0.17%, due 10/07/10 (a)	6,995,842

	TOTAL SHORT-TERM INVESTMENTS (COST $22,541,415)	22,543,243

	TOTAL INVESTMENTS — 99.7% (Cost $1,947,165,591)	1,928,167,485

	Other Assets and Liabilities (net) — 0.3%	5,404,316

	TOTAL NET ASSETS — 100.0%	$1,933,571,801

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,008,975,906	$84,898,974	$(165,707,395)	$(80,808,421)

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*                      Non-income producing security.

(a)               Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$1,905,624,242	$—	$—	$1,905,624,242
Short-Term Investments	22,543,243	—	—	22,543,243
Total Investments	1,928,167,485	—	—	1,928,167,485
Total	$1,928,167,485	$—	$—	$1,928,167,485

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended May 31, 2010:

Futures Contracts
Average amount outstanding	$19,755,768

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,242,414	GMO Quality Fund, Class VI	57,877,098
5,630,673	GMO U.S. Core Equity Fund, Class VI	57,432,863
92,167	GMO U.S. Small/Mid Cap Growth Fund, Class III	1,079,271
175,621	GMO U.S. Small/Mid Cap Value Fund, Class III	1,201,248
	TOTAL MUTUAL FUNDS (COST $129,723,259)	117,590,480

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

27,465	State Street Eurodollar Time Deposit, 0.01%, due 06/01/10	27,465
	TOTAL SHORT-TERM INVESTMENTS (COST $27,465)	27,465

	TOTAL INVESTMENTS — 100.0% (Cost $129,750,724)	117,617,945

	Other Assets and Liabilities (net) — (0.0%)	(25,169)

	TOTAL NET ASSETS — 100.0%	$117,592,776

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$134,083,926	$—	$(16,465,981)	$(16,465,981)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Quality Fund, Class VI	$63,773,409	$1,356,889	$3,710,239	$323,059	$—	$57,877,098
GMO U.S. Core Equity Fund, Class VI	62,497,103	225,915	3,605,443	225,915	—	57,432,863
GMO U.S. Small/Mid Cap Growth Fund, Class III	1,080,728	581	60,426	581	—	1,079,271
GMO U.S. Small/Mid Cap Value Fund, Class III	1,202,569	2,155	68,112	2,155	—	1,201,248
Totals	$128,553,809	$1,585,540	$7,444,220	$551,710	$—	$117,590,480

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 6.20% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$117,590,480	$—	$—	$117,590,480
Short-Term Investments	27,465	—	—	27,465
Total Investments	117,617,945	—	—	117,617,945
Total	$117,617,945	$—	$—	$117,617,945

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying funds’ investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extend than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. An underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-saving profits.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by underlying funds), Credit and Counterparty Risk (risk of default of an underlying fund’s derivatives counterparty or a borrower of an underlying fund’s securities), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested insecurities of companies in a broader range of industries), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%

	Banks — 0.1%
94	Wells Fargo & Co.	2,697

	Capital Goods — 4.4%
386	3M Co.	30,613
31	Danaher Corp.	2,461
37	Flowserve Corp.	3,519
162	Goodrich Corp.	11,243
57	Lockheed Martin Corp.	4,555
31	Pall Corp.	1,055
21	Precision Castparts Corp.	2,451
31	Raytheon Co.	1,625
26	Rockwell Collins, Inc.	1,517
136	TransDigm Group, Inc.	7,175
15	Tyco International Ltd.	543
350	United Technologies Corp.	23,583
	Total Capital Goods	90,340

	Commercial & Professional Services — 0.0%
21	Verisk Analytics, Inc.-Class A*	635

	Consumer Durables & Apparel — 0.5%
136	Nike, Inc.-Class B	9,844

	Consumer Services — 4.7%
360	Apollo Group, Inc.-Class A*	19,138
21	Carnival Corp.	761
172	Las Vegas Sands Corp.*	4,039
866	McDonald’s Corp.	57,909
21	Strayer Education, Inc.	5,040
219	Yum! Brands, Inc.	8,968
	Total Consumer Services	95,855

	Diversified Financials — 0.5%
5	BlackRock, Inc.	839
21	Capital One Financial Corp.	867
172	Charles Schwab Corp. (The)	2,811
5	Franklin Resources, Inc.	491
73	MSCI, Inc.-Class A*	2,165
26	State Street Corp.	992
99	TD Ameritrade Holding Corp.*	1,755
	Total Diversified Financials	9,920

	Energy — 1.5%
444	Exxon Mobil Corp.	26,844
125	PetroHawk Energy Corp.*	2,404
5	Range Resources Corp.	225
47	Southwestern Energy Co.*	1,767
	Total Energy	31,240

	Food & Staples Retailing — 6.3%
219	Costco Wholesale Corp.	12,757
365	CVS Caremark Corp.	12,640
162	Kroger Co. (The)	3,261
548	Sysco Corp.	16,336

678	Walgreen Co.	21,723
1,237	Wal—Mart Stores, Inc.	62,543
	Total Food & Staples Retailing	129,260

	Food, Beverage & Tobacco — 15.9%
1,179	Altria Group, Inc.	23,922
157	Brown-Forman Corp.-Class B	8,707
230	Campbell Soup Co.	8,236
57	Coca-Cola Enterprises, Inc.	1,488
1,065	Coca—Cola Co. (The)	54,741
266	Flowers Foods, Inc.	6,573
188	General Mills, Inc.	13,391
330	Green Mountain Coffee Roasters, Inc.*	7,804
219	Hansen Natural Corp.*	8,552
204	Hershey Co. (The)	9,547
172	HJ Heinz Co.	7,599
167	Hormel Foods Corp.	6,647
245	Kellogg Co.	13,090
73	Kraft Foods, Inc.-Class A	2,088
297	Lorillard, Inc.	21,233
261	McCormick & Co., Inc. (Non Voting)	10,067
219	Mead Johnson Nutrition Co.	10,801
1,198	PepsiCo, Inc.	75,342
813	Philip Morris International, Inc.	35,870
	Total Food, Beverage & Tobacco	325,698

	Health Care Equipment & Services — 4.3%
10	Aetna, Inc.	292
438	Baxter International, Inc.	18,497
78	Beckman Coulter, Inc.	4,480
21	Community Health Systems, Inc.*	819
89	DaVita, Inc.*	5,645
177	Express Scripts, Inc.*	17,806
136	Health Management Associates, Inc. -Class A*	1,265
47	Henry Schein, Inc.*	2,651
37	Laboratory Corp. of America Holdings*	2,798
37	Lincare Holdings, Inc.*	1,732
663	Medtronic, Inc.	25,976
47	Quest Diagnostics, Inc.	2,479
89	St Jude Medical, Inc.*	3,323
5	WellPoint, Inc.*	257
	Total Health Care Equipment & Services	88,020

	Household & Personal Products — 7.3%
240	Avon Products, Inc.	6,358
162	Church & Dwight Co., Inc.	10,661
214	Clorox Co.	13,444
344	Colgate—Palmolive Co.	26,863
183	Estee Lauder Cos. (The), Inc.-Class A	10,663
16	Herbalife Ltd.	722
219	Kimberly—Clark Corp.	13,293
73	NBTY, Inc.*	2,500
1,075	Procter & Gamble Co. (The)	65,672
	Total Household & Personal Products	150,176

	Materials — 1.2%
31	Freeport—McMoRan Copper & Gold, Inc.	2,172
365	Monsanto Co.	18,567
21	Owens-Illinois, Inc.*	637

52	Pactiv Corp.*	1,486
16	Sherwin-Williams Co. (The)	1,226
	Total Materials	24,088

	Media — 0.7%
339	DirectTV Group (The), Inc. -Class A*	12,777
47	Omnicom Group, Inc.	1,784
	Total Media	14,561

	Pharmaceuticals, Biotechnology & Life Sciences — 12.0%
908	Abbott Laboratories	43,185
621	Amgen, Inc.*	32,155
715	Bristol—Myers Squibb Co.	16,595
543	Eli Lilly & Co.	17,805
595	Gilead Sciences, Inc.*	21,372
99	Illumina, Inc.*	4,162
1,251	Johnson & Johnson	72,933
901	Merck & Co., Inc.	30,355
73	Millipore Corp.*	7,753
16	Pharmaceutical Product Development, Inc.	430
	Total Pharmaceuticals, Biotechnology & Life Sciences	246,745

	Retailing — 2.4%
89	Amazon.com Inc.*	11,166
14	AutoZone, Inc.*	2,672
42	Dick’s Sporting Goods, Inc.*	1,197
120	Dollar General Corp.*	3,628
78	Dollar Tree, Inc.*	4,882
89	Expedia, Inc.	1,919
89	Family Dollar Stores, Inc.	3,626
120	Gap (The), Inc.	2,616
31	Home Depot, Inc.	1,050
16	Netflix, Inc.*	1,778
26	Priceline.com Inc.*	4,970
120	Staples, Inc.	2,582
94	Target Corp.	5,126
63	Urban Outfitters, Inc.*	2,287
	Total Retailing	49,499

	Semiconductors & Semiconductor Equipment — 1.4%
1,028	Intel Corp.	22,020
172	Marvell Technology Group Ltd*	3,265
37	Maxim Integrated Products, Inc.	657
73	MEMC Electronic Materials, Inc.*	828
47	Texas Instruments, Inc.	1,148
	Total Semiconductors & Semiconductor Equipment	27,918

	Software & Services — 19.2%
219	Autodesk, Inc.*	6,408
120	Citrix Systems, Inc.*	5,233
26	eBay, Inc.*	557
120	Equinix, Inc.*	11,041
21	Fidelity National Information Services, Inc.	578
136	Google, Inc.-Class A*	65,984
94	IAC/InterActiveCorp*	2,205
519	International Business Machines Corp.	65,010
37	Lender Processing Services, Inc.	1,256
141	MasterCard, Inc.-Class A	28,450

3,611	Microsoft Corp.	93,164
2,385	Oracle Corp.	53,829
31	Rovi Corp.*	1,157
31	Salesforce.com, Inc.*	2,682
605	Visa, Inc.-Class A	43,838
579	Western Union Co.	9,241
240	Yahoo!, Inc.*	3,682
	Total Software & Services	394,315

	Technology Hardware & Equipment — 14.8%
485	Apple, Inc.*	124,722
438	Brocade Communications Systems, Inc.*	2,387
2,661	Cisco Systems, Inc.*	61,629
177	Corning, Inc.	3,085
16	EMC Corp.*	298
136	FLIR Systems, Inc.*	3,875
960	Hewlett-Packard Co.	44,170
31	Itron, Inc.*	2,066
120	Juniper Networks, Inc.*	3,194
1,550	Qualcomm, Inc.	55,118
136	Teradata Corp.*	4,344
	Total Technology Hardware & Equipment	304,888

	Telecommunication Services — 0.2%
26	American Tower Corp.-Class A*	1,054
83	Crown Castle International Corp.*	3,073
31	SBA Communications Corp.-Class A*	1,024
	Total Telecommunication Services	5,151

	Transportation — 0.5%
10	Union Pacific Corp.	715
141	United Parcel Service, Inc.-Class B	8,849
	Total Transportation	9,564

	Utilities — 0.0%
16	Allegheny Energy, Inc.	327
	TOTAL COMMON STOCKS (COST $2,093,851)	2,010,741

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.5%

	Money Market Funds — 4.5%
92,016	State Street Institutional Treasury Money Market Fund-Institutional Class	92,016

	TOTAL SHORT-TERM INVESTMENTS (COST $92,016)	92,016

	TOTAL INVESTMENTS — 102.4% (Cost $2,185,867)	2,102,757

	Other Assets and Liabilities (net) — (2.4%)	(49,742)

	TOTAL NET ASSETS — 100.0%	$2,053,015

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,233,644	$52,929	$(183,816)	$(130,887)

Notes to Schedule of Investments:

*       Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$2,010,741	$—	$—	$2,010,741
Short-Term Investments	92,016	—	—	92,016
Total Investments	2,102,757	—	—	2,102,757
Total	$2,102,757	$—	$—	$2,102,757

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended May 31, 2010:

Futures Contracts
Average amount outstanding	$367,875

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.8%

	Automobiles & Components — 0.6%
200	Autoliv, Inc.*	9,500
300	Harley-Davidson, Inc.	9,063
700	Johnson Controls, Inc.	19,971
	Total Automobiles & Components	38,534

	Banks — 0.6%
200	BB&T Corp.	6,048
100	Comerica, Inc.	3,810
100	M&T Bank Corp.	7,924
300	PNC Financial Services Group, Inc.	18,825
500	TFS Financial Corp.	6,620
	Total Banks	43,227

	Capital Goods — 4.3%
400	3M Co.	31,724
200	BE Aerospace, Inc.*	5,424
100	Boeing Co.	6,418
400	Caterpillar, Inc.	24,304
200	Cummins, Inc.	13,596
100	Eaton Corp.	6,995
100	Gardner Denver, Inc.	4,554
1,500	General Electric Co.	24,525
1,000	General Dynamics Corp.	67,900
200	Illinois Tool Works, Inc.	9,286
300	KBR, Inc.	6,594
200	L-3 Communications Holdings, Inc.	16,526
800	Masco Corp.	10,680
100	Northrop Grumman Corp.	6,049
100	Oshkosh Corp.*	3,553
60	Precision Castparts Corp.	7,002
100	Rockwell Automation, Inc.	5,343
200	Terex Corp.*	4,352
300	Textron, Inc.	6,201
400	United Technologies Corp.	26,952
200	WESCO International, Inc.*	7,480
	Total Capital Goods	295,458

	Commercial & Professional Services — 0.5%
200	Copart, Inc.*	7,180
200	Manpower, Inc.	9,142
200	Pitney Bowes, Inc.	4,528
800	RR Donnelley & Sons Co.	15,328
	Total Commercial & Professional Services	36,178

	Consumer Durables & Apparel — 1.3%
600	Coach, Inc.	24,666
200	Fossil, Inc.*	7,500
200	Garmin Ltd.	6,716
100	Harman International Industries, Inc.*	3,230
200	Jarden Corp.	5,822
200	Jones Apparel Group, Inc.	3,928
100	Mohawk Industries, Inc.*	5,616
400	Newell Rubbermaid, Inc.	6,664
100	Phillips-Van Heusen Corp.	5,473

200	Whirlpool Corp.	20,888
	Total Consumer Durables & Apparel	90,503

	Consumer Services — 0.7%
200	Apollo Group, Inc.-Class A*	10,632
300	Brinker International, Inc.	5,334
50	ITT Educational Services, Inc.*	5,047
200	McDonald’s Corp.	13,374
200	Starwood Hotels & Resorts Worldwide, Inc.	9,250
200	Wyndham Worldwide Corp.	4,720
	Total Consumer Services	48,357

	Diversified Financials — 5.9%
1,900	American Express Co.	75,753
200	AmeriCredit Corp.*	4,324
200	Ameriprise Financial, Inc.	7,958
8,000	Bank of America Corp.	125,920
100	BlackRock, Inc.	16,788
300	Capital One Financial Corp.	12,390
400	Discover Financial Services	5,380
320	Franklin Resources, Inc.	31,389
550	Goldman Sachs Group (The), Inc.	79,343
400	Invesco Ltd.	7,424
200	Legg Mason, Inc.	5,944
700	Morgan Stanley	18,977
200	State Street Corp.	7,634
	Total Diversified Financials	399,224

	Energy — 14.2%
100	Arch Coal, Inc.	2,155
100	Atwood Oceanics, Inc.*	2,715
200	Baker Hughes, Inc.	7,628
400	Chesapeake Energy Corp.	8,936
1,500	Chevron Corp.	110,805
100	Cimarex Energy Co.	7,348
4,229	ConocoPhillips	219,316
7,000	Exxon Mobil Corp.	423,220
600	Halliburton Co.	14,898
600	Marathon Oil Corp.	18,654
500	Nabors Industries Ltd.*	9,515
400	National Oilwell Varco, Inc.	15,252
200	Newfield Exploration Co.*	10,412
200	Occidental Petroleum Corp.	16,502
100	Oil States International, Inc.*	3,904
500	Patterson-UTI Energy, Inc.	7,015
100	Peabody Energy Corp.	3,896
200	Pioneer Natural Resources Co.	12,740
200	Rowan Cos, Inc.*	4,952
130	Schlumberger Ltd.	7,299
300	Sunoco, Inc.	8,961
400	Tesoro Corp.	4,680
200	Unit Corp.*	8,178
1,500	Valero Energy Corp.	28,020
300	Williams Cos., Inc.	5,925
200	World Fuel Services Corp.	5,206
	Total Energy	968,132

	Food & Staples Retailing — 3.6%
200	CVS Caremark Corp.	6,926

300	Kroger Co. (The)	6,039
200	Safeway, Inc.	4,428
775	Supervalu, Inc.	10,439
2,800	Walgreen Co.	89,712
2,400	Wal—Mart Stores, Inc.	121,344
200	Whole Foods Market, Inc.*	8,086
	Total Food & Staples Retailing	246,974

	Food, Beverage & Tobacco — 4.4%
1,700	Altria Group, Inc.	34,493
400	Archer-Daniels-Midland Co.	10,108
100	Bunge Ltd.	4,876
200	Coca-Cola Enterprises, Inc.	5,220
2,000	Coca—Cola Co. (The)	102,800
100	General Mills, Inc.	7,123
107	Kraft Foods, Inc.-Class A	3,060
1,097	PepsiCo, Inc.	68,990
1,400	Philip Morris International, Inc.	61,768
224	Tyson Foods, Inc.-Class A	3,938
	Total Food, Beverage & Tobacco	302,376

	Health Care Equipment & Services — 11.1%
800	Aetna, Inc.	23,328
1,400	AmerisourceBergen Corp.	43,792
1,500	Cardinal Health, Inc.	51,735
800	Cigna Corp.	26,776
100	Community Health Systems, Inc.*	3,898
600	Coventry Health Care, Inc.*	12,420
100	DaVita, Inc.*	6,343
250	Express Scripts, Inc.*	25,150
400	Health Net, Inc.*	9,860
500	Humana, Inc.*	23,025
100	Kinetic Concepts, Inc.*	4,140
100	LifePoint Hospitals, Inc.*	3,549
1,300	McKesson Corp.	91,000
1,100	Medtronic, Inc.	43,098
100	Omnicare, Inc.	2,511
200	Patterson Cos., Inc.	5,942
100	Quest Diagnostics, Inc.	5,275
300	Stryker Corp.	15,909
6,467	UnitedHealth Group, Inc.	187,996
2,300	WellPoint, Inc.*	117,990
1,000	Zimmer Holdings, Inc.*	55,930
	Total Health Care Equipment & Services	759,667

	Household & Personal Products — 2.0%
700	Colgate—Palmolive Co.	54,663
100	Kimberly—Clark Corp.	6,070
200	NBTY, Inc.*	6,848
1,100	Procter & Gamble Co. (The)	67,199
	Total Household & Personal Products	134,780

	Insurance — 5.1%
400	AFLAC Inc.	17,720
100	Allied World Assurance Co. Holdings Ltd.	4,491
1,200	Allstate Corp. (The)	36,756
400	American Financial Group, Inc.	11,160
100	Arch Capital Group Ltd.*	7,352
200	Assurant, Inc.	6,940

200	Axis Capital Holdings Ltd.	6,080
300	Brown & Brown, Inc.	5,880
500	Chubb Corp.	25,120
300	CNA Financial Corp.*	7,824
200	Endurance Specialty Holdings Ltd.	7,420
100	Everest Re Group Ltd.	7,268
200	Hartford Financial Services Group (The), Inc.	5,014
400	HCC Insurance Holdings, Inc.	10,028
300	Lincoln National Corp.	7,938
500	MetLife, Inc.	20,245
575	Old Republic International Corp.	7,970
100	PartnerRe Ltd.	7,295
200	Progressive Corp. (The)	3,918
200	Protective Life Corp.	4,304
300	Prudential Financial, Inc.	17,313
200	Reinsurance Group of America, Inc.	9,394
100	RenaissanceRe Holdings Ltd.	5,406
100	StanCorp Financial Group, Inc.	4,279
200	Torchmark Corp.	10,306
100	Transatlantic Holdings, Inc.	4,703
1,100	Travelers Cos. (The), Inc.	54,417
300	Unum Group	6,930
700	W.R. Berkley Corp.	19,082
300	XL Capital Ltd.-Class A	5,283
	Total Insurance	347,836

	Materials — 3.0%
1,600	Alcoa, Inc.	18,624
100	Allegheny Technologies, Inc.	5,468
200	Ashland, Inc.	10,722
2,200	Dow Chemical Co. (The)	59,202
200	E.I. du Pont de Nemours & Co.	7,234
100	Eastman Chemical Co.	6,039
400	Freeport—McMoRan Copper & Gold, Inc.	28,020
500	Huntsman Corp.	4,990
600	International Paper Co.	13,938
100	Lubrizol Corp.	8,857
200	MeadWestvaco Corp.	4,780
200	Reliance Steel & Aluminum Co.	9,182
400	Southern Copper Corp.	11,792
120	United States Steel Corp.	5,665
200	Valspar Corp.	6,274
	Total Materials	200,787

	Media — 2.6%
1,600	CBS Corp.-Class B (Non Voting)	23,296
200	Discovery Communications, Inc.*	7,532
100	DreamWorks Animation SKG, Inc.-Class A*	2,969
700	Gannett Co., Inc.	10,878
900	Liberty Media Corp.-Interactive-Class A*	11,673
200	Meredith Corp.	6,718
3,100	News Corp.-Class A	40,920
200	Omnicom Group, Inc.	7,590
200	Time Warner, Inc.	6,198
700	Viacom, Inc.-Class B*	23,527
700	Virgin Media, Inc.	11,312
800	Walt Disney Co. (The)	26,736
	Total Media	179,349

	Pharmaceuticals, Biotechnology & Life Sciences — 12.1%
1,000	Abbott Laboratories	47,560
100	Allergan, Inc.	6,019
1,200	Amgen, Inc.*	62,136
600	Biogen Idec, Inc.*	28,458
200	Bristol—Myers Squibb Co.	4,642
1,700	Eli Lilly & Co.	55,743
300	Endo Pharmaceuticals Holdings, Inc.*	6,282
1,500	Forest Laboratories, Inc.*	38,820
400	Gilead Sciences, Inc.*	14,368
3,100	Johnson & Johnson	180,730
600	King Pharmaceuticals, Inc.*	5,202
100	Life Technologies Corp.*	5,006
1,900	Merck & Co., Inc.	64,011
400	Mylan, Inc.*	7,776
19,676	Pfizer, Inc.	299,666
	Total Pharmaceuticals, Biotechnology & Life Sciences	826,419

	Real Estate — 0.8%
50	AvalonBay Communities, Inc. REIT	4,903
100	Boston Properties, Inc. REIT	7,668
200	Equity Residential REIT	9,026
200	Simon Property Group, Inc. REIT	17,006
200	Vornado Realty Trust REIT	15,536
	Total Real Estate	54,139

	Retailing — 2.6%
300	Abercrombie & Fitch Co.-Class A	10,749
100	Advance Auto Parts, Inc.	5,176
150	Aeropostale, Inc.*	4,157
400	American Eagle Outfitters, Inc.	5,240
100	AnnTaylor Stores Corp.*	2,165
400	AutoNation, Inc.*	8,012
30	AutoZone, Inc.*	5,726
100	Bed Bath & Beyond, Inc.*	4,487
200	Best Buy Co., Inc.	8,450
300	CarMax, Inc.*	6,519
400	Chico’s FAS, Inc.	4,892
400	Expedia, Inc.	8,624
300	Gap (The), Inc.	6,540
100	Guess?, Inc.	3,799
400	Home Depot, Inc.	13,544
200	J.C. Penney Co., Inc.	5,498
500	Limited Brands, Inc.	12,430
200	Lowe’s Cos., Inc.	4,950
600	Macy’s, Inc.	13,326
100	Nordstrom, Inc.	3,970
400	Penske Auto Group, Inc.*	5,224
200	RadioShack Corp.	4,088
100	Sears Holdings Corp.*	8,806
100	Tiffany & Co.	4,543
100	Tractor Supply Co.	6,776
300	Williams-Sonoma, Inc.	8,964
	Total Retailing	176,655

	Semiconductors & Semiconductor Equipment — 0.5%
100	Cree, Inc.*	6,637
800	LSI Corp.*	4,264

300	Micron Technology, Inc.*	2,727
200	NVIDIA Corp.*	2,628
300	Skyworks Solutions, Inc.*	4,779
400	Teradyne, Inc.*	4,392
400	Texas Instruments, Inc.	9,768
	Total Semiconductors & Semiconductor Equipment	35,195

	Software & Services — 11.0%
300	Cognizant Technology Solutions Corp.-Class A*	15,012
5,200	eBay, Inc.*	111,332
200	First American Corp.	6,806
100	Fiserv, Inc.*	4,755
410	Google, Inc.-Class A*	198,924
320	International Business Machines Corp.	40,083
7,100	Microsoft Corp.	183,180
8,300	Oracle Corp.	187,331
	Total Software & Services	747,423

	Technology Hardware & Equipment — 7.7%
550	Apple, Inc.*	141,438
200	Arrow Electronics, Inc.*	5,456
700	Brocade Communications Systems, Inc.*	3,815
4,000	Cisco Systems, Inc.*	92,640
1,200	Corning, Inc.	20,916
1,500	Dell, Inc.*	19,995
900	EMC Corp.*	16,758
600	Hewlett-Packard Co.	27,606
700	Ingram Micro, Inc.-Class A*	11,872
500	Jabil Circuit, Inc.	6,845
400	JDS Uniphase Corp.*	4,600
300	Lexmark International, Inc.*	11,265
2,700	Motorola, Inc.*	18,495
300	QLogic Corp.*	5,436
1,700	Qualcomm, Inc.	60,452
200	SanDisk Corp.*	9,324
700	Seagate Technology*	10,752
200	Tech Data Corp.*	8,130
1,000	Western Digital Corp.*	34,810
1,200	Xerox Corp.	11,172
	Total Technology Hardware & Equipment	521,777

	Telecommunication Services — 1.8%
3,458	AT&T, Inc.	84,029
100	Crown Castle International Corp.*	3,703
200	NII Holdings, Inc.*	7,294
952	Verizon Communications, Inc.	26,199
	Total Telecommunication Services	121,225

	Transportation — 1.1%
400	CSX Corp.	20,900
300	FedEx Corp.	25,047
100	Kansas City Southern*	3,817
200	Norfolk Southern Corp.	11,292
800	Southwest Airlines Co.	9,952
	Total Transportation	71,008

	Utilities — 0.3%
800	AES Corp. (The)*	8,216

300	Aqua America, Inc.	5,235
100	DTE Energy Co.	4,551
100	Integrys Energy Group, Inc.	4,522
	Total Utilities	22,524

	TOTAL COMMON STOCKS (COST $6,707,789)	6,667,747

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.4%

	Money Market Funds — 1.2%
82,765	State Street Institutional Treasury Money Market Fund-Institutional Class	82,765

	Other Short-Term Investments — 1.2%
85,000	U.S. Treasury Bill, 0.17%, due 09/16/10 (a)	84,958

	TOTAL SHORT-TERM INVESTMENTS (COST $167,706)	167,723

	TOTAL INVESTMENTS — 100.2% (Cost $6,875,495)	6,835,470

	Other Assets and Liabilities (net) — (0.2%)	(14,641)

	TOTAL NET ASSETS — 100.0%	$6,820,829

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,242,994	$464,831	$(872,355)	$(407,524)

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$6,667,747	$—	$—	$6,667,747
Short-Term Investments	167,723	—	—	167,723
Total Investments	6,835,470	—	—	6,835,470
Total	$6,835,470	$—	$—	$6,835,470

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.5%

	Automobiles & Components — 1.2%
1,500	China Automotive Systems, Inc.*	27,195
1,400	Cooper Tire & Rubber Co.	26,474
400	Standard Motor Products, Inc.	3,348
700	Thor Industries, Inc.	20,412
1,100	TRW Automotive Holdings Corp.*	33,088
1,600	Wonder Auto Technology, Inc.*	13,296
	Total Automobiles & Components	123,813

	Banks — 0.2%
100	1st United Bancorp, Inc.*	790
100	Bank of the Ozarks, Inc.	3,559
100	Commerce Bancshares, Inc.	3,717
200	Great Southern Bancorp, Inc.	4,938
500	Nara Bancorp, Inc.*	3,815
100	SVB Financial Group*	4,486
	Total Banks	21,305

	Capital Goods — 8.8%
900	Actuant Corp.-Class A	18,198
200	Altra Holdings, Inc.*	2,496
100	American Science & Engineering, Inc.	7,007
1,600	Ametek, Inc.	64,960
800	Armstrong World Industries, Inc.*	29,992
700	ArvinMeritor, Inc.*	10,178
100	AZZ, Inc.	3,692
100	Baldor Electric Co.	3,593
2,100	BE Aerospace, Inc.*	56,952
1,200	Bucyrus International, Inc.	64,272
700	Carlisle Cos., Inc.	27,223
200	Chart Industries, Inc.*	3,684
1,500	Crane Co.	48,795
400	Dynamic Materials Corp.	6,364
200	Esterline Technologies Corp.*	10,732
1,800	Force Protection, Inc.*	8,001
300	Graco, Inc.	9,507
400	Harbin Electric, Inc.*	7,936
300	Hubbell, Inc.-Class B	12,795
200	II-VI, Inc.*	6,704
200	Kaman Corp.	4,898
200	Lennox International, Inc.	8,950
200	Michael Baker Corp.*	7,252
400	MSC Industrial Direct Co., Inc.-Class A	20,696
300	Nordson Corp.	19,989
3,300	Pall Corp.	112,365
300	Pentair, Inc.	10,308
700	Polypore International, Inc.*	14,287
400	Quanex Building Products Corp.	7,972
300	Snap-On, Inc.	13,260
500	Spirit Aerosystems Holdings, Inc.-Class A*	9,740
100	TAL International Group, Inc.	2,399
600	Toro Co. (The)	32,094
2,200	TransDigm Group, Inc.	116,072
400	Trimas Corp.*	4,036

2,800	WABCO Holdings, Inc.*	85,120
	Total Capital Goods	872,519

	Commercial & Professional Services — 2.2%
300	Advisory Board Co. (The)*	11,136
400	ATC Technology Corp.*	7,480
1,100	Cenveo, Inc.*	8,118
300	Corporate Executive Board Co. (The)	9,717
200	Corrections Corp. of America*	3,980
800	Deluxe Corp.	17,176
1,700	Diamond Management & Technology Consultants, Inc.	16,881
700	Equifax, Inc.	21,175
200	Exponent, Inc.*	5,498
200	Geo Group (The), Inc.*	4,220
400	Herman Miller, Inc.	7,692
2,300	HNI Corp.	70,518
900	Knoll, Inc.	13,311
200	Resources Connection, Inc.*	3,228
200	School Specialty, Inc.*	4,298
700	Sykes Enterprises, Inc.*	12,082
100	VSE Corp.	3,831
	Total Commercial & Professional Services	220,341

	Consumer Durables & Apparel — 6.9%
1,200	CROCS, Inc.*	12,420
200	Deckers Outdoor Corp.*	28,944
2,300	Fossil, Inc.*	86,250
200	G-III Apparel Group Ltd.*	5,734
700	Hanesbrands, Inc.*	19,096
1,700	Harman International Industries, Inc.*	54,910
200	Hasbro, Inc.	8,030
100	Libbey, Inc.*	1,403
1,000	Liz Claiborne, Inc.*	6,130
300	Lululemon Athletica, Inc.*	12,258
200	Maidenform Brands, Inc.*	4,628
200	National Presto Industries, Inc.	19,448
500	Oxford Industries, Inc.	10,420
1,100	Phillips-Van Heusen Corp.	60,203
500	Polaris Industries, Inc.	29,350
400	Steven Madden Ltd.*	13,492
3,900	Tempur-Pedic International, Inc.*	129,480
100	Timberland Co.-Class A*	2,001
100	True Religion Apparel, Inc.*	2,761
3,200	Tupperware Corp.	135,968
100	Unifirst Corp. (The)	4,500
200	Universal Electronics, Inc.*	3,904
500	Warnaco Group (The), Inc.*	21,295
600	Wolverine World Wide, Inc.	17,220
	Total Consumer Durables & Apparel	689,845

	Consumer Services — 3.0%
200	CEC Entertainment, Inc.*	8,088
700	Cheesecake Factory (The), Inc.*	17,850
800	Cracker Barrel Old Country Store, Inc.	39,864
1,500	Interval Leisure Group, Inc.*	20,280
200	Panera Bread Co.-Class A*	16,166
100	PF Chang’s China Bistro, Inc.	4,347
200	Pre-Paid Legal Services, Inc.*	9,264
1,000	Shuffle Master, Inc.*	8,300

400	Sotheby’s	13,000
600	Universal Travel Group*	5,016
6,600	Wyndham Worldwide Corp.	155,760
	Total Consumer Services	297,935

	Diversified Financials — 2.3%
3,100	Advance America Cash Advance Centers, Inc.	14,973
2,200	AmeriCredit Corp.*	47,564
2,000	Cardtronics, Inc.*	25,900
800	Credit Acceptance Corp.*	38,136
1,300	Dollar Financial Corp.*	26,260
100	Evercore Partners, Inc.-Class A	3,260
1,800	EZCORP, Inc.-Class A*	32,958
400	First Cash Financial Services, Inc.*	8,412
1,400	GFI Group, Inc.	8,470
100	Main Street Capital Corp.	1,456
300	Nelnet, Inc.-Class A	5,940
100	NewStar Financial, Inc.*	693
100	Portfolio Recovery Associates, Inc.*	6,846
100	Waddell and Reed Financial, Inc.	2,681
	Total Diversified Financials	223,549

	Energy — 4.7%
1,100	Atlas Energy, Inc.*	33,968
300	ATP Oil & Gas Corp.*	3,192
1,000	Atwood Oceanics, Inc.*	27,150
3,800	Brigham Exploration Co.*	65,284
600	CARBO Ceramics, Inc.	38,820
300	CVR Energy, Inc.*	2,268
1,300	Dril-Quip, Inc.*	63,323
300	Geokinetics, Inc.*	1,599
700	Golar LNG Ltd.*	8,001
300	Gulfport Energy Corp.*	3,939
700	Hercules Offshore, Inc.*	2,184
800	Holly Corp.	20,720
300	ION Geophysical Corp.*	1,629
400	Lufkin Industries, Inc.	31,892
4,100	Massey Energy Co.	135,792
300	Rex Energy Corp.*	3,135
300	Ship Finance International Ltd.	5,424
100	St Mary Land & Exploration Co.	4,324
400	Tetra Technologies, Inc.*	4,024
500	Venoco, Inc.*	7,235
200	World Fuel Services Corp.	5,206
	Total Energy	469,109

	Food & Staples Retailing — 0.1%
200	Whole Foods Market, Inc.*	8,086

	Food, Beverage & Tobacco — 0.6%
800	B&G Foods, Inc.	8,480
500	Boston Beer Co., Inc.-Class A*	33,025
300	Cal-Maine Foods, Inc.	9,711
400	Darling International, Inc.*	3,200
100	John B. Sanfilippo & Son, Inc.*	1,460
100	Universal Corp.	4,087
	Total Food, Beverage & Tobacco	59,963

	Health Care Equipment & Services — 10.5%
100	Air Methods Corp.*	3,293
200	Almost Family, Inc.*	7,274
200	American Dental Partners, Inc.*	2,398
800	American Medical Systems Holdings, Inc.*	18,048
200	Bio-Reference Labs, Inc.*	4,574
2,700	BioScrip, Inc.*	17,523
1,000	Catalyst Health Solutions, Inc.*	38,290
300	Chemed Corp.	17,073
600	Community Health Systems, Inc.*	23,388
200	Computer Programs & Systems, Inc.	8,602
400	CorVel Corp.*	14,188
300	Emergency Medical Services, LP*	16,071
200	Exactech, Inc.*	3,466
300	Gentiva Health Services, Inc.*	8,289
13,400	Health Management Associates, Inc. -Class A*	124,620
2,000	Hill-Rom Holdings, Inc.	55,760
200	HMS Holdings Corp.*	10,852
500	Idexx Laboratories, Inc.*	31,620
400	Integra LifeSciences Holdings Corp.*	15,760
500	Invacare Corp.	11,945
800	inVentiv Health, Inc.*	19,984
100	IPC The Hospitalist Co., Inc.*	2,927
200	Kensey Nash Corp.*	4,620
1,200	Kinetic Concepts, Inc.*	49,680
3,600	Lincare Holdings, Inc.*	168,552
300	Mednax, Inc.*	16,965
500	Merit Medical Systems, Inc.*	7,645
400	Natus Medical, Inc.*	6,620
600	Odyssey HealthCare, Inc.*	15,936
1,000	Orthofix International NV*	31,890
2,900	Patterson Cos., Inc.	86,159
600	Providence Service Corp. (The)*	9,834
300	PSS World Medical, Inc.*	6,873
2,300	Sirona Dental Systems, Inc.*	81,374
200	Teleflex, Inc.	11,216
14,400	Tenet Healthcare Corp.*	82,368
100	Universal Health Services, Inc.-Class B	4,238
100	Young Innovations, Inc.	2,427
200	Zoll Medical Corp.*	5,810
	Total Health Care Equipment & Services	1,048,152

	Household & Personal Products — 3.5%
1,700	Herbalife Ltd.	76,755
100	Inter Parfums, Inc.	1,563
1,400	Medifast, Inc.*	43,918
3,600	NBTY, Inc.*	123,264
3,100	Nu Skin Enterprises, Inc.-Class A	89,156
100	USANA Health Sciences, Inc.*	3,745
200	WD-40 Co.	6,528
	Total Household & Personal Products	344,929

	Insurance — 2.8%
600	Axis Capital Holdings Ltd.	18,240
700	Endurance Specialty Holdings Ltd.	25,970
800	FBL Financial Group, Inc.-Class A	19,544
13,200	Genworth Financial, Inc.-Class A*	205,788
100	Reinsurance Group of America, Inc.	4,697

800	Universal Insurance Holdings, Inc.	3,784
	Total Insurance	278,023

	Materials — 6.8%
300	AEP Industries, Inc.*	7,542
400	Ashland, Inc.	21,444
2,600	Boise, Inc.*	15,964
1,300	International Flavors & Fragrances, Inc.	57,850
2,300	Lubrizol Corp.	203,711
900	Nalco Holding Co.	20,394
600	NewMarket Corp.	61,776
1,600	Omnova Solutions, Inc.*	12,848
800	PolyOne Corp.*	7,992
400	RPM International, Inc.	7,924
1,200	W.R. Grace & Co.*	30,756
2,900	Walter Energy, Inc.	230,057
	Total Materials	678,258

	Media — 2.3%
1,000	Cinemark Holdings, Inc.	15,990
2,200	CTC Media Inc	32,186
4,800	Valassis Communications, Inc.*	175,296
	Total Media	223,472

	Pharmaceuticals, Biotechnology & Life Sciences — 8.0%
1,200	Affymetrix, Inc.*	7,860
200	Bio-Rad Laboratories, Inc.*	18,714
600	BioCryst Pharmaceuticals, Inc.*	4,248
2,100	Bruker Corp.*	26,743
900	Charles River Laboratories International, Inc.*	30,186
500	Dionex Corp.*	39,375
1,100	eResearchTechnology, Inc.*	8,734
200	Hi-Tech Pharmacal Co., Inc.*	4,596
4,700	Human Genome Sciences, Inc.*	116,372
2,600	Impax Laboratories, Inc.*	54,795
200	Incyte Corp.*	2,578
1,500	MannKind Corp.*	8,340
500	Medicis Pharmaceutical Corp.-Class A	11,595
1,800	Mettler-Toledo International, Inc.*	206,154
1,100	PerkinElmer, Inc.	24,959
3,100	Perrigo Co.	184,171
3,900	Protalix BioTherapeutics, Inc.*	23,673
500	Rigel Pharmaceuticals, Inc.*	3,260
100	Salix Pharmaceuticals Ltd.*	3,598
200	Valeant Pharmaceuticals International*	9,296
600	Viropharma, Inc.*	7,302
	Total Pharmaceuticals, Biotechnology & Life Sciences	796,549

	Real Estate — 1.4%
300	Associated Estates Realty Corp. REIT	4,113
5,300	CB Richard Ellis Group, Inc.*	83,899
2,000	DuPont Fabros Technology, Inc. REIT	51,080
100	Invesco Mortgage Capital, Inc. REIT	2,059
100	Two Harbors Investment Corp. REIT	856
	Total Real Estate	142,007

	Retailing — 7.2%
700	Abercrombie & Fitch Co.-Class A	25,081

100	America’s Car-Mart, Inc.*	2,422
600	Big 5 Sporting Goods Corp.	8,874
200	Big Lots, Inc.*	7,236
900	CarMax, Inc.*	19,557
400	Charming Shoppes, Inc.*	1,824
400	Chico’s FAS, Inc.	4,892
100	Citi Trends, Inc.*	3,408
100	Core-Mark Holding Co., Inc.*	2,708
500	Dress Barn, Inc.*	13,695
100	DSW, Inc.*	2,888
600	Finish Line (The), Inc.-Class A	9,990
3,800	Guess?, Inc.	144,362
400	HSN, Inc.*	10,780
2,100	J. Crew Group, Inc.*	95,844
300	Jo-Ann Stores, Inc.*	13,704
900	Kirkland’s, Inc.*	19,368
2,400	Office Depot, Inc.*	13,920
1,900	OfficeMax, Inc.*	33,877
500	PetSmart, Inc.	15,880
300	RadioShack Corp.	6,132
600	Sonic Automotive, Inc.*	5,934
2,100	Stein Mart, Inc.*	16,737
100	Systemax, Inc.	1,955
1,100	Talbots, Inc.*	16,544
2,900	Tiffany & Co.	131,747
200	Ulta Salon Cosmetics & Fragrance, Inc.*	5,116
1,200	Urban Outfitters, Inc.*	43,560
1,200	Williams-Sonoma, Inc.	35,856
	Total Retailing	713,891

	Semiconductors & Semiconductor Equipment — 3.6%
900	Amkor Technology, Inc.*	6,129
1,400	Atheros Communications, Inc.*	47,600
300	Cavium Networks, Inc.*	7,974
600	Cirrus Logic, Inc.*	8,529
1,500	Cree, Inc.*	99,555
1,000	Diodes, Inc.*	19,760
300	Intersil Corp.-Class A	3,993
700	IXYS Corp.*	6,524
100	NVE Corp.*	4,649
800	Power Integrations, Inc.	27,184
2,700	Teradyne, Inc.*	29,646
1,300	TriQuint Semiconductor, Inc.*	9,126
1,800	Veeco Instruments, Inc.*	68,706
1,000	Volterra Semiconductor Corp.*	23,450
	Total Semiconductors & Semiconductor Equipment	362,825

	Software & Services — 11.6%
900	Actuate Corp.*	4,041
1,800	Acxiom Corp.*	31,338
500	Ansys, Inc.*	21,865
400	ArcSight, Inc.*	8,664
1,200	Blackbaud, Inc.	27,060
500	Bottomline Technologies, Inc.*	8,190
1,500	Cadence Design Systems, Inc.*	10,050
300	CommVault Systems, Inc.*	6,762
900	CSG Systems International, Inc.*	18,468
400	Deltek, Inc.*	3,192
100	Dice Holdings, Inc.*	792

700	ExlService Holdings, Inc.*	11,634
1,500	Factset Research Systems, Inc.	102,075
300	Gartner, Inc.*	7,425
2,900	Global Cash Access Holdings, Inc.*	23,171
500	Global Payments, Inc.	21,095
200	GSI Commerce, Inc.*	5,632
1,100	Heartland Payment Systems, Inc.	18,073
2,300	Hewitt Associates Inc.-Class A*	85,675
300	IAC/InterActiveCorp*	7,036
1,000	iGate Corp.	11,680
400	infoGROUP, Inc.*	3,166
2,400	Informatica Corp.*	61,920
700	JDA Software Group, Inc.*	18,704
900	LivePerson, Inc.*	5,814
700	Manhattan Associates, Inc.*	20,265
500	MAXIMUS, Inc.	29,950
500	MercadoLibre, Inc.*	25,935
1,300	Micros Systems, Inc.*	44,460
900	MicroStrategy, Inc.-Class A*	69,354
200	ModusLink Global Solutions, Inc.*	1,528
1,300	NIC, Inc.	8,450
1,800	Parametric Technology Corp.*	29,664
900	Progress Software Corp.*	28,746
200	Quest Software, Inc.*	3,871
1,000	Radiant Systems, Inc.*	13,860
2,200	Red Hat, Inc.*	64,482
500	Renaissance Learning, Inc.	7,815
100	Rovi Corp.*	3,734
2,700	Sapient Corp.	27,405
1,200	Smith Micro Software, Inc.*	11,820
200	SonicWALL, Inc.*	1,822
700	Sourcefire, Inc.*	14,448
900	Sybase, Inc.*	57,897
400	Synchronoss Technologies, Inc.*	8,176
800	Syntel, Inc.	26,752
2,100	TeleTech Holdings, Inc.*	27,153
1,700	TIBCO Software, Inc.*	19,397
500	TNS, Inc.*	9,615
500	Travelzoo, Inc.*	8,125
500	Tyler Technologies, Inc.*	8,115
300	Unisys Corp.*	6,960
2,600	VeriFone Holdings, Inc.*	52,468
	Total Software & Services	1,155,789

	Technology Hardware & Equipment — 7.1%
1,200	Acme Packet, Inc.*	35,172
100	Anixter International, Inc.*	4,750
1,300	Arrow Electronics, Inc.*	35,464
400	Avnet, Inc.*	11,488
1,000	AVX Corp.	13,970
100	Bell Microproducts, Inc.*	694
300	Benchmark Electronics, Inc.*	5,544
900	Blue Coat Systems, Inc.*	19,323
200	Checkpoint Systems, Inc.*	3,982
3,400	F5 Networks, Inc.*	239,122
300	Faro Technologies, Inc.*	7,173
200	FLIR Systems, Inc.*	5,698
200	Hughes Communications, Inc.*	5,194
400	Insight Enterprises, Inc.*	5,816

7,300	Jabil Circuit, Inc.	99,937
1,500	JDS Uniphase Corp.*	17,250
100	KVH Industries, Inc.*	1,304
100	MTS Systems Corp.	2,925
500	Multi-Fineline Electronix, Inc.*	13,215
700	National Instruments Corp.	22,533
400	Netgear, Inc.*	9,084
200	Oplink Communications, Inc.*	2,864
800	Plantronics, Inc.	23,952
400	Plexus Corp.*	13,620
800	Polycom, Inc.*	24,024
2,200	QLogic Corp.*	39,864
500	Stratasys, Inc.*	11,630
300	Super Micro Computer, Inc.*	4,125
100	SYNNEX Corp.*	2,673
900	Vishay Intertechnology, Inc.*	8,145
600	Zebra Technologies Corp.*	16,500
	Total Technology Hardware & Equipment	707,035

	Telecommunication Services — 0.5%
400	AboveNet, Inc.*	18,344
600	Cogent Communications Group, Inc.*	5,430
800	Consolidated Communications Holdings, Inc.	13,816
1,000	Global Crossing Ltd.*	13,610
	Total Telecommunication Services	51,200

	Transportation — 3.2%
100	Alaska Air Group, Inc.*	4,670
5,900	Avis Budget Group, Inc.*	69,915
200	Celadon Group, Inc.*	2,724
700	Continental Airlines, Inc.*	14,770
900	Copa Holdings SA	45,900
1,800	Kansas City Southern*	68,706
5,700	UAL Corp.*	114,057
	Total Transportation	320,742

	Utilities — 1.0%
4,800	CenterPoint Energy, Inc.	65,376
200	DPL, Inc.	5,008
600	Integrys Energy Group, Inc.	27,132
	Total Utilities	97,516

	TOTAL COMMON STOCKS (COST $9,407,283)	9,906,853

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.8%

	Money Market Funds — 2.8%
280,155	State Street Institutional Treasury Money Market Fund-Institutional Class	280,155

	TOTAL SHORT-TERM INVESTMENTS (COST $280,155)	280,155

	TOTAL INVESTMENTS — 102.3% (Cost $9,687,438)	10,187,008

	Other Assets and Liabilities (net) — (2.3%)	(228,241)

	TOTAL NET ASSETS — 100.0%	$9,958,767

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,692,894	$974,019	$(479,905)	$494,114

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1	Russell 2000 Mini Index	June 2010	$66,110	$(1,077)
1	S&P Midcap 400 E-Mini Index	June 2010	76,220	(1,673)
			$142,330	$(2,750)

As of May 31, 2010, for futures, swap contracts and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*       Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$9,906,853	$—	$—	$9,906,853
Short-Term Investments	280,155	—	—	280,155
Total Investments	10,187,008	—	—	10,187,008
Total	$10,187,008	$—	$—	$10,187,008

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Futures Contracts
Equity Contract Risk	$(2,750)	$—	$—	$(2,750)
Total	$(2,750)	$—	$—	$(2,750)

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Liquidity Risk (difficulty in selling Fund investments), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(2,750)	$—	$(2,750)
Total	$—	$—	$—	$(2,750)	$—	$(2,750)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute (futures contracts) values outstanding at each month-end, was as follows for the period ended May 31, 2010:

Futures Contracts
Average amount outstanding	$144,780

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.7%

	Automobiles & Components — 2.7%
2,400	Autoliv, Inc.*	114,000
2,800	Dana Holding Corp.*	30,408
500	Dorman Products, Inc.*	11,320
200	Harley-Davidson, Inc.	6,042
1,200	Tenneco, Inc.*	26,592
800	Thor Industries, Inc.	23,328
3,300	TRW Automotive Holdings Corp.*	99,264
	Total Automobiles & Components	310,954

	Banks — 0.3%
200	Federal Agricultural Mortgage Corp.-Class C	3,194
1,300	International Bancshares Corp.	25,675
100	Northrim BanCorp, Inc.	1,722
	Total Banks	30,591

	Capital Goods — 7.2%
400	A.O. Smith Corp.	18,648
600	Acuity Brands, Inc.	24,678
2,200	Aircastle Ltd.	21,670
200	Alamo Group, Inc.	4,652
500	Albany International Corp.-Class A	9,410
300	Altra Holdings, Inc.*	3,744
2,000	ArvinMeritor, Inc.*	29,080
1,700	BE Aerospace, Inc.*	46,104
1,700	Bucyrus International, Inc.	91,052
500	CAI International, Inc.*	7,090
1,200	Carlisle Cos., Inc.	46,668
1,700	Crane Co.	55,301
400	EnPro Industries, Inc.*	12,632
500	Esterline Technologies Corp.*	26,830
800	Gardner Denver, Inc.	36,432
1,500	Hubbell, Inc.-Class B	63,975
800	Joy Global, Inc.	40,800
3,400	Manitowoc Co. (The), Inc.	40,562
210	NACCO Industries, Inc.-Class A	17,758
300	NN, Inc.*	1,857
2,700	Oshkosh Corp.*	95,931
300	Standex International Corp.	7,803
1,600	Textron, Inc.	33,072
700	Toro Co. (The)	37,443
1,000	Trimas Corp.*	10,090
800	United Rentals, Inc.*	9,720
600	WESCO International, Inc.*	22,440
	Total Capital Goods	815,442

	Commercial & Professional Services — 4.1%
1,900	ACCO Brands Corp.*	13,414
1,600	Avery Dennison Corp.	54,688
800	Bowne & Co., Inc.	8,856
600	Cenveo, Inc.*	4,428
300	Consolidated Graphics, Inc.*	13,782
700	Corporate Executive Board Co. (The)	22,673
1,700	Deluxe Corp.	36,499
800	Ennis, Inc.	14,072
1,000	HNI Corp.	30,660

300	Hudson Highland Group, Inc.*	1,536
600	Kelly Services, Inc.-Class A*	8,754
1,000	Kforce, Inc.*	13,520
900	Knoll, Inc.	13,311
600	M&F Worldwide Corp.*	18,702
1,100	Manpower, Inc.	50,281
4,300	RR Donnelley & Sons Co.	82,388
300	Schawk, Inc.	5,079
1,800	SFN Group, Inc.*	13,788
600	TrueBlue, Inc.*	7,974
800	United Stationers, Inc.*	46,736
400	Volt Information Sciences, Inc.*	4,024
100	VSE Corp.	3,831
	Total Commercial & Professional Services	468,996

	Consumer Durables & Apparel — 12.4%
1,400	American Greetings Corp.-Class A	33,012
300	Arctic Cat, Inc.*	3,441
900	Columbia Sportswear Co.	46,062
1,300	CROCS, Inc.*	13,455
360	Deckers Outdoor Corp.*	52,099
4,300	Eastman Kodak Co.*	24,252
2,400	Fossil, Inc.*	90,000
1,000	Furniture Brands International, Inc.*	7,830
500	G-III Apparel Group Ltd.*	14,335
800	Hanesbrands, Inc.*	21,824
900	Harman International Industries, Inc.*	29,070
3,500	Hasbro, Inc.	140,525
400	Helen of Troy Ltd.*	10,304
2,500	Jarden Corp.	72,775
3,000	Jones Apparel Group, Inc.	58,920
500	Kid Brands, Inc.*	4,295
1,400	La-Z-Boy, Inc.*	16,618
200	Libbey, Inc.*	2,806
2,600	Liz Claiborne, Inc.*	15,938
500	Maidenform Brands, Inc.*	11,570
4,600	Newell Rubbermaid, Inc.	76,636
600	Oxford Industries, Inc.	12,504
500	Perry Ellis International, Inc.*	12,030
1,700	Phillips-Van Heusen Corp.	93,041
1,100	Polaris Industries, Inc.	64,570
1,900	Quiksilver, Inc.*	8,854
700	RC2 Corp.*	13,020
2,400	Sealy Corp.*	7,800
1,300	Skechers U.S.A., Inc.*	48,984
200	Sport Supply Group, Inc.	2,686
2,000	Stanley Black & Decker, Inc.	111,580
750	Steven Madden Ltd.*	25,298
700	Tempur-Pedic International, Inc.*	23,240
700	Timberland Co.-Class A*	13,447
500	True Religion Apparel, Inc.*	13,805
1,600	Tupperware Corp.	67,984
500	Unifirst Corp. (The)	22,500
900	Whirlpool Corp.	93,996
1,300	Wolverine World Wide, Inc.	37,310
	Total Consumer Durables & Apparel	1,418,416

	Consumer Services — 4.1%
20	Biglari Holdings, Inc.*	6,082

900	Bluegreen Corp.*	4,320
1,200	Career Education Corp.*	33,600
700	Cracker Barrel Old Country Store, Inc.	34,881
400	DeVry, Inc.	22,996
400	DineEquity, Inc.*	13,508
1,200	Domino’s Pizza, Inc.*	15,600
2,600	Royal Caribbean Cruises Ltd.*	75,400
1,600	Ruby Tuesday, Inc.*	17,216
5,000	Service Corp. International	42,700
500	Speedway Motorsports, Inc.	7,290
400	Steiner Leisure Ltd.*	16,600
1,200	Weight Watchers International, Inc.	32,904
6,000	Wyndham Worldwide Corp.	141,600
	Total Consumer Services	464,697

	Diversified Financials — 3.1%
2,300	Advance America Cash Advance Centers, Inc.	11,109
8,500	American Capital Ltd.*	45,305
3,500	Apollo Investment Corp.	36,505
5,362	Ares Capital Corp.	72,601
900	BlackRock Kelso Capital Corp.	9,450
800	Cash America International, Inc.	29,560
300	Dollar Financial Corp.*	6,060
700	Encore Capital Group, Inc.*	14,630
1,200	EZCORP, Inc.-Class A*	21,972
800	Hercules Technology Growth Capital, Inc.	7,048
300	International Assets Holding Corp.*	4,908
2,900	MCG Capital Corp.	15,805
1,500	Nelnet, Inc.-Class A	29,700
1,500	Primus Guaranty Ltd.*	5,880
2,700	SLM Corp.*	29,997
500	World Acceptance Corp.*	17,865
	Total Diversified Financials	358,395

	Energy — 2.1%
1,700	Complete Production Services, Inc.*	22,117
800	Crosstex Energy, Inc.*	5,408
500	Energy Partners Ltd.*	6,350
200	Green Plains Renewable Energy, Inc.*	2,222
200	Gulf Island Fabrication, Inc.	3,654
200	Lufkin Industries, Inc.	15,946
1,700	Oil States International, Inc.*	66,368
1,400	Rowan Cos, Inc.*	34,664
2,100	Ship Finance International Ltd.	37,968
200	T-3 Energy Services, Inc.*	5,334
1,400	World Fuel Services Corp.	36,442
	Total Energy	236,473

	Food & Staples Retailing — 0.0%
1,000	Great Atlantic & Pacific Tea Co., Inc.*	5,390

	Food, Beverage & Tobacco — 2.0%
1,400	Chiquita Brands International, Inc.*	17,290
2,700	Constellation Brands, Inc.-Class A*	44,982
6,300	Del Monte Foods Co.	91,854
900	J.M. Smucker Co. (The)	49,698
100	John B. Sanfilippo & Son, Inc.*	1,460
600	Pilgrim’s Pride Corp.*	4,788

400	Universal Corp.	16,348
	Total Food, Beverage & Tobacco	226,420

	Health Care Equipment & Services — 11.7%
600	Allied Healthcare International, Inc.*	1,602
100	Almost Family, Inc.*	3,637
900	Amedisys, Inc.*	44,748
300	Arthrocare Corp.*	8,823
1,000	BioScrip, Inc.*	6,490
300	Chemed Corp.	17,073
2,000	Community Health Systems, Inc.*	77,960
700	Conmed Corp.*	13,608
1,100	Continucare Corp.*	4,257
1,200	Cooper Cos (The), Inc.	44,232
4,700	Coventry Health Care, Inc.*	97,290
900	Five Star Quality Care, Inc.*	3,195
700	Gentiva Health Services, Inc.*	19,341
6,500	Health Management Associates, Inc. -Class A*	60,450
3,700	Health Net, Inc.*	91,205
1,900	Healthspring, Inc.*	33,003
700	Healthways, Inc.*	9,926
2,100	Hill-Rom Holdings, Inc.	58,548
400	Integra LifeSciences Holdings Corp.*	15,760
1,000	Invacare Corp.	23,890
1,000	inVentiv Health, Inc.*	24,980
2,500	Kinetic Concepts, Inc.*	103,500
800	LifePoint Hospitals, Inc.*	28,392
2,300	Lincare Holdings, Inc.*	107,686
500	Magellan Health Services, Inc.*	20,345
1,300	Mednax, Inc.*	73,515
700	MedQuist, Inc.	5,705
1,100	Odyssey HealthCare, Inc.*	29,216
400	Orthofix International NV*	12,756
3,000	Patterson Cos., Inc.	89,130
500	Providence Service Corp. (The)*	8,195
300	PSS World Medical, Inc.*	6,873
500	Sirona Dental Systems, Inc.*	17,690
1,000	STERIS Corp.	31,830
1,800	Sunrise Senior Living, Inc.*	7,686
900	Teleflex, Inc.	50,472
1,800	Universal American Financial Corp.*	26,316
1,400	WellCare Health Plans, Inc.*	38,164
200	Young Innovations, Inc.	4,854
300	Zoll Medical Corp.*	8,715
	Total Health Care Equipment & Services	1,331,058

	Household & Personal Products — 2.4%
900	Elizabeth Arden, Inc.*	15,300
2,100	Herbalife Ltd.	94,815
1,000	Inter Parfums, Inc.	15,630
2,200	NBTY, Inc.*	75,328
1,300	Nu Skin Enterprises, Inc.-Class A	37,388
200	Nutraceutical International Corp.*	2,826
700	Prestige Brands Holdings, Inc.*	5,404
800	Revlon, Inc.-Class A*	11,080
300	USANA Health Sciences, Inc.*	11,235
	Total Household & Personal Products	269,006

	Insurance — 7.3%
1,000	American Equity Investment Life Holding Co.	9,410
1,600	American Financial Group, Inc.	44,640
1,600	Assurant, Inc.	55,520
500	CNA Financial Corp.*	13,040
7,500	CNO Financial Group, Inc.*	42,075
1,500	Endurance Specialty Holdings Ltd.	55,650
800	FBL Financial Group, Inc.-Class A	19,544
12,100	Genworth Financial, Inc.-Class A*	188,639
1,900	Hartford Financial Services Group (The), Inc.	47,633
700	Horace Mann Educators Corp.	10,759
1,000	Lincoln National Corp.	26,460
1,500	National Financial Partners Corp.*	20,910
1,600	Protective Life Corp.	34,432
1,300	Reinsurance Group of America, Inc.	61,061
200	Safety Insurance Group, Inc.	7,226
1,300	StanCorp Financial Group, Inc.	55,627
1,800	Torchmark Corp.	92,754
1,400	Unitrin, Inc.	37,366
900	Universal Insurance Holdings, Inc.	4,257
	Total Insurance	827,003

	Materials — 5.1%
1,500	Ashland, Inc.	80,415
2,400	Boise, Inc.*	14,736
1,300	Cytec Industries, Inc.	55,549
1,200	Ferro Corp.*	10,812
300	Innophos Holdings, Inc.	8,562
600	Innospec, Inc.*	7,464
1,300	International Flavors & Fragrances, Inc.	57,850
1,300	KapStone Paper and Packaging Corp.*	14,365
100	KMG Chemicals, Inc.	1,683
1,600	Lubrizol Corp.	141,712
200	Omnova Solutions, Inc.*	1,606
1,100	PolyOne Corp.*	10,989
200	Quaker Chemical Corp.	5,526
1,200	Reliance Steel & Aluminum Co.	55,092
3,800	RPM International, Inc.	75,278
1,700	W.R. Grace & Co.*	43,571
	Total Materials	585,210

	Media — 4.4%
300	AH Belo Corp.-Class A*	2,100
200	Arbitron, Inc.	6,092
3,200	Belo Corp. - Class A*	23,264
1,200	Entercom Communications Corp.-Class A*	15,000
1,700	EW Scripps Co.-Class A*	15,011
8,600	Gannett Co., Inc.	133,644
1,600	Journal Communications, Inc.-Class A*	8,064
2,000	Lee Enterprises, Inc.*	6,800
3,900	Liberty Media Corp.-Interactive-Class A*	50,583
1,400	LIN TV Corp.-Class A*	9,198
400	LodgeNet Interactive Corp.*	2,128
2,800	McClatchy Co. (The)-Class A*	13,552
700	Media General Inc.-Class A*	8,939
1,300	Meredith Corp.	43,667
3,700	New York Times Co. (The)-Class A*	34,336
900	PRIMEDIA, Inc.	3,339
1,300	Scholastic Corp.	33,995

2,200	Sinclair Broadcast Group, Inc.*	14,597
1,800	Valassis Communications, Inc.*	65,736
22	Washington Post Co. (The)-Class B	10,246
	Total Media	500,291

	Pharmaceuticals, Biotechnology & Life Sciences — 3.1%
2,500	Endo Pharmaceuticals Holdings, Inc.*	52,350
200	Hi-Tech Pharmacal Co., Inc.*	4,596
300	Kendle International, Inc.*	4,230
4,800	King Pharmaceuticals, Inc.*	41,616
1,800	KV Pharmaceutical Co.-Class A*	2,412
1,600	Medicis Pharmaceutical Corp.-Class A	37,104
90	Mettler-Toledo International, Inc.*	10,308
3,800	Mylan, Inc.*	73,872
900	Par Pharmaceutical Cos., Inc.*	24,984
900	PAREXEL International Corp.*	20,074
2,100	PerkinElmer, Inc.	47,649
100	Perrigo Co.	5,941
2,100	Viropharma, Inc.*	25,557
	Total Pharmaceuticals, Biotechnology & Life Sciences	350,693

	Real Estate — 3.1%
200	Agree Realty Corp. REIT	4,762
600	American Capital Agency Corp. REIT	15,756
2,200	Ashford Hospitality Trust, Inc. REIT*	17,490
3,800	Developers Diversified Realty Corp. REIT	43,472
1,300	FelCor Lodging Trust, Inc. REIT*	8,788
2,700	General Growth Properties, Inc. REIT	37,854
1,800	Glimcher Realty Trust REIT	12,528
1,500	Gramercy Capital Corp. REIT*	2,385
1,700	Hospitality Properties Trust REIT	38,250
6,400	HRPT Properties Trust REIT	42,944
1,400	NorthStar Realty Finance Corp. REIT	4,410
100	One Liberty Properties, Inc. REIT	1,534
1,000	Pennsylvania Real Estate Investment Trust REIT	13,790
1,200	Resource Capital Corp. REIT	6,732
1,400	SL Green Realty Corp. REIT	87,206
2,300	Strategic Hotels & Resorts, Inc. REIT*	11,270
	Total Real Estate	349,171

	Retailing — 12.2%
2,400	Abercrombie & Fitch Co.-Class A	85,992
600	Aeropostale, Inc.*	16,626
400	America’s Car-Mart, Inc.*	9,688
1,700	AnnTaylor Stores Corp.*	36,805
700	Asbury Automotive Group, Inc.*	9,254
800	Big 5 Sporting Goods Corp.	11,832
2,000	Big Lots, Inc.*	70,660
200	Bon-Ton Stores (The), Inc.*	2,596
1,200	Brown Shoe Co., Inc.	20,016
1,300	Collective Brands, Inc.*	29,094
300	Core-Mark Holding Co., Inc.*	8,124
100	Destination Maternity Corp.*	2,686
2,700	Dillard’s, Inc.-Class A	77,463
1,200	Dress Barn, Inc.*	32,868
1,200	Finish Line (The), Inc.-Class A	19,980
500	Genesco, Inc.*	15,560
500	Group 1 Automotive, Inc.*	14,220
1,400	Guess?, Inc.	53,186

600	Gymboree Corp. (The)*	26,748
1,800	HSN, Inc.*	48,510
600	Jo-Ann Stores, Inc.*	27,408
400	Jos. A. Bank Clothiers, Inc.*	24,272
1,000	Limited Brands, Inc.	24,860
400	Lithia Motors, Inc.-Class A	3,268
700	MarineMax, Inc.*	7,070
1,100	Nordstrom, Inc.	43,670
800	NutriSystem, Inc.	17,800
8,600	Office Depot, Inc.*	49,880
2,800	OfficeMax, Inc.*	49,924
1,000	Pacific Sunwear of California, Inc*	4,070
2,400	PetSmart, Inc.	76,224
4,300	RadioShack Corp.	87,892
1,200	Retail Ventures, Inc.*	12,084
300	Shoe Carnival, Inc.*	7,521
1,300	Sonic Automotive, Inc.*	12,857
1,000	Systemax, Inc.	19,290
1,500	Talbots, Inc.*	22,560
3,300	Tiffany & Co.	149,919
900	Tractor Supply Co.	60,984
1,500	Tuesday Morning Corp.*	8,490
2,900	Williams-Sonoma, Inc.	86,652
	Total Retailing	1,388,603

	Software & Services — 4.2%
300	Blackbaud, Inc.	6,765
300	Bottomline Technologies, Inc.*	4,914
400	CACI International, Inc.-Class A*	18,496
1,200	China Information Security Technology, Inc.*	6,360
2,000	Convergys Corp.*	21,840
1,000	CSG Systems International, Inc.*	20,520
100	Dynamics Research Corp.*	1,069
1,400	Epicor Software Corp.*	13,020
200	ePlus, Inc.*	3,500
1,100	Fair Isaac Corp.	25,520
800	Heartland Payment Systems, Inc.	13,144
1,800	infoGROUP, Inc.*	14,247
1,000	JDA Software Group, Inc.*	26,720
400	Manhattan Associates, Inc.*	11,580
300	MicroStrategy, Inc.-Class A*	23,118
1,000	MoneyGram International, Inc.*	2,630
700	Ness Technologies, Inc.*	3,654
1,500	Parametric Technology Corp.*	24,720
1,000	Progress Software Corp.*	31,940
300	QAD, Inc.*	1,437
1,800	Quest Software, Inc.*	34,839
1,200	Radiant Systems, Inc.*	16,632
800	Sonic Solutions, Inc.*	9,512
900	Sybase, Inc.*	57,897
3,700	TIBCO Software, Inc.*	42,217
1,400	Unisys Corp.*	32,480
1,700	United Online, Inc.	11,586
	Total Software & Services	480,357

	Technology Hardware & Equipment — 5.3%
1,800	Avnet, Inc.*	51,696
400	Hutchinson Technology, Inc.*	2,188
500	Imation Corp.*	5,140

3,100	Ingram Micro, Inc.-Class A*	52,576
1,700	Insight Enterprises, Inc.*	24,718
5,200	Jabil Circuit, Inc.	71,188
2,700	Lexmark International, Inc.*	101,385
400	Measurement Specialties, Inc.*	5,996
400	PC Connection, Inc.*	2,720
700	Plantronics, Inc.	20,958
2,500	QLogic Corp.*	45,300
2,700	Quantum Corp.*	6,345
1,600	Sanmina-SCI Corp.*	24,400
3,800	Seagate Technology*	58,368
1,600	Smart Modular Technologies WWH, Inc.*	9,824
500	Super Micro Computer, Inc.*	6,875
600	SYNNEX Corp.*	16,038
1,800	Tech Data Corp.*	73,170
700	Western Digital Corp.*	24,367
	Total Technology Hardware & Equipment	603,252

	Telecommunication Services — 0.0%
200	HickoryTech Corp.	1,400
500	IDT Corp.-Class B*	4,705
	Total Telecommunication Services	6,105

	Transportation — 0.9%
1,100	Air Transport Services Group, Inc.*	6,182
3,000	Avis Budget Group, Inc.*	35,550
1,000	Dollar Thrifty Automotive Group, Inc.*	46,700
800	Macquarie Infrastructure Co. LLC*	11,552
100	Pinnacle Airlines Corp.*	687
	Total Transportation	100,671

	TOTAL COMMON STOCKS (COST $9,193,093)	11,127,194

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.7%

	Money Market Funds — 2.7%
313,132	State Street Institutional Treasury Money Market Fund-Institutional Class	313,132

	TOTAL SHORT-TERM INVESTMENTS (COST $313,132)	313,132

	TOTAL INVESTMENTS — 100.4% (Cost $9,506,225)	11,440,326

	Other Assets and Liabilities (net) — (0.4%)	(45,292)

	TOTAL NET ASSETS — 100.0%	$11,395,034

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,580,805	$2,085,248	$(225,727)	$1,859,521

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1	Russell 2000 Mini Index	June 2010	$66,110	$1,738
1	S&P Midcap 400 E-Mini Index	June 2010	76,220	(4,682)
			$142,330	$(2,944)

As of May 31, 2010, for futures, swap contracts and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*        Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$11,127,194	$—	$—	$11,127,194
Short-Term Investments	313,132	—	—	313,132
Total Investments	11,440,326	—	—	11,440,326
Derivatives
Futures Contracts
Equity Contract Risk	1,738	—	—	1,738
Total	$11,442,064	$—	$—	$11,442,064

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Futures Contracts
Equity Contract Risk	$(4,682)	$—	$—	$(4,682)
Total	$(4,682)	$—	$—	$(4,682)

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Liquidity Risk (difficulty in selling Fund investments), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Derivative financial instruments

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero).

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by the Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to maintain diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized Appreciation on futures contracts*	$—	$—	$—	$1,738	$—	$1,738
Total	$—	$—	$—	$1,738	$—	$1,738

Liabilities:
Unrealized Depreciation on futures contracts*	$—	$—	$—	$(4,682)	$—	$(4,682)
Total	$—	$—	$—	$(4,682)	$—	$(4,682)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute (futures contracts) values outstanding at each month-end, was as follows for the year ended May 31, 2010:

Futures Contracts
Average amount outstanding	$56,123

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.0%

	Money Market Funds — 0.0%
22,881	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	22,881

	Other Short-Term Investments — 100.0%
83,600,000	U.S. Treasury Bill, 0.13%, due 06/10/10(a)	83,596,992
109,230,000	U.S. Treasury Bill, 0.11%, due 06/24/10(a)	109,221,851
231,155,000	U.S. Treasury Bill, 0.12%, due 07/01/10(a)	231,130,607
333,795,000	U.S. Treasury Bill, 0.15%, due 07/15/10(a)	333,735,429
	Total Other Short-Term Investments	757,684,879

	TOTAL SHORT-TERM INVESTMENTS (COST $757,707,760)	757,707,760

	TOTAL INVESTMENTS — 100.0% (Cost $757,707,760)	757,707,760

	Other Assets and Liabilities (net) — (0.0%)	(57,447)

	TOTAL NET ASSETS — 100.0%	$757,650,313

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$757,707,760	$—	$—	$—

Notes to Schedule of Investments:

(a)                        Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments	$22,881	$757,684,879	$—	$757,707,760
Total Investments	22,881	757,684,879	—	757,707,760
Total	$22,881	$757,684,879	$—	$757,707,760

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In*			Transfers Out*
Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)		Quoted Prices in Active Markets for Identical Liabilities (Level 1)		Significant Other Observable Inputs (Level 2)
$—	$309,358,611	**	$333,735,429	**	$—

*                      The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

**               Financial assets transferred between Level 1 and Level 2 were due to a change in observable and/or unobservable inputs.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund.  The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero during some market conditions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk.

Other principal risks of an investment in the Fund include Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,327,899	GMO Emerging Markets Fund, Class VI	15,177,886
1,134,849	GMO Flexible Equities Fund, Class VI	20,813,126
12,015,465	GMO International Growth Equity Fund, Class IV	219,522,545
12,076,030	GMO International Intrinsic Value Fund, Class IV	217,972,339
1,487,729	GMO International Small Companies Fund, Class III	9,313,185
20,103,248	GMO Quality Fund, Class VI	358,842,983
15,504,339	GMO U.S. Core Equity Fund, Class VI	158,144,253
	TOTAL MUTUAL FUNDS (COST $1,216,531,104)	999,786,317

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

21,583	State Street Eurodollar Time Deposit, 0.01%, due 06/01/10	21,583
	TOTAL SHORT-TERM INVESTMENTS (COST $21,583)	21,583

	TOTAL INVESTMENTS — 100.0% (Cost $1,216,552,687)	999,807,900

	Other Assets and Liabilities (net) — (0.0%)	(49,813)

	TOTAL NET ASSETS — 100.0%	$999,758,087

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,315,767,381	$—	$(315,959,481)	$(315,959,481)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2010 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$—	$16,767,817	$—	$—	$—	$15,177,886
GMO Flexible Equities Fund, Class VI	21,035,579	30,219	—	—	—	20,813,126
GMO International Growth Equity Fund, Class IV	223,870,059	17,117,037	3,362,188	—	—	219,522,545
GMO International Intrinsic Value Fund, Class IV	223,056,848	17,493,844	3,576,888	—	—	217,972,339
GMO International Small Companies Fund, Class III	19,834,925	218,009	11,078,778	131,334	—	9,313,185
GMO Quality Fund, Class VI	408,859,750	8,267,188	36,108,820	2,027,134	—	358,842,983
GMO U.S. Core Equity Fund, Class VI	163,195,449	2,324,268	2,059,922	595,090	—	158,144,253
Totals	$1,059,852,610	$62,218,382	$56,186,596	$2,753,558	$—	$999,786,317

Portfolio valuation

Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value.  Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value).  As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.09% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjustments supplied by that third party vendor using that vendor’s proprietary models. As of May 31, 2010, 48.46% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.  Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$999,786,317	$—	$—	$999,786,317
Short-Term Investments	21,583	—	—	21,583
Total Investments	999,807,900	—	—	999,807,900
Total	$999,807,900	$—	$—	$999,807,900

Underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in its financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.09% of total net assets.

The Fund held no investments or other financial instruments at either May 31, 2010 or February 28, 2010, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. Some foreign jurisdictions’ customary settlement arrangements expose the Fund to credit risk of participating brokers, custodians, escrow agents and issuers. An underlying fund may need to maintain a license to invest in many foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. Some foreign jurisdictions impose capital gains taxes on transactions in local securities and/or may require disgorgement of short-swing profits. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund or an underlying fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

Derivative financial instruments

At May 31, 2010, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2010 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 97.4%

	Asset-Backed Securities — 52.9%

	Auto Financing — 7.9%
6,200,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.74%, due 02/18/14	6,211,718
9,000,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.99%, due 08/15/13	9,182,520
4,685,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	4,943,144
3,943,967	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.38%, due 02/15/12	3,940,378
1,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.72%, due 07/15/12	1,704,046
11,790,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	11,554,200
3,298,928	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.40%, due 12/15/13	3,293,650
9,000,000	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.54%, due 04/15/15	9,222,300
7,631,484	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	7,616,985
2,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	1,995,000
7,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	7,096,450
7,000,254	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 11/15/12	6,979,323
	Total Auto Financing	73,739,714

	Bank Loan Collateralized Debt Obligations — 0.2%
1,895,916	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.44%, due 06/20/25	1,885,548

	Business Loans — 2.8%
1,459,535	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.71%, due 01/25/35	1,153,033
2,176,987	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.73%, due 01/25/36	1,458,581
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.64%, due 12/25/37	7,470,000
1,413,716	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.58%, due 11/15/33	1,166,316
10,900,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.35%, due 07/20/12	10,890,408
1,846,326	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.59%, due 02/25/30	1,292,428
1,301,063	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.59%, due 09/25/30	845,691
2,506,325	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.19%, due 10/25/37	1,679,238
	Total Business Loans	25,955,695

	CMBS — 4.5%
5,200,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.46%, due 07/15/44	5,116,800
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	8,131,305
5,200,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	5,244,720
3,600,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	3,635,280
451,656	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.37%, due 11/05/21	426,815
6,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	6,089,062
5,400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	5,611,140
2,700,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.90%, due 10/15/42	2,787,750

5,608,445	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	5,047,601
	Total CMBS	42,090,473

	CMBS Collateralized Debt Obligations — 0.7%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.28%, due 11/23/52	304,986
4,085,982	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.66%, due 08/26/30	2,451,589
6,450,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.67%, due 05/25/46	4,192,500
	Total CMBS Collateralized Debt Obligations	6,949,075

	Credit Cards — 9.3%
7,900,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	7,898,986
4,100,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.37%, due 12/15/13	4,093,030
7,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.34%, due 09/15/14	7,293,333
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.59%, due 06/16/14	4,489,200
8,700,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.35%, due 08/15/13	8,686,167
8,100,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.44%, due 03/17/14	8,154,432
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	7,415,639
4,100,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.40%, due 06/18/13	4,093,604
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.43%, due 06/16/15	3,853,078
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.37%, due 01/16/14	2,689,740
4,000,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.71%, due 10/16/13	4,000,000
4,400,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	4,398,680
10,600,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.39%, due 04/15/13	10,590,063
4,600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	4,602,156
4,200,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	4,226,250
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	858,897
	Total Credit Cards	87,343,255

	Equipment Leases — 0.1%
527,178	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.59%, due 06/14/11	526,851

	Insured Auto Financing — 5.7%
6,000,000	Aesop Funding II LLC, Series 06-1A, Class A, 144A, MBIA, 1 mo. LIBOR + .22%, 0.56%, due 03/20/12	5,925,768
2,156,655	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.32%, due 10/06/13	2,128,403
1,421,121	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.31%, due 05/07/12	1,413,620
2,700,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.08%, due 06/06/14	2,673,680
6,000,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.80%, due 03/08/16	5,965,800

3,380,340	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.35%, due 07/15/13	3,362,471
7,536,443	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.36%, due 11/15/13	7,493,485
519,455	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	519,045
1,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.59%, due 11/25/11	1,794,821
9,686,245	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	9,590,545
11,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.54%, due 07/14/14	11,020,020
1,043,810	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	1,056,532
	Total Insured Auto Financing	52,944,190

	Insured Other — 1.4%
5,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	4,875,000
3,325,122	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 09/15/41	2,871,392
2,576,780	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 12/15/41	2,232,952
2,970,883	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.54%, due 01/05/14	2,673,795
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	708,584
	Total Insured Other	13,361,723

	Insured Residential Asset-Backed Securities (United States) — 0.7%
8,790,004	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.55%, due 07/25/34	6,761,095

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,179,215	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.53%, due 11/25/35	771,679

	Insured Time Share — 0.4%
629,419	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.52%, due 05/20/17	601,095
438,381	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 05/20/18	407,921
3,406,518	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.34%, due 09/20/19	3,155,461
	Total Insured Time Share	4,164,477

	Insured Transportation — 0.4%
4,708,155	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.52%, due 08/18/21	3,931,309

	Investment Grade Corporate Collateralized Debt Obligations — 1.3%
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.56%, due 06/20/13	3,816,000
9,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.97%, due 08/01/11	8,116,200
	Total Investment Grade Corporate Collateralized Debt Obligations	11,932,200

	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.9%
4,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.67%, due 12/20/10	3,800,000
4,500,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.69%, due 06/22/10	4,483,350
	Total Non-Investment Grade Corporate Collateralized Debt Obligations	8,283,350

	Residential Asset-Backed Securities (United States) — 9.8%
812,297	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.39%, due 02/25/37	803,362
171,423	ACE Securities Corp., Series 05-SDI, Class A1, 1 mo. LIBOR + .40%, 0.74%, due 11/25/50	141,904
9,400,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.52%, due 10/25/36	3,572,000
3,161,431	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.44%, due 07/25/36	2,300,573
11,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.50%, due 05/25/36	6,366,500
1,121,953	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.43%, due 06/25/36	816,445
844,219	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.50%, due 09/25/35	88,643
1,992,511	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.44%, due 06/25/36	224,157
2,166,362	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.51%, due 06/25/36	29,246
1,202,032	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.46%, due 09/25/36	119,242
4,476,786	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.51%, due 12/25/36	134,304
1,894,865	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.41%, due 11/25/36	995,373
10,700,543	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 07/25/36	4,133,085
6,002,031	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.45%, due 09/25/36	2,445,227
2,047,410	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.53%, due 03/25/36	933,414
2,145,691	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 06/25/36	837,155
1,367,422	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.45%, due 10/25/36	1,340,074
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.49%, due 10/25/36	1,656,720
5,586,188	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.56%, due 05/25/37	4,415,882
3,962,937	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.35%, due 02/28/40	2,452,265
2,867,540	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.45%, due 11/25/36	2,026,204
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.54%, due 11/25/36	1,176,120
1,529,323	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.50%, due 02/25/37	165,779
2,376,403	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.50%, due 06/25/36	2,109,176
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.50%, due 12/25/36	910,000
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 11/25/36	4,488,000
8,112,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.48%, due 02/25/37	5,564,832
1,297,899	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.42%, due 03/25/37	1,258,054
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.50%, due 08/25/36	1,496,000
1,228,389	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.65%, due 01/20/35	1,037,221
464,032	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 01/20/35	390,077
6,800,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.46%, due 12/25/36	2,620,720
380,881	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.59%, due 10/25/35	359,932
4,400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.49%, due 03/25/36	2,079,000
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 06/25/36	904,500
5,939,560	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 08/25/36	2,004,601
3,100,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.50%, due 10/25/36	1,085,000
1,320,889	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.50%, due 03/25/36	165,111
2,721,577	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.62%, due 01/25/47	1,660,162

2,300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.49%, due 11/25/36	874,000
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.51%, due 09/25/36	6,160,000
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.49%, due 07/25/36	3,421,031
1,778,874	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.60%, due 12/25/35	992,078
5,520,942	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.45%, due 10/25/46	5,024,058
9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.50%, due 07/25/36	3,367,000
1,245,674	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.63%, due 10/25/36	759,861
453,700	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.60%, due 10/25/35	411,914
2,568,032	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.46%, due 01/25/37	2,432,408
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.49%, due 06/25/37	1,207,800
1,916,610	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.54%, due 01/25/36	1,240,967
776,011	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.63%, due 11/25/35	314,284
	Total Residential Asset-Backed Securities (United States)	91,511,461

	Residential Mortgage-Backed Securities (Australian) — 1.5%
2,189,218	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.37%, due 07/20/38	2,102,967
5,350,033	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.66%, due 03/14/36	4,982,218
2,397,164	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.65%, due 12/08/36	2,308,379
1,321,419	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.45%, due 05/10/36	1,286,186
3,466,530	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.55%, due 02/21/38	3,205,501
	Total Residential Mortgage-Backed Securities (Australian)	13,885,251

	Residential Mortgage-Backed Securities (European) — 4.0%
8,008,343	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.38%, due 09/20/66	6,554,028
5,700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 01/13/39	5,315,250
568,712	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.36%, due 10/11/41	564,446
3,579,915	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.38%, due 12/20/54	3,311,421
6,578,957	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.31%, due 12/10/43	6,346,062
845,460	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.41%, due 03/21/37	843,478
2,823,120	Leek Finance Plc, Series 16A, Class A2B, 144A, 3 mo. LIBOR + .16%, 0.43%, due 09/21/37	2,763,270
2,903,013	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.55%, due 11/15/38	2,409,501
2,644,959	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.36%, due 09/15/39	2,250,596
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.41%, due 07/15/33	2,603,340
4,500,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.38%, due 10/15/33	4,390,169
	Total Residential Mortgage-Backed Securities (European)	37,351,561

	Residential Mortgage-Backed Securities (United States) — 0.0%
246,211	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.59%, due 07/25/30	236,709

	Student Loans — 1.2%
3,536,658	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.33%, due 01/25/23	3,501,291
3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.57%, due 01/25/24	3,100,930
261,826	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.50%, due 08/25/20	261,171
536,824	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.31%, due 06/20/15	536,395

3,614,631		National Collegiate Student Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .15%, 0.49%, due 02/25/26	3,500,160
448,132		National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.48%, due 08/25/23	439,169
		Total Student Loans	11,339,116

		Total Asset-Backed Securities	494,964,732

		Foreign Government Obligations — 3.9%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46(a)	36,175,453

		U.S. Government — 40.5%
121,416,333		U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(b)(c)	123,531,648
115,000,000		U.S. Treasury Note, 1.38%, due 01/15/13	115,718,750
55,000,000		U.S. Treasury Principal Strip Bond, due 11/15/21	35,203,960
65,000,000		U.S. Treasury Strip Coupon, due 05/15/22	40,378,845
105,000,000		U.S. Treasury Strip Coupon, due 08/15/22	64,326,780

		Total U.S. Government	379,159,983

		U.S. Government Agency — 0.1%
800,000		U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	784,680
		TOTAL DEBT OBLIGATIONS (COST $1,032,869,276)	911,084,848

Principal Amount		Description	Value ($)
		OPTIONS PURCHASED — 3.0%

		Currency Options — 0.7%
AUD	62,000,000	AUD Put/USD Call, Expires 08/25/10, Strike 0.82	1,186,921
AUD	35,000,000	AUD Put/NZD Call, Expires 06/08/10, Strike 1.26	353,049
EUR	6,600,000	EUR Put/GBP Call, Expires 07/02/10, Strike 0.82	1,865,892
NZD	32,500,000	NZD Call/USD Put, Expires 06/29/10, Strike 0.71	55,016
NZD	65,000,000	NZD Call/USD Put, Expires 06/22/10, Strike 0.70	170,695
NZD	32,500,000	NZD Put/USD Call, Expires 06/29/10, Strike 0.71	1,099,461
NZD	65,000,000	NZD Put/USD Call, Expires 06/22/10, Strike 0.70	1,621,761
		Total Currency Options	6,352,795

		Options on Interest Rate Swaps — 2.3%
AUD	500,000,000	AUD Swaption Call, Expires 07/29/10, Strike 4.50%	101,252
CAD	150,000,000	CAD Swaption Call, Expires 06/14/10, Strike 1.25%	28,506
EUR	100,000,000	EUR Swaption Call, Expires 07/21/10, Strike 1.97%	1,322,991
EUR	450,000,000	EUR Swaption Call, Expires 10/29/10, Strike 1.50%	2,356,313
EUR	650,000,000	EUR Swaption Call, Expires 12/13/10, Strike 1.30%	2,164,018
GBP	80,000,000	GBP Swaption Call, Expires 01/06/11, Strike 2.80%	1,977,640
NZD	350,000,000	NZD Swaption Call, Expires 06/01/10, Strike 4.25%	1,355,531
NZD	250,000,000	NZD Swaption Call, Expires 07/26/10, Strike 4.31%	697,246
USD	64,000,000	USD Swaption Straddle, Expires 04/10/18, Strike TBD	3,845,120
USD	64,000,000	USD Swaption Straddle, Expires 04/23/18, Strike TBD	3,832,064
USD	64,000,000	USD Swaption Straddle, Expires 05/01/18, Strike TBD	3,817,088
		Total Options on Interest Rate Swaps	21,497,769

		TOTAL OPTIONS PURCHASED (COST $23,710,496)	27,850,564

Shares		Description	Value ($)
		SHORT-TERM INVESTMENTS — 7.0%

		Money Market Funds — 7.0%
45,911,635		State Street Institutional Liquid Reserves Fund-Institutional Class	45,911,635

19,204,219	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	19,204,219
	TOTAL SHORT-TERM INVESTMENTS (COST $65,115,854)	65,115,854

	TOTAL INVESTMENTS — 107.4% (Cost $1,121,695,626)	1,004,051,266

	Other Assets and Liabilities (net) — (7.4%)	(69,273,732)

	TOTAL NET ASSETS — 100.0%	$934,777,534

As of May 31, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,121,695,626	$14,471,456	$(132,115,816)	$(117,644,360)

A summary of outstanding financial instruments at May 31, 2010 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
GBP	24,900,000	Barclays, 0.53%, dated 05/25/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 07/30/10.	$(36,009,680)
			$(36,009,680)

Average balance outstanding	$(35,912,014)
Average interest rate	0.48%
Maximum balance outstanding	$(36,083,758)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/07/10	GBP	438,452	$634,074	$1,037
7/08/10	NZD	26,000,000	17,604,882	(437,427)
6/08/10	NZD	45,600,000	30,938,658	(690,864)
6/08/10	NZD	48,700,000	33,041,944	(113,339)
			$82,219,558	$(1,240,593)
Sales #
6/08/10	NZD	9,800,000	$6,649,098	$290,968
6/08/10	NZD	13,000,000	8,820,231	515,459
6/08/10	NZD	29,200,000	19,811,597	1,338,812
7/08/10	NZD	26,000,000	17,604,883	(26,023)
			$52,885,809	$2,119,216

†      Fund buys foreign currency; sells USD.

#      Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
12,960	Euro Dollar 90 Days	March 2011	$3,203,550,000	$(3,926,880)

Sales
12,960	Euro Dollar 90 Days	March 2012	$3,175,524,000	$690,687
2,800	EuroSwiss Interest Rate 3 Months	December 2010	602,355,072	355,286
			$3,777,879,072	$1,045,973

Written Options

A summary of open written option contracts for the Fund at May 31, 2010 is as follows:

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Put	62,000,000	8/25/2010	AUD	AUD Put/USD Call, Strike 0.76%	$(1,045,586)	$(564,725)
Put	16,250,000	6/29/2010	NZD	NZD Put/ USD Call, Strike 0.63%	(113,397)	(60,685)
Put	32,500,000	6/22/2010	NZD	NZD Put/USD Call, Strike 0.63%	(191,753)	(88,524)
Call	500,000,000	7/29/2010	AUD	Interest Rate Swaption, Strike 4.00%	(330,292)	(1,695)
Call	350,000,000	6/1/2010	NZD	Interest Rate Swaption, Strike 3.50%	(178,360)	—
Call	150,000,000	6/14/2010	CAD	Interest Rate Swaption, Strike 0.75%	(42,485)	—
Call	80,000,000	1/6/2011	GBP	Interest Rate Swaption, Strike 2.30%	(256,344)	(1,105,322)
Call	100,000,000	7/21/2010	EUR	Interest Rate Swaption, Strike 1.67%	(183,228)	(665,361)
Call	450,000,000	10/29/2010	EUR	Interest Rate Swaption, Strike 1.25%	(604,506)	(1,296,055)
Call	250,000,000	7/26/2010	NZD	Interest Rate Swaption, Strike 3.81%	(106,148)	(118,781)
Call	650,000,000	12/13/2010	EUR	Interest Rate Swaption, Strike 1.15%	(451,685)	(1,415,825)
					$(3,503,784)	$(5,316,973)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	0.44%	Eagle Creek CDO	13,000,000	USD	$7,734
50,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.93%	1.19%	Reference security within CDX index	N/A		(1,158,525)
96,449,886	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.2%	Reference security within CDX index	96,449,886	USD	1,306,813
250,769,703	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.2%	Reference security within CDX Index	250,769,703	USD	3,397,714
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.4%	Reference security within CDX Index	N/A		(2,214,420)
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	2.59%	MS Synthetic 2006-1	7,000,000	USD	(445,163)
										$894,153
								Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
600,000,000	CHF	5/27/2011	Credit Suisse	(Pay)	0.16%	3 Month CHF LIBOR	$274,815
900,000,000	USD	8/18/2012	Barclays	(Pay)	1.31%	3 Month USD LIBOR	1,681,763
907,000,000	USD	8/21/2012	JP Morgan Chase Bank	(Pay)	1.32%	3 Month USD LIBOR	1,666,996
73,600,000	GBP	1/11/2015	Citigroup	(Pay)	3.31%	6 month GBP LIBOR	(3,970,340)
378,000,000	USD	8/18/2015	Barclays	Receive	2.59%	3 Month USD LIBOR	155,272
378,000,000	USD	8/21/2015	JP Morgan Chase Bank	Receive	2.57%	3 Month USD LIBOR	(376,134)
41,000,000	GBP	1/11/2020	Barclays	Receive	4.04%	6 month GBP LIBOR	2,656,236
40,800,000	GBP	1/11/2020	Citigroup	Receive	4.06%	6 month GBP LIBOR	2,741,573
55,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(6,474,745)
65,000,000	USD	5/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(5,754,944)
105,000,000	USD	8/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(9,073,013)
20,000,000	GBP	1/11/2040	Barclays	(Pay)	4.21%	6 month GBP LIBOR	(1,489,539)
25,000,000	GBP	12/7/2046	Merrill Lynch	(Pay)	4.36%	6 month GBP LIBOR	(3,262,115)
							$(21,224,175)
					Premiums to (Pay) Receive		$—

#                 Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
CDO - Collateralized Debt Obligation
CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.
CMBS - Commercial Mortgage Backed Security
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.
LIBOR - London Interbank Offered Rate
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
TBD - To Be Determined
USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.
XL - Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at May 31, 2010, which are subject to change based on the terms of the security.
(a) All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.
(b) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c) All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
NZD - New Zealand Dollar
USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange (other than exchange-listed options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). As the Fund’s net asset value is not determined on any days when the NYSE is closed for business, the net assets disclosed herein were determined as of Friday, May 28, 2010 due to a U.S. national holiday on Monday, May 31, 2010.  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.  Shares of open-end investment companies are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended May 31, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2010, the total value of securities held for which no alternative pricing source was available represented 9.07% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund used non-conventional models to value certain derivative contracts.  The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$119,245,278	$375,719,454	$494,964,732
Foreign Government Obligations	—	36,175,453	—	36,175,453
U.S. Government	115,718,750	263,441,233	—	379,159,983
U.S. Government Agency	—	784,680	—	784,680
TOTAL DEBT OBLIGATIONS	115,718,750	419,646,644	375,719,454	911,084,848
Options Purchased	—	16,356,292	11,494,272	27,850,564
Short-Term Investments	65,115,854	—	—	65,115,854
Total Investments	180,834,604	436,002,936	387,213,726	1,004,051,266
Derivatives
Futures Contracts
Interest Rate Risk	$1,045,973	$—	$—	$1,045,973
Forward Currency Contracts
Foreign Exchange Risk	—	2,146,276	—	2,146,276
Swap Agreements
Interest Rate Risk	—	9,176,655	—	9,176,655
Credit Risk	—	—	4,712,261	4,712,261
Total	$181,880,577	$447,325,867	$391,925,987	$1,021,132,431

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Written Options
Interest Rate Risk	$—	$(4,603,039)	$—	$(4,603,039)
Foreign Exchange Risk	—	(713,934)	—	(713,934)
Futures Contracts
Interest Rate Risk	(3,926,880)	—	—	(3,926,880)
Forward Currency Contracts
Foreign Exchange Risk	—	(1,267,653)	—	(1,267,653)
Swap Agreements
Interest Rate Risk	—	(30,400,830)	—	(30,400,830)
Credit Risk	—	—	(3,818,108)	(3,818,108)
Total	$(3,926,880)	$(36,985,456)	$(3,818,108)	$(44,730,444)

The aggregate net values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 41.40% and 0.10% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2010	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*		Transfers out of Level 3*	Balances as of May 31, 2010
Debt Obligations
Asset-Backed Securities	$393,274,023	$(33,438,770)	$10,323	$(85,303)	$15,959,181	$—		$—	$375,719,454
Options Purchased	—	—	—	—	766,464	10,727,808	**	—	11,494,272
Swaps	1,615,442	93,467	—	(93,467)	(721,289)	—		—	894,153
Total	$394,889,465	$(33,345,303)	$10,323	$(178,770)	$16,004,356	$10,727,808		$—	$388,107,879

* The Fund recognizes transfers in at the beginning of the period and transfers out at the end of the period.

** Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions.  The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and  date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

As of May 31, 2010, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $36,009,680, collateralized by securities with a market value, plus accrued interest, of $36,689,189. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds.  Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond.  Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.  There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue.  In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investment positions decline.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contracts, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it has substantial holdings of below investment grade securities. Below investment grade bonds (“junk bonds”) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements) above as well as the discussion of the Fund’s use of derivatives (e.g. swaps, futures and other types of derivative contracts) below.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Derivative financial instruments

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (including a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (including a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure or to seek currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce them. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in collateral is not perfected, the Fund is required to make a significant upfront deposit, or the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund might actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, under collateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by Fund shareholders.

The Fund’s use of derivatives may cause its portfolio to be leveraged or to act as if it were leveraged. Leverage increases the Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2010, the Fund used forward currency contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2010, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk and to enhance the diversity and liquidity of the portfolio as well as to adjust interest rate exposure.  Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2010, the Fund used written option contracts to adjust exposure to currencies and certain markets. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Future Contracts	Premiums	Principal Amount of Contracts	Number of Future Contracts	Premiums
Outstanding, beginning of period	$(1,023,000,000)	(6,000)	$(18,989,081)	$(4,838,000,000)	(16,000)	$(15,976,151)
Options written	(167,750,000)	—	(3,773,236)	(57,000,000)	—	(2,422,500)
Options bought back	877,000,000	2,000	14,394,040	1,865,000,000	16,000	16,195,978
Options expired	203,000,000	4,000	7,017,541	500,000,000	—	49,625
Options sold	—	—	—	—	—	—
Outstanding, end of period	$(110,750,000)	—	$(1,350,736)	$(2,530,000,000)	—	$(2,153,048)

Exchange-listed options are valued at the most recent bid price for long positions and most recent ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2010, the Fund used swap agreements to adjust interest rate exposure and achieve exposure to a reference entity’s credit and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At May 31, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$21,497,769	$6,352,795	$—	$—	$—	$27,850,564
Unrealized appreciation on futures contracts*	1,045,973	—	—	—	—	1,045,973
Unrealized appreciation on forward currency contracts	—	2,146,276	—	—	—	2,146,276
Unrealized appreciation on swap agreements	9,176,655	—	4,712,261	—	—	13,888,916
Total	$31,720,397	$8,499,071	$4,712,261	$—	$—	$44,931,729

Liabilities:
Written options outstanding	$(4,603,039)	$(713,934)	$—	$—	$—	$(5,316,973)
Unrealized depreciation on futures contracts*	(3,926,880)	—	—	—	—	(3,926,880)
Unrealized depreciation on forward currency contracts	—	(1,267,653)	—	—	—	(1,267,653)
Unrealized depreciation on swap agreements	(30,400,830)	—	(3,818,108)	—	—	(34,218,938)
Total	$(38,930,749)	$(1,981,587)	$(3,818,108)	$—	$—	$(44,730,444)

*  The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and option contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2010:

	Forward Currency Contracts	Futures Contracts	Swap Contracts	Options
Average amount outstanding	$$350,412,259	$$2,000,990,081	$$2,238,495,563	$$9,574,394,146

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date  within 90 days of the filing of this report,  based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date:	July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date:	July 29, 2010

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date:	July 29, 2010